UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AB Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.15

ANNUAL REPORT

AB POOLING PORTFOLIOS

+	AB U.S. VALUE
+	AB U.S. LARGE CAP GROWTH
+	AB INTERNATIONAL VALUE
+	AB INTERNATIONAL GROWTH
+	AB SHORT DURATION BOND
+	AB GLOBAL CORE BOND
+	AB BOND INFLATION PROTECTION
+	AB HIGH-YIELD
+	AB SMALL-MID CAP VALUE
+	AB SMALL-MID CAP GROWTH
+	AB MULTI-ASSET REAL RETURN
+	AB VOLATILITY MANAGEMENT

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

October 21, 2015

Annual Report

This report provides management’s discussion of fund performance for the AB Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2015. Effective January 20, 2015, the Registrant’s name changed from “AllianceBernstein Pooling Portfolios” to “AB Pooling Portfolios”, and the reference to “AllianceBernstein” in each Portfolio’s name changed to “AB”.

The tables on pages 20-31 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2015, compared to their respective benchmarks. Additional performance can be found on pages 32-35.

Market Review

Global stocks declined for the 12-month period ended August 31, 2015, while fixed-income markets were mixed. While capital markets overall were negatively affected by a sharp decline in oil and commodity prices, combined with events in Greece and China, suffered losses, US equity markets managed to post slight gains.

Global equities began the period under heavy pressure, driven by worries over economic weakness in China and Europe. Ongoing geopolitical turmoil in the Ukraine and elsewhere also played a role. Markets saw a slight respite after negotiations between Greece and its official creditors were resolved in July, but a sharp drop in the price of oil and volatile trading in China’s mainland stock markets prompted a global selloff in August.

Bond markets were volatile for the 12-month period as well. Markets remained preoccupied with central bank policies, which appeared to diverge. Speculation over the timing of an increase in US interest rates caused the US yield curve to flatten during the year. Meanwhile, central banks including Europe, Canada and China relaxed policy to offset weaker growth, sending government bond yields lower in those regions where central banks have adopted stimulus measures.

Disappointing economic data in China led authorities to devalue the yuan against the US dollar by the largest amount in decades. Although policymakers justified the move as an attempt to make the country’s exchange rate more responsive to market forces, investors interpreted it as a sign that China’s economic slowdown was worse than originally thought.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making

AB POOLING PORTFOLIOS •	1

investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of US companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six-month period and underperformed for the 12-month period ended August 31, 2015.

During the 12-month period, sector selection was the main source of underperformance, due to negative underweights in consumer growth and consumer staples, as well as a negative overweight in energy, relative to the benchmark. Security selection in the consumer cyclicals and services sectors, as well as an overweight in consumer cyclicals, helped to offset some of the losses. For the six-month period, security selection in the services, consumer cyclicals and financials sectors contributed most to performance. Security selection in the technology and consumer growth sectors, as well as an overweight in the consumer cyclicals sector, had a negative impact on returns.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization US companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the

2	• AB POOLING PORTFOLIOS

range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended August 31, 2015.

During the 12-month period, security selection was the main source of outperformance, as stock selection in the technology, consumer discretionary and industrials sectors contributed to returns, relative to the benchmark. Stock selection in the telecommunications and energy sectors had a negative impact on performance. Sector selection was positive, due to underweights in energy and materials, as well as an overweight in health care. For the six-month period, security selection was positive, as picks within the technology, industrials and consumer discretionary sectors contributed to performance. Security selection in the health care and consumer staples sectors had a negative impact on returns. Sector selection was positive, due to an underweight in materials and an overweight in health care.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

AB POOLING PORTFOLIOS •	3

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US, for the six- and 12-month periods ended August 31, 2015.

During the 12-month period, security selection was positive within the industrial commodities, capital equipment and finance sectors. Security selection in the health care and technology/electronics sectors had a negative impact on returns, relative to the benchmark. Sector selection was negative due to underweights in consumer staples and health care. An overweight in telecommunications, as well as an underweight in industrial commodities, offset some of the losses. Country selection was positive, due mostly to an overweight in Japan. An overweight in France and an underweight in Canada also contributed to performance. In contrast, underweights

4	• AB POOLING PORTFOLIOS

in Sweden and Switzerland had a negative impact on returns. For the six-month period security selection was positive, while sector selection was negative. Security selection in the finance and industrial commodities sectors, as well as an underweight in industrial commodities, contributed most to performance. In contrast, security selection within the technology/electronics sector and an underweight in health care had a negative impact on returns. Country selection was positive, due mostly to an overweight in Japan. An underweight in Switzerland had a negative impact on returns.

The Portfolio utilized derivatives including Treasury futures for investment purposes and currency forwards for hedging and investment purposes, which added to returns during both periods, in absolute terms.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual

AB POOLING PORTFOLIOS •	5

securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-US, for the six- and 12-month periods ended August 31, 2015.

For the 12-month period, sector selection was positive due mostly to an underweight in energy and an overweight in consumer discretionary, relative to the benchmark. In contrast, security selection was negative, as positive stock selection within the health care and materials sectors was offset by negative stock selection in the consumer discretionary sector. Country selection was negative, as positive underweights in Canada and Korea were more than offset by a negative underweight in Japan and negative overweights in Brazil and India. During the six-month period, sector selection was positive due to underweights in energy and materials. Security selection was also positive, particularly in the health care sector. Security selection within utilities offset some of these gains. Country selection was negative due to an overweight in India and an underweight in Japan. An underweight in Australia and an overweight in Denmark contributed to returns, offsetting some of the losses.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from returns during both periods, in absolute terms.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Adviser may moderately shorten the

6	• AB POOLING PORTFOLIOS

average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investors Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”). The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended August 31, 2015.

Exposure to agencies, commercial mortgage obligations, asset-backed securities and investment-grade corporates contributed for both periods; an overweight to inflation-linked securities detracted from performance, relative to the benchmark. The Portfolio’s non-US holdings did not have a material impact on performance. Yield-curve positioning detracted for both periods, mainly from an underweight to the front end of the curve.

During both periods, the Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield-curve positioning. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. Cross currency swaps for hedging purposes had an immaterial impact during both periods, in absolute terms.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-US issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek

AB POOLING PORTFOLIOS •	7

investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio underperformed its benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended August 31, 2015.

Security selection contributed for both periods, led by security selection within investment-grade corporates and commercial mortgage-backed securities, relative to the benchmark. Currency selection contributed for both periods, mainly from underweights to the Australian dollar, South Korean won and New Zealand dollar, as well as a long US dollar position. Country allocation detracted from returns for the six-month period, mainly from an overweight to Brazil as well as an underweight to Japan. However, for the 12-month period, country allocation contributed to returns, mainly from an overweight to the United Kingdom. Yield-curve positioning detracted for both periods, mainly from positioning on the long end of the euro and US yield curves.

During both periods, the Portfolio utilized derivatives including currency forwards for hedging and investment purposes, which added to returns in absolute terms; Treasury futures for hedging purposes had an immaterial impact during the six-month period, and detracted for the 12-month period.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Consumer Price Index (“CPI”) swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio

8	• AB POOLING PORTFOLIOS

may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio underperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended August 31, 2015.

During both periods, returns were negative due to an increase in TIPS yields across the curve. The continued downward pressure on oil prices as well as other commodity prices during both periods contributed to the negative performance, and also caused TIPS to underperform relative to US Treasuries. For the six-month period, sector allocation detracted from returns while currency allocation had an immaterial impact, relative to the benchmark; for the 12-month period, sector allocation detracted from performance, while currency selection contributed to returns. Regarding sector allocation, an allocation to corporates detracted for both periods. Within currency allocation, the Portfolio’s long US dollar position against its short euro, Australian dollar and Canadian dollar positions contributed to returns for the 12-month period; for the six-month period, the euro trade was immaterial with Australian dollar and Canadian dollar positions still contributing.

The Portfolio utilized derivatives including interest rate swaps and Treasury futures during both periods to manage duration and yield-curve positioning. Overall duration and yield-curve positioning had a modest contribution to returns for the six- and 12-month periods in absolute terms. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Currency forwards were utilized to establish currency positioning. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as “junk bonds”. These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in US dollar-denominated and non-US dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

AB POOLING PORTFOLIOS •	9

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Barclays US High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended August 31, 2015.

For both periods, an underweight to the energy sector was a significant driver of outperformance, relative to the benchmark. An overweight to the banking sector, as well as an underweight to basic materials also contributed to performance for both periods. Security selection within communications/media contributed to performance for the 12-month period, yet detracted for the six-month period. Security selection within consumer non-cyclicals contributed for the six-month period yet detracted for the 12-month period. An underweight to CCC-rated bonds contributed to performance for both periods.

During both periods, the Portfolio utilized derivatives including currency forwards and credit default swaps for hedging and investment purposes, and written options and swaptions for hedging purposes, which added to performance in absolute terms; total return swaps for hedging and investment purposes, and purchased options for hedging purposes detracted. Treasury futures for hedging and investment purposes added during the six-month period and detracted during the 12-month period; interest rate swaps for hedging purposes had an immaterial impact during both periods.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

10	• AB POOLING PORTFOLIOS

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms but outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended August 31, 2015.

For the 12-month period, security selection drove the outperformance. Security selection was strongest in the financials sector, relative to the benchmark. Stock selection in the technology, consumer discretionary, materials and utilities sectors, as well as an underweight position in the energy sector, also significantly contributed to relative performance. The leading detractors from performance for the period were stock selection in the industrials and energy sectors and underweight positions in financials and health care. In the six-month period, security selection also drove the outperformance, particularly in the financials sector. Stock selection and an underweight position in the energy sector also contributed. Stock selection in the technology sector, as well as underweight positions in financials and health care, trimmed gains.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization US companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The

AB POOLING PORTFOLIOS •	11

Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the six-month period yet underperformed for the 12-month period ended August 31, 2015.

Stock selection in the health care and industrials sectors contributed for the six-month period, while stock selection in technology and consumer/commercial staples sectors detracted, relative to the benchmark. For the 12-month period, stock selection detracted in the consumer/commercial services and industrials sectors, and contributed in the health care and technology sectors. Reflecting the Portfolio’s bottom-up investment process, the Small-Mid Cap Growth Investment Team continues to find opportunities across most sectors. Given the increased uncertainty over global growth, however, there is an increased emphasis on secular growers and companies that have greater-than-normal control over future earnings growth (i.e., self-help opportunities).

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

12	• AB POOLING PORTFOLIOS

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The Portfolio outperformed its primary benchmark, the MSCI AC World Commodity Producers Index, for the six- and 12-month periods ended August 31, 2015, and underperformed its secondary benchmark, the All Market Real Return Portfolio Benchmark, for both periods.

The outperformance during both periods versus the primary benchmark was driven by a strategic exposure to global real estate, which strongly outperformed the primary benchmark (which has no real estate exposure or commodity futures exposure, and has only commodity equity exposure); strategic allocation to commodity futures also boosted performance, although to a smaller degree. Further, overlay positions such as an overweight to the US dollar, CPI swaps, long term oil futures and security selection outperformed relative to the primary benchmark, which helped returns; precious metals stocks detracted for both periods. The underperformance versus the secondary benchmark during both periods was largely driven by exposure to commodity futures; security selection and top-down allocation in global real estate and natural resources added to returns, albeit to a smaller degree.

The Portfolio utilized derivatives in the form of futures, total return swaps, interest rate swaps and written options for hedging and investment purposes, which detracted from returns during both periods in absolute terms; currency forwards were utilized for hedging and investment purposes, which detracted during the six-month period and added

AB POOLING PORTFOLIOS •	13

during the 12-month period. Inflation swaps for hedging purposes and purchased options for hedging and investment purposes added to returns during both periods.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including US, non-US and emerging market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other real estate-related securities, currencies, and inflation-indexed securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or

ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio’s long-term objective is to reduce overall volatility and the effects

14	• AB POOLING PORTFOLIOS

of adverse equity market conditions by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the primary benchmark and will seek to diversify across asset classes which are not represented in the benchmark including fixed-income securities and real estate.

During both periods, the Portfolio was fully allocated to growth-sensitive assets until late August, when the Portfolio moved to underweight equity and added to cash in response to rising volatility caused by Chinese currency devaluation and emerging market growth concerns. Throughout both periods, the Portfolio was more diversified than the benchmark through holdings of global REITs and made modest tilts across equity regions. In currency management, the Portfolio partially hedged some exposure back to the US dollar.

For both periods, the Portfolio outperformed its benchmark, the MSCI ACWI, driven by currency management (notably an underweight to the euro versus the US dollar) and regional shifts in equities (an overweight to Japan and decisions to overweight and underweight European exposure at different times in the year). Strategic allocation to REITs added to performance versus the benchmark over the 12-month period, and detracted from performance over the six-month period. The decision to underweight equities at the end of the 12-month period detracted from performance.

During both periods, the Portfolio had modestly higher overall Fund volatility than its primary benchmark.

The Portfolio utilized derivatives including currency forwards for hedging and investment purposes, which added to returns during both periods, in absolute terms; Treasury futures and total return swaps for hedging and investment purposes detracted during both periods.

AB POOLING PORTFOLIOS •	15

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the US. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the US. The unmanaged MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The unmanaged Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The unmanaged Barclays US High Yield 2% Issuer Capped Index is the 2% issuer capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

16	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolios’ distributions.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.abglobal.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AB POOLING PORTFOLIOS •	19

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2015 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AB U.S. Value Portfolio*	-6.25%	-4.21%

Russell 1000 Value Index	-6.73%	-3.48%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2015, by 0.29% and 0.34%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB U.S. Value Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

20	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2015 (unaudited)

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AB U.S. Large Cap Growth Portfolio*	-1.02%	11.22%

Russell 1000 Growth Index	-3.88%	4.26%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2015, by 0.00% and 0.01%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB U.S. Large Cap Growth Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2015 (unaudited)

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AB International Value Portfolio	-7.96%	-8.59%

MSCI ACWI ex-US	-8.91%	-12.35%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

22	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AB International Growth Portfolio	-7.44%	-10.86%

MSCI ACWI ex-US	-8.91%	-12.35%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Growth Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AB Short Duration Bond Portfolio	0.48%	0.90%

BofA ML 1-3 Year US Treasury Index	0.39%	0.80%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Bond Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

24	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AB Global Core Bond Portfolio	-1.03%	2.15%

Barclays Global Aggregate Bond Index (US dollar hedged)	-0.93%	2.23%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Bond Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AB Bond Inflation Protection Portfolio	-1.63%	-2.73%

Barclays 1-10 Year TIPS Index	-1.15%	-2.35%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Protection Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

26	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AB High-Yield Portfolio*	-2.23%	-2.27%

Barclays US High Yield 2% Issuer Capped Index	-2.85%	-2.93%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2015, by 0.05% and 0.09%, respectively..

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High-Yield Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Value Portfolio	-4.43%	-1.38%

Russell 2500 Value Index	-6.52%	-4.77%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small-Mid Cap Value Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

28	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Growth Portfolio	-2.59%	3.92%

Russell 2500 Growth Index	-3.78%	4.53%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small-Mid Cap Growth Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AB Multi-Asset Real Return Portfolio	-14.23%	-27.40%

Primary Benchmark: MSCI AC World Commodity Producers Index	-20.00%	-35.80%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	-13.87%	-23.86%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Multi-Asset Real Return Portfolio (from 8/31/05 to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2015 (unaudited)

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AB Volatility Management Portfolio	-6.73%	-3.35%

MSCI ACWI	-7.18%	-6.29%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

4/16/10* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Volatility Management Portfolio (from 4/16/10* to 8/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	-4.21%
5 Years	14.68%
10 Years	5.24%

AB U.S. Large Cap Growth Portfolio
1 Year	11.22%
5 Years	19.19%
10 Years	8.18%

AB International Value Portfolio
1 Year	-8.59%
5 Years	4.70%
10 Years	1.78%

AB International Growth Portfolio
1 Year	-10.86%
5 Years	2.37%
10 Years	0.89%

AB Short Duration Bond Portfolio
1 Year	0.90%
5 Years	1.21%
10 Years	2.28%

AB Global Core Bond Portfolio
1 Year	2.15%
5 Years	4.08%
10 Years	5.27%

AB Bond Inflation Protection Portfolio
1 Year	-2.73%
5 Years	3.07%
10 Years	4.22%

AB High-Yield Portfolio
1 Year	-2.27%
5 Years	8.13%
10 Years	8.03%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

32	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	-1.38%
5 Years	16.29%
10 Years	8.93%

AB Small-Mid Cap Growth Portfolio
1 Year	3.92%
5 Years	19.87%
10 Years	11.69%

AB Multi-Asset Real Return Portfolio
1 Year	-27.40%
5 Years	-1.78%
10 Years	0.17%

AB Volatility Management Portfolio
1 Year	-3.35%
5 Years	9.52%
Since Inception†	7.39%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns*

AB U.S. Value Portfolio
1 Year	-5.07%
5 Years	12.15%
10 Years	4.78%

AB U.S. Large Cap Growth Portfolio
1 Year	10.21%
5 Years	16.49%
10 Years	7.67%

AB International Value Portfolio
1 Year	-8.25%
5 Years	1.76%
10 Years	0.97%

AB International Growth Portfolio
1 Year	-7.15%
5 Years	-0.11%
10 Years	0.20%

AB Short Duration Bond Portfolio
1 Year	1.15%
5 Years	1.18%
10 Years	2.31%

AB Global Core Bond Portfolio
1 Year	3.27%
5 Years	4.10%
10 Years	5.42%

AB Bond Inflation Protection Portfolio
1 Year	-1.30%
5 Years	2.70%
10 Years	4.16%

AB High-Yield Portfolio
1 Year	-3.73%
5 Years	6.75%
10 Years	7.78%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

34	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	0.77%
5 Years	12.77%
10 Years	8.63%

AB Small-Mid Cap Growth Portfolio
1 Year	0.15%
5 Years	14.79%
10 Years	10.68%

AB Multi-Asset Real Return Portfolio
1 Year	-25.81%
5 Years	-4.49%
10 Years	-0.43%

AB Volatility Management Portfolio
1 Year	-2.68%
5 Years	7.34%
Since Inception†	6.73%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

AB POOLING PORTFOLIOS •	35

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB U.S. Value
Actual	$1,000	$937.50	$0.29	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
AB U.S. Large Cap Growth
Actual	$1,000	$989.80	$0.30	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
AB International Value
Actual	$1,000	$920.40	$0.39	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
AB International Growth
Actual	$1,000	$925.60	$0.49	0.10%
Hypothetical**	$1,000	$1,024.70	$0.51	0.10%

36	• AB POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB Short Duration Bond
Actual	$1,000	$1,004.80	$0.20	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
AB Global Core Bond
Actual	$1,000	$989.70	$0.25	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
AB Bond Inflation Protection
Actual	$1,000	$983.70	$0.75	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%
AB High-Yield
Actual	$1,000	$977.70	$0.70	0.14%
Hypothetical**	$1,000	$1,024.50	$0.71	0.14%
AB Small-Mid Cap Value
Actual	$1,000	$955.70	$0.44	0.09%
Hypothetical**	$1,000	$1,024.75	$0.46	0.09%
AB Small-Mid Cap Growth
Actual	$1,000	$974.10	$0.50	0.10%
Hypothetical**	$1,000	$1,024.70	$0.51	0.10%
AB Multi-Asset Real Return***
Actual	$1,000	$857.70	$0.33	0.07%
Hypothetical**	$1,000	$1,024.85	$0.36	0.07%
AB Volatility Management
Actual	$1,000	$932.70	$0.24	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

AB POOLING PORTFOLIOS •	37

Expense Example

AB U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $449.5

*	All data are as of August 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• AB POOLING PORTFOLIOS

Portfolio Summary

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $453.6

*	All data are as of August 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	39

Portfolio Summary

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $372.4

*	All data are as of August 31, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Argentina, Belgium, Germany, Hong Kong, Indonesia, Israel, Norway, Portugal, Russia, South Africa and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• AB POOLING PORTFOLIOS

Portfolio Summary

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $375.3

*	All data are as of August 31, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: Indonesia, Luxembourg, Philippines, South Africa, Sweden and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	41

Portfolio Summary

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $898.4

*	All data are as of August 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

42	• AB POOLING PORTFOLIOS

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $931.0

*	All data are as of August 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Corporates – Non-Investment Grade, Local Governments-Municipal Bonds, and Supranationals.

AB POOLING PORTFOLIOS •	43

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $931.0

*	All data are as of August 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Belgium, Chile, China, Colombia, Denmark, India, Indonesia, Malaysia, Morocco, Norway, Peru, Portugal, Qatar, Singapore, South Africa, Supranational, Sweden, Switzerland and United Arab Emirates.

44	• AB POOLING PORTFOLIOS

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $717.0

Total Investments ($mil): $914.9

INFLATION PROTECTION BREAKDOWN*

Inflation-Protected Exposure – U.S.	99.5%
Inflation-Protected Exposure – Non-U.S.	—
Non-Inflation-Protected Exposure	0.5%

Total	100%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grade	15.7%
Asset-Backed Securities	11.1%
Commercial Mortgage-Backed Securities	9.9%
Collateralized Mortgage Obligations	2.4%
Governments – Sovereign Agencies	0.7%
Quasi-Sovereigns	0.6%
Emerging Markets – Corporate Bonds	0.2%
Common Stocks	0.2%
Preferred Stocks	0.1%
Governments – Sovereign Bonds	0.1%
Corporates – Non-Investment Grade	(0.9)%

*	All data are as of August 31, 2015. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

AB POOLING PORTFOLIOS •	45

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $717.0

Total Investments ($mil): $914.9

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	63.2%
Corporates – Investment Grade	14.4%
Asset-Backed Securities	8.7%
Commercial Mortgage-Backed Securities	7.7%
Corporates – Non-Investment Grade	2.0%
Collateralized Mortgage Obligations	1.9%
Governments – Sovereign Agencies	0.6%
Quasi-Sovereigns	0.5%
Governments – Treasuries	0.3%
Emerging Markets – Corporate Bonds	0.1%
Common Stocks	0.1%
Preferred Stocks	0.1%
Short-Term	0.4%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

46	• AB POOLING PORTFOLIOS

Portfolio Summary

AB HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $322.8

*	All data are as of August 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following security types: Emerging Markets – Sovereigns, Options Purchased – Calls, Options Purchased – Puts, and Warrants.

AB POOLING PORTFOLIOS •	47

Portfolio Summary

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $281.7

*	All data are as of August 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• AB POOLING PORTFOLIOS

Portfolio Summary

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $279.9

*	All data are as of August 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	49

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $832.8

*	All data are as of August 31, 2015. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

50	• AB POOLING PORTFOLIOS

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

*	All data are as of August 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Austria, Belgium, Denmark, Finland, India, Indonesia, Ireland, Israel, Italy, Jersey (Channel Islands), Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and United Arab Emirates.

AB POOLING PORTFOLIOS •	51

Portfolio Summary

AB VOLATILITY MANAGEMENT

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,278.0

TEN LARGEST HOLDINGS†

August 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares Core MSCI Emerging Markets ETF	$94,701,459	7.4%
Apple, Inc.	18,245,695	1.4
Google, Inc. — Class A and Class C	10,105,386	0.8
Microsoft Corp.	9,938,662	0.8
Exxon Mobil Corp.	8,788,258	0.7
Vanguard REIT ETF	8,125,903	0.6
iShares International Developed Real Estate ETF	8,111,629	0.6
Johnson & Johnson	7,274,052	0.6
Wells Fargo & Co.	6,962,231	0.6
General Electric Co.	6,954,564	0.5
	$179,207,839	14.0%

*	All data are as of August 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

52	• AB POOLING PORTFOLIOS

Portfolio Summary and Ten Largest Holdings

AB U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 29.8%
Banks – 14.6%
Bank of America Corp.	898,126	$14,675,379
Citigroup, Inc.	149,506	7,995,581
Citizens Financial Group, Inc.	297,840	7,392,389
Comerica, Inc.	70,970	3,122,680
Fifth Third Bancorp	55,790	1,111,337
JPMorgan Chase & Co.	181,759	11,650,752
KeyCorp	42,990	590,682
PNC Financial Services Group, Inc. (The)	25,946	2,364,199
SunTrust Banks, Inc.	17,243	696,100
Wells Fargo & Co.	297,225	15,851,009

		65,450,108

Capital Markets – 2.4%
Bank of New York Mellon Corp. (The)	59,200	2,356,160
Goldman Sachs Group, Inc. (The)	22,008	4,150,709
Morgan Stanley	75,873	2,613,825
State Street Corp.	26,720	1,921,702

		11,042,396

Consumer Finance – 3.5%
Capital One Financial Corp.	110,000	8,552,500
Discover Financial Services	67,246	3,613,128
Springleaf Holdings, Inc.(a)	76,853	3,439,940

		15,605,568

Diversified Financial Services – 2.1%
Berkshire Hathaway, Inc. – Class B(a)	32,080	4,300,003
Voya Financial, Inc.	117,644	5,068,104

		9,368,107

Insurance – 7.2%
ACE Ltd.	16,404	1,675,833
Allstate Corp. (The)	131,800	7,681,304
American Financial Group, Inc./OH	75,140	5,189,168
American International Group, Inc.	66,850	4,033,729
Aon PLC	46,945	4,386,541
First American Financial Corp.	35,936	1,396,473
Hanover Insurance Group, Inc. (The)	37,403	2,951,097
MetLife, Inc.	19,316	967,731
Travelers Cos., Inc. (The)	35,680	3,551,944
Unum Group	16,670	559,112

		32,392,932

		133,859,111

Consumer Discretionary – 13.3%
Auto Components – 2.0%
Lear Corp.	44,952	4,620,616
Magna International, Inc. (New York) – Class A	91,579	4,504,771

		9,125,387

AB POOLING PORTFOLIOS •	53

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.1%
Ford Motor Co.	179,451	$2,488,985
General Motors Co.	79,874	2,351,491

		4,840,476

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	16,637	819,039

Media – 2.4%
Comcast Corp. – Class A	68,913	3,881,869
Thomson Reuters Corp.	17,294	671,353
Time Warner, Inc.	77,181	5,487,569
Twenty-First Century Fox, Inc. – Class A	19,319	529,148

		10,569,939

Multiline Retail – 3.5%
Dollar General Corp.	57,720	4,299,563
Kohl’s Corp.	96,583	4,928,630
Macy’s, Inc.	36,485	2,138,386
Target Corp.	57,593	4,475,552

		15,842,131

Specialty Retail – 4.1%
American Eagle Outfitters, Inc.(b)	112,292	1,911,210
Foot Locker, Inc.	52,869	3,742,597
GameStop Corp. – Class A(b)	107,160	4,552,157
Office Depot, Inc.(a)	394,765	3,130,486
Ross Stores, Inc.	51,524	2,505,097
Staples, Inc.	187,539	2,664,929

		18,506,476

		59,703,448

Health Care – 12.5%
Biotechnology – 1.0%
Gilead Sciences, Inc.	42,773	4,494,159

Health Care Providers & Services – 4.2%
Aetna, Inc.	68,171	7,806,943
Anthem, Inc.	25,964	3,662,222
Quest Diagnostics, Inc.	42,468	2,879,330
UnitedHealth Group, Inc.	41,387	4,788,476

		19,136,971

Pharmaceuticals – 7.3%
Johnson & Johnson	129,985	12,215,990
Merck & Co., Inc.	125,173	6,740,566
Pfizer, Inc.	425,906	13,722,692

		32,679,248

		56,310,378

54	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 12.0%
Communications Equipment – 1.4%
Cisco Systems, Inc.	249,322	$6,452,453

Electronic Equipment, Instruments & Components – 0.9%
Keysight Technologies, Inc.(a)	119,326	3,823,205

IT Services – 1.1%
Booz Allen Hamilton Holding Corp.	54,590	1,457,553
Xerox Corp.	355,753	3,618,008

		5,075,561

Semiconductors & Semiconductor Equipment – 2.6%
Applied Materials, Inc.	304,518	4,898,172
Fairchild Semiconductor International, Inc.(a)	50,490	686,664
Intel Corp.	206,880	5,904,355

		11,489,191

Software – 4.0%
Electronic Arts, Inc.(a)	33,776	2,234,283
Microsoft Corp.	239,244	10,411,899
Oracle Corp.	147,479	5,469,996

		18,116,178

Technology Hardware, Storage & Peripherals – 2.0%
Hewlett-Packard Co.	315,865	8,863,172

		53,819,760

Energy – 10.5%
Oil, Gas & Consumable Fuels – 10.5%
Chevron Corp.	6,913	559,884
EOG Resources, Inc.	88,182	6,905,532
Exxon Mobil Corp.	193,927	14,591,068
Hess Corp.	93,134	5,536,816
Marathon Petroleum Corp.	64,798	3,065,593
Murphy Oil Corp.	119,935	3,717,985
Occidental Petroleum Corp.	38,697	2,825,268
SM Energy Co.	98,508	3,615,244
Valero Energy Corp.	109,361	6,489,482

		47,306,872

Industrials – 6.9%
Aerospace & Defense – 1.7%
General Dynamics Corp.	16,000	2,272,480
L-3 Communications Holdings, Inc.	47,307	4,989,469
United Technologies Corp.	4,646	425,620

		7,687,569

AB POOLING PORTFOLIOS •	55

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 2.1%
Delta Air Lines, Inc.	107,936	$4,725,438
JetBlue Airways Corp.(a)	207,547	4,632,449

		9,357,887

Electrical Equipment – 1.3%
Eaton Corp. PLC	102,165	5,829,535

Industrial Conglomerates – 1.1%
General Electric Co.	194,992	4,839,702

Machinery – 0.7%
ITT Corp.	90,941	3,402,103

		31,116,796

Utilities – 6.4%
Electric Utilities – 2.9%
American Electric Power Co., Inc.	70,800	3,843,732
Edison International	99,202	5,801,333
FirstEnergy Corp.	20,437	653,166
Westar Energy, Inc.	75,700	2,766,835

		13,065,066

Gas Utilities – 0.8%
UGI Corp.	105,533	3,596,565

Independent Power and Renewable Electricity Producers – 1.6%
AES Corp./VA	202,906	2,434,872
Calpine Corp.(a)	299,123	4,768,021

		7,202,893

Multi-Utilities – 1.1%
PG&E Corp.	72,515	3,595,294
Public Service Enterprise Group, Inc.	26,100	1,050,525

		4,645,819

		28,510,343

Consumer Staples – 2.8%
Food & Staples Retailing – 0.2%
Wal-Mart Stores, Inc.	14,813	958,845

Food Products – 0.8%
Archer-Daniels-Midland Co.	30,600	1,376,694
Bunge Ltd.	7,309	529,537
Ingredion, Inc.	19,632	1,695,027

		3,601,258

Household Products – 0.7%
Procter & Gamble Co. (The)	46,918	3,315,695

56	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.1%
Altria Group, Inc.	90,241	$4,835,113

		12,710,911

Materials – 2.8%
Chemicals – 2.7%
CF Industries Holdings, Inc.	113,858	6,533,172
LyondellBasell Industries NV – Class A	64,300	5,489,934

		12,023,106

Metals & Mining – 0.1%
Alcoa, Inc.	62,500	590,625

		12,613,731

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	45,850	1,522,220

Wireless Telecommunication Services – 0.9%
Vodafone Group PLC (Sponsored ADR)	114,700	3,954,856

		5,477,076

Total Common Stocks (cost $394,170,775)		441,428,426

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $9,312,738)	9,312,738	9,312,738

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $403,483,513)		450,741,164

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Exchange Reserves – Class I, 0.11%(c)(d) (cost $6,081,135)	6,081,135	6,081,135

Total Investments – 101.6% (cost $409,564,648)		456,822,299
Other assets less liabilities – (1.6)%		(7,349,214)

Net Assets – 100.0%		$449,473,085

AB POOLING PORTFOLIOS •	57

AB U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

58	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Information Technology – 29.3%
Communications Equipment – 0.8%
F5 Networks, Inc.(a)	28,890	$3,507,535

Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp. – Class A	140,521	7,357,679

Internet Software & Services – 10.7%
Facebook, Inc. – Class A(a)	203,100	18,163,233
Google, Inc. – Class A(a)	7,115	4,609,239
Google, Inc. – Class C(a)	30,848	19,071,776
Twitter, Inc.(a)	247,170	6,868,855

		48,713,103

IT Services – 4.9%
Cognizant Technology Solutions Corp. – Class A(a)	41,956	2,640,711
Visa, Inc. – Class A	271,258	19,340,695

		21,981,406

Semiconductors & Semiconductor Equipment – 2.1%
Altera Corp.	32,340	1,570,107
NVIDIA Corp.	352,962	7,934,586

		9,504,693

Software – 3.5%
Adobe Systems, Inc.(a)	22,110	1,737,183
ANSYS, Inc.(a)	64,420	5,707,612
Aspen Technology, Inc.(a)	45,564	1,725,509
Mobileye NV(a)(b)	64,947	3,673,402
ServiceNow, Inc.(a)	44,508	3,158,287

		16,001,993

Technology Hardware, Storage & Peripherals – 5.7%
Apple, Inc.	228,351	25,748,859

		132,815,268

Consumer Discretionary – 21.4%
Hotels, Restaurants & Leisure – 2.4%
Starbucks Corp.	201,530	11,025,706

Internet & Catalog Retail – 2.5%
Priceline Group, Inc. (The)(a)	8,080	10,089,011
TripAdvisor, Inc.(a)	20,421	1,427,428

		11,516,439

AB POOLING PORTFOLIOS •	59

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 6.7%
Comcast Corp. – Class A	251,080	$14,143,336
Walt Disney Co. (The)	157,526	16,048,749

		30,192,085

Multiline Retail – 0.9%
Dollar Tree, Inc.(a)	55,080	4,200,401

Specialty Retail – 5.7%
Home Depot, Inc. (The)	159,111	18,530,067
O’Reilly Automotive, Inc.(a)	15,690	3,766,698
Ulta Salon Cosmetics & Fragrance, Inc.(a)	22,620	3,575,996

		25,872,761

Textiles, Apparel & Luxury Goods – 3.2%
NIKE, Inc. – Class B	127,706	14,271,146

		97,078,538

Health Care – 18.5%
Biotechnology – 6.0%
Biogen, Inc.(a)	59,334	17,639,998
Gilead Sciences, Inc.(a)	92,010	9,667,491

		27,307,489

Health Care Equipment & Supplies – 4.5%
Align Technology, Inc.(a)	69,229	3,918,361
Intuitive Surgical, Inc.(a)	31,951	16,325,364

		20,243,725

Health Care Providers & Services – 5.1%
Premier, Inc. – Class A(a)	115,238	4,108,235
UnitedHealth Group, Inc.	164,695	19,055,211

		23,163,446

Life Sciences Tools & Services – 2.9%
Illumina, Inc.(a)	27,417	5,417,873
Mettler-Toledo International, Inc.(a)	13,163	3,903,488
Quintiles Transnational Holdings, Inc.(a)	54,229	4,040,603

		13,361,964

		84,076,624

Consumer Staples – 12.2%
Beverages – 2.2%
Monster Beverage Corp.(a)	70,708	9,790,230

Food & Staples Retailing – 5.9%
Costco Wholesale Corp.	56,190	7,869,409
CVS Health Corp.	186,720	19,120,128

		26,989,537

Personal Products – 1.6%
Estee Lauder Cos., Inc. (The) – Class A	89,770	7,160,953

60	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 2.5%
Philip Morris International, Inc.	140,335	$11,198,733

		55,139,453

Industrials – 9.5%
Aerospace & Defense – 1.9%
Rockwell Collins, Inc.	106,650	8,729,302

Airlines – 0.8%
Alaska Air Group, Inc.	46,775	3,501,576

Electrical Equipment – 2.5%
Acuity Brands, Inc.	19,980	3,893,503
AMETEK, Inc.	142,533	7,671,126

		11,564,629

Industrial Conglomerates – 1.9%
Danaher Corp.	98,939	8,609,672

Machinery – 1.6%
Wabtec Corp./DE	75,510	7,230,838

Professional Services – 0.8%
Robert Half International, Inc.	69,540	3,548,626

		43,184,643

Financials – 2.2%
Capital Markets – 2.2%
Affiliated Managers Group, Inc.(a)	32,370	6,035,063
BlackRock, Inc. – Class A	13,330	4,031,925

		10,066,988

Materials – 0.9%
Chemicals – 0.9%
Monsanto Co.	40,775	3,981,679

Total Common Stocks (cost $323,162,122)		426,343,193

SHORT-TERM INVESTMENTS – 7.1%
Investment Companies – 7.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $32,430,239)	32,430,239	32,430,239

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $355,592,361)		458,773,432

AB POOLING PORTFOLIOS •	61

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Exchange Reserves – Class I, 0.11%(c)(d) (cost $2,930,293)	2,930,293	$2,930,293

Total Investments – 101.8% (cost $358,522,654)		461,703,725
Other assets less liabilities – (1.8)%		(8,118,555)

Net Assets – 100.0%		$453,585,170

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

62	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 23.1%
Banks – 16.4%
Banco Macro SA (ADR)(a)	40,150	$1,797,114
Bank Hapoalim BM	497,353	2,522,497
Bank Mandiri Persero Tbk PT (ADR)	197,290	1,246,873
Bank of Baroda	863,880	2,396,461
Bank of China Ltd. – Class H	8,577,000	3,906,537
Bank of Montreal	29,660	1,600,684
Bank of Queensland Ltd.	593,531	5,351,421
China Merchants Bank Co., Ltd. – Class H	844,000	1,996,453
Danske Bank A/S	217,470	6,725,888
ICICI Bank Ltd.	330,960	1,392,089
ING Groep NV	489,480	7,500,024
Intesa Sanpaolo SpA	749,420	2,726,658
KB Financial Group, Inc.	74,640	2,251,596
Mitsubishi UFJ Financial Group, Inc.	1,566,600	10,333,577
Shinhan Financial Group Co., Ltd.	69,730	2,338,299
Toronto-Dominion Bank (The)	77,410	3,087,927
UniCredit SpA	625,040	4,076,802

		61,250,900

Diversified Financial Services – 0.8%
Challenger Ltd./Australia	548,460	2,786,569

Insurance – 4.3%
AIA Group Ltd.	529,600	2,922,675
Assicurazioni Generali SpA	307,617	5,626,104
Aviva PLC	376,519	2,772,152
NN Group NV	91,110	2,780,797
Suncorp Group Ltd.	215,552	1,967,011

		16,068,739

Real Estate Investment Trusts (REITs) – 0.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,597,600	1,368,877

Real Estate Management & Development – 0.6%
Lend Lease Group	239,183	2,366,679

Thrifts & Mortgage Finance – 0.6%
LIC Housing Finance Ltd.	323,207	2,151,891

		85,993,655

Consumer Discretionary – 17.2%
Auto Components – 6.4%
Aisin Seiki Co., Ltd.	118,800	4,271,757
Hankook Tire Co., Ltd.	122,060	3,810,615
Magna International, Inc. (New York) – Class A	90,470	4,450,219

AB POOLING PORTFOLIOS •	63

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Plastic Omnium SA	79,652	$2,056,320
Sumitomo Electric Industries Ltd.	391,100	5,351,835
Valeo SA	30,110	3,770,616

		23,711,362

Automobiles – 5.7%
Chongqing Changan Automobile Co., Ltd. – Class B	799,461	1,267,599
Great Wall Motor Co., Ltd. – Class H	316,000	841,480
Honda Motor Co., Ltd.	210,700	6,627,374
Hyundai Motor Co.	12,460	1,568,135
Isuzu Motors Ltd.	216,600	2,453,677
Peugeot SA(a)	369,890	6,359,110
Tata Motors Ltd.(a)	365,993	1,889,919
Tata Motors Ltd. – Class A(a)	91,246	326,724

		21,334,018

Leisure Products – 0.8%
Bandai Namco Holdings, Inc.	122,800	2,836,859

Media – 2.6%
Liberty Global PLC – Series C(a)	130,345	5,848,580
Vivendi SA	162,597	4,013,352

		9,861,932

Specialty Retail – 1.3%
Foschini Group Ltd. (The)	249,400	2,817,575
Kingfisher PLC	357,760	1,944,260

		4,761,835

Textiles, Apparel & Luxury Goods – 0.4%
Kering	8,840	1,512,895

		64,018,901

Telecommunication Services – 11.6%
Diversified Telecommunication Services – 6.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,017,409	1,826,476
BT Group PLC	816,040	5,443,953
China Telecom Corp., Ltd. – Class H	7,002,000	3,662,845
Nippon Telegraph & Telephone Corp.	226,400	8,635,380
Telefonica Brasil SA (Preference Shares)	298,100	3,319,940

		22,888,594

Wireless Telecommunication Services – 5.4%
China Mobile Ltd.	310,000	3,794,228
Rogers Communications, Inc. – Class B	39,100	1,334,738
SK Telecom Co., Ltd.	9,460	1,948,492
SoftBank Group Corp.	37,300	2,170,237

64	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sunrise Communications Group AG(a)(b)	28,049	$1,822,249
Turkcell Iletisim Hizmetleri AS	634,690	2,485,716
Vodafone Group PLC	1,949,042	6,711,409

		20,267,069

		43,155,663

Industrials – 10.9%
Aerospace & Defense – 2.0%
Airbus Group SE	59,808	3,894,371
Safran SA	46,059	3,593,526

		7,487,897

Airlines – 4.3%
Air Canada(a)	184,020	1,570,800
International Consolidated Airlines Group SA(a)	916,540	7,511,904
Japan Airlines Co., Ltd.	109,000	3,868,378
Qantas Airways Ltd.(a)	1,306,098	3,119,999

		16,071,081

Machinery – 1.0%
JTEKT Corp.	260,600	3,658,568

Marine – 1.4%
AP Moeller – Maersk A/S – Class B	937	1,595,773
Nippon Yusen KK	1,430,000	3,749,606

		5,345,379

Road & Rail – 2.2%
Canadian National Railway Co.	26,450	1,471,879
Central Japan Railway Co.	40,200	6,581,767

		8,053,646

		40,616,571

Information Technology – 8.6%
Electronic Equipment, Instruments & Components – 0.6%
Largan Precision Co., Ltd.	25,000	2,326,566

Semiconductors & Semiconductor Equipment – 5.1%
Advanced Semiconductor Engineering, Inc.	1,731,000	1,747,492
Infineon Technologies AG	290,400	3,168,608
Novatek Microelectronics Corp.	778,000	2,610,774
SCREEN Holdings Co., Ltd.	677,000	3,236,417
Sumco Corp.	355,200	3,261,329
Tokyo Electron Ltd.	94,200	4,956,287

		18,980,907

Software – 0.8%
Nintendo Co., Ltd.	14,200	2,921,594

AB POOLING PORTFOLIOS •	65

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 2.1%
Catcher Technology Co., Ltd.	212,000	$2,167,222
Samsung Electronics Co., Ltd.	6,040	5,557,839

		7,725,061

		31,954,128

Energy – 6.8%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(b)	218,407	916,258

Oil, Gas & Consumable Fuels – 6.6%
BG Group PLC	333,050	5,054,890
Canadian Natural Resources Ltd.	71,310	1,607,131
JX Holdings, Inc.	1,476,800	5,714,382
Lukoil PJSC (London) (Sponsored ADR)	37,140	1,433,975
Petroleo Brasileiro SA (Sponsored ADR)(a)	424,870	2,141,345
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	131,552	3,453,261
TOTAL SA	109,080	5,029,286

		24,434,270

		25,350,528

Materials – 5.8%
Chemicals – 3.8%
Agrium, Inc. (Toronto)	21,690	2,252,258
Arkema SA	53,052	3,737,161
JSR Corp.	290,000	4,546,302
Koninklijke DSM NV	64,989	3,413,729

		13,949,450

Metals & Mining – 1.0%
Goldcorp, Inc.	166,180	2,305,248
Novolipetsk Steel OJSC (GDR)(b)	126,010	1,500,894

		3,806,142

Paper & Forest Products – 1.0%
Mondi PLC	167,724	3,769,384

		21,524,976

Consumer Staples – 5.1%
Beverages – 0.4%
Asahi Group Holdings Ltd.	51,200	1,686,037

Food & Staples Retailing – 2.0%
Delhaize Group	65,530	5,863,398
X5 Retail Group NV (GDR)(a)(b)	98,645	1,617,778

		7,481,176

66	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 2.7%
British American Tobacco PLC	144,890	$7,672,275
Imperial Tobacco Group PLC	49,870	2,400,437

		10,072,712

		19,239,925

Health Care – 4.9%
Pharmaceuticals – 4.9%
GlaxoSmithKline PLC	392,670	8,017,384
Roche Holding AG	37,390	10,178,470

		18,195,854

Utilities – 4.4%
Electric Utilities – 3.2%
EDP – Energias de Portugal SA(c)	1,798,260	6,279,468
Electricite de France SA	155,350	3,351,037
Enel SpA	547,768	2,463,176

		12,093,681

Independent Power and Renewable Electricity Producers – 0.7%
Huadian Power International Corp., Ltd. – Class H	3,012,000	2,453,431

Water Utilities – 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	419,400	1,819,080

		16,366,192

Total Common Stocks (cost $392,458,245)		366,416,393

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $392,458,245)		366,416,393

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Exchange Reserves – Class I, 0.11%(d)(e) (cost $210,915)	210,915	210,915

Total Investments – 98.5% (cost $392,669,160)		366,627,308
Other assets less liabilities – 1.5%		5,761,968

Net Assets – 100.0%		$372,389,276

AB POOLING PORTFOLIOS •	67

AB International Value Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	66	September 2015	$2,559,030	$2,421,085	$(137,945)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	94,856	USD	2,993	11/13/15	$72,354
Citibank	RUB	90,831	USD	1,574	9/10/15	163,246
Citibank	USD	9,048	GBP	5,797	11/13/15	(156,043)
Citibank	USD	1,184	HKD	9,180	11/13/15	760
Credit Suisse International	KRW	2,406,931	USD	2,038	11/13/15	7,168
Deutsche Bank AG	HKD	9,180	USD	1,184	11/13/15	(90)
Goldman Sachs Bank USA	AUD	3,323	USD	2,441	11/13/15	85,307
Goldman Sachs Bank USA	CAD	2,064	USD	1,582	11/13/15	13,088
Goldman Sachs Bank USA	GBP	3,974	USD	6,207	11/13/15	111,029
Goldman Sachs Bank USA	JPY	843,770	USD	6,801	11/13/15	(166,746)
HSBC Bank USA	ILS	12,510	USD	3,295	11/13/15	102,135
Morgan Stanley & Co., Inc.	SEK	39,094	USD	4,614	11/13/15	(12,358)
Morgan Stanley & Co., Inc.	USD	2,345	EUR	2,135	11/13/15	53,207
Royal Bank of Scotland PLC	CHF	2,305	USD	2,371	11/13/15	(19,733)
Royal Bank of Scotland PLC	JPY	568,614	USD	4,580	11/13/15	(115,599)
Royal Bank of Scotland PLC	KRW	1,606,098	USD	1,363	11/13/15	7,785
Standard Chartered Bank	BRL	11,366	USD	3,117	9/02/15	(17,231)
Standard Chartered Bank	USD	3,192	BRL	11,366	9/02/15	(57,778)
Standard Chartered Bank	BRL	11,366	USD	3,159	10/02/15	57,777
Standard Chartered Bank	AUD	6,560	USD	4,809	11/13/15	157,608
Standard Chartered Bank	JPY	1,440,936	USD	11,549	11/13/15	(349,123)
State Street Bank & Trust Co.	EUR	6,235	USD	6,820	11/13/15	(184,178)
State Street Bank & Trust Co.	USD	5,977	CAD	7,880	11/13/15	11,665
State Street Bank & Trust Co.	USD	1,262	CHF	1,232	11/13/15	15,605
State Street Bank & Trust Co.	USD	12,504	SEK	108,653	11/13/15	352,669
UBS AG	BRL	11,366	USD	3,377	9/02/15	242,686
UBS AG	USD	3,117	BRL	11,366	9/02/15	17,231
UBS AG	USD	16,209	EUR	14,528	11/13/15	112,060

						$504,501

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $5,857,179 or 1.6% of net assets.

(c)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

68	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
RUB	– Russian Ruble
SEK	– Swedish Krona
TWD	– New Taiwan Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company

See notes to financial statements.

AB POOLING PORTFOLIOS •	69

AB International Value Portfolio—Portfolio of Investments

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 24.2%
Banks – 1.8%
Axis Bank Ltd.	391,460	$2,989,657
HDFC Bank Ltd.	249,610	3,842,248

		6,831,905

Capital Markets – 5.5%
Credit Suisse Group AG (REG)(a)	69,690	1,875,879
Partners Group Holding AG	14,540	4,689,457
UBS Group AG	677,303	14,010,442

		20,575,778

Consumer Finance – 0.6%
Shriram Transport Finance Co., Ltd.	177,460	2,170,755

Diversified Financial Services – 0.3%
Grenkeleasing AG	6,550	1,077,152

Insurance – 10.5%
Admiral Group PLC	405,451	9,596,414
AIA Group Ltd.	2,211,200	12,202,830
BB Seguridade Participacoes SA	550,900	4,359,624
Prudential PLC	607,250	13,105,870

		39,264,738

Real Estate Management & Development – 2.8%
Ayala Land, Inc.	3,991,800	3,066,888
Global Logistic Properties Ltd.(b)	4,756,000	7,487,887

		10,554,775

Thrifts & Mortgage Finance – 2.7%
Housing Development Finance Corp. Ltd.	572,720	10,211,351

		90,686,454

Consumer Discretionary – 22.2%
Auto Components – 1.4%
Continental AG	24,980	5,291,023

Automobiles – 2.6%
Toyota Motor Corp.(b)	167,000	9,870,738

Diversified Consumer Services – 2.1%
Estacio Participacoes SA	407,100	1,399,787
Kroton Educacional SA	693,600	1,660,057
TAL Education Group (ADR)(a)(b)	153,152	4,697,172

		7,757,016

Hotels, Restaurants & Leisure – 4.4%
Melco International Development Ltd.(b)	2,358,000	3,668,455
Merlin Entertainments PLC(c)	294,628	1,743,883

70	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo SA	104,026	$9,135,141
Yum! Brands, Inc.	23,860	1,903,312

		16,450,791

Internet & Catalog Retail – 1.0%
Vipshop Holdings Ltd. (ADR)(a)	197,370	3,550,686

Media – 1.0%
CTS Eventim AG & Co. KGaA	111,320	3,883,058

Multiline Retail – 1.3%
B&M European Value Retail SA	938,797	4,660,290

Specialty Retail – 3.1%
L’Occitane International SA	563,000	1,275,253
Sports Direct International PLC(a)	855,008	10,343,415

		11,618,668

Textiles, Apparel & Luxury Goods – 5.3%
Cie Financiere Richemont SA	93,994	7,022,986
Eclat Textile Co., Ltd.	264,800	3,982,440
Global Brands Group Holding Ltd.(a)	5,628,000	1,066,126
HUGO BOSS AG	41,365	4,720,169
Samsonite International SA	1,040,600	3,248,404

		20,040,125

		83,122,395

Industrials – 18.5%
Aerospace & Defense – 1.9%
Zodiac Aerospace	237,990	7,231,490

Building Products – 0.6%
Assa Abloy AB – Class B	108,480	2,073,079

Commercial Services & Supplies – 4.4%
APR Energy PLC(b)	445,028	519,001
Babcock International Group PLC	742,455	10,944,461
Regus PLC	1,128,494	4,892,283

		16,355,745

Machinery – 1.6%
Hoshizaki Electric Co., Ltd.	96,300	6,140,231

Professional Services – 7.8%
Bureau Veritas SA	383,708	8,746,731
Capita PLC	636,390	11,975,810
Teleperformance	122,160	8,588,154

		29,310,695

Road & Rail – 0.3%
CAR, Inc.(a)(b)	572,000	998,529

AB POOLING PORTFOLIOS •	71

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.9%
Brenntag AG	39,410	$2,189,111
Bunzl PLC	189,660	5,018,475

		7,207,586

		69,317,355

Consumer Staples – 9.5%
Food & Staples Retailing – 3.2%
CP ALL PCL	1,783,000	2,536,839
Lenta Ltd. (GDR)(a)(c)	558,381	4,076,030
Magnit PJSC (Sponsored GDR)(c)	42,200	2,109,789
Olam International Ltd.(b)	2,358,370	3,459,861

		12,182,519

Food Products – 0.3%
Universal Robina Corp.	238,190	986,566

Household Products – 0.5%
Henkel AG & Co. KGaA	21,120	1,936,829

Personal Products – 0.8%
Hengan International Group Co. Ltd.	75,000	740,348
L’Oreal SA	10,900	1,864,101
Unilever PLC	9,150	366,960

		2,971,409

Tobacco – 4.7%
British American Tobacco PLC	273,459	14,480,314
Japan Tobacco, Inc.	90,600	3,219,869

		17,700,183

		35,777,506

Information Technology – 9.4%
Electronic Equipment, Instruments & Components – 1.0%
China Railway Signal & Communication Corp., Ltd.(a)(c)	5,042,450	3,910,313

Internet Software & Services – 4.1%
Baidu, Inc. (Sponsored ADR)(a)	56,813	8,365,714
Tencent Holdings Ltd.	414,800	6,946,661

		15,312,375

IT Services – 1.5%
Tata Consultancy Services Ltd.	120,640	4,668,272
Wirecard AG	22,930	951,616

		5,619,888

72	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	800,000	$3,112,646

Software – 2.0%
Dassault Systemes	105,860	7,334,278

		35,289,500

Health Care – 8.6%
Health Care Equipment & Supplies – 2.5%
Essilor International SA	16,260	1,935,624
Sartorius AG (Preference Shares)	34,470	7,596,620

		9,532,244

Life Sciences Tools & Services – 3.6%
Eurofins Scientific SE	40,499	13,537,961

Pharmaceuticals – 2.5%
Aspen Pharmacare Holdings Ltd.(a)	67,780	1,747,312
Novo Nordisk A/S – Class B	101,741	5,617,155
Sun Pharmaceutical Industries Ltd.	141,187	1,882,210

		9,246,677

		32,316,882

Materials – 4.0%
Chemicals – 4.0%
Essentra PLC	1,156,347	15,035,169

Utilities – 1.1%
Independent Power and Renewable Electricity Producers – 1.1%
TerraForm Global, Inc. – Class A(a)(b)	438,847	4,274,371

Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
SoftBank Group Corp.	32,600	1,896,776
Tower Bersama Infrastructure Tbk PT(a)	3,402,500	1,735,998

		3,632,774

Total Common Stocks (cost $357,123,156)		369,452,406

Total Investments Before Security Lending Collateral for Securities Loaned – 98.5% (cost $357,123,156)		369,452,406

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AB Exchange Reserves – Class I, 0.11%(d)(e) (cost $6,050,194)	6,050,194	6,050,194

AB POOLING PORTFOLIOS •	73

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments – 100.1% (cost $363,173,350)		$375,502,600
Other assets less liabilities – (0.1)%		(252,426)

Net Assets – 100.0%		$375,250,174

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	23,415	USD	26,514	9/17/15	$233,384
Barclays Bank PLC	USD	4,152	JPY	509,033	9/17/15	47,988
Barclays Bank PLC	USD	6,214	SEK	52,693	12/15/15	27,166
BNP Paribas SA	GBP	4,773	USD	7,478	9/17/15	154,010
BNP Paribas SA	GBP	1,009	USD	1,536	9/17/15	(11,977)
BNP Paribas SA	HKD	138,964	USD	17,924	9/17/15	(6,778)
Deutsche Bank AG	SGD	16,312	USD	11,636	9/17/15	84,351
Morgan Stanley & Co., Inc.	CAD	16,131	USD	12,396	9/17/15	135,034
Morgan Stanley & Co., Inc.	USD	2,007	JPY	249,096	12/15/15	51,518
Royal Bank of Scotland PLC	USD	12,136	SGD	16,312	9/17/15	(584,256)
Royal Bank of Scotland PLC	CHF	3,404	USD	3,500	12/15/15	(34,553)
Standard Chartered Bank	USD	29,446	CAD	36,201	9/17/15	(1,930,927)
Standard Chartered Bank	USD	3,747	HKD	29,053	9/17/15	1,746
State Street Bank & Trust Co.	EUR	6,749	USD	7,605	9/17/15	30,217
State Street Bank & Trust Co.	EUR	2,290	USD	2,547	9/17/15	(23,296)
State Street Bank & Trust Co.	GBP	4,255	USD	6,634	9/17/15	104,868
UBS AG	GBP	11,707	USD	18,177	9/17/15	214,425
UBS AG	USD	14,409	GBP	9,231	9/17/15	(245,184)

						$(1,752,264)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $11,840,015 or 3.2% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

74	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Currency Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

AB POOLING PORTFOLIOS •	75

AB International Growth Portfolio—Portfolio of Investments

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.9%
United States – 36.9%
U.S. Treasury Notes 0.375%, 4/30/16-10/31/16	U.S.$	119,328	$119,270,544
0.50%, 11/30/16-4/30/17		77,668	77,573,594
0.625%, 5/31/17		33,394	33,357,033
0.75%, 10/31/17		2,070	2,066,388
1.375%, 6/30/18		63,207	63,805,317
1.50%, 6/30/16		28,475	28,742,694
1.625%, 6/30/20		6,779	6,808,129

Total Governments - Treasuries (cost $331,013,603)			331,623,699

CORPORATES - INVESTMENT GRADE – 19.0%
Financial Institutions – 14.2%
Banking – 13.1%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,208,916
ABN AMRO Bank NV 2.50%, 10/30/18(a)		4,092	4,137,167
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,350,448
1.80%, 7/31/18		2,310	2,305,459
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,305,815
Bank of America Corp. 1.25%, 1/11/16		3,220	3,223,986
Bank of America NA 1.65%, 3/26/18		2,340	2,328,595
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,330,879
Barclays PLC 2.00%, 3/16/18		2,320	2,309,263
BNP Paribas SA 2.375%, 9/14/17		4,084	4,132,792
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,338,574
Citigroup, Inc. 0.82%, 5/01/17(b)		2,327	2,317,448
1.029%, 11/24/17(b)		2,374	2,362,023
1.25%, 1/15/16		3,335	3,338,855
Credit Agricole SA/London 3.00%, 10/01/17(a)		3,750	3,853,511

76	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse/New York NY Series G 1.375%, 5/26/17	U.S.$	3,267	$3,261,436
Danske Bank A/S 3.875%, 4/14/16(a)		1,612	1,640,700
Fifth Third Bancorp 3.625%, 1/25/16		3,175	3,209,007
Goldman Sachs Group, Inc. (The) 1.454%, 4/23/20(b)		2,308	2,334,761
3.625%, 2/07/16		3,080	3,115,121
HSBC USA, Inc. 1.70%, 3/05/18		2,336	2,323,360
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,347,847
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,318,076
JPMorgan Chase & Co. 0.79%, 3/01/18(b)		2,340	2,324,586
Series G 1.10%, 10/15/15		3,290	3,292,310
KeyBank NA/Cleveland OH 1.70%, 6/01/18		3,690	3,675,716
Lloyds Bank PLC 1.75%, 3/16/18		4,203	4,181,258
Mizuho Bank Ltd. 0.731%, 9/25/17(a)(b)		4,785	4,768,123
Morgan Stanley 1.75%, 2/25/16		1,988	1,996,479
1.875%, 1/05/18		2,378	2,378,257
5.95%, 12/28/17		2,782	3,031,804
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,173,689
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,340,003
Royal Bank of Scotland Group PLC 2.55%, 9/18/15		3,280	3,281,853
SunTrust Bank/Atlanta GA 0.761%, 2/15/17(b)		3,330	3,323,117
UBS AG/Stamford CT 1.80%, 3/26/18		3,747	3,734,249
US Bank NA/Cincinnati OH 0.774%, 10/28/19(b)		1,851	1,840,179
Wells Fargo & Co. 2.125%, 4/22/19		3,907	3,904,394

			117,640,056

Insurance – 1.1%
MetLife, Inc. 1.756%, 12/15/17		3,400	3,416,874
New York Life Global Funding 0.80%, 2/12/16(a)		3,315	3,318,541

AB POOLING PORTFOLIOS •	77

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 4.75%, 9/17/15	U.S.$	3,075	$3,078,173

			9,813,588

			127,453,644

Industrial – 4.8%
Basic – 0.4%
Monsanto Co. 0.511%, 11/07/16(b)		3,355	3,338,769

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.826%, 4/15/16(a)(b)		3,795	3,801,121

Communications - Telecommunications – 0.5%
America Movil SAB de CV 5.00%, 3/30/20		2,031	2,234,303
AT&T, Inc. 0.90%, 2/12/16		2,365	2,365,809

			4,600,112

Consumer Cyclical - Automotive – 1.4%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,436,370
1.65%, 3/02/18(a)		2,236	2,220,590
Ford Motor Credit Co. LLC 1.461%, 3/27/17		2,806	2,793,202
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,345,732

			12,795,894

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,376,187

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,277,232
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,161,095
McKesson Corp. 0.95%, 12/04/15		1,298	1,297,966
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,318,610

			11,054,903

Technology – 0.6%
Cisco Systems, Inc. 0.609%, 3/03/17(b)		3,360	3,361,505

78	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUALCOMM, Inc. 1.40%, 5/18/18	U.S.$	2,355	$2,330,303

			5,691,808

			43,658,794

Total Corporates - Investment Grade (cost $171,472,259)			171,112,438

ASSET-BACKED SECURITIES – 17.4%
Autos - Fixed Rate – 9.0%
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,438,832
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		3,398	3,392,124
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		42	42,012
Series 2014-A, Class A2 0.81%, 11/15/22(a)		660	659,496
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,737,027
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,206,200
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		2,960	2,975,055
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		3,297	3,295,268
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		1,507	1,505,920
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		1,663	1,663,443
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		2,180	2,180,208
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		564	563,511
Series 2014-2, Class A2 1.05%, 3/20/20(a)		2,804	2,800,644
Series 2015-1, Class A2 1.30%, 9/20/20(a)		3,270	3,253,450

AB POOLING PORTFOLIOS •	79

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	U.S.$	2,965	$2,975,256
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		1,753	1,751,824
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		3,468	3,488,602
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		3,298	3,305,583
Series 2015-2, Class A3 1.68%, 12/20/18		3,024	3,044,971
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		1,367	1,358,352
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		3,870	3,868,854
Series 2015-1, Class A3 1.41%, 6/15/20		1,413	1,412,373
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,237,529
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		2,267	2,267,119
Series 2015-B, Class A3 1.40%, 11/15/18(a)		1,487	1,487,905
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		2,306	2,305,451
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		340	339,668
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		3,854	3,838,091
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		2,825	2,833,678
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		602	602,270
Series 2015-3, Class A2A 1.02%, 9/17/18		1,615	1,615,039

80	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-4,Class A2A 1.20%, 12/17/18	U.S.$	1,549	$1,548,972
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		2,170	2,168,177
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		2,971	2,964,958
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		2,451	2,450,188

			80,578,050

Credit Cards - Fixed Rate – 2.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		1,948	1,952,784
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		2,074	2,119,329
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		2,091	2,094,782
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,052,227
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		2,841	2,816,419
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		3,299	3,328,061
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,552,226
Series 2013-A, Class A 1.61%, 12/15/21		950	950,871
Series 2015-B,Class A 2.55%, 6/17/24		2,193	2,192,646

			21,059,345

Credit Cards - Floating Rate – 2.2%
Cabela’s Credit Card Master Note Trust Series 2013-2A, Class A2 0.848%, 8/16/21(a)(b)		3,365	3,375,251
Series 2014-1, Class A 0.548%, 3/16/20(b)		1,200	1,193,095

AB POOLING PORTFOLIOS •	81

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chase Issuance Trust Series 2013-A6, Class A6 0.618%, 7/15/20(b)	U.S.$	4,632	$4,637,877
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.628%, 7/15/21(b)		1,905	1,906,288
Series 2015-A1, Class A1 0.548%, 8/17/20(b)		2,907	2,904,837
First National Master Note Trust Series 2013-2, Class A 0.728%, 10/15/19(b)		2,006	2,008,617
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.578%, 12/15/19(b)		2,110	2,111,319
Series 2015-A, Class A 0.678%, 2/15/22(b)		1,853	1,845,265

			19,982,549

Autos - Floating Rate – 2.0%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.598%, 9/15/17(a)(b)		1,413	1,413,085
Series 2015-1A, Class A 0.698%, 7/15/20(a)(b)		2,788	2,788,459
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.757%, 1/15/22(b)		2,635	2,625,837
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.583%, 7/20/19(b)		1,462	1,455,450
Series 2015-1, Class A 0.703%, 1/20/20(b)		2,788	2,767,076
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.742%, 12/10/27(a)(b)		2,027	2,029,426
Series 2014-1, Class A 0.592%, 4/10/28(a)(b)		2,815	2,817,260
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.949%, 10/25/19(a)(b)		2,069	2,059,946

			17,956,539

Other ABS - Fixed Rate – 1.8%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		2,315	2,314,919

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		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20	U.S.$	4,975	$4,969,125
Series 2014-B, Class A4 1.61%, 5/17/21		1,812	1,812,063
Series 2015-A, Class A4 1.85%, 4/15/21		1,728	1,724,463
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		2,036	2,034,632
Series 2015-1, Class A3 1.30%, 3/23/20(a)		981	977,276
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		825	824,532
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		1,202	1,201,984

			15,858,994

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		505	509,741
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			509,741

Total Asset-Backed Securities (cost $156,034,779)			155,945,218

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.8%
Non-Agency Fixed Rate CMBS – 10.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,958	4,208,728
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.968%, 3/15/49		618	627,841
Series 2015-GC29, Class A2 2.674%, 4/10/48		2,900	2,946,256
Commercial Mortgage Pass Through Certificates Series 2012-CR4, Class A1 0.704%, 10/15/45		1,434	1,430,101

AB POOLING PORTFOLIOS •	83

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-CR6, Class A1 0.719%, 3/10/46	U.S.$	2,579	$2,556,436
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,233	1,227,138
Series 2014-CR16, Class A2 3.042%, 4/10/47		3,374	3,488,227
Series 2014-CR19, Class A2 2.965%, 8/10/47		4,220	4,341,101
Series 2015-DC1, Class A2 2.87%, 2/10/48		3,205	3,288,397
Series 2015-LC21, Class A2 2.976%, 7/10/48		2,430	2,503,783
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		3,071	3,186,795
Series 2013-LC6, Class XA 1.895%, 1/10/46(e)		5,701	430,374
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		4,919	4,981,033
GS Mortgage Securities Corp. II Series 2013-GC10, Class A1 0.696%, 2/10/46		259	259,034
Series 2015-GC30, Class A2 2.726%, 5/10/50		2,965	3,017,897
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		1,445	1,524,633
Series 2013-GC14, Class A1 1.217%, 8/10/46		1,348	1,347,642
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		264	263,917
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		658	656,498
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,747	4,960,418
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		140	139,600
Series 2013-C10, Class A1 0.73%, 12/15/47		1,225	1,219,518
Series 2013-C16, Class A2 3.07%, 12/15/46		4,682	4,834,218

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		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45	U.S.$	4,720	$4,865,909
Series 2015-C28, Class A2 2.773%, 10/15/48		3,659	3,723,014
Series 2015-C29, Class A2 2.921%, 5/15/48		1,800	1,841,915
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,496	1,516,159
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,469	1,511,443
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,570	2,663,212
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A1 0.777%, 12/15/48		2,480	2,464,807
Series 2014-C17, Class A2 3.119%, 8/15/47		2,876	2,975,170
Series 2015-C23, Class A2 2.982%, 7/15/50		2,960	3,040,056
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,588	1,579,321
Series 2013-C5, Class A1 0.779%, 3/10/46		2,543	2,525,838
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		4,181	4,209,514
Series 2006-C26, Class A1A 6.009%, 6/15/45		1,101	1,130,483
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,039	2,032,048
Series 2015-NXS1, Class A2 2.632%, 5/15/48		1,633	1,656,898
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.92%, 12/15/45(a)(e)		4,892	431,936
Series 2012-C6, Class XA 2.569%, 4/15/45(a)(e)		3,315	311,313
Series 2012-C9, Class A1 0.673%, 11/15/45		2,154	2,144,048
Series 2013-C12, Class A1 0.735%, 3/15/48		1,823	1,813,069

AB POOLING PORTFOLIOS •	85

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C24, Class A2 2.863%, 11/15/47	U.S.$	2,150	$2,201,566

			98,077,304

Non-Agency Floating Rate CMBS – 0.9%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.518%, 11/15/19(a)(b)		1,340	1,333,276
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.118%, 6/15/29(a)(b)		3,239	3,230,083
PFP III Ltd. Series 2014-1, Class A 1.357%, 6/14/31(a)(b)		768	766,930
Resource Capital Corp. Ltd. Series 2014-CRE2, Class A 1.248%, 4/15/32(a)(b)		1,008	1,003,296
Starwood Retail Property Trust Series 2014-STAR, Class A 1.418%, 11/15/27(a)(b)		1,625	1,617,741

			7,951,326

Total Commercial Mortgage-Backed Securities (cost $107,929,716)			106,028,630

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Agency Floating Rate – 2.7%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.698%, 6/15/39(b)		2,872	2,892,331
Series 4286, Class VF 0.648%, 12/15/43(b)		3,405	3,420,544
Federal National Mortgage Association Series 2013-57, Class FN 0.549%, 6/25/43(b)		3,243	3,251,623
Series 2014-49, Class AF 0.507%, 8/25/44(b)		6,051	6,082,598
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.751%, 12/08/20(b)		7,971	8,027,019

			23,674,115

Agency Fixed Rate – 1.4%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		3,809	3,950,052
Series 4461, Class EA 2.00%, 7/15/37		2,956	2,978,500

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		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	1,349	$1,390,356
Series 2011-39, Class DA 3.50%, 7/25/24		851	861,618
Series 2014-54, Class LA 3.00%, 2/25/44		3,590	3,697,883

			12,878,409

GSE Risk Share Floating Rate – 1.4%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.049%, 4/25/24(b)		1,697	1,693,072
Series 2014-HQ1, Class M1 1.849%, 8/25/24(b)		2,132	2,135,439
Series 2014-HQ2, Class M1 1.641%, 9/25/24(b)		1,244	1,246,225
Series 2014-HQ3, Class M1 1.849%, 10/25/24(b)		1,503	1,503,529
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.149%, 5/25/24(b)		2,830	2,810,945
Series 2014-C04, Class 2M1 2.299%, 11/25/24(b)		1,947	1,957,960
Series 2015-C01, Class 1M1 1.699%, 2/25/25(b)		975	975,825

			12,322,995

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, 2/25/42(a)(b)		2,280	1,952,305

Total Collateralized Mortgage Obligations (cost $50,945,088)			50,827,824

AGENCIES – 4.7%
Agency Callables – 4.7%
Federal Home Loan Banks 2.00%, 5/18/20		6,880	6,895,982
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18		9,427	9,420,316
1.95%, 5/28/20		7,070	7,076,193
1.58%, 2/27/19		9,420	9,412,643
Series 0000 1.00%, 6/29/17		9,410	9,402,500

Total Agencies (cost $42,207,385)			42,207,634

AB POOLING PORTFOLIOS •	87

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 2.4%
Agency ARMs – 0.1%
Federal National Mortgage Association Series 2007 1.796%, 1/01/37(b)	U.S.$	819	$852,595

Agency Fixed Rate 15-Year – 0.2%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,151	1,244,399
Federal National Mortgage Association Series 2002 6.00%, 12/01/17		14	14,284
Series 2005 6.00%, 6/01/19-6/01/20		21	22,643
Series 2006 6.00%, 5/01/21-1/01/22		729	793,194
Series 2001 6.00%, 11/01/16		7	7,113
Series 2007 6.00%, 2/01/22		222	242,517

			2,324,150

Agency Fixed Rate 30-Year – 1.3%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		7,095	7,989,659
Government National Mortgage Association 5.00%, 10/15/39		3,393	3,814,857

			11,804,516

Other Agency Fixed Rate Programs – 0.8%
Federal National Mortgage Association 3.00%, 5/01/35		6,868	7,023,887

Total Mortgage Pass-Throughs (cost $21,781,627)			22,005,148

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $9,430,823)		9,285	9,268,691

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,330,455)		3,335	3,334,873

88	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(f)(g) (cost $3,756,308)		3,756,308	$3,756,308

		Principal Amount (000)
Asset-Backed Securities – 0.1%
AmeriCredit Automobile Receivables Trust Series 2015-2, Class A1 0.40%, 4/08/16 (cost $521,698)	U.S.$	522	521,641

Total Short-Term Investments (cost $4,278,006)			4,277,949

Total Investments – 99.8% (cost $898,423,741)			896,632,104
Other assets less liabilities – 0.2%			1,773,333

Net Assets – 100.0%			$898,405,437

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,171	December 2015	$256,169,565	$255,826,906	$(342,659)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	407	December 2015	49,000,397	48,611,063	389,334
U.S. T-Note 10 Yr (CBT) Futures	129	December 2015	16,524,374	16,391,062	133,312

					$179,987

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,260	4/29/17	3 Month BKBM	4.274%	$266,617

AB POOLING PORTFOLIOS •	89

AB Short Duration Bond Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $114,656,576 or 12.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2015.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2015, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	04/04/07	$35,213	$	– 0	–	0.00%

(d)	Fair valued by the Adviser.

(e)	IO – Interest Only

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

NZD – New Zealand Dollar

Glossary:

ABS	– Asset-Backed Securities
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CFC	– Customer Facility Charge
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
GSE	– Government-Sponsored Enterprise
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

90	• AB POOLING PORTFOLIOS

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AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 44.1%
Australia – 2.9%
Australia Government Bond Series 122 5.25%, 3/15/19(a)	AUD	24,140	$19,201,744
Series 139 3.25%, 4/21/25(a)		5,680	4,237,773
Series 144 3.75%, 4/21/37(a)		4,220	3,203,084

			26,642,601

Belgium – 0.8%
Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	3,605	5,964,242
Series 75 1.00%, 6/22/31(a)		1,755	1,780,249

			7,744,491

Brazil – 1.4%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 8/15/50	BRL	12,569	8,063,348
Series B 6.00%, 5/15/55		2,061	1,316,163
Series F 10.00%, 1/01/17		12,725	3,339,141

			12,718,652

Denmark – 0.4%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	3,748,114

France – 1.3%
France Government Bond OAT
0.50%, 5/25/25(a)	EUR	2,398	2,533,639
2.50%, 5/25/30(a)		1,818	2,273,637
3.25%, 10/25/21-5/25/45(a)		4,395	6,139,506
4.50%, 4/25/41(a)		680	1,151,896

			12,098,678

Germany – 4.0%
Bundesrepublik Deutschland 0.50%, 2/15/25(a)		23,878	26,208,443
Series 00 6.25%, 1/04/30(a)		5,660	10,732,867

			36,941,310

Ireland – 1.0%
Ireland Government Bond
3.40%, 3/18/24(a)		3,820	5,027,599
5.40%, 3/13/25		2,527	3,829,436

			8,857,035

AB POOLING PORTFOLIOS •	91

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Italy – 3.2%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	9,335	$10,437,355
3.75%, 3/01/21-5/01/21		5,702	7,289,171
4.25%, 9/01/19		2,245	2,869,713
4.50%, 5/01/23		4,895	6,603,888
5.00%, 8/01/34(a)		1,810	2,724,370

			29,924,497

Japan – 5.9%
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42	JPY	250,050	2,357,216
Series 44 1.70%, 9/20/44		179,500	1,582,446
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		1,784,200	17,474,078
Series 143 1.60%, 3/20/33		935,050	8,480,661
Series 150 1.40%, 9/20/34		1,818,450	15,765,100
Japan Government Two Year Bond Series 349 0.10%, 2/15/17		1,165,900	9,630,227

			55,289,728

Mexico – 0.7%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	60,655	4,106,399
Series M 20 10.00%, 12/05/24		31,235	2,387,979

			6,494,378

Netherlands – 1.7%
Netherlands Government Bond 3.25%, 7/15/21(a)	EUR	12,145	15,936,304

Singapore – 0.1%
Singapore Government Bond 3.375%, 9/01/33	SGD	876	636,453

South Africa – 0.1%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	21,030	1,349,172

Spain – 2.5%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	5,230	5,400,513

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		Principal Amount (000)	U.S. $ Value

4.20%, 1/31/37(a)	EUR	3,455	$4,639,720
4.40%, 10/31/23(a)		4,585	6,137,213
4.70%, 7/30/41(a)		5,021	7,221,742

			23,399,188

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	3,573,632

United Kingdom – 8.4%
United Kingdom Gilt 1.25%, 7/22/18(a)	GBP	14,485	22,434,193
1.75%, 9/07/22(a)		8,210	12,678,913
4.25%, 12/07/40(a)		1,005	2,032,892
4.50%, 3/07/19-12/07/42(a)		9,236	18,185,763
4.75%, 12/07/30(a)		5,269	10,648,477
5.00%, 3/07/25(a)		6,165	12,060,082

			78,040,320

United States – 9.3%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	2,980	2,936,152
3.00%, 11/15/44		7,395	7,464,328
4.50%, 2/15/36		3,530	4,559,355
4.625%, 2/15/40		16,233	21,296,197
U.S. Treasury Notes 1.00%, 3/15/18		5,630	5,636,598
1.25%, 1/31/20		14,030	13,902,299
1.375%, 4/30/20		10,545	10,484,725
1.50%, 2/28/19		15	14,722
1.625%, 8/15/22		2,852	2,792,399
2.50%, 5/15/24		11,115	11,431,378
2.75%, 2/15/24		6,045	6,347,407

			86,865,560

Total Governments - Treasuries (cost $427,455,184)			410,260,113

CORPORATES - INVESTMENT GRADE – 25.8%
Industrial – 13.4%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	2,009,606
Glencore Funding LLC 2.125%, 4/16/18(a)		1,257	1,195,921
4.00%, 4/16/25(a)		1,065	894,353
4.125%, 5/30/23(a)		561	504,695

AB POOLING PORTFOLIOS •	93

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Paper Co. 3.65%, 6/15/24	U.S.$	1,200	$1,173,716
5.15%, 5/15/46		122	117,607
Minsur SA 6.25%, 2/07/24(a)		714	735,104
Mosaic Co. (The) 5.625%, 11/15/43		714	754,632
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		2,309	2,235,216
Teck Resources Ltd. 4.50%, 1/15/21		1,960	1,562,120

			11,182,970

Capital Goods – 0.4%
DH Europe Finance SA 1.70%, 1/04/22	EUR	1,152	1,306,530
Republic Services, Inc. 3.80%, 5/15/18	U.S.$	85	88,927
Yamana Gold, Inc. 4.95%, 7/15/24		2,128	1,915,979

			3,311,436

Communications - Media – 1.7%
21st Century Fox America, Inc. 4.75%, 9/15/44		1,110	1,064,654
6.55%, 3/15/33		268	321,283
CBS Corp. 3.50%, 1/15/25		2,110	2,001,398
CCO Safari II LLC 3.579%, 7/23/20(a)		980	978,877
4.908%, 7/23/25(a)		980	970,684
Comcast Corp. 4.25%, 1/15/33		965	954,851
Cox Communications, Inc. 2.95%, 6/30/23(a)		666	613,999
Discovery Communications LLC 3.45%, 3/15/25		1,001	923,265
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		1,677	1,667,802
RELX Capital, Inc. 8.625%, 1/15/19		2,109	2,501,869
Time Warner, Inc. 3.55%, 6/01/24		1,386	1,358,250
3.60%, 7/15/25		990	958,146
7.625%, 4/15/31		380	476,322
Viacom, Inc. 3.875%, 4/01/24		1,511	1,401,972

			16,193,372

94	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.9%
America Movil SAB de CV 3.125%, 7/16/22	U.S.$	1,330	$1,304,265
American Tower Corp. 5.05%, 9/01/20		2,750	2,973,262
AT&T, Inc. 3.40%, 5/15/25		2,235	2,129,926
Bell Canada 3.25%, 6/17/20	CAD	924	732,366
3.35%, 6/18/19		460	366,101
4.70%, 9/11/23		625	527,364
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	534	778,483
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,436	2,429,796
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.95%, 1/15/25		1,517	1,470,909
4.45%, 4/01/24		1,065	1,076,369
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,100	887,918
Verizon Communications, Inc. 6.55%, 9/15/43	U.S.$	2,358	2,793,027

			17,469,786

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co., LLC 2.597%, 11/04/19		2,126	2,092,990

Consumer Cyclical - Retailers – 0.7%
CVS Health Corp. 5.125%, 7/20/45		2,425	2,591,685
Kohl’s Corp. 4.25%, 7/17/25		1,401	1,363,925
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		2,151	2,129,869

			6,085,479

Consumer Non-Cyclical – 2.5%
AbbVie, Inc. 2.50%, 5/14/20		1,485	1,468,164
3.60%, 5/14/25		1,942	1,911,845
Actavis Funding SCS 3.00%, 3/12/20		1,469	1,462,855
3.80%, 3/15/25		1,305	1,262,953
3.85%, 6/15/24		697	679,397
Agilent Technologies, Inc. 5.00%, 7/15/20		505	553,063

AB POOLING PORTFOLIOS •	95

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$	3,105	$3,825,177
Baxalta, Inc. 5.25%, 6/23/45(a)		980	985,623
Becton Dickinson and Co. 2.675%, 12/15/19		791	791,301
3.734%, 12/15/24		552	550,407
Celgene Corp. 3.875%, 8/15/25		965	959,044
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		1,465	1,464,081
3.50%, 7/15/22(a)		1,245	1,256,747
Kroger Co. (The) 3.40%, 4/15/22		242	244,593
Perrigo Co. PLC 4.00%, 11/15/23		275	272,509
Perrigo Finance PLC 3.50%, 12/15/21		262	255,728
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,235,115
3.75%, 5/20/23(a)		960	932,383
4.45%, 6/12/25		1,955	2,008,950
5.85%, 8/15/45		788	848,529
Tyson Foods, Inc. 2.65%, 8/15/19		493	492,108

			23,460,572

Energy – 2.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	766,945
Devon Energy Corp. 5.00%, 6/15/45		1,460	1,393,623
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,066,258
7.50%, 7/01/38		1,054	1,146,373
EnLink Midstream Partners LP 4.15%, 6/01/25		2,460	2,269,205
Enterprise Products Operating LLC 4.90%, 5/15/46		990	893,271
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		183	178,651
3.50%, 9/01/23		698	619,244
3.95%, 9/01/22		495	461,560
4.15%, 3/01/22		863	826,415
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		829	855,533
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,330,990

96	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK Partners LP 3.80%, 3/15/20	U.S.$	712	$709,975
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,727	1,607,524
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		2,345	2,545,125
Southwestern Energy Co. 4.10%, 3/15/22		823	747,765
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		1,055	893,731
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	1,681,390
Williams Partners LP 3.90%, 1/15/25		943	838,718
4.125%, 11/15/20		2,295	2,333,969
4.50%, 11/15/23		425	412,394

			25,578,659

Technology – 1.2%
Hewlett-Packard Co. 2.75%, 1/14/19		215	216,505
3.75%, 12/01/20		1,317	1,357,153
4.375%, 9/15/21		181	188,227
4.65%, 12/09/21		460	484,258
KLA-Tencor Corp. 4.65%, 11/01/24		1,582	1,555,867
Motorola Solutions, Inc. 3.50%, 3/01/23		859	758,135
7.50%, 5/15/25		290	329,558
QUALCOMM, Inc. 3.00%, 5/20/22		2,455	2,384,787
Seagate HDD Cayman 4.75%, 1/01/25		1,234	1,173,883
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,483	1,501,047
Total System Services, Inc. 2.375%, 6/01/18		791	787,913

			10,737,333

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.75%, 12/15/16		1,115	1,178,205

Transportation - Services – 0.8%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,708	1,709,455
5.00%, 4/07/18(a)		1,675	1,777,187

AB POOLING PORTFOLIOS •	97

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penske Truck Leasing Co. LP / PTL Finance Corp. 3.375%, 2/01/22(a)	U.S.$	2,485	$2,415,759
Ryder System, Inc. 5.85%, 11/01/16		930	977,262
7.20%, 9/01/15		908	908,000

			7,787,663

			125,078,465

Financial Institutions – 10.2%
Banking – 7.0%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		1,312	1,317,071
Bank of America Corp. 4.20%, 8/26/24		1,340	1,329,146
4.875%, 4/01/44		3,345	3,482,546
Series L 2.60%, 1/15/19		1,280	1,288,645
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,003	1,398,540
Barclays PLC 3.65%, 3/16/25	U.S.$	920	873,908
BNP Paribas SA 5.00%, 1/15/21		2,966	3,317,670
BPCE SA 5.70%, 10/22/23(a)		540	571,633
Compass Bank 2.75%, 9/29/19		1,034	1,020,401
5.50%, 4/01/20		4,989	5,433,625
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,486	1,482,457
4.375%, 8/04/25		1,682	1,679,112
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)		2,680	2,665,222
Fifth Third Bancorp 2.30%, 3/01/19		1,132	1,132,137
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		3,880	3,864,810
Series D 6.00%, 6/15/20		920	1,048,639
Series G 7.50%, 2/15/19		2,855	3,334,263
ING Bank NV 3.75%, 3/07/17(a)		1,600	1,653,355
ING Groep NV 5.775%, 12/08/15(b)		719	719,899
Lloyds Bank PLC 6.50%, 9/14/20(a)		2,702	3,124,088

98	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	651	$681,667
Mellon Capital III 6.369%, 9/05/66	GBP	850	1,333,803
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)	U.S.$	2,266	2,317,273
Morgan Stanley Series F 3.875%, 4/29/24		2,640	2,681,973
Series G 4.00%, 7/23/25		1,666	1,700,363
5.50%, 7/24/20		1,430	1,595,025
Murray Street Investment Trust I 4.647%, 3/09/17		272	283,364
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,979,612
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,069,594
6.125%, 9/23/24(a)(b)		385	381,150
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		605	611,806
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(b)	GBP	620	996,916
Santander UK PLC 5.00%, 11/07/23(a)	U.S.$	925	959,638
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,250,354
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,365,009

			64,944,714

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,603,068

Insurance – 2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	1,917,030
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(b)		1,041	1,074,832
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,095,967
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		600	667,894
5.50%, 3/30/20		922	1,032,279
Humana, Inc. 6.30%, 8/01/18		369	412,117
7.20%, 6/15/18		610	692,268

AB POOLING PORTFOLIOS •	99

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	791	$968,952
Markel Corp. 7.125%, 9/30/19		1,105	1,294,878
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,221,377
MetLife Capital Trust IV 7.875%, 12/15/37(a)		162	202,095
MetLife, Inc. 4.75%, 2/08/21		1,085	1,193,438
7.717%, 2/15/19		1,159	1,365,800
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	1,400	1,906,934
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	740	1,101,962
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,099,192
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,665,137
XLIT Ltd. 5.50%, 3/31/45		530	493,001

			20,405,153

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		1,289	1,285,777

REITS – 0.6%
HCP, Inc. 6.00%, 1/30/17		2,195	2,321,741
Health Care REIT, Inc. 4.00%, 6/01/25		2,902	2,870,107
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		568	563,407

			5,755,255

			94,993,967

Utility – 2.2%
Electric – 1.0%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	551,568
Entergy Corp. 4.00%, 7/15/22		1,706	1,719,563
Exelon Generation Co. LLC 4.25%, 6/15/22		2,463	2,526,077
Monongahela Power Co. 4.10%, 4/15/24(a)		1,059	1,086,578

100	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TECO Finance, Inc. 4.00%, 3/15/16	U.S.$	745	$756,123
5.15%, 3/15/20		915	999,647
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		1,160	1,164,617
Union Electric Co. 6.70%, 2/01/19		315	362,652

			9,166,825

Natural Gas – 1.1%
Centrica PLC 4.00%, 10/16/23(a)		1,865	1,875,918
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,515	1,576,618
NiSource Finance Corp. 6.80%, 1/15/19		3,445	3,932,019
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,474,976

			9,859,531

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,038,158

			20,064,514

Total Corporates - Investment Grade (cost $235,558,024)			240,136,946

MORTGAGE PASS-THROUGHS – 6.8%
Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 2.399%, 5/01/38(c)	U.S.$	1,226	1,305,325
Federal National Mortgage Association Series 2003 2.435%, 12/01/33(c)		639	680,634

			1,985,959

Agency Fixed Rate 30-Year – 6.6%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		746	835,502
Federal National Mortgage Association 3.00%, 9/01/45, TBA		9,828	9,879,444
3.00%, 9/01/42-11/01/43		6,370	6,421,999
4.00%, 9/15/45, TBA		25,073	26,647,898
Series 2003 5.50%, 4/01/33		625	701,316
Series 2004 5.50%, 4/01/34-5/01/34		625	700,336

AB POOLING PORTFOLIOS •	101

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	483	$541,620
Series 2006 5.00%, 1/01/36		1	1,403
Government National Mortgage Association 3.00%, 9/01/45, TBA		5,795	5,876,492
3.50%, 9/01/45, TBA		9,400	9,795,093

			61,401,103

Total Mortgage Pass-Throughs (cost $62,889,564)			63,387,062

COVERED BONDS – 4.2%
Abbey National Treasury Services PLC/London Series E 1.625%, 11/26/20(a)	EUR	2,015	2,390,900
Aib Mortgage Bank Series E 4.875%, 6/29/17		665	809,586
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	654,843
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	2,900	2,930,412
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	3,180	4,520,487
BPCE SFH SA 3.625%, 5/12/16(a)		400	460,116
Series E 2.75%, 2/16/17		1,800	2,100,646
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,026,754
CaixaBank SA 5.125%, 4/27/16		1,250	1,447,926
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	3,928,619
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		2,000	2,385,681
Danske Bank A/S 1.25%, 6/11/21		940	1,096,409
DNB Boligkreditt AS Series E 3.875%, 6/16/21		1,778	2,372,850
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,216,892

102	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 3.125%, 10/13/16(a)	EUR	2,610	$3,029,834
Series E 4.375%, 2/28/22		1,700	2,351,545
Santander Consumer Finance SA 3.875%, 3/23/16		1,300	1,488,911
Societe Generale SFH SA Series E 3.25%, 6/06/16(a)		900	1,034,886
UBS AG/London Series E 1.375%, 4/16/21(a)		2,040	2,393,856

Total Covered Bonds (cost $42,316,099)			39,641,153

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.0%
GSE Risk Share Floating Rate – 3.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.399%, 2/25/24(d)	U.S.$	2,195	2,201,392
Series 2014-DN3, Class M2 2.599%, 8/25/24(d)		1,750	1,760,685
Series 2014-HQ1, Class M2 2.699%, 8/25/24(d)		2,555	2,597,914
Series 2015-DNA1, Class M2 2.049%, 10/25/27(d)		1,090	1,077,528
Series 2015-DNA2, Class M2 2.799%, 12/25/27(d)		3,290	3,310,080
Series 2015-HQ1, Class M2 2.399%, 3/25/25(d)		1,515	1,508,943
Series 2015-HQ2, Class M1 1.291%, 5/25/25(d)		1,241	1,236,379
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 1.641%, 9/25/24(d)		3,090	3,095,747
Series 2014-HQ3, Class M1 1.849%, 10/25/24(d)		2,652	2,653,286
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.199%, 10/25/23(d)		697	702,049
Series 2014-C01, Class M1 1.799%, 1/25/24(d)		1,897	1,900,313
Series 2014-C04, Class 1M1 2.149%, 11/25/24(d)		3,172	3,191,467

AB POOLING PORTFOLIOS •	103

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M1 2.299%, 11/25/24(d)	U.S.$	1,713	$1,722,595
Series 2015-C01, Class 1M1 1.699%, 2/25/25(d)		1,034	1,034,974
Series 2015-C01, Class 2M1 1.699%, 2/25/25(d)		1,827	1,828,532
Series 2015-C02, Class 2M1 1.399%, 5/25/25(d)		2,414	2,402,441
Series 2015-C03, Class 2M1 1.699%, 7/25/25(d)		3,862	3,864,252

			36,088,577

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.662%, 5/25/35		853	830,496

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.706%, 5/28/35		392	357,464

Total Collateralized Mortgage Obligations (cost $37,290,455)			37,276,537

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.0%
Non-Agency Fixed Rate CMBS – 2.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		4,373	4,649,212
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		2,570	2,606,425
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.968%, 3/15/49		2,079	2,111,353
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.239%, 12/10/49		3,648	3,931,061
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,460,650
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,424	1,394,828
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,621,300

104	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49	U.S.$	1,313	$1,360,789

			23,135,618

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.092%, 6/11/27(a)(d)		2,026	2,020,636
Series 2014-SAVA, Class A 1.348%, 6/15/34(a)(d)		1,393	1,390,375
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.118%, 6/15/29(a)(d)		2,672	2,664,644
Resource Capital Corp. Ltd. Series 2014-CRE2, Class A 1.248%, 4/15/32(a)(d)		1,108	1,102,332
Starwood Retail Property Trust Series 2014-STAR, Class A 1.418%, 11/15/27(a)(d)		1,721	1,712,715

			8,890,702

Agency CMBS – 0.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,967,121

Total Commercial Mortgage-Backed Securities (cost $37,606,045)			36,993,441

AGENCIES – 2.4%
United States – 2.4%
Federal National Mortgage Association Zero Coupon, 10/09/19		2,180	2,006,801
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	20,069,437

Total Agencies (cost $20,214,874)			22,076,238

AB POOLING PORTFOLIOS •	105

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $20,088,201)	U.S.$	19,745	$19,709,806

GOVERNMENTS - SOVEREIGN AGENCIES – 1.9%
Canada – 1.0%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	11,205	9,426,304

Colombia – 0.2%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	737	596,970
7.375%, 9/18/43		730	714,305
Oleoducto Central SA 4.00%, 5/07/21(a)		1,041	1,017,578

			2,328,853

France – 0.4%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)		1,383	1,386,769
1.50%, 10/07/17(a)		2,691	2,696,500

			4,083,269

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		654	670,481

Qatar – 0.1%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)		647	618,636

United Arab Emirates – 0.1%
Abu Dhabi National Energy Co. PJSC 3.625%, 1/12/23(a)		619	608,172

Total Governments - Sovereign Agencies (cost $20,328,771)			17,735,715

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,595	2,684,032

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,682,865

106	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.4%
Petroleos Mexicanos 4.50%, 1/23/26(a)	U.S.$	3,970	$3,771,698

Peru – 0.1%
Fondo MIVIVIENDA SA 3.50%, 1/31/23(a)		613	578,979

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,403,125

Total Quasi-Sovereigns (cost $13,906,001)			14,120,699

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,689,644

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	1,953,803

Total Emerging Markets - Corporate Bonds (cost $3,572,467)			3,643,447

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.4%
SBA Tower Trust 3.869%, 10/15/49(a)		1,031	1,042,975
Series 2014-1A, Class C 2.898%, 10/15/44(a)		1,248	1,241,826
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables Series 2, Class SNR 2.98%, 2/16/18(a)	EUR	732	821,901

			3,106,702

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.324%, 12/25/32(d)	U.S.$	269	258,463

Total Asset-Backed Securities (cost $3,389,922)			3,365,165

AB POOLING PORTFOLIOS •	107

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.3%
Indonesia Government International Bond 3.375%, 4/15/23(a) (cost $3,298,406)	U.S.$	3,326	$3,076,550

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Financial Institutions – 0.3%
Banking – 0.3%
Societe Generale SA 5.922%, 4/05/17(a)(b)		1,515	1,556,662
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,437,708

Total Corporates - Non-Investment Grade (cost $2,913,170)			2,994,370

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of California Series 2010 7.625%, 3/01/40 (cost $2,016,703)		1,985	2,859,670

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25% (cost $2,546,981)		2,340	2,691,711

		Shares
SHORT-TERM INVESTMENTS – 6.0%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(e)(f) (cost $4,458,849)		4,458,849	4,458,849

108	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 5.5%
U.S. Treasury Bill Zero Coupon 10/08/15 (cost $51,019,848)	U.S.$	51,020	$51,019,848

Total Short-Term Investments (cost $55,478,697)			55,478,697

Total Investments – 104.8% (cost $990,869,564)			975,447,320
Other assets less liabilities – (4.8)%			(44,451,957)

Net Assets – 100.0%			$930,995,363

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro BUXL 30 Yr Bond Futures	7	September 2015	$1,168,508	$1,190,669	$(22,161)
Euro-BUND Futures	103	September 2015	17,599,188	17,694,373	(95,185)
U.S. Long Bond (CBT) Futures	131	December 2015	20,464,692	20,255,875	208,817
U.S T-Note 5 Yr (CBT) Futures	230	December 2015	27,690,932	27,470,625	220,307
U.S. T-Note 10 Yr (CBT) Futures	188	December 2015	24,082,034	23,887,750	194,284

					$506,062

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	SGD	26,756	USD	19,048	9/18/15	$100,393
Barclays Bank PLC	AUD	12,661	USD	9,208	9/25/15	208,703
Barclays Bank PLC	TWD	151,849	USD	4,685	10/16/15	10,562
BNP Paribas SA	SEK	25,076	USD	2,950	9/17/15	(13,257)
BNP Paribas SA	SGD	945	USD	691	9/18/15	22,178
BNP Paribas SA	AUD	57,530	USD	42,176	9/25/15	1,283,227
BNP Paribas SA	NZD	5,648	USD	3,732	10/09/15	162,637
Citibank	JPY	1,321,033	USD	11,103	9/17/15	204,309
Citibank	JPY	4,266,838	USD	34,400	9/17/15	(801,801)
Credit Suisse International	DKK	23,949	USD	3,566	9/17/15	(35,919)
Credit Suisse International	EUR	16,997	SEK	162,792	9/17/15	158,349
Goldman Sachs Bank USA	BRL	49,537	USD	14,452	9/02/15	793,429
Goldman Sachs Bank USA	BRL	16,534	USD	4,534	9/02/15	(25,065)
Goldman Sachs Bank USA	USD	13,584	BRL	49,537	9/02/15	75,099

AB POOLING PORTFOLIOS •	109

AB Global Core Bond Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	4,702	BRL	16,534	9/02/15	$(143,538)
Goldman Sachs Bank USA	USD	900	EUR	823	9/18/15	24,058
Goldman Sachs Bank USA	USD	1,398	EUR	1,230	9/18/15	(17,422)
Goldman Sachs Bank USA	GBP	51,990	USD	81,014	9/24/15	1,245,353
Goldman Sachs Bank USA	MXN	107,471	USD	6,517	9/30/15	97,606
Goldman Sachs Bank USA	USD	3,678	NZD	5,619	10/09/15	(127,504)
HSBC Bank USA	USD	9,407	KRW	11,074,028	9/25/15	(48,549)
Morgan Stanley & Co., Inc.	EUR	7,175	SEK	68,362	9/17/15	24,215
Morgan Stanley & Co., Inc.	EUR	2,023	USD	2,267	9/18/15	(4,275)
Northern Trust Co.	GBP	978	USD	1,524	9/24/15	24,371
Royal Bank of Scotland PLC	EUR	191,230	USD	211,347	9/18/15	(3,290,924)
Royal Bank of Scotland PLC	KRW	22,433,319	USD	19,283	9/25/15	325,278
Royal Bank of Scotland PLC	USD	9,171	IDR	129,720,242	10/09/15	(105,007)
Standard Chartered Bank	BRL	33,003	USD	9,050	9/02/15	(50,034)
Standard Chartered Bank	USD	9,268	BRL	33,003	9/02/15	(167,769)
Standard Chartered Bank	BRL	33,003	USD	9,171	10/02/15	167,766
Standard Chartered Bank	MYR	37,027	USD	9,036	10/09/15	157,073
Standard Chartered Bank	USD	8,776	MYR	37,138	10/09/15	130,506
State Street Bank & Trust Co.	USD	1,298	EUR	1,163	9/18/15	6,508
State Street Bank & Trust Co.	USD	2,605	EUR	2,283	9/18/15	(43,359)
State Street Bank & Trust Co.	ZAR	18,442	USD	1,391	10/13/15	10,580
UBS AG	USD	5,649	EUR	5,084	9/18/15	57,393
UBS AG	CAD	15,803	USD	11,935	10/02/15	(75,811)

						$339,359

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $345,792,400 or 37.1% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Variable rate coupon, rate shown as of August 31, 2015.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2015.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

110	• AB POOLING PORTFOLIOS

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Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CFC – Customer Facility Charge

CMBS – Commercial Mortgage-Backed Securities

GMTN – Global Medium Term Note

GSE – Government-Sponsored Enterprise

OAT – Obligations Assimilables du Trésor

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB POOLING PORTFOLIOS •	111

AB Global Core Bond Portfolio—Portfolio of Investments

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 80.6%
United States – 80.6%
U.S. Treasury Inflation Index
0.125%, 4/15/17-7/15/24 (TIPS)(a)	U.S.$	395,415	$390,315,946
0.125%, 1/15/22 (TIPS)(b)		35,352	34,559,631
0.25%, 1/15/25 (TIPS)(a)		55,847	53,867,938
0.375%, 7/15/23 (TIPS)(a)		41,506	40,983,917
0.375%, 7/15/25 (TIPS)		24,613	24,144,641
0.625%, 1/15/24 (TIPS)		33,883	33,948,092

Total Inflation-Linked Securities (cost $591,686,803)			577,820,165

CORPORATES - INVESTMENT GRADE – 18.4%
Industrial – 11.5%
Basic – 1.4%
Barrick Gold Corp. 4.10%, 5/01/23		306	270,588
Dow Chemical Co. (The) 8.55%, 5/15/19		637	769,425
Eastman Chemical Co. 3.80%, 3/15/25		630	617,739
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		257	239,652
Glencore Funding LLC 3.125%, 4/29/19(c)		3,225	3,085,606
International Paper Co. 4.75%, 2/15/22		1,410	1,501,210
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,217,921
Minsur SA 6.25%, 2/07/24(c)		459	472,567
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	719,680
Teck Resources Ltd. 4.50%, 1/15/21		1,645	1,311,065

			10,205,453

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		793	500,553
Yamana Gold, Inc. 4.95%, 7/15/24		1,588	1,429,781

			1,930,334

112	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.2%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41	U.S.$	1,584	$1,769,436
CBS Corp. 3.50%, 1/15/25		630	597,574
5.75%, 4/15/20		1,625	1,813,937
Cox Communications, Inc. 2.95%, 6/30/23(c)		348	320,828
Discovery Communications LLC 3.45%, 3/15/25		677	624,426
McGraw Hill Financial, Inc. 4.40%, 2/15/26(c)		1,281	1,273,974
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(d)		906	956,093
Time Warner, Inc. 3.55%, 6/01/24		1,124	1,101,495
Viacom, Inc. 3.875%, 4/01/24		635	589,181

			9,046,944

Communications - Telecommunications – 1.5%
American Tower Corp. 2.80%, 6/01/20		911	894,892
5.05%, 9/01/20		1,355	1,465,007
AT&T, Inc. 3.40%, 5/15/25		1,715	1,634,373
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		469	465,309
4.45%, 4/01/24		620	626,618
5.00%, 3/01/21		1,700	1,822,798
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	121,080
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	933,661
Verizon Communications, Inc. 4.272%, 1/15/36		2,262	2,031,749
7.35%, 4/01/39		780	953,025

			10,948,512

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		919	904,731
5.00%, 5/15/18		337	358,796
5.875%, 8/02/21		1,166	1,309,258
General Motors Co. 3.50%, 10/02/18		775	785,897

			3,358,682

AB POOLING PORTFOLIOS •	113

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.7%
CVS Health Corp. 3.875%, 7/20/25	U.S.$	1,490	$1,525,281
Kohl’s Corp. 4.25%, 7/17/25		1,870	1,820,514
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,910	1,868,127

			5,213,922

Consumer Non-Cyclical – 2.9%
AbbVie, Inc. 3.60%, 5/14/25		1,488	1,464,894
Actavis Funding SCS 3.80%, 3/15/25		1,664	1,610,386
3.85%, 6/15/24		517	503,943
Altria Group, Inc. 2.625%, 1/14/20		1,915	1,913,102
Baxalta, Inc. 3.60%, 6/23/22(c)		1,510	1,508,994
Bayer US Finance LLC 3.375%, 10/08/24(c)		611	606,852
Becton Dickinson and Co. 3.734%, 12/15/24		832	829,600
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		13	15,540
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		1,270	1,245,095
Kraft Heinz Foods Co. 2.80%, 7/02/20(c)		750	749,530
3.50%, 7/15/22(c)		956	965,020
Kroger Co. (The) 3.40%, 4/15/22		1,324	1,338,187
Laboratory Corp. of America Holdings 3.60%, 2/01/25		575	550,704
Medtronic, Inc. 3.50%, 3/15/25(c)		1,910	1,902,242
Perrigo Finance PLC 3.50%, 12/15/21		251	244,991
3.90%, 12/15/24		650	630,357
Reynolds American, Inc. 3.25%, 11/01/22		899	874,995
4.00%, 6/12/22		1,323	1,359,431
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	711,298
Tyson Foods, Inc. 2.65%, 8/15/19		367	366,336
3.95%, 8/15/24		1,207	1,207,048

			20,598,545

114	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	654	$470,800
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,733,582
EnLink Midstream Partners LP 5.05%, 4/01/45		750	627,424
Enterprise Products Operating LLC 3.70%, 2/15/26		1,643	1,550,105
5.20%, 9/01/20		720	791,147
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,341,787
4.15%, 3/01/22		625	598,504
Marathon Petroleum Corp. 5.125%, 3/01/21		590	642,286
Noble Energy, Inc. 3.90%, 11/15/24		996	940,941
8.25%, 3/01/19		1,370	1,596,731
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,323	1,231,473
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		2,065	2,241,229
Spectra Energy Capital LLC 8.00%, 10/01/19		450	525,831
Valero Energy Corp. 6.125%, 2/01/20		998	1,122,917

			15,414,757

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		636	631,727

Technology – 0.8%
KLA-Tencor Corp. 4.65%, 11/01/24		1,321	1,299,178
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,750,065
Seagate HDD Cayman 4.75%, 1/01/25		740	703,950
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		1,230	1,244,968
Total System Services, Inc. 2.375%, 6/01/18		530	527,932

			5,526,093

			82,874,969

AB POOLING PORTFOLIOS •	115

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.8%
Banking – 3.7%
ABN AMRO Bank NV 4.75%, 7/28/25(c)	U.S.$	448	$449,732
Bank of America Corp. 0.825%, 3/28/18(e)	EUR	1,850	2,057,710
5.625%, 7/01/20	U.S.$	705	791,874
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	459	640,010
Barclays PLC 3.65%, 3/16/25	U.S.$	475	451,203
BPCE SA 5.70%, 10/22/23(c)		397	420,256
Citigroup, Inc. 3.875%, 3/26/25		1,365	1,318,810
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		361	360,139
4.375%, 8/04/25		977	975,322
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(c)		1,870	1,811,209
Goldman Sachs Group, Inc. (The) 1.925%, 11/29/23(e)		1,550	1,572,956
ING Bank NV 2.00%, 9/25/15(c)		1,995	1,996,538
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		1,710	1,748,692
Morgan Stanley 5.625%, 9/23/19		348	386,979
Series G 5.50%, 7/24/20-7/28/21		1,397	1,567,965
Murray Street Investment Trust I 4.647%, 3/09/17		184	191,687
Nordea Bank AB 6.125%, 9/23/24(c)(d)		232	229,680
PNC Bank NA 3.80%, 7/25/23		1,930	1,972,215
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(d)		735	743,269
Santander Bank NA 1.216%, 1/12/18(e)		1,870	1,863,775
Santander UK PLC 5.00%, 11/07/23(c)		1,050	1,089,318
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,931,198
UBS AG/Stamford CT 5.875%, 7/15/16		655	678,902
7.625%, 8/17/22		929	1,080,981

			26,330,420

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		Principal Amount (000)	U.S. $ Value

Insurance – 1.4%
American International Group, Inc. 6.40%, 12/15/20	U.S.$	1,660	$1,944,984
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(d)		804	830,130
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,480,499
6.10%, 10/01/41		760	904,347
Lincoln National Corp. 8.75%, 7/01/19		550	673,734
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		548	816,047
Prudential Financial, Inc. 5.625%, 6/15/43		940	964,910
Swiss Re Capital I LP 6.854%, 5/25/16(c)(d)		1,815	1,851,300
XLIT Ltd. 5.50%, 3/31/45		335	311,614

			9,777,565

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,538	1,686,988
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,115,495
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		23	22,213
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,621,087

			5,445,783

			41,553,768

Utility – 1.1%
Electric – 0.8%
CMS Energy Corp. 5.05%, 3/15/22		669	727,301
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	287,822
Entergy Corp. 4.00%, 7/15/22		1,308	1,318,399
Exelon Corp. 2.85%, 6/15/20		2,470	2,465,722
Exelon Generation Co. LLC 4.25%, 6/15/22		763	782,540

			5,581,784

AB POOLING PORTFOLIOS •	117

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)	U.S.$	2,090	$2,155,291

			7,737,075

Total Corporates - Investment Grade (cost $132,031,859)			132,165,812

ASSET-BACKED SECURITIES – 11.1%
Autos - Fixed Rate – 6.1%
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,572	1,569,282
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		1,584	1,584,570
Series 2013-4, Class A3 0.96%, 4/09/18		740	740,301
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		34	34,285
Series 2014-A, Class A2 0.81%, 11/15/22(c)		535	534,737
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,220,548
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,602,982
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		1,506	1,505,209
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,585	1,591,652
Series 2015-2, Class A3 1.31%, 8/15/19		1,210	1,209,133
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		324	323,791
Series 2014-1, Class B 2.22%, 1/22/19		400	404,582
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		749	749,095
Series 2014-B, Class A 1.11%, 11/15/18(c)		715	713,947

118	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(c)	U.S.$	721	$720,784
Series 2015-CA, Class A2A 1.03%, 2/15/18(c)		854	853,771
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		474	473,054
Series 2015-1, Class A2 1.30%, 9/20/20(c)		1,491	1,483,454
Exeter Automobile Receivables Trust Series 2013-1A, Class A 1.29%, 10/16/17(c)		46	46,462
Series 2014-1A, Class A 1.29%, 5/15/18(c)		253	253,578
Series 2014-2A, Class A 1.06%, 8/15/18(c)		287	286,657
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		133	133,028
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	68	51,948
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	643,433
Series 2014-2, Class A 2.31%, 4/15/26(c)		1,373	1,381,156
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,476	1,479,283
Series 2015-2, Class A3 1.68%, 12/20/18		1,723	1,734,949
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		730	725,002
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		780	779,769
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,706,308
Series 2013-1A, Class B2 2.48%, 8/25/19(c)		853	839,111
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		1,032	1,032,054

AB POOLING PORTFOLIOS •	119

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-B, Class A3 1.40%, 11/15/18(c)	U.S.$	1,190	$1,190,724
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	590,956
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		157	157,431
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,182,807
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,287	1,290,954
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		477	477,506
Series 2015-3, Class A2A 1.02%, 9/17/18		1,298	1,298,031
Series 2015-4,Class A2A 1.20%, 12/17/18		704	703,987
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(c)		1,736	1,734,542

			44,034,853

Credit Cards - Fixed Rate – 1.8%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		901	903,213
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,685	1,721,827
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,487	1,489,690
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,312,054
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,526	1,512,796
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		2,269	2,288,988
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,320,400

120	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	809	$809,741
Series 2015-B,Class A 2.55%, 6/17/24		1,163	1,162,812

			12,521,521

Autos - Floating Rate – 1.7%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.598%, 9/15/17(c)(e)		3,034	3,034,182
Series 2015-1A, Class A 0.698%, 7/15/20(c)(e)		2,227	2,227,366
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.757%, 1/15/22(e)		1,429	1,424,031
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.583%, 7/20/19(e)		996	991,538
Series 2015-1, Class A 0.703%, 1/20/20(e)		1,290	1,280,319
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.742%, 12/10/27(c)(e)		1,611	1,613,465
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.949%, 10/25/19(c)(e)		1,301	1,295,306

			11,866,207

Credit Cards - Floating Rate – 0.8%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.548%, 3/16/20(e)		600	596,548
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.548%, 8/17/20(e)		1,228	1,227,086
First National Master Note Trust Series 2013-2, Class A 0.728%, 10/15/19(e)		1,619	1,621,113
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.578%, 12/15/19(e)		1,715	1,716,072
Series 2015-A, Class A 0.678%, 2/15/22(e)		850	846,452

			6,007,271

Other ABS - Fixed Rate – 0.7%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		1,911	1,910,933

AB POOLING PORTFOLIOS •	121

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	U.S.$	1,021	$1,018,722
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		669	668,553
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(c)		1,573	1,565,219

			5,163,427

Total Asset-Backed Securities (cost $79,561,784)			79,593,279

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.8%
Non-Agency Fixed Rate CMBS – 8.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,213	3,416,492
Series 2007-5, Class AM 5.772%, 2/10/51		618	651,767
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,182	1,197,467
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,950	1,977,637
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		1,970	2,013,852
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.968%, 3/15/49		498	505,519
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,475	1,446,064
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.96%, 5/15/46		1,965	2,089,448
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,412	1,465,019
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,892	3,018,253
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,328,247

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AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-SFS, Class A1 1.873%, 4/12/35(c)	U.S.$	806	$791,373
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39		947	972,880
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,346	1,381,511
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.735%, 11/10/46(c)		763	823,799
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,326,501
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		1,916	1,944,480
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		1,160	1,224,679
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,522	1,490,589
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		473	471,585
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,903	1,930,614
Series 2006-LDP9, Class AM 5.372%, 5/15/47		778	797,080
Series 2007-CB19, Class AM 5.884%, 2/12/49		700	737,215
Series 2007-LD12, Class AM 6.208%, 2/15/51		598	638,224
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,844	4,016,791
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,573	1,696,147
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		657	664,757
Series 2011-C5, Class D 5.50%, 8/15/46(c)		552	566,166
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,273	1,308,758
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AM 5.455%, 2/15/40		620	650,076

AB POOLING PORTFOLIOS •	123

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)	U.S.$	1,211	$1,226,836
Series 2015-3, Class A2 2.729%, 4/20/48(c)		1,505	1,519,888
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,182	1,216,901
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,070	2,144,855
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	317,976
Series 2012-C4, Class A5 2.85%, 12/10/45		637	628,235
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		3,694	3,719,193
Series 2006-C26, Class A1A 6.009%, 6/15/45		882	906,001
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,808,577
Series 2014-C20, Class A2 3.036%, 5/15/47		1,218	1,256,460

			57,287,912

Non-Agency Floating Rate CMBS – 1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.518%, 11/15/19(c)(e)		1,065	1,059,656
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.092%, 6/11/27(c)(e)		1,490	1,486,359
Series 2014-SAVA, Class A 1.348%, 6/15/34(c)(e)		1,033	1,030,674
H/2 Asset Funding NRE Series 2015-1A 1.849%, 6/24/49(c)(e)		1,489	1,485,261
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.118%, 6/15/29(c)(e)		1,987	1,981,530
PFP III Ltd. Series 2014-1, Class A 1.357%, 6/14/31(c)(e)		616	615,408

124	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Resource Capital Corp. Ltd. Series 2014-CRE2, Class A 1.248%, 4/15/32(c)(e)	U.S.$	827	$823,141
Starwood Retail Property Trust Series 2014-STAR, Class A 1.418%, 11/15/27(c)(e)		1,299	1,293,009
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(f)		1,206	1,161,469

			10,936,507

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,416	2,481,540

Total Commercial Mortgage-Backed Securities (cost $72,086,821)			70,705,959

CORPORATES - NON-INVESTMENT GRADE – 2.6%
Financial Institutions – 1.4%
Banking – 1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		480	494,400
Bank of Ireland 1.787%, 9/22/15(e)(g)	CAD	1,060	781,544
Barclays Bank PLC 6.86%, 6/15/32(c)(d)	U.S.$	255	288,150
7.625%, 11/21/22		596	679,440
7.75%, 4/10/23		686	740,880
BNP Paribas SA 7.375%, 8/19/25(c)(d)		530	542,720
Credit Agricole SA 7.875%, 1/23/24(c)(d)		368	376,280
Credit Suisse Group AG 7.50%, 12/11/23(c)(d)		305	323,300
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	2,440	2,724,374
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	1,365	1,334,211
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		285	312,184
Societe Generale SA 5.922%, 4/05/17(c)(d)		230	236,325

			8,833,808

AB POOLING PORTFOLIOS •	125

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17	U.S.$	453	$475,650
International Lease Finance Corp. 5.875%, 4/01/19		539	573,362

			1,049,012

			9,882,820

Industrial – 1.0%
Basic – 0.0%
Novelis, Inc. 8.375%, 12/15/17		166	166,207

Communications - Media – 0.0%
CSC Holdings LLC 8.625%, 2/15/19		268	301,500

Communications - Telecommunications – 0.5%
Numericable-SFR SAS 5.375%, 5/15/22(c)	EUR	283	327,007
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	2,165	2,194,769
Sprint Corp. 7.875%, 9/15/23		810	778,612

			3,300,388

Consumer Cyclical - Automotive – 0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		352	366,960

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		632	620,940
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	350,350

			971,290

Energy – 0.2%
ONEOK, Inc. 4.25%, 2/01/22		1,321	1,083,220
SM Energy Co. 6.50%, 1/01/23		74	71,151
Transocean, Inc. 6.50%, 11/15/20		785	646,644

			1,801,015

Technology – 0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		605	426,525

			7,333,885

126	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21	U.S.$	700	$754,250
NRG Energy, Inc. Series WI 6.25%, 5/01/24		532	505,400

			1,259,650

Total Corporates - Non-Investment Grade (cost $19,837,385)			18,476,355

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
GSE Risk Share Floating Rate – 2.3%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(c)(e)		1,299	1,300,824
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.449%, 11/25/23(e)		1,940	1,927,728
Series 2014-DN2, Class M1 1.049%, 4/25/24(e)		543	541,783
Series 2014-DN3, Class M3 4.199%, 8/25/24(e)		1,965	1,904,453
Series 2014-DN4, Class M3 4.741%, 10/25/24(e)		250	250,303
Series 2014-HQ3, Class M3 4.949%, 10/25/24(e)		1,210	1,213,936
Series 2015-DNA1, Class M3 3.499%, 10/25/27(e)		315	299,067
Series 2015-DNA2, Class M2 2.799%, 12/25/27(e)		2,560	2,575,625
Series 2015-HQ1, Class M2 2.399%, 3/25/25(e)		535	532,861
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.399%, 7/25/24(e)		563	561,304
Series 2014-C04, Class 1M2 5.099%, 11/25/24(e)		1,111	1,115,884
Series 2014-C04, Class 2M2 5.199%, 11/25/24(e)		415	418,613
Series 2015-C01, Class 1M2 4.499%, 2/25/25(e)		835	812,980
Series 2015-C01, Class 2M2 4.749%, 2/25/25(e)		732	727,567

AB POOLING PORTFOLIOS •	127

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.199%, 5/25/25(e)	U.S.$	895	$853,342
Series 2015-C03, Class 1M2 5.199%, 7/25/25(e)		340	341,042
Series 2015-C03, Class 2M2 5.199%, 7/25/25(e)		1,095	1,092,985

			16,470,297

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(h)		4,759	473,768

Total Collateralized Mortgage Obligations (cost $17,212,686)			16,944,065

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Governments - Sovereign Agencies – 0.7%
Brazil – 0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		1,450	1,318,963

Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		730	733,650

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		547	443,070

Israel – 0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(c)		1,380	1,425,402

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(c)		515	527,978

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(d)		735	736,838

Total Governments - Sovereign Agencies (cost $5,429,386)			5,185,901

128	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)	U.S.$	586	$606,105

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,629,586

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		526	535,994

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,747,969

Total Quasi-Sovereigns (cost $4,402,327)			4,519,654

GOVERNMENTS - TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $3,882,428)	BRL	10,010	2,626,704

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)	U.S.$	387	397,642

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	768,550
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(j)		761	6,659
11.75%, 2/09/22(i)(j)		270	2,700

			777,909

Total Emerging Markets - Corporate Bonds (cost $1,692,970)			1,175,551

AB POOLING PORTFOLIOS •	129

AB Bond Inflation Protection Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Mt Logan Re Ltd. (Preference Shares)(k)(l) (cost $1,100,000)		1,100	$1,139,080

PREFERRED STOCKS – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $740,144)		27,700	712,444

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond 5.95%, 3/19/19 (cost $393,838)	U.S.$	348	388,890

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(m)(n) (cost $3,467,407)		3,467,407	3,467,407

Total Investments – 127.6% (cost $933,525,838)			914,921,266
Other assets less liabilities – (27.6)%			(197,902,998)

Net Assets – 100.0%			$717,018,268

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canada 10 Yr Bond Future	68	December 2015	$7,415,708	$7,309,638	$(106,070)
U.S. Ultra Bond (CBT) Futures	43	December 2015	7,058,394	6,811,469	(246,925)

Sold Contracts
Euro-BOBL Futures	192	September 2015	28,031,052	28,015,342	15,710
U.S. Long Bond (CBT) Futures	24	December 2015	3,749,323	3,711,000	38,323
U.S. T-Note 10 Yr (CBT) Futures	174	December 2015	22,288,962	22,108,875	180,087
U.S. T-Note 2 Yr (CBT) Futures	170	December 2015	37,192,562	37,139,687	52,875

					$(66,000)

130	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	12,164	USD	13,449	9/18/15	$(203,407)
Deutsche Bank AG	BRL	9,729	USD	2,668	9/02/15	(14,750)
Deutsche Bank AG	USD	2,714	BRL	9,729	9/02/15	(31,167)
Deutsche Bank AG	BRL	9,729	USD	2,686	10/02/15	31,655
Deutsche Bank AG	CAD	798	USD	601	10/02/15	(5,046)
Goldman Sachs Bank USA	BRL	10,218	USD	2,981	9/02/15	163,658
Goldman Sachs Bank USA	USD	2,802	BRL	10,218	9/02/15	15,491
HSBC Bank USA	AUD	7,080	USD	5,189	9/25/15	155,925
Morgan Stanley & Co., Inc.	SGD	10,153	USD	7,185	9/18/15	(5,172)
State Street Bank & Trust Co.	USD	140	BRL	489	9/02/15	(4,955)
UBS AG	GBP	2,429	USD	3,778	9/24/15	51,827

						$154,059

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.97%	$14,957	$(1,079,792)	$(378,360)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.97	5,995	(432,819)	(273,300)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.71	23,810	(304,843)	(48,812)

				$(1,817,454)	$(700,472)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	35,660	3/10/17	0.973%	3 Month CDOR	$(112,307)
Morgan Stanley & Co., LLC/(CME Group)	AUD	47,230	3/11/17	2.140%	3 Month BBSW	(95,911)
Morgan Stanley & Co., LLC/(CME Group)	CAD	33,470	6/05/17	1.054%	3 Month CDOR	(155,006)
Morgan Stanley & Co., LLC/(CME Group)	NZD	65,930	6/09/17	3.366%	3 Month BKBM	(422,903)
Morgan Stanley & Co., LLC/(CME Group)	AUD	42,090	6/09/17	2.218%	3 Month BBSW	(150,249)

AB POOLING PORTFOLIOS •	131

AB Bond Inflation Protection Portfolio—Portfolio of Investments

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$43,660	5/06/19	3 Month LIBOR	1.751%	$847,639
Morgan Stanley & Co., LLC/(CME Group)		8,240	7/02/19	3 Month LIBOR	1.701%	112,754
Morgan Stanley & Co., LLC/(CME Group)		14,230	10/31/19	3 Month LIBOR	1.747%	241,311
Morgan Stanley & Co., LLC/(CME Group)	AUD	14,575	5/18/20	3 Month LIBOR	1.663%	120,466
Morgan Stanley & Co., LLC/(CME Group)	GBP	12,180	6/05/20	6 Month LIBOR	1.651%	105,260
Morgan Stanley & Co., LLC/(CME Group)		$12,070	8/11/20	3 Month LIBOR	1.712%	56,941
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(347,201)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(264,996)
Morgan Stanley & Co., LLC/(CME Group)		6,120	4/28/24	2.817%	3 Month LIBOR	(387,974)
Morgan Stanley & Co., LLC/(CME Group)		4,360	5/06/24	2.736%	3 Month LIBOR	(244,054)
Morgan Stanley & Co., LLC/(CME Group)		3,520	5/29/24	3 Month LIBOR	2.628%	159,473
Morgan Stanley & Co., LLC/(CME Group)		8,860	7/02/24	2.632%	3 Month LIBOR	(375,055)
Morgan Stanley & Co., LLC/(CME Group)		4,440	7/10/24	2.674%	3 Month LIBOR	(201,008)
Morgan Stanley & Co., LLC/(CME Group)		3,550	7/18/24	3 Month LIBOR	2.668%	156,410
Morgan Stanley & Co., LLC/(CME Group)		5,140	9/24/24	3 Month LIBOR	2.691%	276,530
Morgan Stanley & Co., LLC/(CME Group)	AUD	7,190	3/11/25	6 Month BBSW	2.973%	14,599
Morgan Stanley & Co., LLC/(CME Group)		$4,250	4/21/25	1.991%	3 Month LIBOR	61,097
Morgan Stanley & Co., LLC/(CME Group)	NZD	7,685	6/09/25	3 Month BKBM	4.068%	212,317
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,560	6/09/25	6 Month BBSW	3.384%	117,353
Morgan Stanley & Co., LLC/(CME Group)		$2,500	6/09/25	2.488%	3 Month LIBOR	(68,332)
Morgan Stanley & Co., LLC/(CME Group)		8,120	8/04/25	2.293%	3 Month LIBOR	(42,929)
Morgan Stanley & Co., LLC/(CME Group)	GBP	1,130	6/05/45	2.396%	6 Month LIBOR	(77,799)
Morgan Stanley & Co., LLC/(CME Group)		$1,050	8/06/45	2.692%	3 Month LIBOR	2,709

						$(460,865)

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AB Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	13.59%		$605	$130,936	$38,435	$92,501
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.60		1,009	(57,082)	(47,155)	(9,927)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.60		1,156	(65,399)	(56,019)	(9,380)

Sale Contracts
Bank of America, NA:
Societe Generale, 3.75% 3/01/17, 12/20/17*	3.00	0.49	EUR	1,400	100,316	40,192	60,124
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.48		$2,140	27,110	(30,933)	58,043
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.87		227	1,260	(2,332)	3,592
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.87		134	747	(1,239)	1,986
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.87		92	513	(949)	1,462
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.87		92	510	(944)	1,454

					$138,911	$(60,944)	$199,855

*	Termination Date

AB POOLING PORTFOLIOS •	133

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INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$15,500	1/15/16	CPI#	0.970%		$172,829
Barclays Bank PLC	2,520	7/15/19	1.370%	CPI	#	(2,508)
Barclays Bank PLC	42,130	7/15/20	1.527%	CPI	#	(65,296)
Barclays Bank PLC	14,120	1/15/21	1.490%	CPI	#	(22,479)
Citibank, NA	15,500	1/15/16	0.945%	CPI	#	(168,438)
Deutsche Bank AG	48,590	7/15/21	1.574%	CPI	#	(26,683)
JPMorgan Chase Bank, NA	17,240	1/15/20	1.795%	CPI	#	(247,399)
Morgan Stanley Capital Services LLC	10,900	7/15/17	1.955%	CPI	#	(398,547)

						$(758,521)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$5,480	2/21/42	2.813%	3 Month LIBOR	$(134,045)
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	(140,178)

					$(274,223)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2015
Bank of America	0.41%	10/13/15	$25,095,689
Bank of America+	0.22%	—	9,113,646
Bank of America+	0.22%	—	7,288,260
Barclays Capital, Inc.+	0.27%	—	9,929,888
HSBC	0.21%	10/15/15	23,230,597
HSBC	0.21%	10/22/15	15,098,555
HSBC	0.21%	10/26/15	17,179,610
HSBC	0.21%	10/28/15	19,775,509
HSBC+	0.21%	—	9,599,944
HSBC+	0.21%	—	7,160,011
JPMorgan Chase	0.31%	10/22/15	49,543,736
JPMorgan Chase	0.34%	11/09/15	56,629,471

			$249,644,916

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2015

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

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(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $114,349,716 or 15.9% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2015.

(f)	Variable rate coupon, rate shown as of August 31, 2015.

(g)	Illiquid security.

(h)	IO – Interest Only

(i)	Security is in default and is non-income producing.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/24/14	$420,913	$6,659	0.00%
Virgolino de Oliveira Finance SA
11.75%, 2/09/22	1/30/14	132,510	2,700	0.00%

(k)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(l)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$1,100,000	$1,139,080	0.16%

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
BA	– Banker’s Acceptance
BBSW	– Bank Bill Swap Reference Rate (Australia)
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CDOR	– Canadian Dealer Offered Rate
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CFC	– Customer Facility Charge
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange

AB POOLING PORTFOLIOS •	135

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CPI	– Consumer Price Index
FHLMC	– Federal Home Loan Mortgage Corporation
GMTN	– Global Medium Term Note
GSE	– Government-Sponsored Enterprise
INTRCONX	– Inter-Continental Exchange
LIBOR	– London Interbank Offered Rates
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

136	• AB POOLING PORTFOLIOS

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AB HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 75.5%
Industrial – 60.6%
Basic – 3.8%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	61	$39,955
8.75%, 12/01/18		130	130,000
Aleris International, Inc. 7.625%, 2/15/18		264	259,380
7.875%, 11/01/20		230	222,525
ArcelorMittal 5.125%, 6/01/20		180	177,750
6.125%, 6/01/18(a)		1,330	1,383,200
6.125%, 6/01/25		97	89,483
6.25%, 3/01/21		249	245,576
7.75%, 10/15/39		922	855,155
Arch Coal, Inc. 7.25%, 6/15/21		594	81,675
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(b)		275	294,222
Axiall Corp. 4.875%, 5/15/23		269	260,930
Chemours Co. (The) 7.00%, 5/15/25(b)		262	224,010
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(b)		406	157,325
8.25%, 3/31/20(b)		323	293,930
Commercial Metals Co. 6.50%, 7/15/17		336	347,760
Consolidated Energy Finance SA 6.75%, 10/15/19(b)		540	533,142
Emeco Pty Ltd. 9.875%, 3/15/19(b)		481	312,650
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(b)		240	148,800
9.75%, 3/01/22(b)		131	119,701
Hexion, Inc. 8.875%, 2/01/18		102	88,740
Huntsman International LLC 5.125%, 11/15/22(b)		680	646,000
INEOS Group Holdings SA 6.125%, 8/15/18(b)		345	345,431
Jefferson Smurfit Corp./US 8.25%, 10/01/12(c)(d)		630	315
JMC Steel Group, Inc. 8.25%, 3/15/18(a)(b)		201	159,293

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		Principal Amount (000)	U.S. $ Value

Kerling PLC 10.625%, 2/01/17(b)	EUR	255	$291,494
Lundin Mining Corp. 7.50%, 11/01/20(b)	U.S.$	244	240,950
7.875%, 11/01/22(b)		236	232,460
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/28(e)(f)		645	96,750
Momentive Performance Materials, Inc. 3.88%, 10/24/21		461	393,291
8.875%, 10/15/20(d)(g)(h)		461	– 0	–
Novelis, Inc. 8.75%, 12/15/20		509	507,727
Peabody Energy Corp. 6.00%, 11/15/18		1,192	396,340
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		387	353,137
Smurfit Kappa Acquisitions 4.875%, 9/15/18(b)		400	417,000
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(c)(d)		650	325
Steel Dynamics, Inc. 6.125%, 8/15/19		645	668,381
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		341	204,600
9.75%, 12/01/17		470	430,050
Univar USA, Inc. 6.75%, 7/15/23(b)		320	318,400
WR Grace & Co.-Conn 5.125%, 10/01/21(b)		211	213,638

			12,181,491

Capital Goods – 4.7%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(b)		328	285,360
Apex Tool Group LLC 7.00%, 2/01/21(b)		368	309,120
Ardagh Finance Holdings SA 8.625%, 6/15/19(b)(i)		414	436,522
Ardagh Packaging Finance PLC 9.25%, 10/15/20(b)	EUR	145	169,887
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(b)	U.S.$	570	565,611
Berry Plastics Corp. 5.125%, 7/15/23		299	279,565
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(b)		171	170,145

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		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 6.00%, 10/15/22(b)	U.S.$	1,135	$851,250
6.125%, 1/15/23(b)		1,023	762,135
7.45%, 5/01/34(b)		564	394,800
7.50%, 3/15/25(b)		268	203,010
CNH Industrial Capital LLC 3.375%, 7/15/19		285	277,163
3.625%, 4/15/18		795	789,037
EnerSys 5.00%, 4/30/23(b)		210	202,388
EnPro Industries, Inc. 5.875%, 9/15/22		266	267,330
Gardner Denver, Inc. 6.875%, 8/15/21(b)		176	156,640
KLX, Inc. 5.875%, 12/01/22(b)		238	233,240
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		252	264,128
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	315,700
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		70	45,500
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23(b)		74	75,295
Owens-Illinois, Inc. 7.80%, 5/15/18		290	320,450
Pactiv LLC 7.95%, 12/15/25		597	576,105
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21		1,309	1,346,634
9.00%, 4/15/19		1,110	1,134,975
9.875%, 8/15/19		400	420,500
Sealed Air Corp. 4.875%, 12/01/22(b)		136	136,000
6.875%, 7/15/33(b)		1,181	1,189,857
SIG Combibloc Holdings SCA 7.75%, 2/15/23(b)	EUR	147	170,251
SPX Corp. 6.875%, 9/01/17	U.S.$	300	319,500
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		127	136,843
TransDigm, Inc. 6.00%, 7/15/22		530	522,129
6.50%, 7/15/24		481	470,178

AB POOLING PORTFOLIOS •	139

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Rentals North America, Inc. 5.50%, 7/15/25	U.S.$	758	$731,470
5.75%, 11/15/24		586	577,210

			15,105,928

Communications - Media – 9.3%
Altice Financing SA 6.625%, 2/15/23(b)		672	668,640
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	925,301
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23	U.S.$	785	783,037
5.875%, 5/01/27(b)		334	327,320
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(b)		855	783,394
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	530,512
Series A 7.625%, 3/15/20		100	102,500
Series B 6.50%, 11/15/22		675	697,275
CSC Holdings LLC 5.25%, 6/01/24		362	335,936
7.625%, 7/15/18		1,140	1,248,300
DISH DBS Corp. 5.00%, 3/15/23		550	485,722
5.875%, 11/15/24		1,893	1,724,996
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,055,469
iHeartCommunications, Inc. 6.875%, 6/15/18		1,231	1,070,970
9.00%, 12/15/19-9/15/22		1,180	1,084,669
10.00%, 1/15/18		475	344,969
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		1,934	1,701,920
7.25%, 10/15/20		1,153	1,108,321
LGE HoldCo VI BV 7.125%, 5/15/24(b)	EUR	510	623,586
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23	U.S.$	350	348,250
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(b)		705	695,306
Radio One, Inc. 7.375%, 4/15/22(b)		400	385,000
9.25%, 2/15/20(b)		511	454,790
RR Donnelley & Sons Co. 8.25%, 3/15/19		390	433,875

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		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 5.625%, 8/01/24(b)	U.S.$	1,165	$1,108,206
6.125%, 10/01/22		539	541,695
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		250	238,125
5.375%, 4/15/25(b)		700	693,000
6.00%, 7/15/24(b)		650	669,500
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		315	315,788
TEGNA, Inc. 4.875%, 9/15/21(b)		455	449,313
5.125%, 7/15/20		170	175,950
5.50%, 9/15/24(b)		114	112,860
6.375%, 10/15/23		710	743,725
Time, Inc. 5.75%, 4/15/22(b)		959	915,845
Townsquare Media, Inc. 6.50%, 4/01/23(b)		346	333,890
Unitymedia GmbH 6.125%, 1/15/25(b)		497	509,425
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH 5.00%, 1/15/25(b)		273	266,858
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(b)		580	595,950
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(b)		1,914	1,858,815
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		685	664,450
Videotron Ltd. 5.00%, 7/15/22		500	499,375
Virgin Media Finance PLC 4.875%, 2/15/22		208	194,480
6.00%, 10/15/24(b)		982	1,007,777
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(b)(i)		152	150,480
Ziggo Bond Finance BV 5.875%, 1/15/25(b)		262	252,830

			30,218,395

Communications - Telecommunications – 7.3%
Altice Luxembourg SA 7.25%, 5/15/22(b)	EUR	520	586,436
7.625%, 2/15/25(b)	U.S.$	220	209,000
7.75%, 5/15/22(b)		332	323,700

AB POOLING PORTFOLIOS •	141

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Altice US Finance II Corp. 7.75%, 7/15/25(b)	U.S.$	408	$397,800
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	251,419
Series U 7.65%, 3/15/42		760	649,800
Series W 6.75%, 12/01/23		335	325,788
Columbus International, Inc. 7.375%, 3/30/21(b)		829	866,305
CommScope Technologies Finance LLC 6.00%, 6/15/25(b)		162	157,545
CommScope, Inc. 5.50%, 6/15/24(b)		293	284,576
Frontier Communications Corp. 6.25%, 9/15/21		655	597,950
7.125%, 3/15/19		350	358,750
7.625%, 4/15/24		488	435,540
7.875%, 1/15/27		127	112,395
9.00%, 8/15/31		360	317,475
Level 3 Financing, Inc. 7.00%, 6/01/20		800	842,000
Numericable-SFR SAS 6.00%, 5/15/22(b)		1,185	1,185,000
6.25%, 5/15/24(b)		783	782,757
Sable International Finance Ltd. 6.875%, 8/01/22(b)		344	347,440
Sprint Capital Corp. 6.875%, 11/15/28		95	81,700
8.75%, 3/15/32		1,310	1,239,587
Sprint Communications, Inc. 6.00%, 11/15/22		425	382,500
9.00%, 11/15/18(b)		945	1,052,494
Sprint Corp. 7.125%, 6/15/24		360	332,888
7.25%, 9/15/21		520	505,700
7.625%, 2/15/25		1,502	1,401,554
7.875%, 9/15/23		1,583	1,521,659
T-Mobile USA, Inc. 6.25%, 4/01/21		900	929,520
6.375%, 3/01/25		1,300	1,328,600
6.50%, 1/15/24		715	734,663
Telecom Italia Capital SA 6.375%, 11/15/33		1,050	1,065,750
7.721%, 6/04/38		360	410,400

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AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wind Acquisition Finance SA 4.75%, 7/15/20(b)	U.S.$	380	$382,850
6.50%, 4/30/20(b)		510	536,775
7.375%, 4/23/21(b)		1,383	1,414,117
Windstream Services LLC 6.375%, 8/01/23		460	337,599
7.50%, 4/01/23		340	266,053
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(b)		779	777,987

			23,734,072

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 7.75%, 5/01/21		579	613,740
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	439,810
Exide Technologies Series AI 7.00%, 4/30/25(c)(d)(i)(j)		978	836,563
11.00%, 4/30/20(h)(i)		1,326	1,100,856
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)		515	419,777
LKQ Corp. 4.75%, 5/15/23		1,084	1,039,285
Navistar International Corp. 8.25%, 11/01/21		322	278,530
Rhino Bondco SpA 5.486%, 12/15/19(b)(k)	EUR	200	223,196
7.25%, 11/15/20(b)		275	329,637
Schaeffler Holding Finance BV 6.875%, 8/15/18(b)(i)		544	632,396
Titan International, Inc. 6.875%, 10/01/20	U.S.$	360	322,200
ZF North America Capital, Inc. 4.00%, 4/29/20(b)		332	331,950
4.75%, 4/29/25(b)		451	427,322

			6,995,262

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 5.75%, 6/15/25		324	322,380
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(b)(i)		644	652,050
Regal Entertainment Group 5.75%, 3/15/22-6/15/23		645	645,129

			1,619,559

AB POOLING PORTFOLIOS •	143

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 5.75%, 6/15/19	U.S.$	350	$336,875
Boyd Gaming Corp. 9.00%, 7/01/20		870	933,075
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(e)		145	124,338
10.00%, 12/15/18(e)		825	257,812
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		350	345,625
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		380	318,250
DR Horton, Inc. 4.00%, 2/15/20		500	502,500
Eldorado Resorts, Inc. 7.00%, 8/01/23(b)		229	227,283
International Game Technology PLC 6.25%, 2/15/22(b)		558	536,729
6.50%, 2/15/25(b)		450	426,375
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		175	180,250
KB Home 4.75%, 5/15/19		290	284,925
Lennar Corp. 4.50%, 6/15/19		665	679,630
M/I Homes, Inc. 8.625%, 11/15/18		790	816,662
MDC Holdings, Inc. 5.50%, 1/15/24		54	54,270
6.00%, 1/15/43		172	146,200
Meritage Homes Corp. 6.00%, 6/01/25		636	641,164
7.00%, 4/01/22		45	48,038
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(b)		165	168,300
PulteGroup, Inc. 6.00%, 2/15/35		555	545,287
6.375%, 5/15/33		86	89,440
7.875%, 6/15/32		31	35,883
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	366,825
Scientific Games International, Inc. 7.00%, 1/01/22(b)		306	312,885

144	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)	U.S.$	81	$82,823
6.125%, 4/01/25(b)		624	638,040
Standard Pacific Corp. 5.875%, 11/15/24		100	102,500
8.375%, 5/15/18		300	339,000
Studio City Finance Ltd. 8.50%, 12/01/20(b)		325	318,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(b)		253	253,632
Toll Brothers Finance Corp. 4.00%, 12/31/18		157	160,140
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(b)		228	210,900
Wynn Macau Ltd. 5.25%, 10/15/21(a)(b)		200	183,500

			10,667,656

Consumer Cyclical - Restaurants – 0.5%
1011778 BC ULC/New Red Finance, Inc. 4.625%, 1/15/22(b)		324	325,620
6.00%, 4/01/22(b)		414	426,420
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(b)	GBP	103	162,600
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(b)		107	167,966
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(b)		330	509,550

			1,592,156

Consumer Cyclical - Retailers – 2.3%
American Tire Distributors, Inc. 10.25%, 3/01/22(b)	U.S.$	695	712,375
Argos Merger Sub, Inc. 7.125%, 3/15/23(b)		755	790,862
Brighthouse Group PLC 7.875%, 5/15/18(a)(b)	GBP	330	482,686
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	544	541,280
Dollar Tree, Inc. 5.75%, 3/01/23(b)		734	768,865
Group 1 Automotive, Inc. 5.00%, 6/01/22		410	406,925
L Brands, Inc. 8.50%, 6/15/19		820	965,550
Levi Strauss & Co. 5.00%, 5/01/25		758	741,893

AB POOLING PORTFOLIOS •	145

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(b)(i)	U.S.$	172	$184,040
Party City Holdings, Inc. 6.125%, 8/15/23(b)		302	304,076
Rite Aid Corp. 6.125%, 4/01/23(b)		1,544	1,584,530

			7,483,082

Consumer Non-Cyclical – 11.5%
Air Medical Merger Sub Corp. 6.375%, 5/15/23(b)		570	530,100
Alere, Inc. 6.375%, 7/01/23(b)		76	77,900
8.625%, 10/01/18		739	757,756
AMAG Pharmaceuticals, Inc. 7.875%, 9/01/23(b)		162	165,848
Amsurg Corp. 5.625%, 7/15/22		408	416,417
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(b)(i)		374	344,080
9.25%, 2/15/19(b)		330	335,775
Boparan Finance PLC 5.25%, 7/15/19(b)	GBP	121	178,452
5.50%, 7/15/21(b)		225	314,516
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(b)(i)	U.S.$	725	730,437
Care UK Health & Social Care PLC 5.584%, 7/15/19(b)(k)	GBP	233	344,925
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(b)	EUR	520	598,573
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(a)	U.S.$	2,246	2,387,071
Concordia Healthcare Corp. 7.00%, 4/15/23(b)		178	183,803
Constellation Brands, Inc. 3.75%, 5/01/21		840	847,350
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		698	684,040
Endo Finance LLC 5.75%, 1/15/22(b)		225	230,062
Endo Finance LLC/Endo Finco, Inc. 7.75%, 1/15/22(b)		93	99,278
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(b)		1,450	1,497,962
Envision Healthcare Corp. 5.125%, 7/01/22(b)		395	400,431

146	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ephios Bondco PLC 6.25%, 7/01/22(b)	EUR	264	$299,655
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)	U.S.$	1,535	1,442,900
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	215	333,388
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22	U.S.$	270	274,387
HCA, Inc. 4.25%, 10/15/19		2,317	2,363,340
5.375%, 2/01/25		467	474,005
6.50%, 2/15/20		1,545	1,707,225
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	873,938
Horizon Pharma Financing, Inc. 6.625%, 5/01/23(b)	U.S.$	500	516,250
HRG Group, Inc. 7.875%, 7/15/19(b)		254	267,335
7.875%, 7/15/19		508	534,670
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, 8/01/23(b)		233	230,903
Kindred Healthcare, Inc. 8.00%, 1/15/20(b)		350	383,469
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,070,825
Mallinckrodt International Finance SA 3.50%, 4/15/18		262	263,310
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)		228	226,290
5.75%, 8/01/22(b)		339	346,288
MPH Acquisition Holdings LLC 6.625%, 4/01/22(b)		185	190,088
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		360	382,680
Post Holdings, Inc. 7.375%, 2/15/22		752	770,800
7.75%, 3/15/24(b)		267	275,677
8.00%, 7/15/25(b)		244	251,930
PRA Holdings, Inc. 9.50%, 10/01/23(b)		540	602,100
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	282	445,100
Quintiles Transnational Corp. 4.875%, 5/15/23(b)	U.S.$	337	343,740
R&R Ice Cream PLC 5.50%, 5/15/20(b)	GBP	358	559,020

AB POOLING PORTFOLIOS •	147

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RSI Home Products, Inc. 6.50%, 3/15/23(b)	U.S.$	1,013	$1,033,260
Smithfield Foods, Inc. 5.25%, 8/01/18(b)		660	671,550
5.875%, 8/01/21(b)		220	228,250
Spectrum Brands, Inc. 5.75%, 7/15/25(b)		276	284,280
6.125%, 12/15/24(b)		122	126,880
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23(b)		75	76,499
Sun Products Corp. (The) 7.75%, 3/15/21(b)		333	299,700
Tenet Healthcare Corp. 5.50%, 3/01/19		450	451,125
6.875%, 11/15/31		1,343	1,242,275
8.00%, 8/01/20		1,040	1,085,500
8.125%, 4/01/22		446	493,945
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(b)		697	706,584
5.875%, 5/15/23(b)		1,189	1,215,752
6.125%, 4/15/25(b)		2,316	2,391,270
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	100	157,938

			37,018,897

Energy – 8.7%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.125%, 11/01/20(b)	U.S.$	235	118,675
Antero Resources Corp. 5.125%, 12/01/22		830	751,324
5.375%, 11/01/21		205	188,600
5.625%, 6/01/23(b)		218	198,380
Approach Resources, Inc. 7.00%, 6/15/21		190	127,300
Baytex Energy Corp. 5.625%, 6/01/24(b)		360	300,427
Berry Petroleum Co. LLC 6.375%, 9/15/22		624	318,240
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		34	23,120
6.75%, 4/15/21		103	76,220
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		447	189,975
California Resources Corp. 5.00%, 1/15/20		401	315,707
5.50%, 9/15/21		286	221,759

148	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.00%, 11/15/24	U.S.$	114	$84,531
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		48	45,360
Chaparral Energy, Inc. 7.625%, 11/15/22		393	168,990
CHC Helicopter SA 9.25%, 10/15/20		611	368,188
Chesapeake Energy Corp. 2.50%, 5/15/37(j)		376	327,590
3.539%, 4/15/19(k)		209	155,705
4.875%, 4/15/22		249	180,525
6.875%, 11/15/20		877	703,792
Cobalt International Energy, Inc. 2.625%, 12/01/19(j)		430	309,063
Concho Resources, Inc. 5.50%, 4/01/23		550	543,351
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(b)		290	262,450
DCP Midstream Operating LP 3.875%, 3/15/23		253	207,017
5.60%, 4/01/44		285	232,616
Denbury Resources, Inc. 4.625%, 7/15/23		1,330	891,100
5.50%, 5/01/22		212	151,050
Energy Transfer Equity LP 5.875%, 1/15/24		406	391,790
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24		660	130,350
7.75%, 6/15/19		135	29,025
11.00%, 3/15/20(b)		244	154,330
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		265	243,800
9.375%, 5/01/20		312	302,172
EXCO Resources, Inc. 7.50%, 9/15/18		115	40,825
8.50%, 4/15/22		125	35,000
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		950	864,500
7.00%, 6/15/23(b)		125	116,250
Gulfport Energy Corp. 6.625%, 5/01/23(b)		345	320,850
Halcon Resources Corp. 8.875%, 5/15/21		277	91,410
9.75%, 7/15/20		138	50,370
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	431,685

AB POOLING PORTFOLIOS •	149

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22	U.S.$	730	$620,500
Jupiter Resources, Inc. 8.50%, 10/01/22(b)		601	375,625
Laredo Petroleum, Inc. 7.375%, 5/01/22		89	86,775
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		584	408,800
8.00%, 12/01/20		205	155,800
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		1,098	428,220
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 6/01/25		1,220	1,128,500
Memorial Resource Development Corp. 5.875%, 7/01/22		359	326,690
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		365	102,200
Newfield Exploration Co. 5.375%, 1/01/26		400	372,000
5.625%, 7/01/24		239	232,547
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(b)		726	595,320
Oasis Petroleum, Inc. 6.875%, 3/15/22		377	312,910
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	224,595
Pacific Drilling SA 5.375%, 6/01/20(b)		441	317,520
Paragon Offshore PLC 6.75%, 7/15/22(b)		266	53,200
7.25%, 8/15/24(b)		873	174,600
PHI, Inc. 5.25%, 3/15/19		455	393,575
Precision Drilling Corp. 6.50%, 12/15/21		299	254,150
QEP Resources, Inc. 5.375%, 10/01/22		1,095	944,437
Range Resources Corp. 4.875%, 5/15/25(b)		585	526,500
Sabine Oil & Gas Corp. 7.25%, 6/15/19(e)		415	64,325
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(l)		1,000	985,000

150	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.625%, 3/01/25(b)	U.S.$	275	$265,891
5.75%, 5/15/24		571	558,152
6.25%, 3/15/22		565	567,825
SandRidge Energy, Inc. 7.50%, 2/15/23		315	90,956
Seven Generations Energy Ltd. 6.75%, 5/01/23(b)		93	85,560
8.25%, 5/15/20(b)		554	551,230
SM Energy Co. 5.00%, 1/15/24		150	128,250
5.625%, 6/01/25		514	456,175
6.50%, 1/01/23		239	229,799
Southern Star Central Corp. 5.125%, 7/15/22(b)		380	370,500
Swift Energy Co. 7.875%, 3/01/22		315	85,050
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		1,075	940,625
Tervita Corp. 8.00%, 11/15/18(b)		346	280,260
10.875%, 2/15/18(b)		332	192,560
Transocean, Inc. 3.00%, 10/15/17		750	690,000
6.80%, 3/15/38		855	572,850
Triangle USA Petroleum Corp. 6.75%, 7/15/22(b)		425	255,000
Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, 4/01/20		215	150,500
W&T Offshore, Inc. 8.50%, 6/15/19		290	136,300
Whiting Petroleum Corp. 5.00%, 3/15/19		299	267,605
5.75%, 3/15/21		382	341,890
6.25%, 4/01/23		707	622,160
WPX Energy, Inc. 6.00%, 1/15/22		280	236,600
8.25%, 8/01/23		170	163,625

			27,986,564

Other Industrial – 1.4%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		244	218,380
10.75%, 10/15/19(b)		745	439,550
B456 Systems, Inc. 3.75%, 4/15/16(c)(g)(j)		270	11,475

AB POOLING PORTFOLIOS •	151

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Cable Corp. 5.75%, 10/01/22	U.S.$	387	$346,365
5.75%, 11/15/29(j)(m)		319	226,091
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(b)		75	76,313
Laureate Education, Inc. 9.25%, 9/01/19(b)		862	723,003
Modular Space Corp. 10.25%, 1/31/19(b)		420	306,600
NANA Development Corp. 9.50%, 3/15/19(b)		851	776,537
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		537	467,190
13.00% (6.00% Cash and 7.00% PIK), 3/15/18(i)		390	420,144
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		422	430,394

			4,442,042

Services – 0.5%
ADT Corp. (The) 4.125%, 4/15/19(a)		446	452,690
6.25%, 10/15/21		270	278,775
Cerved Group SpA 8.00%, 1/15/21(b)	EUR	135	163,231
Geo Debt Finance SCA 7.50%, 8/01/18(b)		180	185,856
IHS, Inc. 5.00%, 11/01/22	U.S.$	237	239,666
Mobile Mini, Inc. 7.875%, 12/01/20		309	322,133

			1,642,351

Technology – 3.9%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(b)		651	706,742
Audatex North America, Inc. 6.00%, 6/15/21(b)		193	188,457
6.125%, 11/01/23(b)		694	687,851
Avaya, Inc. 7.00%, 4/01/19(b)		102	91,545
10.50%, 3/01/21(b)		767	508,137
Blackboard, Inc. 7.75%, 11/15/19(b)		155	138,725
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		939	767,632
Brightstar Corp. 9.50%, 12/01/16(b)		883	891,830

152	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CDW LLC/CDW Finance Corp. 5.00%, 9/01/23	U.S.$	258	$254,775
5.50%, 12/01/24		577	571,230
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(b)		325	320,938
CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), 6/01/20(b)(i)		170	176,588
Dell, Inc. 5.875%, 6/15/19		540	560,196
6.50%, 4/15/38		610	539,850
Energizer Holdings, Inc. 5.50%, 6/15/25(b)		223	217,146
First Data Corp. 11.75%, 8/15/21		358	403,287
12.625%, 1/15/21		817	938,529
Goodman Networks, Inc. 12.125%, 7/01/18		775	294,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(i)		319	289,094
Infor US, Inc. 5.75%, 8/15/20(b)		208	208,520
6.50%, 5/15/22(b)		350	328,125
Micron Technology, Inc. 5.50%, 2/01/25		1,369	1,273,170
MSCI, Inc. 5.25%, 11/15/24(b)		338	343,915
5.75%, 8/15/25(b)		166	169,320
NXP BV/NXP Funding LLC 3.75%, 6/01/18(b)		515	519,506
Open Text Corp. 5.625%, 1/15/23(b)		265	265,000
Sabre GLBL, Inc. 5.375%, 4/15/23(b)		159	155,820
Sanmina Corp. 4.375%, 6/01/19(b)		666	668,497

			12,478,925

Transportation - Airlines – 0.1%
Air Canada 6.75%, 10/01/19(b)		150	158,250
8.75%, 4/01/20(b)		292	321,258

			479,508

Transportation - Services – 0.6%
CEVA Group PLC 9.00%, 9/01/21(b)		150	135,750

AB POOLING PORTFOLIOS •	153

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	1,345	$1,358,934
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		200	206,000
XPO Logistics, Inc. 6.50%, 6/15/22(b)		350	344,750

			2,045,434

			195,691,322

Financial Institutions – 11.2%
Banking – 5.7%
ABN AMRO Bank NV 4.31%, 3/10/16(n)	EUR	980	1,101,467
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	1,255	1,258,388
8.00%, 12/31/18-11/01/31		1,340	1,534,200
Baggot Securities Ltd. 10.24%, 9/30/15(b)(n)	EUR	169	193,624
Bank of America Corp. Series AA 6.10%, 3/17/25(n)	U.S.$	206	201,108
Series Z 6.50%, 10/23/24(n)		251	258,530
Bank of Ireland 1.787%, 9/22/15(c)(k)	CAD	370	272,803
10.00%, 7/30/16(b)	EUR	304	361,791
Barclays Bank PLC 6.86%, 6/15/32(b)(n)	U.S.$	75	84,750
7.625%, 11/21/22		200	228,000
BBVA International Preferred SAU 3.798%, 12/22/15(n)	EUR	79	87,590
4.952%, 9/20/16(b)(n)		550	621,045
BNP Paribas SA 7.375%, 8/19/25(b)(n)	U.S.$	625	640,000
Citigroup, Inc. 5.95%, 1/30/23(n)		538	527,509
Commerzbank AG 8.125%, 9/19/23(b)		342	400,568
Countrywide Capital III Series B 8.05%, 6/15/27		600	746,357
Credit Agricole SA 7.589%, 1/30/20(n)	GBP	450	752,672
7.875%, 1/23/24(b)(n)	U.S.$	587	600,207
Credit Suisse Group AG 7.50%, 12/11/23(b)(n)		882	934,920
Danske Bank A/S 5.684%, 2/15/17(n)	GBP	330	512,968

154	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Equiniti Newco 2 PLC 7.125%, 12/15/18(b)	GBP	320	$501,499
HBOS Capital Funding LP 4.939%, 5/23/16(n)	EUR	217	242,291
HT1 Funding GmbH 6.352%, 6/30/17(n)		825	935,958
ING Groep NV 6.00%, 4/16/20(n)	U.S.$	219	215,715
6.50%, 4/16/25(n)		234	226,980
LBG Capital No.1 PLC 8.00%, 6/15/20(b)(n)		148	168,720
Lloyds Banking Group PLC 6.413%, 10/01/35(b)(n)		517	576,455
6.657%, 5/21/37(b)(n)		152	170,240
7.50%, 6/27/24(n)		234	244,238
Novo Banco SA 2.625%, 5/08/17(b)	EUR	200	217,710
RBS Capital Trust C 4.243%, 1/12/16(n)		1,325	1,482,240
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(n)	U.S.$	800	847,000
Societe Generale SA 5.922%, 4/05/17(b)(n)		432	443,880
7.875%, 12/18/23(b)(n)		321	321,000
Zions Bancorporation 5.65%, 11/15/23		145	149,713
5.80%, 6/15/23(n)		350	331,800

			18,393,936

Brokerage – 0.4%
E*TRADE Financial Corp. 4.625%, 9/15/23		705	705,000
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(g)		5,500	594,000

			1,299,000

Finance – 3.7%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	315,000
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(b)(i)		423	84,610
CIT Group, Inc. 5.25%, 3/15/18		235	244,106
5.50%, 2/15/19(b)		2,740	2,880,425
Creditcorp 12.00%, 7/15/18(b)		355	276,900

AB POOLING PORTFOLIOS •	155

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enova International, Inc. 9.75%, 6/01/21	U.S.$	720	$597,600
International Lease Finance Corp. 5.875%, 4/01/19		1,200	1,276,500
8.25%, 12/15/20		635	752,475
8.75%, 3/15/17		143	155,084
8.875%, 9/01/17		687	756,559
Molycorp, Inc. 3.25%, 6/15/16(e)(j)		385	3,850
Navient Corp. 4.625%, 9/25/17		470	466,475
4.875%, 6/17/19		965	902,275
5.00%, 10/26/20		500	445,000
5.625%, 8/01/33		54	36,720
5.875%, 10/25/24		20	16,900
6.125%, 3/25/24		35	29,750
7.25%, 1/25/22		37	34,873
8.00%, 3/25/20		1,885	1,908,562
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		997	808,816

			11,992,480

Insurance – 0.5%
CNO Financial Group, Inc. 5.25%, 5/30/25		216	222,750
HUB International Ltd. 7.875%, 10/01/21(b)		365	364,088
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		715	832,975

			1,419,813

Other Finance – 0.5%
ACE Cash Express, Inc. 11.00%, 2/01/19(b)		146	56,940
CNG Holdings, Inc. 9.375%, 5/15/20(b)		843	484,725
iPayment, Inc. 9.50%, 12/15/19(b)		17	16,137
Series AI 9.50%, 12/15/19		710	684,854
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	425,580

			1,668,236

REITS – 0.4%
Communications Sales & Leasing, Inc,/CSL Capital LLC 6.00%, 4/15/23(b)		388	364,720
Communications Sales & Leasing, Inc./CSL Capital LLC 8.25%, 10/15/23(b)		656	596,960

156	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Felcor Lodging LP 6.00%, 6/01/25(b)	U.S.$	294	$298,778

			1,260,458

			36,033,923

Utility – 3.7%
Electric – 3.7%
AES Corp./VA 4.875%, 5/15/23		628	584,040
7.375%, 7/01/21		989	1,065,648
Calpine Corp. 5.75%, 1/15/25(a)		1,607	1,556,781
7.875%, 1/15/23(b)		258	276,060
DPL, Inc. 6.75%, 10/01/19		250	261,250
Dynegy, Inc. 6.75%, 11/01/19		845	876,159
7.375%, 11/01/22		615	636,525
7.625%, 11/01/24		595	619,276
FirstEnergy Corp. Series B 4.25%, 3/15/23		220	220,629
Series C 7.375%, 11/15/31		482	576,920
GenOn Energy, Inc. 7.875%, 6/15/17		840	802,200
9.50%, 10/15/18		721	693,061
NRG Energy, Inc. 6.25%, 7/15/22		135	131,625
7.875%, 5/15/21		716	739,270
Series WI 6.25%, 5/01/24		1,253	1,190,350
Talen Energy Supply LLC 4.60%, 12/15/21		726	629,805
6.50%, 5/01/18		170	175,950
TerraForm Power Operating LLC 6.125%, 6/15/25(b)		390	367,575
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)(o)		761	350,060
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(b)	EUR	314	348,832

			12,102,016

Total Corporates - Non-Investment Grade (cost $258,044,746)			243,827,261

AB POOLING PORTFOLIOS •	157

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 5.8%
Financial Institutions – 3.7%
Banking – 2.0%
BPCE SA 5.70%, 10/22/23(b)	U.S.$	682	$721,952
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)(n)		410	425,634
8.40%, 6/29/17(b)(n)		330	354,783
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)(n)		674	1,012,850
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(n)		473	446,985
Series R 6.00%, 8/01/23(n)		336	332,640
Series S 6.75%, 2/01/24(n)		157	164,850
Nationwide Building Society 6.00%, 12/15/16(n)	GBP	839	1,313,194
Nordea Bank AB 6.125%, 9/23/24(b)(n)	U.S.$	464	459,360
Santander UK PLC 5.00%, 11/07/23(b)		500	518,723
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		549	567,678
Wells Fargo & Co. Series S 5.90%, 6/15/24(n)		127	127,476

			6,446,125

Brokerage – 0.1%
GFI Group, Inc. 8.625%, 7/19/18		374	411,400

Finance – 0.3%
General Electric Capital Corp.
Series A 7.125%, 6/15/22(n)		400	461,480
Series B 6.25%, 12/15/22(n)		400	433,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		200	200,750

			1,095,230

Insurance – 1.1%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	935,625

158	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc.
Series C 5.25%, 6/15/20(n)	U.S.$	159	$158,205
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	556,769
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	483,970
Progressive Corp. (The) 6.70%, 6/15/37		500	507,500
Prudential Financial, Inc. 5.625%, 6/15/43		756	776,034

			3,418,103

REITS – 0.2%
EPR Properties 7.75%, 7/15/20		417	488,859

			11,859,717

Industrial – 1.7%
Basic – 0.3%
Braskem Finance Ltd. 6.45%, 2/03/24		247	224,128
Freeport-McMoRan, Inc. 2.375%, 3/15/18		525	477,487
Teck Resources Ltd. 4.50%, 1/15/21		353	281,341
5.40%, 2/01/43		90	58,605
6.25%, 7/15/41		54	36,315

			1,077,876

Communications - Media – 0.3%
CCO Safari II LLC 4.908%, 7/23/25(b)		345	341,720
6.484%, 10/23/45(b)		510	518,796

			860,516

Communications - Telecommunications – 0.5%
Embarq Corp. 7.995%, 6/01/36		272	287,640
Qwest Corp. 6.75%, 12/01/21		600	651,000
6.875%, 9/15/33		720	703,915

			1,642,555

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(b)		94	99,170

Energy – 0.6%
Cimarex Energy Co. 4.375%, 6/01/24		215	206,837

AB POOLING PORTFOLIOS •	159

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31	U.S.$	169	$183,709
Noble Energy, Inc. 5.875%, 6/01/24		611	631,407
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		19	17,631
5.00%, 10/01/22		635	622,056
5.50%, 4/15/23		357	347,050

			2,008,690

			5,688,807

Utility – 0.4%
Electric – 0.3%
EDP Finance BV 6.00%, 2/02/18(b)		480	511,271
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	319,688

			830,959

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(b)		350	364,235

			1,195,194

Total Corporates - Investment Grade (cost $18,387,883)			18,743,718

BANK LOANS – 4.4%
Industrial – 3.4%
Basic – 0.5%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(k)		588	474,370
Ineos US Finance LLC 4.25%, 3/31/22(k)		523	521,787
Magnetation LLC 12.00%, 3/07/16(c)(d)(i)		711	658,006

			1,654,163

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(k)		516	515,616

Communications - Media – 0.3%
Advantage Sales & Marketing, Inc. 7.50%, 7/25/22(k)		311	301,622

160	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TWCC Holding Corp. 7.00%, 6/26/20(k)	U.S.$	525	$492,518

			794,140

Consumer Cyclical - Automotive – 0.2%
CS Intermediate Holdco 2 LLC 4.00%, 4/04/21(k)		332	330,075
Navistar, Inc. 6.50%, 8/17/20(k)		420	415,275

			745,350

Consumer Cyclical - Entertainment – 0.1%
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(k)		70	69,621
Station Casinos LLC 4.25%, 3/02/20(k)		341	339,934

			409,555

Consumer Cyclical - Other – 0.3%
CityCenter Holdings LLC 4.25%, 10/16/20(k)		909	906,992
La Quinta Intermediate Holdings LLC 3.75%, 4/14/21(k)		183	182,946

			1,089,938

Consumer Cyclical - Retailers – 0.4%
Dollar Tree, Inc. 3.50%, 7/06/22(k)		18	17,898
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(k)		469	470,011
J. Crew Group, Inc. 4.00%, 3/05/21(k)		500	387,028
Men’s Wearhouse, Inc. (The) 5.00%, 6/18/21		141	141,482
Michaels Stores, Inc. 4.00%, 1/28/20(k)		173	173,168

			1,189,587

Consumer Non-Cyclical – 0.4%
Acadia Healthcare Co., Inc. 4.25%, 2/11/22(k)		26	26,271
Air Medical Group Holdings, Inc. 4.50%, 4/28/22(k)		237	232,228
Grifols Worldwide Operations Ltd. 3.20%, 2/27/21(k)		198	197,073
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l. 4.75%, 6/30/21(k)		179	176,250

AB POOLING PORTFOLIOS •	161

AB High-Yield Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Pharmedium Healthcare Corp. 7.75%, 1/28/22(k)		U.S.$	780	$777,075

				1,408,897

Other Industrial – 0.4%
Atkore International, Inc. 7.75%, 10/09/21(k)			490	451,413
Gardner Denver, Inc. 4.25%, 7/30/20(k)			295	280,855
Gates Global LLC 4.25%, 7/06/21(k)			203	194,196
Orbitz Worldwide, Inc. 4.50%, 4/15/21(k)			197	196,056
Unifrax Holding Co. 4.50%, 11/28/18(k)		EUR	242	270,467

				1,392,987

Technology – 0.4%
Avaya, Inc. 4.70%, 10/26/17(k)	U.S.$		257	238,327
6.50%, 3/31/18(k)			46	42,491
BMC Software Finance, Inc. 5.00%, 9/10/20(k)			365	335,019
First Data Corp. 3.70%, 3/23/18(k)			350	347,085
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(k)			297	280,523

				1,243,445

Transportation - Airlines – 0.2%
Delos Finance S.à r.l. 3.50%, 3/06/21(k)			570	569,003

				11,012,681

Utility – 0.9%
Electric – 0.9%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(k)			2,710	2,710,321

Financial Institutions – 0.1%
Other Finance – 0.1%
Travelport Finance (Luxembourg) S.à r.l. 5.75%, 9/02/21(k)			419	418,502

Total Bank Loans (cost $14,550,161)				14,141,504

162	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 2.2%
Financial Institutions – 2.0%
Banking – 1.6%
GMAC Capital Trust I 8.125%	37,000	$944,610
Goldman Sachs Group, Inc. (The) Series J 5.50%	23,525	579,186
Morgan Stanley 6.875%	20,825	564,149
Royal Bank of Scotland Group PLC Series M 6.40%	45,000	1,136,700
US Bancorp Series F 6.50%	35,000	1,002,750
Wells Fargo & Co. 5.85%	2,300	58,880
Wells Fargo & Co. 6.625%	28,225	778,445

		5,064,720

REITS – 0.4%
Health Care REIT, Inc. Series J 6.50%	8,525	225,913
National Retail Properties, Inc. Series E 5.70%	6,300	154,539
Public Storage Series W 5.20%	5,400	130,572
Public Storage Series X 5.20%	1,000	24,210
Sovereign Real Estate Investment Trust 12.00%(b)	624	823,680

		1,358,914

		6,423,634

Industrial – 0.2%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(g)	5,130	20,571

Energy – 0.2%
Energy XXI Ltd. 5.625%	3,250	74,750
Halcon Resources Corp. 5.75%	635	116,045

AB POOLING PORTFOLIOS •	163

AB High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanchez Energy Corp. 4.875%	10,350	$221,878
SandRidge Energy, Inc. 8.50%	4,500	60,750

		473,423

		493,994

Electric – 0.0%
SCE Trust III 5.75%	5,525	149,838

Total Preferred Stocks (cost $6,900,761)		7,067,466

COMMON STOCKS – 2.1%
Amkor Technology, Inc.(g)	37,000	199,800
Clear Channel Outdoor Holdings, Inc. – Class A(g)	32,000	261,120
Crown Castle International Corp.	9,194	766,688
DISH Network Corp. – Class A(g)	2,510	148,768
Dynegy, Inc.(g)	14,605	376,079
eDreams ODIGEO SA(g)	36,590	94,437
Eldorado Resorts, Inc.(g)	19,987	188,277
Emeco Holdings Ltd.(g)	1,050,000	44,834
Exide Corp.(c)(d)(g)	586,000	1
Exide Technologies(d)(h)	19,782	79,919
General Motors Co.	14,160	416,870
International Game Technology PLC	18,000	305,640
iPayment, Inc.(g)	44,784	190,332
Jones Energy, Inc. – Class A(g)	16,960	100,573
Keystone Automotive Operations Escrow(c)(d)(g)	61,065	– 0	–^
Las Vegas Sands Corp.	8,388	387,777
LifePoint Health, Inc.(g)	4,559	356,195
LyondellBasell Industries NV – Class A	1,996	170,418
MDC Holdings, Inc.	12,258	349,230
Neenah Enterprises, Inc.(c)(d)(g)	58,199	465,592
Nortek, Inc.(g)	5,410	442,592
Nuverra Environmental Solutions, Inc.(g)	11,810	35,430
SBA Communications Corp. – Class A(g)	4,879	576,698
Townsquare Media, Inc. – Class A(g)	26,530	304,830
Travelport LLC(g)	15,482	205,136
Travelport Worldwide Ltd.	2,580	34,185
Triangle Petroleum Corp.(g)	34,470	139,259

Total Common Stocks (cost $6,674,115)		6,640,680

164	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 2.0%
Industrial – 1.8%
Basic – 0.3%
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(b)	U.S.$	700	$595,000
Sappi Papier Holding GmbH 7.75%, 7/15/17(b)		200	214,000

			809,000

Capital Goods – 0.3%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(b)		172	187,222
Cemex SAB de CV 5.70%, 1/11/25(b)		670	628,125

			815,347

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(b)		525	481,687

Consumer Cyclical - Retailers – 0.1%
Edcon Ltd. 9.50%, 3/01/18(b)	EUR	381	299,312
9.50%, 3/01/18(b)	U.S.$	150	105,390

			404,702

Consumer Non-Cyclical – 0.9%
Arcelik AS 5.00%, 4/03/23(b)		498	459,405
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	478,800
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		637	619,483
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	242,700
Minerva Luxembourg SA 7.75%, 1/31/23(b)		725	708,687
Tonon Luxembourg SA 7.25%, 1/24/20(b)(i)		420	143,216
USJ Acucar e Alcool SA 9.875%, 11/09/19(b)		850	352,942
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(f)		930	8,138

			3,013,371

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		283	284,415

			5,808,522

AB POOLING PORTFOLIOS •	165

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
ContourGlobal Power Holdings SA 7.125%, 6/01/19(b)	U.S.$	760	$777,100

Total Emerging Markets - Corporate Bonds (cost $8,533,689)			6,585,622

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.5%
Non-Agency Floating Rate – 0.6%
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.425%, 7/19/47(k)		693	565,733
Residential Accredit Loans, Inc., Trust Series 2007-QH6, Class A1 0.389%, 7/25/37(k)		1,307	1,091,389
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.684%, 8/25/47(k)		506	421,215

			2,078,337

GSE Risk Share Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.449%, 11/25/23(k)		380	377,596
Series 2014-DN1, Class M3 4.699%, 2/25/24(k)		375	375,253
Series 2014-HQ2, Class M3 3.941%, 9/25/24(k)		435	409,744
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.599%, 1/25/24(k)		333	334,598
Series 2015-C03, Class 1M2 5.199%, 7/25/25(k)		85	85,261
Series 2015-C03, Class 2M2 5.199%, 7/25/25(k)		30	29,945

			1,612,397

Non-Agency Fixed Rate – 0.4%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		268	234,002
Residential Accredit Loans, Inc., Trust Series 2005-QA10, Class A31 3.553%, 9/25/35		1,299	1,083,583

			1,317,585

Total Collateralized Mortgage Obligations (cost $4,835,033)			5,008,319

166	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.5%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 8/15/50	BRL	600	$384,916
Series F 10.00%, 1/01/17		2,360	619,283

			1,004,199

United States – 1.2%
U.S. Treasury Bonds 3.125%, 11/15/41(p)	U.S.$	1,755	1,827,279
U.S. Treasury Notes 1.25%, 10/31/15		2,000	2,003,906

			3,831,185

Total Governments - Treasuries (cost $5,249,995)			4,835,384

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.4%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	169,727
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.71%, 4/10/38		1,000	1,008,585
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,573,155
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,420,956
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		315	315,972

Total Commercial Mortgage-Backed Securities (cost $4,257,704)			4,488,395

AB POOLING PORTFOLIOS •	167

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Governments - Sovereign Agencies – 0.7%
Brazil – 0.2%
Petrobras Global Finance BV
5.625%, 5/20/43	U.S.$	423	$292,589
6.85%, 6/05/15		297	223,463

			516,052

Colombia – 0.0%
Ecopetrol SA 5.875%, 5/28/45		159	128,790

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(b)		460	459,262

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(b)		232	237,846

United Kingdom – 0.3%
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(n)		1,040	1,062,100

Total Governments - Sovereign Agencies (cost $2,483,047)			2,404,050

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Floating Rate – 0.5%
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(k)		1,188	678,234
Lehman XS Trust Series 2007-6, Class 3A5 5.134%, 5/25/37(l)		807	992,547

			1,670,781

Home Equity Loans - Fixed Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		737	732,950

Total Asset-Backed Securities (cost $1,921,671)			2,403,731

168	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	165	$132,183
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		310	240,452
State of California Series 2010 7.60%, 11/01/40		325	476,749
7.95%, 3/01/36		700	840,420
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		165	124,435
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		220	155,124

Total Local Governments - Municipal Bonds (cost $1,663,919)			1,969,363

AGENCIES – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(b) (cost $484,646)		484	469,480

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Sep 2015, Exercise Price: $ 194.00(g)(q)		150	53,625
SPDR S&P 500 ETF Trust Expiration: Sep 2015, Exercise Price: $ 192.00(g)(q)		747	221,485

			275,110

Options on Equities – 0.0%
iShares iBoxx High Yield Corp. Expiration: Sep 2015, Exercise Price: $ 85.00(g)(q)		172	12,900
Boardwalk Real Estate Investment Trust Expiration: Sep 2015, Exercise Price: CAD 54.00(g)(r)		24,741	28,250

			41,150

AB POOLING PORTFOLIOS •	169

AB High-Yield Portfolio—Portfolio of Investments

Company	Notional Amount (000)	U.S. $ Value

Swaptions – 0.0%
CDX NAHY.24 RTP, Citi Bank, NA (Buy Protection) Expiration: Sep 2015, Exercise Rate: 104.00%(g)	1,810	$10,508
CDX NAHY.24 RTP, Bank of America, NA (Buy Protection) Expiration: Sep 2015, Exercise Rate: 103.00%(g)	5,680	18,030

		28,538

	Contracts
Options on Indices – 0.0%
Russell 2000 Index Expiration: Sep 2015, Exercise Price: $ 1,160.00(g)(q)	10	27,150

Total Options Purchased - Puts (premiums paid $131,561)		371,948

	Shares
WARRANTS – 0.1%
FairPoint Communications, Inc., expiring 1/24/18(c)(g)	12,643	379
iPayment Holdings, Inc., expiring 12/29/22(c)(d)(g)	234,094	187,275
Talon Equity Co. NV, expiring 11/24/15(c)(d)(g)	671	– 0	–

Total Warrants (cost $82,754)		187,654

	Contracts
OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Ishares iBoxx High Yield Corp. Expiration: Dec 2015, Exercise Price: $ 89.00(g)(q)	1,941	76,669
Diageo PLC Expiration: Sep 2015, Exercise Price: GBP 20.00(g)(r)	436	22
Diageo PLC Expiration: Sep 2015, Exercise Price: GBP 20.00(g)(r)	22,122	1,109
Beazer Homes USA, Inc. Expiration: Nov 2015, Exercise Price: $ 22.00(g)(q)	178	4,450
Chesapeake Energy Corp. Expiration: Sep 2015, Exercise Price: $ 15.00(g)(q)	1,434	5,019

		87,269

170	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2015, Exercise Price: $ 205.00(g)(q)		524	$37,728
SPDR S&P 500 ETF Trust Expiration: Sep 2015, Exercise Price: $ 215.00(g)(q)		247	1,112
SPDR S&P 500 ETF Trust Expiration: Oct 2015, Exercise Price: $ 209.00(g)(q)		169	14,703
SPDR S&P 500 ETF Trust Expiration: Oct 2015, Exercise Price: $ 220.00(g)(q)		672	4,368
SPDR S&P 500 ETF Trust Expiration: Dec 2015, Exercise Price: $ 227.00(g)(q)		683	11,611

			69,522

		Notional Amount (000)
Swaptions – 0.0%
CDX NAHY.24 RTR, Bank of America, NA (Sell Protection) Expiration: Oct 2015, Exercise Rate: 106.00%(g)		8,250	23,329

		Contracts
Options on Indices – 0.0%
Euro STOXX 50 Index Expiration: Sep 2015, Exercise Price: EUR 3,600.00(g)(r)		637	1,659
DAX Index Expiration: Sep 2015, Exercise Price: EUR 11,500.00(g)(r)		637	1,264

			2,923

Total Options Purchased - Calls (premiums paid $290,425)			183,043

		Notional Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.1%
Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $380,820)	U.S.$	430	180,170

AB POOLING PORTFOLIOS •	171

AB High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(s)(t) (cost $5,978,392)	5,978,392	$5,978,392

Total Investments – 100.8% (cost $340,851,322)		325,486,180
Other assets less liabilities – (0.8)%		(2,646,931)

Net Assets – 100.0%		$322,839,249

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 Mini Futures	8	September 2015	$982,254	$926,000	$(56,254)

Sold Contracts
S&P 500 E-Mini Futures	9	September 2015	866,121	886,140	(20,019)

					$(76,273)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,303	IDR	18,417,739	10/09/15	$(15,369)
BNP Paribas SA	USD	788	EUR	697	9/18/15	(5,565)
BNP Paribas SA	NZD	1,555	USD	1,028	10/09/15	44,784
Deutsche Bank AG	USD	830	JPY	102,948	9/17/15	19,074
Goldman Sachs Bank USA	BRL	1,120	USD	327	9/02/15	17,947
Goldman Sachs Bank USA	BRL	1,120	USD	307	9/02/15	(1,699)
Goldman Sachs Bank USA	USD	307	BRL	1,120	9/02/15	1,699
Goldman Sachs Bank USA	USD	315	BRL	1,120	9/02/15	(6,422)
Goldman Sachs Bank USA	USD	474	MXN	7,816	9/30/15	(7,099)
Goldman Sachs Bank USA	BRL	1,120	USD	312	10/02/15	6,398
Northern Trust Company	AUD	1,738	USD	1,274	9/25/15	38,817
Royal Bank of Scotland PLC	USD	839	PEN	2,718	9/14/15	(3,276)
Royal Bank of Scotland PLC	EUR	12,823	USD	14,153	9/18/15	(239,910)
Royal Bank of Scotland PLC	KRW	966,726	USD	831	9/25/15	14,017
State Street Bank & Trust Co.	USD	728	SEK	6,198	9/17/15	3,979
State Street Bank & Trust Co.	EUR	264	USD	289	9/18/15	(6,728)
State Street Bank & Trust Co.	USD	270	EUR	246	9/18/15	6,254
State Street Bank & Trust Co.	USD	335	EUR	298	9/18/15	(647)
State Street Bank & Trust Co.	USD	30	GBP	19	9/24/15	(669)

172	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	GBP	5,965	USD	9,280	9/24/15	$127,296
UBS AG	CAD	362	USD	274	10/02/15	(1,739)

						$(8,858)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Chesapeake Energy Corp.(q)	1,434	$16.00	September 2015	$9,980	$(2,868)
SPDR S&P 500 ETF Trust(q)	524	210.00	September 2015	10,303	(8,122)

				$20,283	$(10,990)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Ishares iBoxx High Yield Corp.(q)	1,941	$76.00	December 2015	$75,615	$(121,312)
SPDR S&P 500 ETF Trust(q)	897	181.00	September 2015	318,872	(94,185)
Taylor Morrison Home Corp.(q)	153	22.50	January 2016	41,015	(52,020)

				$435,502	$(267,517)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX NAHY Series 24, 5 Year Index	Bank of America, NA	Sell	100.00%	9/16/15	$5,680	$7,310	$(4,348)
CDX NAHY Series 24, 5 Year Index	Bank of America, NA	Sell	100.00	10/21/15	8,250	40,021	(35,444)

						$47,331	$(39,792)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.49%	$10,230	$(785,111)	$(316,980)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.40	2,037	(145,077)	(23,370)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91	5,198	(286,379)	49,690
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91	8,712	(480,026)	125,228
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91	3,445	(189,828)	41,993

AB POOLING PORTFOLIOS •	173

AB High-Yield Portfolio—Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)%	3.91%		$967		$(53,294)	$3,876
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91		938		(51,657)	5,862
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91		1,001		(55,148)	7,509
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91		6,485		(357,074)	(64,678)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.91		4,802		(264,398)	(93,932)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.80		3,680		(37,933)	14,998
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.80		8,730		(89,990)	35,415
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	2.07	EUR	– 0	–^^	(17)	(42)
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.24		3,070		(292,053)	42,638
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.24		3,150		(299,377)	45,949

Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		$2,624		144,553	(32,668)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		1,385		76,313	688
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		3,462		190,757	1,719
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		5,425		298,743	(41,467)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		3,317		182,626	(18,011)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		1,634		89,950	6,935
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		812		44,703	6,909
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.91		4,802		264,398	70,011
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.50		5,980		94,336	61,381

						$(2,000,983)	$(70,347)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$17,030	9/02/25	2.248%	3 Month LIBOR	$14,330

174	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.49%	$1,546	$(118,621)	$(25,705)	$(92,916)
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)	1.56	1,085	(64,807)	(48,747)	(16,060)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	14.16	1,018	121,915	(32,690)	154,605
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	0.93	1,132	(92,957)	(68,279)	(24,678)
Citibank, NA:
Bombardier Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	6.27	572	8,302	(30,782)	39,084
Bombardier Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	6.27	568	8,244	(31,562)	39,806
CDX-EMS Series 22, 5 Year Index, 12/20/19*	(1.00)	4.07	10,640	1,218,728	662,746	555,982
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)	2.39	1,052	(44,413)	(44,010)	(403)
Credit Suisse International:
Western Union Co., 3.65%, 8/22/18, 3/20/17*	(1.00)	0.27	570	(7,184)	(1,129)	(6,055)
Western Union Co., 3.65% 8/22/18, 9/20/17*	(1.00)	0.39	550	(8,031)	(5,017)	(3,014)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	23.58	56	21,520	4,393	17,127
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)	0.60	1,130	(88,018)	(56,527)	(31,491)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00)	0.95	1,027	(1,514)	12,672	(14,186)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.97	1,058	(75,000)	(41,146)	(33,854)

AB POOLING PORTFOLIOS •	175

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)%	0.47%		$1,140	$(9,879)	$(3,303)	$(6,576)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	19.46		1,050	236,562	(47,299)	283,861
Goldman Sachs International:
British Telecommunications PLC, 5.75% 12/07/28, 6/20/20*	(1.00)	0.71	EUR	3,330	(57,139)	(85,708)	28,569
Morgan Stanley Capital Services LLC:
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.50		$6,840	(107,904)	(53,442)	(54,462)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.39	EUR	403	(44,016)	(30,897)	(13,119)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.39		427	(46,637)	(29,004)	(17,633)
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	23.58		$64	24,213	4,943	19,270

Sale Contracts
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.74		739	34,732	27,789	6,943
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	2.13		582	64,633	49,768	14,865
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	14.45		739	(167,008)	12,234	(179,242)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.09		443	(128,423)	(127,503)	(920)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.09		177	(51,311)	(51,026)	(285)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.34		470	34,539	(9,454)	43,993

176	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00%	1.83%		$689	$65,464	$24,935	$40,529
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	2.68		760	67,959	49,359	18,600
Citibank, NA:
Bombardier Inc., 7.45%, 5/01/34, 3/20/19*	5.00	9.89		380	(48,750)	27,991	(76,741)
Bombardier Inc.,7.45%, 5/01/34, 3/20/19*	5.00	9.89		380	(48,750)	27,412	(76,162)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.83		909	86,367	33,833	52,534
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	6.23		760	(25,459)	17,970	(43,429)
Credit Suisse International:
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	1.91		380	(11,008)	(33,359)	22,351
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.83		332	31,544	12,867	18,677
Western Union Co., 3.65%, 8/22/18, 3/2019*	1.00	0.82		380	2,600	(9,288)	11,888
Western Union Co., 3.65% 8/22/18, 9/20/19*	1.00	1.01		360	608	(4,065)	4,673
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	1.79		760	88,607	45,053	43,554
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.77	EUR	590	56,562	(45,427)	101,989
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	2.08		$760	(28,395)	(60,794)	32,399
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	2.22		760	76,375	13,366	63,009
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	1.35		760	(9,584)	(20,478)	10,894
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	29.70		760	(377,194)	17,960	(395,154)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	5.56		550	3,882	977	2,905

AB POOLING PORTFOLIOS •	177

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00%	7.00%	$212	$(12,391)	$9,749	$(22,140)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	7.00	141	(8,230)	6,124	(14,354)

				$570,733	$65,500	$505,233

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Total Return Index	3,450,000	LIBOR	$3,450	9/21/15	$(79,396)
Goldman Sachs International
iBoxx $ Liquid High Yield Total Return Index	3,440,000	LIBOR	3,440	9/21/15	(77,591)
iBoxx $ Liquid High Yield Total Return Index	1,827,000	LIBOR	1,827	12/21/15	22,594
iBoxx $ Liquid High Yield Total Return Index	3,490,000	LIBOR	3,490	12/21/15	4,414
iBoxx $ Liquid High Yield Total Return Index	1,752,000	LIBOR	1,752	12/21/15	(4,980)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Total Return Index	3,450,000	LIBOR	3,450	9/21/15	(95,555)
Morgan Stanley Capital Services Llc
iBoxx $ Liquid High Yield Total Return Index	650,000	LIBOR	650	9/21/15	(22,587)
iBoxx $ Liquid High Yield Total Return Index	7,680,000	LIBOR	7,680	9/21/15	(217,215)
iBoxx $ Liquid High Yield Total Return Index	3,562,000	LIBOR	3,562	12/21/15	7,822
iBoxx $ Liquid High Yield Total Return Index	3,551,000	LIBOR	3,551	12/21/15	(8,531)

Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Total Return Index	1,752,000	LIBOR	1,752	9/21/15	3,191
iBoxx $ Liquid High Yield Total Return Index	3,490,000	LIBOR	3,490	9/21/15	(7,033)
iBoxx $ Liquid High Yield Total Return Index	1,827,000	LIBOR	1,827	9/21/15	(20,909)
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Total Return Index	3,551,000	LIBOR	3,551	9/21/15	4,904
iBoxx $ Liquid High Yield Total Return Index	3,563,000	LIBOR	3,563	9/21/15	(10,694)

					$(501,566)

178	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2015
Barclays Capital, Inc.+	(2.75	)%*	—	$438,907
Barclays Capital, Inc.+	(2.00	)%*	—	188,537
Credit Suisse Securities (USA) LLC+	(4.00	)%*	—	140,147
Credit Suisse Securities (USA) LLC+	(1.00	)%*	—	187,193
Credit Suisse Securities (USA) LLC+	0.00%		—	2,973,140
Credit Suisse Securities (USA) LLC+	0.01%		—	2,589,194
RBC Capital Markets+	(0.25	)%*	—	594,713

				$7,111,831

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2015

*	Interest payment due from counterparty.

^	Less than $0.50.

^^	Notional Amount less than $500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $118,333,427 or 36.7% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Security is in default and is non-income producing.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of August 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/28	5/15/13-2/19/15	$507,900	$96,750	0.03%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	956,442	8,138	0.00%

(g)	Non-income producing security.

(h)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies Series AI	4/30/15	$1,223,054		$1,100,856		0.34%
Exide Technologies	4/30/15	37,522		79,919		0.02%
Momentive Performance Materials, Inc.	10/24/14	– 0	–	– 0	–	0.00%

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2015.

(j)	Convertible security.

(k)	Floating Rate Security. Stated interest rate was in effect at August 31, 2015.

(l)	Variable rate coupon, rate shown as of August 31, 2015.

AB POOLING PORTFOLIOS •	179

AB High-Yield Portfolio—Portfolio of Investments

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2015.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	One contract relates to 100 shares.

(r)	One contract relates to 1 share.

(s)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

SEK – Swedish Krona

USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

RTP – Right to Pay

RTR – Right To Receive

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

180	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 28.0%
Banks – 9.3%
Associated Banc-Corp	118,770	$2,180,617
Comerica, Inc.	93,150	4,098,600
First Niagara Financial Group, Inc.	254,098	2,350,407
Fulton Financial Corp.	172,960	2,103,194
Huntington Bancshares, Inc./OH	339,630	3,705,363
Synovus Financial Corp.	84,710	2,577,725
Texas Capital Bancshares, Inc.(a)	46,140	2,485,100
Webster Financial Corp.	69,770	2,468,463
Zions Bancorporation	144,370	4,186,730

		26,156,199

Capital Markets – 1.0%
E*TRADE Financial Corp.(a)	104,790	2,754,929

Consumer Finance – 0.9%
SLM Corp.(a)	297,610	2,523,733

Insurance – 10.2%
American Financial Group, Inc./OH	60,740	4,194,705
Aspen Insurance Holdings Ltd.	88,480	4,062,117
CNO Financial Group, Inc.	219,870	3,933,474
First American Financial Corp.	105,390	4,095,455
Hanover Insurance Group, Inc. (The)	50,840	4,011,276
StanCorp Financial Group, Inc.	39,087	4,444,583
Validus Holdings Ltd.	91,400	4,047,192

		28,788,802

Real Estate Investment Trusts (REITs) – 5.3%
DDR Corp.	153,790	2,351,449
Gramercy Property Trust, Inc.	109,130	2,412,864
LTC Properties, Inc.	82,260	3,355,385
Mid-America Apartment Communities, Inc.	33,000	2,593,470
RLJ Lodging Trust	101,400	2,792,556
STAG Industrial, Inc.	85,110	1,451,977

		14,957,701

Thrifts & Mortgage Finance – 1.3%
Essent Group Ltd.(a)	136,940	3,668,623

		78,849,987

Information Technology – 18.4%
Communications Equipment – 2.8%
Brocade Communications Systems, Inc.	212,590	2,264,084
Finisar Corp.(a)	208,770	3,221,321
Polycom, Inc.(a)	210,940	2,269,714

		7,755,119

AB POOLING PORTFOLIOS •	181

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 7.8%
Arrow Electronics, Inc.(a)	47,420	$2,651,726
Avnet, Inc.	101,220	4,291,728
CDW Corp./DE	104,840	4,167,390
Celestica, Inc.(a)	153,260	1,871,305
Insight Enterprises, Inc.(a)	57,433	1,453,629
Keysight Technologies, Inc.(a)	92,390	2,960,176
TTM Technologies, Inc.(a)	206,758	1,410,089
Vishay Intertechnology, Inc.	324,170	3,202,800

		22,008,843

IT Services – 3.4%
Amdocs Ltd.	47,530	2,719,191
Booz Allen Hamilton Holding Corp.	152,930	4,083,231
Genpact Ltd.(a)	124,350	2,860,050

		9,662,472

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc.(a)(b)	387,060	700,579
Fairchild Semiconductor International, Inc.(a)	272,320	3,703,552
Lam Research Corp.	28,600	2,081,222

		6,485,353

Software – 0.7%
Electronic Arts, Inc.(a)	29,910	1,978,546

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	159,910	4,012,142

		51,902,475

Consumer Discretionary – 17.4%
Auto Components – 3.0%
Dana Holding Corp.	173,580	3,044,593
Lear Corp.	29,270	3,008,663
Tenneco, Inc.(a)	53,610	2,522,351

		8,575,607

Hotels, Restaurants & Leisure – 1.4%
Bloomin’ Brands, Inc.	190,570	3,944,799

Household Durables – 3.1%
Helen of Troy Ltd.(a)	28,780	2,450,329
Meritage Homes Corp.(a)	83,120	3,502,677
PulteGroup, Inc.	128,920	2,667,355

		8,620,361

Media – 1.3%
Cable One, Inc.(a)	4,440	1,844,110

182	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Scholastic Corp.	41,350	$1,786,733

		3,630,843

Multiline Retail – 2.3%
Big Lots, Inc.	86,970	4,173,690
Dillard’s, Inc. – Class A	25,150	2,326,627

		6,500,317

Specialty Retail – 4.9%
Caleres, Inc.	74,673	2,486,611
Children’s Place, Inc. (The)	56,950	3,412,444
GameStop Corp. – Class A(b)	71,680	3,044,966
Office Depot, Inc.(a)	372,030	2,950,198
Pier 1 Imports, Inc.(b)	185,110	1,884,420

		13,778,639

Textiles, Apparel & Luxury Goods – 1.4%
Crocs, Inc.(a)	270,480	3,984,170

		49,034,736

Industrials – 13.9%
Aerospace & Defense – 1.0%
Spirit AeroSystems Holdings, Inc. – Class A(a)	56,360	2,880,560

Construction & Engineering – 4.5%
AECOM(a)	120,594	3,316,335
EMCOR Group, Inc.	84,740	3,905,667
Granite Construction, Inc.	96,250	3,320,625
Tutor Perini Corp.(a)	124,250	2,199,225

		12,741,852

Electrical Equipment – 1.8%
General Cable Corp.	100,100	1,456,455
Regal Beloit Corp.	55,210	3,680,851

		5,137,306

Machinery – 2.7%
ITT Corp.	74,640	2,792,282
Oshkosh Corp.	84,660	3,559,953
Terex Corp.	51,943	1,211,830

		7,564,065

Road & Rail – 2.0%
Con-way, Inc.	60,370	2,125,024
Ryder System, Inc.	41,000	3,360,770

		5,485,794

Trading Companies & Distributors – 1.9%
MRC Global, Inc.(a)	187,510	2,435,755
WESCO International, Inc.(a)	53,260	2,980,962

		5,416,717

		39,226,294

AB POOLING PORTFOLIOS •	183

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.1%
Electric Utilities – 2.4%
PNM Resources, Inc.	138,840	$3,555,692
Westar Energy, Inc.	87,351	3,192,679

		6,748,371

Gas Utilities – 2.7%
Southwest Gas Corp.	65,650	3,616,659
UGI Corp.	115,615	3,940,159

		7,556,818

		14,305,189

Materials – 4.5%
Chemicals – 1.9%
A. Schulman, Inc.	95,532	3,279,614
Huntsman Corp.	117,640	1,944,589

		5,224,203

Containers & Packaging – 1.8%
Avery Dennison Corp.	45,720	2,655,417
Graphic Packaging Holding Co.	166,320	2,345,112

		5,000,529

Metals & Mining – 0.8%
Steel Dynamics, Inc.	120,160	2,340,717

		12,565,449

Health Care – 3.6%
Health Care Providers & Services – 3.6%
LifePoint Health, Inc.(a)	48,778	3,811,025
Molina Healthcare, Inc.(a)	32,740	2,442,077
WellCare Health Plans, Inc.(a)	42,970	3,896,090

		10,149,192

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Noble Energy, Inc.	96,606	3,227,606
QEP Resources, Inc.	198,370	2,785,115
SM Energy Co.	102,180	3,750,006

		9,762,727

Consumer Staples – 2.4%
Food Products – 2.4%
Dean Foods Co.	154,935	2,550,230
Ingredion, Inc.	50,550	4,364,487

		6,914,717

Total Common Stocks (cost $241,521,904)		272,710,766

184	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $6,866,624)	6,866,624	$6,866,624

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $248,388,528)		279,577,390

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%
Investment Companies – 2.3%
AB Exchange Reserves – Class I, 0.11%(c)(d) (cost $6,422,235)	6,422,235	6,422,235

Total Investments – 101.5% (cost $254,810,763)		285,999,625
Other assets less liabilities – (1.5)%		(4,275,853)

Net Assets – 100.0%		$281,723,772

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB POOLING PORTFOLIOS •	185

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Information Technology – 22.8%
Communications Equipment – 1.2%
Palo Alto Networks, Inc.(a)	19,660	$3,228,565

Electronic Equipment, Instruments & Components – 1.0%
Zebra Technologies Corp. – Class A(a)	32,727	2,712,414

Internet Software & Services – 4.0%
CoStar Group, Inc.(a)	28,938	5,123,183
GrubHub, Inc.(a)	60,240	1,593,348
HomeAway, Inc.(a)	85,184	2,443,929
Pandora Media, Inc.(a)	110,533	1,982,962

		11,143,422

IT Services – 2.7%
Vantiv, Inc. – Class A(a)	114,901	5,060,240
VeriFone Systems, Inc.(a)	83,604	2,611,789

		7,672,029

Semiconductors & Semiconductor Equipment – 2.8%
Cavium, Inc.(a)	33,096	2,251,190
Intersil Corp. – Class A	74,524	785,483
Mellanox Technologies Ltd.(a)	45,207	1,828,171
ON Semiconductor Corp.(a)	317,849	3,037,047

		7,901,891

Software – 11.1%
Aspen Technology, Inc.(a)	26,771	1,013,818
Barracuda Networks, Inc.(a)(b)	40,466	1,063,851
Cadence Design Systems, Inc.(a)	240,845	4,821,717
Guidewire Software, Inc.(a)	62,875	3,515,341
NetSuite, Inc.(a)	40,208	3,572,481
Qlik Technologies, Inc.(a)	6,472	245,030
ServiceNow, Inc.(a)	55,010	3,903,510
SolarWinds, Inc.(a)	61,290	2,436,277
Tableau Software, Inc. – Class A(a)	39,693	3,737,890
Take-Two Interactive Software, Inc.(a)	91,328	2,660,385
Ultimate Software Group, Inc. (The)(a)	23,875	4,206,536

		31,176,836

		63,835,157

Health Care – 22.6%
Biotechnology – 5.7%
Achillion Pharmaceuticals, Inc.(a)	70,585	521,623
Agios Pharmaceuticals, Inc.(a)(b)	12,888	1,113,523
Alder Biopharmaceuticals, Inc.(a)	35,785	1,386,669
Anacor Pharmaceuticals, Inc.(a)	14,690	1,915,723

186	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

DBV Technologies SA (Sponsored ADR)(a)	36,386	$1,420,146
Dyax Corp.(a)	83,700	1,926,774
Isis Pharmaceuticals, Inc.(a)	32,781	1,644,951
Medivation, Inc.(a)	30,271	2,665,664
PTC Therapeutics, Inc.(a)	21,830	833,688
Sage Therapeutics, Inc.(a)	26,855	1,450,438
TESARO, Inc.(a)	22,072	1,136,267

		16,015,466

Health Care Equipment & Supplies – 7.3%
Align Technology, Inc.(a)	72,395	4,097,557
DexCom, Inc.(a)	68,994	6,495,095
HeartWare International, Inc.(a)(b)	38,018	3,254,341
Nevro Corp.(a)	60,098	2,706,213
Sirona Dental Systems, Inc.(a)	39,806	3,796,696

		20,349,902

Health Care Providers & Services – 5.7%
Acadia Healthcare Co., Inc.(a)	70,274	5,132,110
Diplomat Pharmacy, Inc.(a)	91,501	3,613,374
Envision Healthcare Holdings, Inc.(a)	94,750	3,881,908
Premier, Inc. – Class A(a)	93,026	3,316,377

		15,943,769

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	55,226	4,252,402

Pharmaceuticals – 2.4%
Akorn, Inc.(a)	39,845	1,585,432
GW Pharmaceuticals PLC (ADR)(a)	12,876	1,369,363
Jazz Pharmaceuticals PLC(a)	14,176	2,393,192
Tetraphase Pharmaceuticals, Inc.(a)	32,770	1,422,546

		6,770,533

		63,332,072

Industrials – 21.3%
Aerospace & Defense – 3.5%
Hexcel Corp.	109,187	5,269,365
TransDigm Group, Inc.(a)	19,744	4,537,763

		9,807,128

Air Freight & Logistics – 1.3%
Expeditors International of Washington, Inc.	73,027	3,576,132

Electrical Equipment – 1.2%
AMETEK, Inc.	64,128	3,451,369

Industrial Conglomerates – 1.8%
Carlisle Cos., Inc.	48,727	4,906,809

AB POOLING PORTFOLIOS •	187

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.7%
IDEX Corp.	62,733	$4,506,111
Lincoln Electric Holdings, Inc.	60,431	3,544,278
Middleby Corp. (The)(a)	49,910	5,417,731
Valmont Industries, Inc.(b)	22,260	2,366,015
Wabtec Corp./DE	30,860	2,955,154

		18,789,289

Marine – 1.3%
Kirby Corp.(a)	50,328	3,549,634

Professional Services – 1.9%
Robert Half International, Inc.	105,026	5,359,477

Road & Rail – 1.1%
Genesee & Wyoming, Inc. – Class A(a)	45,564	3,115,666

Trading Companies & Distributors – 2.5%
United Rentals, Inc.(a)	44,128	3,059,394
Watsco, Inc.	33,240	4,070,571

		7,129,965

		59,685,469

Consumer Discretionary – 18.1%
Diversified Consumer Services – 2.9%
Bright Horizons Family Solutions, Inc.(a)	76,419	4,670,729
Grand Canyon Education, Inc.(a)	92,046	3,402,020

		8,072,749

Hotels, Restaurants & Leisure – 4.4%
Buffalo Wild Wings, Inc.(a)	10,351	1,963,378
Habit Restaurants, Inc. (The)(a)(b)	91,996	2,292,540
Norwegian Cruise Line Holdings Ltd.(a)	69,717	4,015,699
Wyndham Worldwide Corp.	52,603	4,023,078

		12,294,695

Household Durables – 1.8%
Tempur Sealy International, Inc.(a)	66,757	4,874,596

Media – 1.1%
AMC Networks, Inc. – Class A(a)	43,970	3,182,549

Specialty Retail – 7.0%
Five Below, Inc.(a)	105,396	4,075,663
Lithia Motors, Inc. – Class A	31,540	3,362,164
Select Comfort Corp.(a)	135,801	3,306,754
Tractor Supply Co.	48,218	4,113,478
Ulta Salon Cosmetics & Fragrance, Inc.(a)	29,552	4,671,876

		19,529,935

188	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.9%
Under Armour, Inc. – Class A(a)	27,131	$2,591,824

		50,546,348

Financials – 8.8%
Banks – 5.2%
First Republic Bank/CA	56,731	3,421,447
IBERIABANK Corp.	46,554	2,835,138
Signature Bank/New York NY(a)	31,951	4,265,139
SVB Financial Group(a)	33,066	4,135,895

		14,657,619

Capital Markets – 3.6%
Affiliated Managers Group, Inc.(a)	17,855	3,328,886
Lazard Ltd. – Class A	82,584	4,106,902
Stifel Financial Corp.(a)	55,879	2,603,962

		10,039,750

		24,697,369

Materials – 2.4%
Chemicals – 1.5%
PolyOne Corp.	125,195	4,065,082

Construction Materials – 0.9%
Martin Marietta Materials, Inc.	15,675	2,630,265

		6,695,347

Energy – 1.6%
Energy Equipment & Services – 0.9%
Oceaneering International, Inc.	56,310	2,467,504

Oil, Gas & Consumable Fuels – 0.7%
Concho Resources, Inc.(a)	19,374	2,095,492

		4,562,996

Consumer Staples – 0.4%
Food Products – 0.4%
Blue Buffalo Pet Products, Inc.(a)	37,683	962,801

Total Common Stocks (cost $209,844,596)		274,317,559

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $6,308,128)	6,308,128	6,308,128

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $216,152,724)		280,625,687

AB POOLING PORTFOLIOS •	189

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
Investment Companies – 2.8%
AB Exchange Reserves – Class I, 0.11%(c)(d) (cost $7,862,001)	7,862,001	$7,862,001

Total Investments – 103.1% (cost $224,014,725)		288,487,688
Other assets less liabilities – (3.1)%		(8,614,552)

Net Assets – 100.0%		$279,873,136

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

190	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 54.9%
Energy – 23.6%
Coal & Consumable Fuels – 0.1%
Cameco Corp.	24,968	$351,290
China Shenhua Energy Co., Ltd. – Class H	215,570	373,573
Coal India Ltd.	31,180	170,772
CONSOL Energy, Inc.(a)	14,564	221,810

		1,117,445

Integrated Oil & Gas – 16.0%
BG Group PLC	760,800	11,547,096
BP PLC	2,130,336	11,807,952
Chevron Corp.	223,268	18,082,475
China Petroleum & Chemical Corp. – Class H	2,326,000	1,559,684
Exxon Mobil Corp.	484,472	36,451,673
Galp Energia SGPS SA	106,230	1,120,855
Gazprom PAO (Sponsored ADR)(a)	87,300	394,596
Lukoil PJSC (London) (Sponsored ADR)(a)	69,780	2,694,206
Petroleo Brasileiro SA (ADR)(a)(b)	249,880	1,464,297
Petroleo Brasileiro SA (Sponsored ADR)(a)(b)	794,458	4,004,068
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	356,763	9,365,084
Royal Dutch Shell PLC – Class A	273,825	7,133,765
Royal Dutch Shell PLC – Class B	353,887	9,239,662
TOTAL SA	400,687	18,474,234

		133,339,647

Oil & Gas Equipment & Services – 0.3%
Aker Solutions ASA(c)	234,860	985,281
Deep Sea Supply PLC(a)	1,185,286	315,050
Helix Energy Solutions Group, Inc.(b)	62,480	434,236
Petroleum Geo-Services ASA(a)	141,370	641,626

		2,376,193

Oil & Gas Exploration & Production – 6.8%
Anadarko Petroleum Corp.	86,144	6,166,187
Apache Corp.	26,555	1,201,348
Cabot Oil & Gas Corp.	28,231	668,228
Canadian Natural Resources Ltd.	236,499	5,330,036
CNOOC Ltd.	3,775,800	4,732,836
Concho Resources, Inc.(b)	8,088	874,798
ConocoPhillips	147,372	7,243,334
Det Norske Oljeselskap ASA(a)(b)	286,004	1,707,146
Devon Energy Corp.	26,275	1,120,892
EOG Resources, Inc.	95,100	7,447,280
EQT Corp.	10,473	815,009
Hess Corp.	76,740	4,562,193
Inpex Corp.	154,900	1,570,095
Marathon Oil Corp.	44,530	769,924

AB POOLING PORTFOLIOS •	191

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Murphy Oil Corp.	66,450	$2,059,950
Noble Energy, Inc.	30,211	1,009,350
Occidental Petroleum Corp.	68,250	4,982,932
Pioneer Natural Resources Co.	10,175	1,252,136
SM Energy Co.	52,930	1,942,531
Whiting Petroleum Corp.(b)	14,070	271,973
Woodside Petroleum Ltd.	54,049	1,243,978

		56,972,156

Oil & Gas Refining & Marketing – 0.4%
JX Holdings, Inc.	333,100	1,288,909
Marathon Petroleum Corp.	15,140	716,273
Valero Energy Corp.	17,590	1,043,791

		3,048,973

		196,854,414

Equity: Other – 9.8%
Diversified/Specialty – 8.7%
Alexandria Real Estate Equities, Inc.	2,700	232,173
Ayala Land, Inc.	1,487,782	1,143,059
Azrieli Group	6,851	270,304
Bakrieland Development Tbk PT(b)	3,227,600	11,486
Beni Stabili SpA SIIQ	196,904	152,937
British Land Co. PLC (The)	289,043	3,603,939
Bumi Serpong Damai Tbk PT	1,450,000	165,669
CA Immobilien Anlagen AG(b)	56,901	1,059,616
Canadian Real Estate Investment Trust	2,725	84,923
CapitaLand Ltd.(a)	477,900	957,789
CBRE Group, Inc. – Class A(b)	17,840	571,237
Central Pattana PCL	266,100	334,063
Cheung Kong Property Holdings Ltd.(b)	87,500	616,297
Ciputra Development Tbk PT	2,094,400	129,374
ClubCorp Holdings, Inc.	28,264	636,223
Cofinimmo SA	9,645	1,012,799
Country Garden Holdings Co., Ltd.	1,426,000	499,459
CSR Ltd.	85,980	189,917
Dalian Wanda Commercial Properties Co., Ltd. – Class H(c)	71,500	440,978
Digital Realty Trust, Inc.	5,115	323,882
Duke Realty Corp.	54,860	990,771
East Japan Railway Co.	5,600	517,378
Emira Property Fund Ltd.	262,530	348,056
Evergrande Real Estate Group Ltd.(a)	1,079,750	721,544
Fastighets AB Balder – Class B(b)	17,367	303,635
Fibra Uno Administracion SA de CV	477,188	1,025,621
Folkestone Education Trust	136,750	205,487
Fonciere Des Regions	6,743	562,266
Forest City Enterprises, Inc. – Class A(b)	8,645	186,127

192	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fukuoka REIT Corp.(a)	113	$175,478
Gecina SA	6,450	814,065
Globe Trade Centre SA(b)	50,597	79,059
GPT Group (The)	422,787	1,351,174
Gramercy Property Trust, Inc.	57,032	1,260,977
Great Portland Estates PLC	64,788	817,148
Growthpoint Properties Ltd.	492,118	970,820
H&R Real Estate Investment Trust	10,347	162,409
Hemfosa Fastigheter AB	65,166	715,788
Henderson Land Development Co., Ltd.	192,920	1,192,047
Hufvudstaden AB – Class A	20,892	267,978
Hulic Co., Ltd.	66,350	609,079
Hung Poo Real Estate Development Corp.	25,000	14,981
IMMOFINANZ AG(b)	388,380	968,625
IOI Properties Group Bhd	387,700	169,080
Kaisa Group Holdings Ltd.(a)(b)(d)(e)	1,057,000	185,499
Kennedy Wilson Europe Real Estate PLC	55,079	1,000,702
Kiwi Property Group Ltd.	238,394	197,788
KLCCP Stapled Group	89,100	148,500
Land Securities Group PLC	148,203	2,830,952
Lend Lease Group	73,639	728,647
Leopalace21 Corp.(b)	47,700	231,876
Lippo Karawaci Tbk PT	3,779,100	288,181
Longfor Properties Co., Ltd.	286,950	348,704
Mah Sing Group Bhd	307,575	101,629
Mapletree Greater China Commercial Trust(c)	365,100	245,705
Merlin Properties Socimi SA(b)	204,948	2,376,406
Mitsubishi Estate Co., Ltd.	289,000	6,216,629
Mitsui Fudosan Co., Ltd.	222,000	6,151,294
New World China Land Ltd.	512,000	310,079
New World Development Co., Ltd.	1,466,000	1,488,245
Nomura Real Estate Holdings, Inc.	10,200	191,340
Oberoi Realty Ltd.	15,540	52,026
Orix JREIT, Inc.(a)	586	738,272
Pakuwon Jati Tbk PT	4,561,000	123,667
Pruksa Real Estate PCL	131,700	93,691
Quality Houses PCL	490,583	32,299
Redefine Properties Ltd.	820,082	710,606
Resilient Property Income Fund Ltd.	48,104	405,268
SA Corporate Real Estate Fund Nominees Pty Ltd.	422,900	162,652
SM Prime Holdings, Inc.	1,538,450	641,244
SP Setia Bhd Group	170,550	125,476
Spirit Realty Capital, Inc.	115,886	1,112,506
Sponda Oyj	45,324	182,308
Sumitomo Realty & Development Co., Ltd.	119,000	4,018,199
Summarecon Agung Tbk PT	2,134,900	245,752
Sun Hung Kai Properties Ltd.	429,663	5,446,346

AB POOLING PORTFOLIOS •	193

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sunac China Holdings Ltd.	355,400	$192,691
Suntec Real Estate Investment Trust	450,100	487,919
Supalai PCL	117,200	54,930
Swiss Prime Site AG (REG)(b)	11,941	937,401
Taiheiyo Cement Corp.	52,000	175,687
United Urban Investment Corp.	472	619,798
UOL Group Ltd.(a)	301,148	1,335,419
VEREIT, Inc.	68,275	555,759
Vornado Realty Trust	10,204	889,687
Wallenstam AB – Class B	37,238	283,889
West China Cement Ltd.(a)	6,216,000	1,006,348
WHA Corp. PCL(b)	678,000	65,445
Wharf Holdings Ltd. (The)	257,000	1,449,842
WP Carey, Inc.	3,322	190,915

		72,243,935

Health Care – 0.8%
Care Capital Properties, Inc.(b)	6,643	211,181
Chartwell Retirement Residences	54,350	481,697
HCP, Inc.	56,570	2,096,485
Health Care REIT, Inc.	23,680	1,500,128
LTC Properties, Inc.	24,140	984,671
Omega Healthcare Investors, Inc.	6,090	205,720
Ventas, Inc.	25,112	1,381,662

		6,861,544

Triple Net – 0.3%
National Retail Properties, Inc.	37,505	1,303,299
Realty Income Corp.(a)	26,728	1,194,474

		2,497,773

		81,603,252

Materials – 7.5%
Aluminum – 0.1%
Alcoa, Inc.	15,205	143,687
Norsk Hydro ASA	211,219	727,364

		871,051

Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	16,920	1,444,630
Westlake Chemical Corp.	20,410	1,127,244

		2,571,874

Diversified Chemicals – 0.3%
Arkema SA	24,196	1,704,447
Eastman Chemical Co.	11,050	800,683

		2,505,130

Diversified Metals & Mining – 3.1%
Anglo American PLC	16,191	181,435
Aurubis AG	22,710	1,503,487

194	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

BHP Billiton Ltd.	220,938	$4,047,075
BHP Billiton PLC	24,483	430,420
Boliden AB	91,840	1,511,707
First Quantum Minerals Ltd.(a)	125,670	655,288
Freeport-McMoRan, Inc.	73,560	782,678
Glencore PLC(b)	1,682,257	3,797,295
Korea Zinc Co., Ltd.	4,270	1,857,527
Lundin Mining Corp.(b)	253,660	861,858
MMC Norilsk Nickel PJSC (ADR)(a)	169,320	2,679,617
Rio Tinto Ltd.	5,129	183,944
Rio Tinto PLC	181,160	6,614,265
South32 Ltd.(b)	339,000	365,930

		25,472,526

Fertilizers & Agricultural Chemicals – 1.3%
CF Industries Holdings, Inc.	45,291	2,598,798
Monsanto Co.	41,119	4,015,271
Mosaic Co. (The)	14,534	593,423
Potash Corp. of Saskatchewan, Inc.	36,428	948,634
Syngenta AG (REG)	4,080	1,367,863
UPL Ltd.	208,160	1,579,151

		11,103,140

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	3,026	117,834

Gold – 1.0%
Agnico Eagle Mines Ltd.(a)	84,805	2,076,936
Barrick Gold Corp.	48,971	340,593
Franco-Nevada Corp.	6,561	284,264
Goldcorp, Inc.	206,617	2,866,190
Koza Altin Isletmeleri AS	91,170	765,614
Newcrest Mining Ltd.(b)	33,565	267,817
Newmont Mining Corp.	22,268	380,115
Randgold Resources Ltd.	23,802	1,439,439
Real Gold Mining Ltd.(b)(d)(e)	686,500	– 0	–^

		8,420,968

Paper Packaging – 0.2%
Smurfit Kappa Group PLC	49,420	1,436,892

Paper Products – 0.3%
International Paper Co.	17,625	760,343
Mondi PLC	51,638	1,160,498
Stora Enso Oyj – Class R	24,188	214,608
UPM-Kymmene Oyj	23,454	389,869

		2,525,318

AB POOLING PORTFOLIOS •	195

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Precious Metals & Minerals – 0.1%
Fresnillo PLC	9,290	$88,046
Industrias Penoles SAB de CV	5,875	83,777
Silver Wheaton Corp.	83,690	1,026,087

		1,197,910

Specialty Chemicals – 0.1%
Johnson Matthey PLC	18,980	782,330

Steel – 0.7%
ArcelorMittal (Euronext Amsterdam)	11,619	90,736
JFE Holdings, Inc.	5,900	91,367
Nippon Steel & Sumitomo Metal Corp.	89,920	184,392
Novolipetsk Steel OJSC (GDR)(c)	104,480	1,244,452
Nucor Corp.	3,705	160,390
POSCO	810	130,427
Severstal PAO (GDR)(c)	83,130	885,335
ThyssenKrupp AG	4,262	92,129
Vale SA (Preference Shares)	21,990	85,798
Vale SA (Sponsored ADR) (Local Preference Shares)	486,490	1,887,581
voestalpine AG	22,630	825,057

		5,677,664

		62,682,637

Retail – 5.1%
Regional Mall – 1.5%
BR Malls Participacoes SA	85,310	263,459
CapitaLand Mall Trust	488,400	663,539
General Growth Properties, Inc.	33,325	845,788
Macerich Co. (The)	5,969	454,719
Multiplan Empreendimentos Imobiliarios SA	25,050	284,438
Pennsylvania Real Estate Investment Trust	56,910	1,129,094
Simon Property Group, Inc.	31,486	5,646,069
Taubman Centers, Inc.	2,336	161,161
Westfield Corp.	388,613	2,691,062

		12,139,329

Shopping Center/Other Retail – 3.6%
Capital & Counties Properties PLC	136,885	924,489
CapitaMalls Malaysia Trust	215,100	68,115
Citycon Oyj(b)	73,772	185,200
DDR Corp.	59,269	906,223
Federal Realty Investment Trust	2,595	334,963
Federation Centres	926,180	1,861,857
Fibra Shop Portafolios Inmobiliarios SAPI de CV	462,864	454,338
Hammerson PLC	195,745	1,871,730
Hyprop Investments Ltd.	78,785	736,744

196	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IGB Real Estate Investment Trust	327,600	$102,180
Iguatemi Empresa de Shopping Centers SA	11,700	66,458
Intu Properties PLC	172,930	849,620
Japan Retail Fund Investment Corp.(a)	695	1,277,600
JB Hi-Fi Ltd.(a)	33,720	455,558
Kimco Realty Corp.	15,534	358,059
Kite Realty Group Trust	39,600	930,996
Klepierre	54,868	2,414,685
Link REIT	499,378	2,651,238
Mercialys SA	32,170	724,356
Ramco-Gershenson Properties Trust	57,554	892,087
Regency Centers Corp.	3,524	209,008
Renhe Commercial Holdings Co., Ltd.(a)(b)	3,130,000	177,816
Retail Opportunity Investments Corp.	60,829	969,006
RioCan Real Estate Investment Trust (Toronto)	11,984	221,444
Scentre Group	1,403,967	3,802,944
Smart Real Estate Investment Trust	4,188	93,176
Unibail-Rodamco SE	22,864	5,935,989
Vastned Retail NV	13,948	635,679

		30,111,558

		42,250,887

Residential – 4.0%
Multi-Family – 3.5%
Advance Residence Investment Corp.	241	500,359
Apartment Investment & Management Co. – Class A	5,906	212,793
AvalonBay Communities, Inc.	12,858	2,122,341
Boardwalk Real Estate Investment Trust	1,501	62,215
BUWOG AG(a)(b)	9,570	201,823
Camden Property Trust	3,265	235,178
Canadian Apartment Properties REIT	4,460	94,922
China Overseas Land & Investment Ltd.	758,650	2,222,098
China Resources Land Ltd.	980,966	2,474,975
China Vanke Co., Ltd. – Class H(a)	821,775	1,871,136
CIFI Holdings Group Co., Ltd.	2,114,000	391,935
Corp. GEO SAB de CV Series B(b)(d)(e)	108,590	– 0	–^
Cyrela Brazil Realty SA Empreendimentos e Participacoes	52,720	122,109
Desarrolladora Homex SAB de CV(a)(b)(d)(e)	1,300	31
Deutsche Annington Immobilien SE	97,974	3,211,225
Deutsche Wohnen AG	63,801	1,678,802
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	830,383	711,499
Equity LifeStyle Properties, Inc.	2,886	160,923
Equity Residential	23,798	1,695,608
Essex Property Trust, Inc.	8,190	1,757,738

AB POOLING PORTFOLIOS •	197

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ichigo Real Estate Investment Corp.	510	$355,514
Japan Rental Housing Investments, Inc.	414	264,731
KWG Property Holding Ltd.	882,500	558,521
Land & Houses PCL	692,300	150,611
LEG Immobilien AG(b)	10,768	807,245
LPN Development PCL	113,600	49,476
Mid-America Apartment Communities, Inc.	18,174	1,428,295
MRV Engenharia e Participacoes SA	56,300	98,888
Shenzhen Investment Ltd.	582,000	208,054
Shimao Property Holdings Ltd.	246,000	344,286
Sino-Ocean Land Holdings Ltd.	727,350	375,585
Stockland	757,187	2,103,807
Sun Communities, Inc.	12,171	793,671
UDR, Inc.	9,787	316,120
UNITE Group PLC (The)	42,130	416,434
Urbi Desarrollos Urbanos SAB de CV(a)(b)(d)(e)	52,560	– 0	–
Wing Tai Holdings Ltd.	634,000	739,920
Yuexiu Property Co., Ltd.	1,238,000	195,592

		28,934,460

Self Storage – 0.5%
CubeSmart	43,510	1,100,368
Extra Space Storage, Inc.	19,404	1,425,806
National Storage Affiliates Trust	54,771	708,737
Public Storage	5,481	1,103,161
Safestore Holdings PLC	94,810	424,427

		4,762,499

		33,696,959

Office – 2.1%
Office – 2.1%
Allied Properties Real Estate Investment Trust	24,205	641,370
alstria office REIT-AG(a)(b)	52,065	696,807
Ascendas India Trust	136,400	85,713
Befimmo SA	3,170	195,610
Boston Properties, Inc.	9,191	1,042,075
Castellum AB	30,897	437,252
Cominar Real Estate Investment Trust	6,257	77,190
Cousins Properties, Inc.	62,390	572,116
Derwent London PLC	18,766	1,030,821
Dream Office Real Estate Investment Trust	33,270	537,641
Entra ASA(c)	61,950	521,696
Fabege AB	76,109	1,075,751
Highwoods Properties, Inc.	17,210	652,947
Hongkong Land Holdings Ltd.	353,500	2,449,221
Hudson Pacific Properties, Inc.	19,170	544,236
Inmobiliaria Colonial SA(b)	315,792	221,327

198	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Investa Office Fund	121,280	$331,594
Japan Prime Realty Investment Corp.	111	358,809
Japan Real Estate Investment Corp.	236	989,278
Kenedix Office Investment Corp. – Class A	158	702,622
Kilroy Realty Corp.	5,868	380,598
Liberty Property Trust	18,039	554,519
Nippon Building Fund, Inc.	256	1,075,546
Norwegian Property ASA(b)	46,499	55,030
PSP Swiss Property AG (REG)(b)	7,492	648,956
SL Green Realty Corp.	3,764	389,612
Tokyo Tatemono Co., Ltd.	38,800	487,391
Workspace Group PLC	34,180	469,910

		17,225,638

Industrials – 1.2%
Industrial Warehouse Distribution – 0.9%
Ascendas Real Estate Investment Trust	370,600	584,890
DCT Industrial Trust, Inc.	25,630	822,979
Global Logistic Properties Ltd.	574,800	904,970
GLP J-Reit(a)	317	296,782
Granite Real Estate Investment Trust	27,959	789,842
Japan Logistics Fund, Inc.	125	225,653
Mapletree Industrial Trust	197,300	214,793
Mapletree Logistics Trust	556,012	385,968
Mexico Real Estate Management SA de CV(b)	431,300	588,567
Nippon Prologis REIT, Inc.	131	237,124
PLA Administradora Industrial S de RL de CV(b)	185,450	350,749
Prologis, Inc.	19,804	752,552
Segro PLC	139,725	890,679
Warehouses De Pauw CVA	7,920	633,244

		7,678,792

Mixed Office Industrial – 0.3%
BR Properties SA	36,820	102,541
Goodman Group	484,823	2,095,362
Green REIT PLC	124,390	209,501
Kungsleden AB	34,286	229,180

		2,636,584

		10,315,376

Lodging – 0.7%
Lodging – 0.7%
Ashford Hospitality Trust, Inc.	59,718	462,217
Host Hotels & Resorts, Inc.	28,573	506,599
Japan Hotel REIT Investment Corp.	609	375,418
Pebblebrook Hotel Trust	30,350	1,155,121
RLJ Lodging Trust	44,050	1,213,137

AB POOLING PORTFOLIOS •	199

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc.	5,490	$392,370
Summit Hotel Properties, Inc.	71,900	872,147
Wyndham Worldwide Corp.	13,780	1,053,895

		6,030,904

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	64,221	2,889,302
Bunge Ltd.	6,384	462,521

		3,351,823

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	22,360	945,381

		4,297,204

Mortgage – 0.2%
Mortgage – 0.2%
Blackstone Mortgage Trust, Inc. – Class A	15,230	421,719
Concentradora Hipotecaria SAPI de CV	248,000	400,772
First American Financial Corp.	13,040	506,734

		1,329,225

Financial: Other – 0.1%
Financial: Other – 0.1%
DLF Ltd.	84,276	140,254
HFF, Inc. – Class A	10,280	373,472

		513,726

Transportation – 0.1%
Airport Services – 0.1%
Kobenhavns Lufthavne	924	496,358

Real Estate – 0.0%
Developers – 0.0%
Daelim Industrial Co., Ltd.	3,780	214,861

Total Common Stocks (cost $540,107,623)		457,511,441

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 26.2%
United States – 26.2%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(f)(g)	214,053	211,998,793
0.625%, 7/15/21 (TIPS)	5,863	5,956,851

Total Inflation-Linked Securities (cost $221,358,237)		217,955,644

200	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 5.3%
Funds and Investment Trusts – 5.3%
iShares US Real Estate ETF(a)	38,220	$2,693,746
SPDR S&P Dividend ETF(a)	336,100	24,757,126
Vanguard Dividend Appreciation ETF(a)	216,100	16,330,677

Total Investment Companies (cost $45,491,463)		43,781,549

WARRANTS – 0.1%
Equity: Other – 0.1%
Diversified/Specialty – 0.1%
Eastern & Oriental Bhd, expiring 7/21/19(b)	17,110	835
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b)	419,279	770,545

Total Warrants (cost $552,297)		771,380

SHORT-TERM INVESTMENTS – 12.4%
Investment Companies – 12.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(h)(i) (cost $103,524,528)	103,524,528	103,524,528

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $911,034,148)		823,544,542

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%
Investment Companies – 3.2%
AB Exchange Reserves – Class I, 0.11%(h)(i) (cost $26,857,470)	26,857,470	26,857,470

Total Investments – 102.1% (cost $937,891,618)		850,402,012
Other assets less liabilities – (2.1)%		(17,575,380)

Net Assets – 100.0%		$832,826,632

AB POOLING PORTFOLIOS •	201

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Coffee ‘C’ Futures	44	December 2015	$2,101,414	$2,050,950	$(50,464)
Gold 100 OZ Futures	92	December 2015	10,076,986	10,419,000	342,014
Lean Hogs Futures	91	October 2015	2,292,534	2,476,110	183,576
LME Lead Futures	20	September 2015	894,936	864,750	(30,186)
LME Nickel Futures	44	September 2015	3,204,615	2,650,032	(554,583)
LME Nickel Futures	44	October 2015	2,680,922	2,653,200	(27,722)
LME PRI Aluminum Futures	50	September 2015	1,993,903	1,994,375	472
LME Zinc Futures	7	September 2015	357,809	316,706	(41,103)
LME Zinc Futures	7	October 2015	320,269	316,750	(3,519)
Palladium Futures	44	December 2015	2,632,415	2,649,900	17,485
Platinum Futures	83	October 2015	4,568,537	4,193,575	(374,962)
Soybean Futures	31	November 2015	1,405,554	1,375,625	(29,929)
Sugar 11 (World) Futures	467	October 2015	6,337,792	5,591,298	(746,494)
WTI Crude Futures	301	November 2017	23,904,355	17,774,050	(6,130,305)
WTI Crude Futures	569	November 2018	45,113,635	34,845,560	(10,268,075)
WTI Crude Futures	278	November 2019	19,355,366	17,494,540	(1,860,826)

Sold Contracts
Coff Robusta Futures	126	November 2015	2,168,582	2,029,860	138,722
Cotton No. 2 Futures	22	December 2015	712,561	693,000	19,561
KC HRW Wheat (CBT) Futures	60	December 2015	1,485,054	1,463,250	21,804
Live Cattle Futures	38	October 2015	2,274,303	2,176,640	97,663
LME Lead Futures	20	September 2015	858,197	864,750	(6,553)
LME Nickel Futures	44	September 2015	2,677,353	2,650,032	27,321
LME PRI Aluminum Futures	50	September 2015	2,120,628	1,994,375	126,253
LME PRI Aluminum Futures	123	October 2015	4,923,440	4,965,356	(41,916)
LME Zinc Futures	7	September 2015	320,231	316,706	3,525

					$(19,188,241)

202	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America	USD	36,428	NOK	282,717	9/17/15	$(2,261,905)
Barclays Bank PLC	INR	83,602	USD	1,287	9/16/15	30,296
Barclays Bank PLC	EUR	70,553	USD	79,891	9/17/15	703,221
Barclays Bank PLC	JPY	3,196,341	USD	26,069	9/17/15	(301,328)
Barclays Bank PLC	USD	3,254	CHF	3,013	9/17/15	(135,213)
Barclays Bank PLC	USD	1,507	IDR	20,453,303	9/17/15	(64,262)
BNP Paribas SA	USD	4,258	HKD	33,011	9/17/15	1,610
Citibank	USD	1,956	RUB	112,835	9/10/15	(202,793)
Citibank	USD	5,869	EUR	5,150	9/17/15	(88,638)
Credit Suisse International	NOK	293,125	USD	35,904	9/17/15	480,164
Deutsche Bank AG	AUD	7,288	USD	5,345	12/15/15	185,631
Goldman Sachs Bank USA	BRL	10,288	USD	2,821	9/02/15	(15,597)
Goldman Sachs Bank USA	USD	2,877	BRL	10,288	9/02/15	(39,778)
Goldman Sachs Bank USA	RUB	112,835	USD	1,713	9/10/15	(39,498)
Goldman Sachs Bank USA	CAD	23,967	USD	18,888	9/17/15	671,646
Goldman Sachs Bank USA	USD	5,201	CNY	32,004	9/17/15	(206,448)
Goldman Sachs Bank USA	USD	2,560	JPY	306,820	9/17/15	(28,841)
Goldman Sachs Bank USA	USD	4,029	ZAR	50,519	9/17/15	(228,961)
HSBC Bank USA	SGD	2,830	USD	2,015	9/17/15	10,383
HSBC Bank USA	SGD	481	USD	341	12/15/15	1,788
Morgan Stanley & Co., Inc.	USD	1,717	BRL	6,164	9/17/15	(26,226)
Morgan Stanley & Co., Inc.	USD	11,872	JPY	1,473,247	9/17/15	282,626
Morgan Stanley & Co., Inc.	GBP	1,611	USD	2,470	12/15/15	(832)
Northern Trust Company	EUR	1,990	USD	2,238	12/15/15	615
Royal Bank of Scotland PLC	BRL	10,288	USD	3,163	9/02/15	325,939
Royal Bank of Scotland PLC	USD	2,821	BRL	10,288	9/02/15	15,597
Royal Bank of Scotland PLC	AUD	8,438	USD	6,505	9/17/15	505,051
Royal Bank of Scotland PLC	CNY	32,004	USD	4,903	9/17/15	(90,916)
Royal Bank of Scotland PLC	USD	10,215	CAD	13,354	9/17/15	(64,825)
Royal Bank of Scotland PLC	USD	504	MYR	1,893	9/17/15	(50,319)
Royal Bank of Scotland PLC	USD	2,106	SGD	2,830	9/17/15	(101,364)
Royal Bank of Scotland PLC	CNY	108,774	USD	16,574	12/15/15	(162,606)
Royal Bank of Scotland PLC	NOK	30,549	USD	3,703	12/15/15	15,461
Royal Bank of Scotland PLC	NZD	26,579	USD	17,410	12/15/15	689,002
Royal Bank of Scotland PLC	RUB	516,754	USD	7,590	12/15/15	(182,957)
Standard Chartered Bank	CAD	13,887	USD	11,296	9/17/15	740,719
State Street Bank & Trust Co.	EUR	1,314	USD	1,489	9/17/15	14,541
State Street Bank & Trust Co.	JPY	52,947	USD	432	9/17/15	(4,781)
State Street Bank & Trust Co.	USD	40,126	EUR	35,891	9/17/15	157,982
State Street Bank & Trust Co.	USD	5,095	EUR	4,464	9/17/15	(84,795)
State Street Bank & Trust Co.	USD	12,733	GBP	8,141	9/17/15	(241,526)
State Street Bank & Trust Co.	USD	67	SEK	551	9/17/15	(1,761)
UBS AG	BRL	14,375	USD	4,482	9/17/15	539,768
UBS AG	GBP	20,851	USD	32,375	9/17/15	381,905
UBS AG	HKD	25,515	USD	3,290	9/17/15	(2,568)
UBS AG	USD	4,439	GBP	2,807	9/17/15	(131,889)

						$993,318

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Market Vectors Gold(j)	4,100,180	$13.00	September 2015	$2,848,805	$(1,406,579)
United States Oil Fund(j)	5,895,640	10.50	September 2015	235,826	(19,898)
United States Oil Fund LP(k)	58,956	10.50	September 2015	233,301	(147,390)

				$3,317,932	$(1,573,867)

AB POOLING PORTFOLIOS •	203

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$10,150	3/25/25	2.205%	CPI	#	$11,526
Deutsche Bank AG	59,114	3/25/25	2.205%	CPI	#	67,126
Deutsche Bank AG	70,937	3/25/25	2.205%	CPI	#	80,551
Deutsche Bank AG	28,794	3/26/25	2.195%	CPI	#	45,936
Deutsche Bank AG	57,586	3/26/25	2.170%	CPI	#	156,337
Deutsche Bank AG	102,000	7/30/25	2.278%	CPI	#	(97,323)
JPMorgan Chase Bank, NA	116,340	3/30/25	2.170%	CPI	#	327,179
JPMorgan Chase Bank, NA	116,340	4/01/25	2.170%	CPI	#	323,919

						$915,251

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Bloomberg Commodity Index 2 Months Forwards	190,126	0.11%	$37,086	9/15/15	$448,291
JPMorgan Chase Bank, NA
Bloomberg Commodity Index 2 Months Forwards	1,155,897	0.11%	225,468	9/15/15	2,725,443
Bloomberg Commodity Index 2 Months Forwards	50,727	0.11%	9,895	9/15/15	119,680

Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
United States Oil Fund LP	1,266,231	LIBOR Minus 1.78%	22,295	10/15/15	2,125,377
United States Oil Fund LP	1,225,720	LIBOR Minus 1.78%	15,591	10/15/15	(3,885,532)

					$1,533,259

^	Less than $0.50

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $4,323,447 or 0.5% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

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AB Multi-Asset Real Return Portfolio—Portfolio of Investments

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

(k)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

WTI – West Texas Intermediate

See notes to financial statements.

AB POOLING PORTFOLIOS •	205

AB Multi-Asset Real Return Portfolio—Portfolio of Investments

AB VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.4%
Financials – 11.4%
Banks – 5.7%
Aozora Bank Ltd.	30,000	$109,523
Australia & New Zealand Banking Group Ltd.	73,579	1,463,406
Banca Monte dei Paschi di Siena SpA(a)	67,580	141,596
Banco Bilbao Vizcaya Argentaria SA	167,958	1,553,744
Banco Comercial Portugues SA(a)(b)	1,009,163	71,213
Banco de Sabadell SA(b)	130,008	275,447
Banco Espirito Santo SA (REG)(a)(c)(d)	54,936	– 0	–^
Banco Popolare SC(a)	9,614	164,796
Banco Popular Espanol SA	45,119	192,126
Banco Santander SA	382,164	2,332,952
Bank Hapoalim BM	28,188	142,965
Bank Leumi Le-Israel BM(a)	37,238	135,679
Bank of America Corp.	292,802	4,784,385
Bank of East Asia Ltd. (The)	31,200	107,780
Bank of Ireland(a)	727,800	288,772
Bank of Kyoto Ltd. (The)	9,000	97,577
Bank of Queensland Ltd.	9,550	86,105
Bank of Yokohama Ltd. (The)	30,000	183,188
Bankia SA	119,352	143,471
Bankinter SA	17,836	133,634
Barclays PLC	438,987	1,744,450
BB&T Corp.	20,000	738,400
Bendigo & Adelaide Bank Ltd.	11,979	93,446
BNP Paribas SA	28,178	1,774,949
BOC Hong Kong Holdings Ltd.	98,000	331,160
CaixaBank SA	60,810	261,713
Chiba Bank Ltd. (The)	18,000	131,051
Chugoku Bank Ltd. (The)	4,000	59,166
Citigroup, Inc.	84,399	4,513,658
Comerica, Inc.	4,950	217,800
Commerzbank AG(a)(b)	28,317	316,343
Commonwealth Bank of Australia	45,006	2,404,504
Credit Agricole SA	27,265	368,589
Danske Bank A/S	18,782	580,888
DBS Group Holdings Ltd.	46,000	579,799
DNB ASA	25,942	369,317
Erste Group Bank AG(a)	7,416	219,454
Fifth Third Bancorp	22,650	451,188
Fukuoka Financial Group, Inc.	20,000	99,084
Gunma Bank Ltd. (The)	10,000	66,650
Hachijuni Bank Ltd. (The)	10,000	68,907
Hang Seng Bank Ltd.	20,300	361,329
Hiroshima Bank Ltd. (The)	13,000	73,255
Hokuhoku Financial Group, Inc.	32,000	72,156

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AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HSBC Holdings PLC	511,267	$4,040,883
Huntington Bancshares, Inc./OH	22,500	245,475
ING Groep NV	102,638	1,572,664
Intesa Sanpaolo SpA	337,224	1,226,942
Intesa Sanpaolo SpA – RSP	24,805	81,874
Iyo Bank Ltd. (The)	6,000	67,072
Joyo Bank Ltd. (The)	16,000	85,460
JPMorgan Chase & Co.	103,750	6,650,375
KBC Groep NV	6,723	444,270
KeyCorp	23,750	326,325
Lloyds Banking Group PLC	1,518,919	1,790,315
M&T Bank Corp.	3,750	443,400
Mitsubishi UFJ Financial Group, Inc.	339,200	2,237,424
Mizrahi Tefahot Bank Ltd.	3,655	42,502
Mizuho Financial Group, Inc.(b)	618,400	1,266,463
National Australia Bank Ltd.	69,557	1,542,322
Natixis SA	24,606	156,250
Nordea Bank AB	80,801	954,081
Oversea-Chinese Banking Corp., Ltd.	79,000	500,270
People’s United Financial, Inc.	8,550	132,525
PNC Financial Services Group, Inc. (The)	14,500	1,321,240
Raiffeisen Bank International AG(a)	3,111	41,747
Regions Financial Corp.	37,300	357,707
Resona Holdings, Inc.	58,700	295,866
Royal Bank of Scotland Group PLC(a)	66,895	345,642
Seven Bank Ltd.(b)	15,841	67,307
Shinsei Bank Ltd.(b)	47,000	101,310
Shizuoka Bank Ltd. (The)(b)	14,000	147,324
Skandinaviska Enskilda Banken AB – Class A	40,323	468,557
Societe Generale SA	19,293	937,413
Standard Chartered PLC	65,777	766,333
Sumitomo Mitsui Financial Group, Inc.	33,900	1,383,678
Sumitomo Mitsui Trust Holdings, Inc.(b)	88,000	363,254
SunTrust Banks, Inc.	14,550	587,383
Suruga Bank Ltd.	5,152	98,409
Svenska Handelsbanken AB – Class A	39,750	592,908
Swedbank AB – Class A	24,040	548,381
UniCredit SpA	127,274	830,140
Unione di Banche Italiane SCpA	23,987	186,681
United Overseas Bank Ltd.	34,000	467,453
US Bancorp	49,550	2,098,442
Wells Fargo & Co.	130,550	6,962,231
Westpac Banking Corp.	83,002	1,843,091
Yamaguchi Financial Group, Inc.	5,000	61,577
Zions Bancorporation	5,600	162,400

		73,148,981

AB POOLING PORTFOLIOS •	207

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.4%
3i Group PLC	25,868	$193,644
Aberdeen Asset Management PLC	24,311	118,006
Affiliated Managers Group, Inc.(a)	1,587	295,880
Ameriprise Financial, Inc.	5,100	574,617
Bank of New York Mellon Corp. (The)	31,000	1,233,800
BlackRock, Inc. – Class A	3,590	1,085,867
Charles Schwab Corp. (The)	32,100	975,198
Credit Suisse Group AG (REG)(a)	40,631	1,093,684
Daiwa Securities Group, Inc.	44,000	304,136
Deutsche Bank AG (REG)	36,691	1,078,036
E*TRADE Financial Corp.(a)	7,950	209,006
Franklin Resources, Inc.	10,850	440,293
Goldman Sachs Group, Inc. (The)	11,300	2,131,180
Hargreaves Lansdown PLC	6,940	118,785
ICAP PLC	14,678	101,442
Invesco Ltd.	11,850	404,204
Investec PLC	14,543	118,310
Julius Baer Group Ltd.(a)	5,941	288,763
Legg Mason, Inc.	2,700	119,691
Macquarie Group Ltd.	7,766	419,169
Mediobanca SpA	14,934	149,281
Morgan Stanley	42,850	1,476,183
Nomura Holdings, Inc.(b)	96,600	605,992
Northern Trust Corp.	6,050	422,532
Partners Group Holding AG	427	137,717
Platinum Asset Management Ltd.	6,174	29,729
SBI Holdings, Inc./Japan	5,675	68,722
Schroders PLC	3,300	142,428
State Street Corp.	11,450	823,484
T Rowe Price Group, Inc.	7,250	521,130
UBS Group AG	97,147	2,009,547

		17,690,456

Consumer Finance – 0.3%
Acom Co., Ltd.(a)(b)	10,610	47,802
AEON Financial Service Co., Ltd.(b)	2,800	63,404
American Express Co.	24,400	1,871,968
Capital One Financial Corp.	15,385	1,196,184
Credit Saison Co., Ltd.	3,900	77,929
Discover Financial Services	12,450	668,938
Navient Corp.	11,100	141,969

		4,068,194

Diversified Financial Services – 1.1%
ASX Ltd.	5,139	144,139
Berkshire Hathaway, Inc. – Class B(a)	50,800	6,809,232
CME Group, Inc./IL – Class A	8,850	835,794
Deutsche Boerse AG	5,187	463,348

208	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurazeo SA	1,125	$73,023
EXOR SpA	2,615	120,006
First Pacific Co., Ltd./Hong Kong	57,900	37,563
Groupe Bruxelles Lambert SA	2,142	166,019
Hong Kong Exchanges and Clearing Ltd.	29,600	696,107
Industrivarden AB – Class C	4,334	78,811
Intercontinental Exchange, Inc.	3,145	718,349
Investment AB Kinnevik – Class B	6,249	176,337
Investor AB – Class B	12,091	434,637
Japan Exchange Group, Inc.	7,303	226,614
Leucadia National Corp.	8,750	187,775
London Stock Exchange Group PLC	8,307	318,388
McGraw Hill Financial, Inc.	7,600	737,124
Mitsubishi UFJ Lease & Finance Co., Ltd.	13,100	63,082
Moody’s Corp.	4,950	506,435
NASDAQ OMX Group, Inc. (The)	3,250	166,368
ORIX Corp.	35,210	471,935
Pargesa Holding SA	820	50,259
Singapore Exchange Ltd.	21,000	108,140
Wendel SA	763	97,792

		13,687,277

Insurance – 2.5%
ACE Ltd.	9,100	929,656
Admiral Group PLC	5,560	131,597
Aegon NV	48,093	296,216
Aflac, Inc.	12,150	711,990
Ageas	5,531	225,795
AIA Group Ltd.	320,400	1,768,174
Allianz SE (REG)	12,157	1,937,009
Allstate Corp. (The)	11,600	676,048
American International Group, Inc.	38,140	2,301,368
AMP Ltd.	78,680	332,813
Aon PLC	7,800	728,832
Assicurazioni Generali SpA	30,996	566,896
Assurant, Inc.	1,900	141,265
Aviva PLC	106,452	783,762
AXA SA	51,975	1,309,199
Baloise Holding AG (REG)	1,331	162,780
Chubb Corp. (The)	6,400	773,184
Cincinnati Financial Corp.	4,050	211,936
CNP Assurances	4,557	70,274
Dai-ichi Life Insurance Co., Ltd. (The)	28,657	520,675
Delta Lloyd NV	5,833	61,934
Direct Line Insurance Group PLC	36,576	197,152
Genworth Financial, Inc. – Class A(a)	13,800	71,484
Gjensidige Forsikring ASA	5,309	78,617
Hannover Rueck SE (REG)	1,601	162,486

AB POOLING PORTFOLIOS •	209

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hartford Financial Services Group, Inc. (The)	11,650	$535,317
Insurance Australia Group Ltd.	61,247	220,797
Legal & General Group PLC	157,078	604,313
Lincoln National Corp.	7,100	360,609
Loews Corp.	8,250	300,712
Mapfre SA	28,672	84,175
Marsh & McLennan Cos., Inc.	15,000	805,950
Medibank Pvt Ltd.(a)	73,152	121,297
MetLife, Inc.	31,050	1,555,605
MS&AD Insurance Group Holdings, Inc.	13,500	424,429
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	4,603	844,338
NN Group NV	5,130	156,574
Old Mutual PLC	131,038	398,794
Principal Financial Group, Inc.	7,600	382,660
Progressive Corp. (The)	14,900	446,404
Prudential Financial, Inc.	12,600	1,016,820
Prudential PLC	68,311	1,474,311
QBE Insurance Group Ltd.	36,309	340,960
RSA Insurance Group PLC	27,018	210,906
Sampo Oyj – Class A	11,972	576,747
SCOR SE	4,077	143,502
Sompo Japan Nipponkoa Holdings, Inc.	9,000	297,249
Sony Financial Holdings, Inc.(b)	4,629	86,578
Standard Life PLC	51,619	326,680
Suncorp Group Ltd.	34,153	311,662
Swiss Life Holding AG(a)	873	204,320
Swiss Re AG	9,405	806,278
T&D Holdings, Inc.	15,400	206,738
Tokio Marine Holdings, Inc.	18,411	737,010
Torchmark Corp.	3,475	203,148
Travelers Cos., Inc. (The)	8,900	885,995
Tryg A/S	3,176	62,348
UnipolSai SpA	21,187	48,533
Unum Group	6,950	233,103
XL Group PLC	8,400	313,236
Zurich Insurance Group AG(a)	3,982	1,093,311

		31,972,551

Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	11,720	1,080,467
Crown Castle International Corp.	9,330	778,029
Equinix, Inc.	1,630	439,725
Iron Mountain, Inc.	5,180	146,801
Plum Creek Timber Co., Inc.	4,850	186,676
Weyerhaeuser Co.	14,550	406,527

		3,038,225

210	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	7,690	$246,234
Cheung Kong Property Holdings Ltd.(a)	75,304	530,395
City Developments Ltd.	10,000	62,349
Daito Trust Construction Co., Ltd.(b)	2,000	218,471
Daiwa House Industry Co., Ltd.	16,000	392,262
Lend Lease Group	14,543	143,901
Swire Pacific Ltd. – Class A	15,500	170,526
Tokyu Fudosan Holdings Corp.	13,637	93,699
Wheelock & Co., Ltd.	24,000	109,419

		1,967,256

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	13,400	124,620

		145,697,560

Health Care – 8.9%
Biotechnology – 1.3%
Actelion Ltd. (REG)(a)	2,759	374,577
Alexion Pharmaceuticals, Inc.(a)	5,690	979,761
Amgen, Inc.	21,100	3,202,558
Baxalta, Inc.(a)	15,050	529,007
Biogen, Inc.(a)	6,550	1,947,315
Celgene Corp.(a)	22,250	2,627,280
CSL Ltd.	12,628	823,037
Gilead Sciences, Inc.	41,500	4,360,405
Grifols SA	3,959	161,328
Regeneron Pharmaceuticals, Inc.(a)	2,100	1,078,350
Vertex Pharmaceuticals, Inc.(a)	6,705	855,022

		16,938,640

Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	42,000	1,902,180
Baxter International, Inc.	15,050	578,672
Becton Dickinson and Co.	5,878	828,916
Boston Scientific Corp.(a)	37,000	619,380
Cochlear Ltd.	1,515	91,398
Coloplast A/S – Class B	2,950	200,578
CR Bard, Inc.	2,100	406,959
DENTSPLY International, Inc.	3,850	201,778
Edwards Lifesciences Corp.(a)	3,000	422,640
Elekta AB – Class B(b)	9,784	60,616
Essilor International SA	5,456	649,494
Getinge AB – Class B	5,313	117,850
Hoya Corp.	11,400	444,775
Intuitive Surgical, Inc.(a)	1,030	526,278
Medtronic PLC	39,631	2,864,925
Olympus Corp.(b)	6,900	250,687

AB POOLING PORTFOLIOS •	211

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Smith & Nephew PLC	23,727	$422,346
Sonova Holding AG (REG)	1,461	189,770
St Jude Medical, Inc.	7,800	552,318
Stryker Corp.	8,350	823,727
Sysmex Corp.	3,900	235,425
Terumo Corp.	8,100	220,929
Varian Medical Systems, Inc.(a)	2,800	227,500
William Demant Holding A/S(a)	679	55,360
Zimmer Biomet Holdings, Inc.	4,700	486,732

		13,381,233

Health Care Providers & Services – 1.2%
Aetna, Inc.	9,759	1,117,601
Alfresa Holdings Corp.	4,700	85,803
AmerisourceBergen Corp. – Class A	5,800	580,232
Anthem, Inc.	7,450	1,050,822
Cardinal Health, Inc.	9,150	752,770
Cigna Corp.	7,200	1,013,688
DaVita HealthCare Partners, Inc.(a)	4,800	363,072
Express Scripts Holding Co.(a)	20,183	1,687,299
Fresenius Medical Care AG & Co. KGaA	5,803	441,991
Fresenius SE & Co. KGaA	10,105	712,878
HCA Holdings, Inc.(a)	8,218	711,843
Healthscope Ltd.	29,786	56,327
Henry Schein, Inc.(a)	2,370	324,240
Humana, Inc.	4,200	767,718
Laboratory Corp. of America Holdings(a)	2,850	335,758
McKesson Corp.	6,500	1,284,270
Medipal Holdings Corp.	3,600	62,100
Miraca Holdings, Inc.	1,500	64,163
Patterson Cos., Inc.	2,300	105,409
Quest Diagnostics, Inc.	4,050	274,590
Ramsay Health Care Ltd.	3,763	166,821
Ryman Healthcare Ltd.	9,906	48,074
Sonic Healthcare Ltd.	10,107	148,847
Suzuken Co., Ltd./Aichi Japan	2,100	71,963
Tenet Healthcare Corp.(a)	2,700	132,921
UnitedHealth Group, Inc.	26,600	3,077,620
Universal Health Services, Inc. – Class B	2,500	342,850

		15,781,670

Health Care Technology – 0.1%
Cerner Corp.(a)	8,500	524,960
M3, Inc.(b)	5,162	119,437

		644,397

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	9,300	337,683
Lonza Group AG (REG)(a)	1,441	196,766

212	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

PerkinElmer, Inc.	3,100	$150,908
QIAGEN NV(a)	5,864	154,124
Thermo Fisher Scientific, Inc.	11,050	1,385,338
Waters Corp.(a)	2,350	285,243

		2,510,062

Pharmaceuticals – 5.0%
AbbVie, Inc.	47,907	2,989,876
Allergan PLC(a)	10,900	3,310,766
Astellas Pharma, Inc.	57,100	844,536
AstraZeneca PLC	33,606	2,096,648
Bayer AG	21,999	2,973,299
Bristol-Myers Squibb Co.	46,300	2,753,461
Chugai Pharmaceutical Co., Ltd.	6,000	223,711
Daiichi Sankyo Co., Ltd.	17,000	327,180
Eisai Co., Ltd.(b)	6,700	456,428
Eli Lilly & Co.	27,200	2,239,920
Endo International PLC(a)	5,626	433,202
GlaxoSmithKline PLC	129,412	2,642,284
Hisamitsu Pharmaceutical Co., Inc.(b)	1,500	52,110
Hospira, Inc.(a)	5,650	508,330
Johnson & Johnson	77,400	7,274,052
Kyowa Hakko Kirin Co., Ltd.(b)	6,000	100,627
Mallinckrodt PLC(a)	3,205	276,399
Merck & Co., Inc.	78,950	4,251,457
Merck KGaA	3,477	331,069
Mitsubishi Tanabe Pharma Corp.	6,000	107,228
Mylan NV(a)(b)	11,300	560,367
Novartis AG (REG)	61,191	5,971,368
Novo Nordisk A/S – Class B	50,578	2,792,429
Ono Pharmaceutical Co., Ltd.(b)	2,200	279,753
Orion Oyj – Class B	2,784	110,121
Otsuka Holdings Co., Ltd.	10,366	353,721
Perrigo Co. PLC	3,939	720,719
Pfizer, Inc.	170,607	5,496,958
Roche Holding AG	18,690	5,087,874
Sanofi	31,588	3,107,050
Santen Pharmaceutical Co., Ltd.	9,900	154,896
Shionogi & Co., Ltd.	8,000	313,428
Shire PLC	15,702	1,214,353
Sumitomo Dainippon Pharma Co., Ltd.(b)	4,200	44,853
Taisho Pharmaceutical Holdings Co., Ltd.(b)	838	54,214
Takeda Pharmaceutical Co., Ltd.	21,000	1,030,147
Teva Pharmaceutical Industries Ltd.	22,901	1,492,646
UCB SA	3,418	257,932
Zoetis, Inc.	13,864	622,078

		63,857,490

		113,113,492

AB POOLING PORTFOLIOS •	213

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.8%
Communications Equipment – 0.7%
Alcatel-Lucent(a)	74,071	$248,210
Cisco Systems, Inc.	142,090	3,677,289
F5 Networks, Inc.(a)	1,990	241,606
Harris Corp.	3,440	264,261
Juniper Networks, Inc.	10,080	259,157
Motorola Solutions, Inc.	5,240	339,657
Nokia Oyj	97,844	613,870
QUALCOMM, Inc.	45,860	2,594,759
Telefonaktiebolaget LM Ericsson – Class B(b)	80,956	789,110

		9,027,919

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A	8,620	451,343
Citizen Holdings Co., Ltd.(b)	7,000	52,778
Corning, Inc.	35,330	608,029
FLIR Systems, Inc.	3,860	110,512
Hamamatsu Photonics KK(b)	3,800	93,938
Hexagon AB – Class B(b)	6,890	221,725
Hirose Electric Co., Ltd.(b)	800	91,209
Hitachi High-Technologies Corp.	1,800	40,334
Hitachi Ltd.	128,000	717,695
Ibiden Co., Ltd.(b)	3,200	45,153
Japan Display, Inc.(a)	9,598	30,075
Keyence Corp.	1,300	601,794
Kyocera Corp.(b)	8,600	421,306
Murata Manufacturing Co., Ltd.(b)	5,400	777,834
Nippon Electric Glass Co., Ltd.(b)	10,000	44,044
Omron Corp.(b)	5,200	194,846
Shimadzu Corp.	6,000	87,939
TDK Corp.(b)	3,300	204,743
TE Connectivity Ltd.	11,250	667,012
Yaskawa Electric Corp.(b)	6,000	68,300
Yokogawa Electric Corp.	6,000	70,339

		5,600,948

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(a)	5,010	357,263
eBay, Inc.(a)	30,630	830,379
Facebook, Inc. – Class A(a)	58,412	5,223,785
Google, Inc. – Class A(a)	7,969	5,162,477
Google, Inc. – Class C(a)	7,995	4,942,909
Kakaku.com, Inc.(b)	3,835	60,844
Mixi, Inc.	1,108	38,013
United Internet AG	3,255	157,375
VeriSign, Inc.(a)(b)	2,890	199,237

214	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Yahoo Japan Corp.(b)	37,873	$153,288
Yahoo!, Inc.(a)	24,150	778,596

		17,904,166

IT Services – 1.6%
Accenture PLC – Class A	17,470	1,646,897
Alliance Data Systems Corp.(a)	1,810	465,514
Amadeus IT Holding SA – Class A	11,907	496,170
Atos	2,292	173,633
Automatic Data Processing, Inc.	13,200	1,020,624
Cap Gemini SA	4,135	370,672
Cognizant Technology Solutions Corp. – Class A(a)	16,970	1,068,092
Computer Sciences Corp.	3,880	240,521
Computershare Ltd.	12,550	88,350
Fidelity National Information Services, Inc.	7,890	544,883
Fiserv, Inc.(a)	6,600	562,782
Fujitsu Ltd.	49,000	242,560
International Business Machines Corp.	25,569	3,781,399
Itochu Techno-Solutions Corp.(b)	1,300	28,606
MasterCard, Inc. – Class A	27,150	2,507,846
Nomura Research Institute Ltd.	3,000	121,505
NTT Data Corp.	3,358	161,448
Otsuka Corp.	1,400	73,562
Paychex, Inc.	9,070	405,066
PayPal Holdings, Inc.(a)	30,630	1,072,050
Teradata Corp.(a)	4,020	117,505
Total System Services, Inc.	4,530	207,610
Visa, Inc. – Class A	53,980	3,848,774
Western Union Co. (The) – Class W(b)	14,420	265,905
Xerox Corp.	29,060	295,540

		19,807,514

Semiconductors & Semiconductor Equipment – 1.1%
Advantest Corp.(b)	3,900	31,255
Altera Corp.	8,300	402,965
Analog Devices, Inc.	8,650	483,189
Applied Materials, Inc.	34,200	550,107
ARM Holdings PLC	37,547	537,976
ASM Pacific Technology Ltd.	6,400	49,918
ASML Holding NV	9,326	850,598
Avago Technologies Ltd.	7,158	901,693
Broadcom Corp. – Class A	15,100	780,217
Infineon Technologies AG	29,929	326,561
Intel Corp.	131,800	3,761,572
KLA-Tencor Corp.	4,450	222,990
Lam Research Corp.	4,438	322,953
Linear Technology Corp.	6,600	265,848

AB POOLING PORTFOLIOS •	215

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Microchip Technology, Inc.(b)	5,550	$235,875
Micron Technology, Inc.(a)	29,950	491,479
NVIDIA Corp.	14,300	321,464
Qorvo, Inc.(a)	4,155	230,644
Rohm Co., Ltd.	2,600	140,718
Skyworks Solutions, Inc.	5,295	462,518
STMicroelectronics NV	16,955	122,957
Texas Instruments, Inc.	29,150	1,394,536
Tokyo Electron Ltd.	4,600	242,027
Xilinx, Inc.	7,200	301,608

		13,431,668

Software – 1.7%
Activision Blizzard, Inc.	14,130	404,542
Adobe Systems, Inc.(a)	13,220	1,038,695
Autodesk, Inc.(a)	6,230	291,253
CA, Inc.	8,870	242,062
Citrix Systems, Inc.(a)	4,420	301,046
COLOPL, Inc.(b)	1,308	23,552
Dassault Systemes	3,426	237,363
Electronic Arts, Inc.(a)	8,600	568,890
Gemalto NV	2,160	155,280
GungHo Online Entertainment, Inc.(b)	9,396	28,219
Intuit, Inc.	7,660	656,845
Konami Corp.(b)	2,500	54,865
Microsoft Corp.	228,370	9,938,662
Nexon Co., Ltd.	3,483	48,391
NICE-Systems Ltd.	1,556	96,047
Nintendo Co., Ltd.	2,900	596,664
Oracle Corp.	89,180	3,307,686
Oracle Corp. Japan	1,000	41,782
Red Hat, Inc.(a)	5,070	366,105
Sage Group PLC (The)	28,333	222,499
salesforce.com, Inc.(a)	16,790	1,164,554
SAP SE	26,144	1,753,477
Symantec Corp.	18,920	387,671
Trend Micro, Inc./Japan(b)	2,800	99,465

		22,025,615

Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	161,810	18,245,695
Brother Industries Ltd.(b)	6,300	85,690
Canon, Inc.(b)	28,400	865,264
EMC Corp./MA	55,290	1,375,062
FUJIFILM Holdings Corp.	12,300	504,206
Hewlett-Packard Co.	50,530	1,417,872
Konica Minolta, Inc.(b)	12,000	131,393
NEC Corp.	69,000	216,979

216	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

NetApp, Inc.	8,650	$276,454
Ricoh Co., Ltd.(b)	18,000	175,485
SanDisk Corp.	5,870	320,267
Seagate Technology PLC(b)	9,100	467,740
Seiko Epson Corp.	7,400	119,664
Western Digital Corp.	6,030	494,219

		24,695,990

		112,493,820

Consumer Discretionary – 8.3%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.	5,100	183,383
BorgWarner, Inc.	6,300	274,932
Bridgestone Corp.	17,300	578,471
Cie Generale des Etablissements Michelin – Class B	4,977	480,580
Continental AG	2,943	623,358
Delphi Automotive PLC	8,071	609,522
Denso Corp.	13,000	580,028
GKN PLC	43,711	194,105
Goodyear Tire & Rubber Co. (The)	7,450	221,786
Johnson Controls, Inc.	18,300	752,862
Koito Manufacturing Co., Ltd.	3,000	102,516
NGK Spark Plug Co., Ltd.(b)	5,000	122,470
NHK Spring Co., Ltd.	4,000	38,572
NOK Corp.	2,600	63,912
Nokian Renkaat Oyj(b)	3,009	81,100
Pirelli & C. SpA	6,960	116,613
Stanley Electric Co., Ltd.(b)	3,800	73,752
Sumitomo Electric Industries Ltd.	20,100	275,050
Sumitomo Rubber Industries Ltd.(b)	4,500	63,583
Toyoda Gosei Co., Ltd.(b)	1,700	33,208
Toyota Industries Corp.	4,400	217,649
Valeo SA	2,114	264,732
Yokohama Rubber Co., Ltd. (The)	2,500	48,990

		6,001,174

Automobiles – 1.3%
Bayerische Motoren Werke AG	8,834	811,940
Bayerische Motoren Werke AG (Preference Shares)	1,500	108,989
Daihatsu Motor Co., Ltd.(b)	5,000	60,999
Daimler AG (REG)	25,614	2,053,078
Fiat Chrysler Automobiles NV(a)	23,926	335,448
Ford Motor Co.	110,100	1,527,087
Fuji Heavy Industries Ltd.	16,000	559,341
General Motors Co.	37,565	1,105,914
Harley-Davidson, Inc.	5,900	330,695

AB POOLING PORTFOLIOS •	217

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Honda Motor Co., Ltd.	43,400	$1,365,107
Isuzu Motors Ltd.	15,500	175,586
Mazda Motor Corp.(b)	14,400	246,779
Mitsubishi Motors Corp.	16,300	124,647
Nissan Motor Co., Ltd.(b)	66,100	594,465
Peugeot SA(a)	11,508	197,844
Porsche Automobil Holding SE (Preference Shares)	4,120	286,108
Renault SA	5,150	426,453
Suzuki Motor Corp.(b)	9,700	329,377
Toyota Motor Corp.	72,800	4,302,933
Volkswagen AG	942	175,677
Volkswagen AG (Preference Shares)	4,336	821,555
Yamaha Motor Co., Ltd.(b)	7,000	134,756

		16,074,778

Distributors – 0.0%
Genuine Parts Co.	4,240	353,998
Jardine Cycle & Carriage Ltd.(b)	3,000	60,895

		414,893

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.(b)	1,800	47,708
H&R Block, Inc.	7,650	260,253

		307,961

Hotels, Restaurants & Leisure – 1.0%
Accor SA	5,581	264,258
Aristocrat Leisure Ltd.	14,331	85,887
Carnival Corp.	12,450	612,913
Carnival PLC	4,980	251,536
Chipotle Mexican Grill, Inc. – Class A(a)	950	674,509
Compass Group PLC	44,377	699,940
Crown Resorts Ltd.	9,668	78,623
Darden Restaurants, Inc.	3,450	234,634
Flight Centre Travel Group Ltd.(b)	1,468	38,639
Galaxy Entertainment Group Ltd.	61,700	198,067
Genting Singapore PLC	160,000	87,614
InterContinental Hotels Group PLC	6,337	237,256
Marriott International, Inc./MD – Class A	5,750	406,295
McDonald’s Corp.	26,750	2,541,785
McDonald’s Holdings Co. Japan Ltd.(b)	1,800	39,629
Merlin Entertainments PLC(e)	18,877	111,732
MGM China Holdings Ltd.	23,500	39,172
Oriental Land Co., Ltd./Japan	5,400	297,399
Royal Caribbean Cruises Ltd.	4,624	407,652
Sands China Ltd.	63,300	220,019
Shangri-La Asia Ltd.	32,000	31,445
SJM Holdings Ltd.	51,500	46,629

218	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo SA	2,503	$219,803
Starbucks Corp.	41,700	2,281,407
Starwood Hotels & Resorts Worldwide, Inc.	4,800	343,056
Tabcorp Holdings Ltd.	21,691	71,542
Tatts Group Ltd.	37,618	98,416
TUI AG	12,089	212,759
Whitbread PLC	4,880	356,383
William Hill PLC	23,023	126,198
Wyndham Worldwide Corp.	3,400	260,032
Wynn Macau Ltd.(b)	39,800	61,840
Wynn Resorts Ltd.	2,250	168,863
Yum! Brands, Inc.	12,100	965,217

		12,771,149

Household Durables – 0.4%
Barratt Developments PLC	26,388	256,894
Casio Computer Co., Ltd.(b)	5,400	103,571
DR Horton, Inc.	9,250	280,922
Electrolux AB – Class B	6,386	179,863
Garmin Ltd.(b)	3,280	123,361
Harman International Industries, Inc.	1,900	185,706
Husqvarna AB – Class B	10,962	71,101
Iida Group Holdings Co., Ltd.	3,916	69,007
Leggett & Platt, Inc.	3,800	168,796
Lennar Corp. – Class A	4,950	251,955
Mohawk Industries, Inc.(a)	1,800	354,546
Newell Rubbermaid, Inc.	7,500	315,975
Nikon Corp.(b)	9,000	115,042
Panasonic Corp.	58,700	642,861
Persimmon PLC(a)	8,256	264,132
PulteGroup, Inc.	9,150	189,314
Rinnai Corp.	1,000	74,815
Sekisui Chemical Co., Ltd.	11,000	121,142
Sekisui House Ltd.	16,000	238,492
Sharp Corp./Japan(a)(b)	38,000	55,314
Sony Corp.(a)	31,100	801,944
Taylor Wimpey PLC	86,547	265,240
Techtronic Industries Co., Ltd.	36,500	132,233
Whirlpool Corp.	2,150	361,415

		5,623,641

Internet & Catalog Retail – 0.8%
Amazon.com, Inc.(a)	10,670	5,472,536
Expedia, Inc.	2,740	315,073
Netflix, Inc.(a)	12,320	1,417,170
Priceline Group, Inc. (The)(a)	1,510	1,885,446
Rakuten, Inc.	21,208	302,391
TripAdvisor, Inc.(a)	3,050	213,195

		9,605,811

AB POOLING PORTFOLIOS •	219

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	4,700	$108,577
Hasbro, Inc.	3,050	227,499
Mattel, Inc.(b)	9,350	219,071
Sankyo Co., Ltd.(b)	1,300	50,029
Sega Sammy Holdings, Inc.(b)	4,900	51,626
Shimano, Inc.	2,100	282,136
Yamaha Corp.	4,500	102,827

		1,041,765

Media – 1.7%
Altice NV – Class A(a)	6,996	199,601
Altice NV – Class B(a)	2,332	73,220
Axel Springer SE	1,185	71,623
Cablevision Systems Corp. – Class A	6,100	153,537
CBS Corp. – Class B	12,700	574,548
Comcast Corp. – Class A	70,750	3,985,347
Dentsu, Inc.(b)	5,800	296,921
Discovery Communications, Inc. – Class A(a)(b)	4,050	107,730
Discovery Communications, Inc. – Class C(a)	7,500	190,200
Eutelsat Communications SA	4,529	136,442
Hakuhodo DY Holdings, Inc.	6,200	61,878
Interpublic Group of Cos., Inc. (The)	11,450	216,176
ITV PLC	101,892	388,035
JCDecaux SA	2,085	74,745
Kabel Deutschland Holding AG(a)	588	79,628
Lagardere SCA	3,133	85,163
News Corp. – Class A(a)	13,875	189,116
Numericable-SFR SAS(a)	2,577	132,574
Omnicom Group, Inc.	6,850	458,813
Pearson PLC	21,742	376,932
ProSiebenSat.1 Media SE (REG)	5,808	282,088
Publicis Groupe SA	5,001	355,933
REA Group Ltd.	1,399	40,970
RELX NV	27,096	416,635
RELX PLC	29,923	477,094
RTL Group SA (London)(a)	1,028	89,732
Scripps Networks Interactive, Inc. – Class A(b)	2,700	143,343
SES SA	8,532	253,129
Singapore Press Holdings Ltd.(b)	42,000	117,290
Sky PLC	27,524	438,409
TEGNA, Inc.	6,250	148,688
Telenet Group Holding NV(a)	1,473	82,829
Time Warner Cable, Inc. – Class A	7,800	1,450,956
Time Warner, Inc.	23,100	1,642,410
Toho Co., Ltd./Tokyo	3,000	67,585
Twenty-First Century Fox, Inc. – Class A	50,900	1,394,151
Viacom, Inc. – Class B	10,100	411,777

220	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Vivendi SA	30,595	$755,171
Walt Disney Co. (The)	43,588	4,440,745
Wolters Kluwer NV	8,014	253,550
WPP PLC	34,858	717,561

		21,832,275

Multiline Retail – 0.4%
Dollar General Corp.	8,430	627,951
Dollar Tree, Inc.(a)	6,517	496,986
Don Quijote Holdings Co., Ltd.	3,200	123,972
Harvey Norman Holdings Ltd.	14,771	45,569
Isetan Mitsukoshi Holdings Ltd.(b)	9,400	150,235
J Front Retailing Co., Ltd.	6,000	97,283
Kohl’s Corp.	5,560	283,727
Macy’s, Inc.	9,460	554,450
Marks & Spencer Group PLC	43,813	347,872
Marui Group Co., Ltd.(b)	6,300	76,153
Next PLC	3,864	467,855
Nordstrom, Inc.	3,870	282,046
Takashimaya Co., Ltd.	7,392	63,884
Target Corp.	17,720	1,377,021

		4,995,004

Specialty Retail – 1.3%
ABC-Mart, Inc.(b)	700	42,385
Advance Auto Parts, Inc.	2,058	360,665
AutoNation, Inc.(a)	2,030	121,475
AutoZone, Inc.(a)	910	651,551
Bed Bath & Beyond, Inc.(a)	4,800	298,128
Best Buy Co., Inc.	8,040	295,390
CarMax, Inc.(a)	5,870	358,070
Dixons Carphone PLC	26,036	171,409
Dufry AG (REG)(a)	1,163	156,146
Fast Retailing Co., Ltd.	1,500	608,020
GameStop Corp. – Class A(b)	2,960	125,741
Gap, Inc. (The)	7,290	239,185
Hennes & Mauritz AB – Class B	25,329	972,576
Hikari Tsushin, Inc.	500	33,237
Home Depot, Inc. (The)	36,740	4,278,741
Industria de Diseno Textil SA	29,106	966,643
Kingfisher PLC	62,036	337,137
L Brands, Inc.	6,850	574,715
Lowe’s Cos., Inc.	27,040	1,870,357
Nitori Holdings Co., Ltd.	2,000	158,742
O’Reilly Automotive, Inc.(a)	2,830	679,398
Ross Stores, Inc.	14,120	686,514
Sanrio Co., Ltd.(b)	1,300	42,865
Shimamura Co., Ltd.	600	55,340
Signet Jewelers Ltd.	2,256	311,328

AB POOLING PORTFOLIOS •	221

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sports Direct International PLC(a)	7,149	$86,485
Staples, Inc.	17,740	252,085
Tiffany & Co.	3,170	260,733
TJX Cos., Inc. (The)	19,020	1,337,486
Tractor Supply Co.	3,823	326,140
Urban Outfitters, Inc.(a)	2,730	84,248
USS Co., Ltd.	5,830	103,247
Yamada Denki Co., Ltd.(b)	17,990	69,216

		16,915,398

Textiles, Apparel & Luxury Goods – 0.8%
adidas AG	5,617	419,637
Asics Corp.(b)	4,000	116,764
Burberry Group PLC	11,776	253,074
Christian Dior SE	1,473	272,679
Cie Financiere Richemont SA	13,914	1,039,618
Coach, Inc.	7,600	229,900
Fossil Group, Inc.(a)(b)	1,179	72,603
Hanesbrands, Inc.	11,095	334,070
Hermes International	703	249,438
Hugo Boss AG	1,780	203,116
Kering	2,040	349,130
Li & Fung Ltd.	154,000	101,446
Luxottica Group SpA	4,513	305,625
LVMH Moet Hennessy Louis Vuitton SE	7,440	1,238,313
Michael Kors Holdings Ltd.(a)	5,510	239,465
NIKE, Inc. – Class B	19,500	2,179,125
Pandora A/S	3,111	359,603
PVH Corp.	2,261	269,014
Ralph Lauren Corp.	1,650	183,463
Swatch Group AG (The)(b)	832	318,031
Swatch Group AG (The) (REG)	1,318	97,502
Under Armour, Inc. – Class A(a)	4,675	446,603
VF Corp.	9,500	688,085
Yue Yuen Industrial Holdings Ltd.	19,500	69,776

		10,036,080

		105,619,929

Industrials – 7.4%
Aerospace & Defense – 1.3%
Airbus Group SE	15,665	1,020,019
BAE Systems PLC	83,502	574,774
Boeing Co. (The)	18,300	2,391,444
Cobham PLC	30,287	129,790
Finmeccanica SpA(a)	10,743	145,167
General Dynamics Corp.	8,800	1,249,864
Honeywell International, Inc.	21,750	2,159,122
L-3 Communications Holdings, Inc.	2,300	242,581

222	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Lockheed Martin Corp.	7,500	$1,508,850
Meggitt PLC	21,168	153,955
Northrop Grumman Corp.	5,500	900,570
Precision Castparts Corp.	3,950	909,488
Raytheon Co.	8,550	876,888
Rockwell Collins, Inc.	3,750	306,938
Rolls-Royce Holdings PLC(a)	49,432	560,035
Safran SA	7,766	605,904
Singapore Technologies Engineering Ltd.	41,000	89,227
Textron, Inc.	7,700	298,760
Thales SA	2,751	189,513
United Technologies Corp.	23,050	2,111,611
Zodiac Aerospace	5,366	163,050

		16,587,550

Air Freight & Logistics – 0.4%
Bollore SA	23,041	124,430
CH Robinson Worldwide, Inc.	4,050	273,091
Deutsche Post AG (REG)	25,833	709,696
Expeditors International of Washington, Inc.	5,250	257,093
FedEx Corp.	7,350	1,106,983
Kuehne & Nagel International AG (REG)	1,470	195,680
Royal Mail PLC	17,290	122,245
TNT Express NV	13,124	110,856
United Parcel Service, Inc. – Class B	19,400	1,894,410
Yamato Holdings Co., Ltd.(b)	9,300	181,060

		4,975,544

Airlines – 0.3%
American Airlines Group, Inc.	19,908	776,014
ANA Holdings, Inc.	30,000	87,858
Cathay Pacific Airways Ltd.	31,000	56,079
Delta Air Lines, Inc.	22,883	1,001,818
Deutsche Lufthansa AG (REG)(a)	6,120	74,260
easyJet PLC	4,213	107,903
International Consolidated Airlines Group SA(a)	21,707	180,004
Japan Airlines Co., Ltd.	3,278	116,335
Qantas Airways Ltd.(a)	14,527	34,702
Ryanair Holdings PLC (Sponsored ADR)	820	59,819
Singapore Airlines Ltd.	14,000	98,563
Southwest Airlines Co.	18,750	688,125

		3,281,480

Building Products – 0.2%
Allegion PLC	2,600	154,986
Asahi Glass Co., Ltd.	25,000	148,103
Assa Abloy AB – Class B	26,607	508,466
Cie de Saint-Gobain	12,705	583,121
Daikin Industries Ltd.	6,300	374,302

AB POOLING PORTFOLIOS •	223

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Geberit AG (REG)	1,018	$323,033
LIXIL Group Corp.(b)	7,100	146,264
Masco Corp.	9,700	254,431
TOTO Ltd.(b)	7,000	102,830

		2,595,536

Commercial Services & Supplies – 0.3%
ADT Corp. (The)(b)	4,750	155,705
Aggreko PLC	6,798	110,560
Babcock International Group PLC	6,668	98,292
Brambles Ltd.	41,665	291,640
Cintas Corp.	2,750	233,722
Dai Nippon Printing Co., Ltd.(b)	15,000	154,037
Edenred	5,573	117,878
G4S PLC	41,274	161,452
ISS A/S	3,951	137,642
Park24 Co., Ltd.	2,500	48,971
Pitney Bowes, Inc.	5,550	109,945
Republic Services, Inc. – Class A	6,900	282,762
Secom Co., Ltd.	5,600	358,167
Securitas AB – Class B	8,312	105,846
Societe BIC SA	790	125,180
Stericycle, Inc.(a)	2,350	331,679
Toppan Printing Co., Ltd.	13,000	107,821
Tyco International PLC	11,600	420,964
Waste Management, Inc.	11,800	590,708

		3,942,971

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	5,023	162,370
Boskalis Westminster	2,300	119,706
Bouygues SA	5,365	204,306
Chiyoda Corp.(b)	4,000	28,798
CIMIC Group Ltd.(b)	2,696	44,859
Ferrovial SA	11,867	282,932
Fluor Corp.	4,100	187,042
Jacobs Engineering Group, Inc.(a)	3,550	143,456
JGC Corp.(b)	5,864	85,535
Kajima Corp.	22,000	123,293
Obayashi Corp.	17,000	146,782
Quanta Services, Inc.(a)	5,800	140,592
Shimizu Corp.	15,000	146,317
Skanska AB – Class B	10,087	197,463
Taisei Corp.	27,000	182,205
Vinci SA	12,569	808,482

		3,004,138

224	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.5%
ABB Ltd. (REG)(a)	58,497	$1,129,704
Alstom SA(a)	5,736	177,774
AMETEK, Inc.	6,639	357,311
Eaton Corp. PLC	13,209	753,706
Emerson Electric Co.	19,000	906,680
First Solar, Inc.(a)	2,050	98,072
Fuji Electric Co., Ltd.(b)	14,000	55,504
Legrand SA	7,051	405,980
Mabuchi Motor Co., Ltd.(b)	1,300	60,583
Mitsubishi Electric Corp.	51,000	507,490
Nidec Corp.	5,800	454,122
OSRAM Licht AG	2,362	124,670
Prysmian SpA	5,189	110,725
Rockwell Automation, Inc.	3,750	419,362
Schneider Electric SE (Paris)	14,772	931,092
Vestas Wind Systems A/S	5,948	316,960

		6,809,735

Industrial Conglomerates – 1.3%
3M Co.	17,650	2,508,771
CK Hutchison Holdings Ltd.	75,304	1,002,015
Danaher Corp.	17,050	1,483,691
General Electric Co.	280,200	6,954,564
Keihan Electric Railway Co., Ltd.	13,000	83,872
Keppel Corp., Ltd.	38,000	184,985
Koninklijke Philips NV(b)	24,868	639,070
NWS Holdings Ltd.	39,000	49,156
Roper Technologies, Inc.	2,800	453,852
Seibu Holdings, Inc.	3,175	69,629
Sembcorp Industries Ltd.(b)	26,000	63,218
Siemens AG (REG)	21,093	2,090,802
Smiths Group PLC	10,470	179,948
Toshiba Corp.(b)	107,000	338,951

		16,102,524

Industrial Warehouse Distribution – 0.3%
Ascendas Real Estate Investment Trust	153,350	242,021
Daiwa House REIT Investment Corp.(b)	20	72,600
DCT Industrial Trust, Inc.	4,440	142,568
EastGroup Properties, Inc.	1,613	87,102
First Industrial Realty Trust, Inc.	5,500	106,645
Global Logistic Properties Ltd.	235,565	370,876
GLP J-Reit(b)	52	48,684
Hansteen Holdings PLC	34,463	60,816
Industrial & Infrastructure Fund Investment Corp.(b)	23	95,411
Japan Logistics Fund, Inc.	13	23,468
Mapletree Industrial Trust	61,512	66,966
Mapletree Logistics Trust	73,455	50,990

AB POOLING PORTFOLIOS •	225

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Prologis REIT, Inc.	113	$204,542
Prologis, Inc.	40,575	1,541,850
Pure Industrial Real Estate Trust	9,500	33,072
Rexford Industrial Realty, Inc.	2,700	34,884
Segro PLC	57,022	363,487
STAG Industrial, Inc.	3,235	55,189
Terreno Realty Corp.	2,100	42,714
Tritax Big Box REIT PLC	31,650	57,641
Warehouses De Pauw CVA	711	56,848

		3,758,374

Machinery – 1.1%
Alfa Laval AB	7,811	131,485
Amada Holdings Co., Ltd.	9,000	78,657
ANDRITZ AG	2,075	99,135
Atlas Copco AB – Class A	17,826	448,840
Atlas Copco AB – Class B	10,359	235,932
Caterpillar, Inc.	16,850	1,288,014
CNH Industrial NV	25,062	197,700
Cummins, Inc.	4,750	578,312
Deere & Co.	9,450	772,821
Dover Corp.	4,500	278,775
FANUC Corp.(b)	5,500	890,727
Flowserve Corp.	3,700	166,981
GEA Group AG	4,855	189,010
Hino Motors Ltd.(b)	7,000	76,770
Hitachi Construction Machinery Co., Ltd.	2,900	41,970
IHI Corp.(b)	37,000	114,310
Illinois Tool Works, Inc.	9,700	819,941
IMI PLC	7,238	114,325
Ingersoll-Rand PLC	7,300	403,617
Joy Global, Inc.(b)	2,700	65,394
JTEKT Corp.	5,500	77,215
Kawasaki Heavy Industries Ltd.	37,000	139,642
Komatsu Ltd.(b)	24,800	410,689
Kone Oyj – Class B	8,416	332,213
Kubota Corp.(b)	30,000	466,939
Kurita Water Industries Ltd.	2,900	60,112
Makita Corp.(b)	3,200	180,651
MAN SE	936	98,138
Melrose Industries PLC	26,474	107,618
Metso Oyj	2,994	73,758
Minebea Co., Ltd.(b)	8,000	95,479
Mitsubishi Heavy Industries Ltd.	80,000	380,216
Nabtesco Corp.(b)	3,000	59,713
NGK Insulators Ltd.(b)	7,000	157,306
NSK Ltd.(b)	12,000	147,268
PACCAR, Inc.	9,850	580,854

226	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Parker-Hannifin Corp.	4,000	$430,640
Pentair PLC	5,084	281,094
Sandvik AB	28,303	273,130
Schindler Holding AG	1,210	185,301
Schindler Holding AG (REG)	565	87,927
Sembcorp Marine Ltd.(b)	22,000	37,379
SKF AB – Class B	10,511	200,488
SMC Corp./Japan	1,500	363,046
Snap-on, Inc.	1,650	263,620
Stanley Black & Decker, Inc.	4,350	441,612
Sulzer AG	637	64,942
Sumitomo Heavy Industries Ltd.	14,000	60,502
THK Co., Ltd.(b)	3,200	55,437
Vallourec SA	2,892	36,921
Volvo AB – Class B	40,579	440,657
Wartsila Oyj Abp	3,927	162,440
Weir Group PLC (The)	5,659	121,134
Xylem, Inc./NY	5,050	163,873
Yangzijiang Shipbuilding Holdings Ltd.	51,000	39,760
Zardoya Otis SA(b)	4,618	49,243

		14,119,673

Marine – 0.1%
AP Moeller – Maersk A/S – Class A	105	175,290
AP Moeller – Maersk A/S – Class B	192	326,989
Mitsui OSK Lines Ltd.(b)	30,000	84,389
Nippon Yusen KK	42,000	110,128

		696,796

Mixed Office Industrial – 0.1%
Goodman Group	134,085	579,504
Green REIT PLC	33,200	55,916
Intervest Offices & Warehouses NV	350	8,788
Kungsleden AB	9,124	60,988

		705,196

Professional Services – 0.2%
Adecco SA (REG)(a)	4,522	354,477
Bureau Veritas SA	7,055	160,821
Capita PLC	17,497	329,265
Dun & Bradstreet Corp. (The)	1,050	111,269
Equifax, Inc.	3,300	323,070
Experian PLC	26,362	444,917
Intertek Group PLC	4,284	165,709
Nielsen Holdings PLC	10,238	463,065
Randstad Holding NV	3,402	214,290
Recruit Holdings Co., Ltd.(b)	3,821	117,328
Robert Half International, Inc.	3,700	188,811

AB POOLING PORTFOLIOS •	227

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Seek Ltd.	8,583	$75,372
SGS SA (REG)	146	257,173

		3,205,567

Road & Rail – 0.6%
Asciano Ltd.	25,946	156,555
Aurizon Holdings Ltd.	55,491	195,753
Central Japan Railway Co.	3,836	628,051
ComfortDelGro Corp., Ltd.	56,000	111,717
CSX Corp.	27,550	754,319
DSV A/S	4,778	170,595
East Japan Railway Co.	8,900	822,261
Hankyu Hanshin Holdings, Inc.	30,000	179,917
JB Hunt Transport Services, Inc.	2,582	187,918
Kansas City Southern	3,100	287,494
Keikyu Corp.(b)	12,000	96,346
Keio Corp.(b)	15,000	112,489
Keisei Electric Railway Co., Ltd.	7,000	74,669
Kintetsu Group Holdings Co., Ltd.(b)	48,000	171,235
MTR Corp., Ltd.	38,500	171,490
Nagoya Railroad Co., Ltd.(b)	23,000	91,551
Nippon Express Co., Ltd.	22,000	106,405
Norfolk Southern Corp.	8,550	666,131
Odakyu Electric Railway Co., Ltd.(b)	16,000	145,918
Ryder System, Inc.	1,500	122,955
Tobu Railway Co., Ltd.(b)	27,000	120,499
Tokyu Corp.	29,000	205,583
Union Pacific Corp.	24,550	2,104,917
West Japan Railway Co.	4,381	295,682

		7,980,450

Trading Companies & Distributors – 0.4%
Ashtead Group PLC	13,317	191,108
Brenntag AG	4,102	227,854
Bunzl PLC	8,855	234,307
Fastenal Co.(b)	7,550	290,977
ITOCHU Corp.	42,000	503,717
Marubeni Corp.(b)	43,000	235,596
Mitsubishi Corp.	36,700	681,818
Mitsui & Co., Ltd.(b)	45,400	590,370
Noble Group Ltd.(b)	125,000	48,339
Rexel SA	7,767	118,984
Sumitomo Corp.	29,900	317,130
Toyota Tsusho Corp.(b)	5,700	131,147
Travis Perkins PLC	6,701	208,993
United Rentals, Inc.(a)	2,650	183,724
Wolseley PLC	6,918	443,379
WW Grainger, Inc.	1,750	391,020

		4,798,463

228	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA(b)	11,948	$197,274
Aena SA(a)(e)	1,796	205,633
Aeroports de Paris	789	90,485
Atlantia SpA	10,961	292,837
Auckland International Airport Ltd.	25,335	79,687
Fraport AG Frankfurt Airport Services Worldwide	1,106	66,711
Groupe Eurotunnel SE (REG)	12,410	167,833
Hutchison Port Holdings Trust – Class U	143,000	75,131
Japan Airport Terminal Co., Ltd.(b)	1,200	53,477
Kamigumi Co., Ltd.(b)	6,000	50,130
Mitsubishi Logistics Corp.(b)	3,000	36,140
Sydney Airport	28,887	118,103
Transurban Group	50,927	350,611

		1,784,052

		94,348,049

Consumer Staples – 6.6%
Beverages – 1.5%
Anheuser-Busch InBev SA/NV	21,391	2,333,089
Asahi Group Holdings Ltd.	10,300	339,183
Brown-Forman Corp. – Class B	4,300	421,830
Carlsberg A/S – Class B	2,893	218,593
Coca-Cola Amatil Ltd.	15,234	91,021
Coca-Cola Co. (The)	109,400	4,301,608
Coca-Cola Enterprises, Inc.	6,000	308,940
Coca-Cola HBC AG(a)	5,318	108,309
Constellation Brands, Inc. – Class A	4,650	595,200
Diageo PLC	66,921	1,773,202
Dr Pepper Snapple Group, Inc.	5,350	410,506
Heineken Holding NV	2,676	186,593
Heineken NV	6,180	488,440
Kirin Holdings Co., Ltd.(b)	22,000	322,840
Molson Coors Brewing Co. – Class B	4,450	303,001
Monster Beverage Corp.(a)	4,060	562,148
PepsiCo, Inc.	41,250	3,833,362
Pernod Ricard SA	5,678	595,411
Remy Cointreau SA	644	38,179
SABMiller PLC (London)	25,789	1,199,629
Suntory Beverage & Food Ltd.	3,691	155,833
Treasury Wine Estates Ltd.	17,180	72,835

		18,659,752

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.(b)	17,400	260,965
Carrefour SA	14,663	476,074
Casino Guichard Perrachon SA	1,502	94,881
Colruyt SA(a)	1,860	90,574

AB POOLING PORTFOLIOS •	229

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Costco Wholesale Corp.	12,250	$1,715,613
CVS Health Corp.	31,300	3,205,120
Delhaize Group	2,776	248,387
Distribuidora Internacional de Alimentacion SA(a)	16,453	98,671
FamilyMart Co., Ltd.(b)	1,600	74,089
ICA Gruppen AB	2,048	76,004
J Sainsbury PLC	35,651	131,960
Jeronimo Martins SGPS SA	6,682	92,436
Koninklijke Ahold NV	23,907	471,509
Kroger Co. (The)	27,300	941,850
Lawson, Inc.	1,800	128,441
METRO AG	4,302	125,082
Seven & i Holdings Co., Ltd.(b)	20,100	874,043
Sysco Corp.	16,450	655,862
Tesco PLC	216,083	627,165
Wal-Mart Stores, Inc.	43,950	2,844,883
Walgreens Boots Alliance, Inc.	24,250	2,098,837
Wesfarmers Ltd.	29,973	866,744
Whole Foods Market, Inc.	9,950	325,962
WM Morrison Supermarkets PLC	59,010	151,476
Woolworths Ltd.	33,602	630,836

		17,307,464

Food Products – 1.5%
Ajinomoto Co., Inc.	15,000	329,502
Archer-Daniels-Midland Co.	17,600	791,824
Aryzta AG(a)(b)	2,316	118,711
Associated British Foods PLC	9,457	460,970
Barry Callebaut AG (REG)(a)(b)	59	64,710
Calbee, Inc.(b)	1,933	73,845
Campbell Soup Co.	4,900	235,151
Chocoladefabriken Lindt & Spruengli AG	26	146,563
Chocoladefabriken Lindt & Spruengli AG (REG)	3	201,708
ConAgra Foods, Inc.	11,800	491,824
Danone SA	15,414	954,951
General Mills, Inc.	16,800	953,568
Golden Agri-Resources Ltd.(b)	187,000	41,768
Hershey Co. (The)	4,150	371,508
Hormel Foods Corp.	3,700	226,070
JM Smucker Co. (The)	2,750	323,730
Kellogg Co.	7,000	463,960
Kerry Group PLC – Class A	4,267	317,791
Keurig Green Mountain, Inc.	3,394	192,100
Kikkoman Corp.(b)	4,000	128,463
Kraft Heinz Co. (The)	16,400	1,191,624
McCormick & Co., Inc./MD	3,550	281,444
Mead Johnson Nutrition Co. – Class A	5,600	438,704
MEIJI Holdings Co., Ltd.	1,700	276,422

230	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Mondelez International, Inc. – Class A	45,850	$1,942,206
Nestle SA (REG)	85,785	6,319,513
NH Foods Ltd	5,000	115,220
Nisshin Seifun Group, Inc.	5,500	74,978
Nissin Foods Holdings Co., Ltd.	1,700	80,602
Orkla ASA	21,684	159,861
Tate & Lyle PLC	12,363	101,737
Toyo Suisan Kaisha Ltd.	3,000	112,317
Tyson Foods, Inc. – Class A	8,050	340,354
WH Group Ltd.(a)(e)	155,800	81,783
Wilmar International Ltd.	51,000	103,036
Yakult Honsha Co., Ltd.(b)	2,400	133,677
Yamazaki Baking Co., Ltd.	3,000	50,392

		18,692,587

Household Products – 0.9%
Clorox Co. (The)	3,650	405,770
Colgate-Palmolive Co.	23,700	1,488,597
Henkel AG & Co. KGaA	2,765	253,567
Henkel AG & Co. KGaA (Preference Shares)	4,772	498,665
Kimberly-Clark Corp.	10,200	1,086,606
Procter & Gamble Co. (The)	75,200	5,314,384
Reckitt Benckiser Group PLC	17,205	1,507,406
Svenska Cellulosa AB SCA – Class B	15,764	448,366
Unicharm Corp.	9,900	199,731

		11,203,092

Personal Products – 0.4%
Beiersdorf AG	2,676	221,129
Estee Lauder Cos., Inc. (The) – Class A	6,250	498,562
Kao Corp.	13,400	612,019
L’Oreal SA	6,719	1,149,073
Shiseido Co., Ltd.(b)	9,600	200,800
Unilever NV	43,334	1,736,590
Unilever PLC	34,142	1,369,261

		5,787,434

Tobacco – 1.0%
Altria Group, Inc.	54,750	2,933,505
British American Tobacco PLC	49,589	2,625,857
Imperial Tobacco Group PLC	25,460	1,225,488
Japan Tobacco, Inc.	29,262	1,039,954
Philip Morris International, Inc.	43,100	3,439,380
Reynolds American, Inc.	12,069	1,010,779
Swedish Match AB	5,362	158,353

		12,433,316

		84,083,645

AB POOLING PORTFOLIOS •	231

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.0%
Energy Equipment & Services – 0.5%
Amec Foster Wheeler PLC	10,254	$125,880
Baker Hughes, Inc.	14,650	820,400
Cameron International Corp.(a)	5,350	357,166
Diamond Offshore Drilling, Inc.(b)	1,850	43,864
Ensco PLC – Class A	6,450	116,810
FMC Technologies, Inc.(a)	6,400	222,592
Halliburton Co.	23,650	930,627
Helmerich & Payne, Inc.(b)	2,950	174,080
National Oilwell Varco, Inc.	10,700	452,931
Petrofac Ltd.	6,887	93,691
Saipem SpA(a)(b)	7,029	67,582
Schlumberger Ltd.	35,550	2,750,503
Seadrill Ltd.(b)	9,831	76,031
Subsea 7 SA(a)	6,999	60,204
Technip SA	2,791	151,969
Tenaris SA	12,535	164,895
Transocean Ltd.(b)	9,465	134,687
Transocean Ltd. (Zurich)(b)	9,584	131,685
WorleyParsons Ltd.	5,494	29,348

		6,904,945

Oil, Gas & Consumable Fuels – 3.5%
Anadarko Petroleum Corp.	14,050	1,005,699
Apache Corp.	10,500	475,020
BG Group PLC	90,828	1,378,548
BP PLC	485,288	2,689,837
Cabot Oil & Gas Corp.	11,450	271,022
Caltex Australia Ltd.	7,183	162,938
Chesapeake Energy Corp.(b)	14,350	112,074
Chevron Corp.	52,350	4,239,826
Cimarex Energy Co.	2,633	290,973
Columbia Pipeline Group, Inc.	8,800	223,168
ConocoPhillips	34,300	1,685,845
CONSOL Energy, Inc.(b)	6,350	96,711
Delek Group Ltd.	125	29,426
Devon Energy Corp.	10,750	458,595
Eni SpA	67,672	1,116,989
EOG Resources, Inc.	15,250	1,194,227
EQT Corp.	4,200	326,844
Exxon Mobil Corp.	116,803	8,788,258
Galp Energia SGPS SA	10,235	107,992
Hess Corp.	6,700	398,315
Idemitsu Kosan Co., Ltd.(b)	2,300	39,577
Inpex Corp.(b)	25,285	256,293
JX Holdings, Inc.	59,000	228,297
Kinder Morgan, Inc./DE	47,413	1,536,655

232	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke Vopak NV(b)	1,867	$76,755
Lundin Petroleum AB(a)	5,907	77,194
Marathon Oil Corp.	18,700	323,323
Marathon Petroleum Corp.	15,300	723,843
Murphy Oil Corp.	4,600	142,600
Neste Oyj	3,403	87,242
Newfield Exploration Co.(a)	4,400	146,564
Noble Energy, Inc.	10,750	359,158
Occidental Petroleum Corp.	21,450	1,566,064
OMV AG	3,910	100,100
ONEOK, Inc.	5,800	208,858
Origin Energy Ltd.	29,232	171,507
Phillips 66	15,100	1,193,957
Pioneer Natural Resources Co.	4,150	510,699
Range Resources Corp.(b)	4,600	177,652
Repsol SA	27,427	391,054
Royal Dutch Shell PLC – Class A	103,602	2,699,068
Royal Dutch Shell PLC – Class B	64,919	1,694,975
Santos Ltd.(b)	25,806	94,722
Showa Shell Sekiyu KK	5,000	42,819
Southwestern Energy Co.(a)	10,650	172,956
Spectra Energy Corp.	18,650	542,155
Statoil ASA	29,626	451,529
Tesoro Corp.	3,500	322,035
TonenGeneral Sekiyu KK(b)	7,000	70,057
Total SA	56,941	2,625,344
Tullow Oil PLC(a)	23,528	80,196
Valero Energy Corp.	14,350	851,529
Williams Cos., Inc. (The)	18,650	898,930
Woodside Petroleum Ltd.	19,796	455,620

		44,371,634

		51,276,579

Materials – 2.9%
Chemicals – 1.7%
Air Liquide SA	9,177	1,098,267
Air Products & Chemicals, Inc.	5,350	746,486
Air Water, Inc.	4,000	63,693
Airgas, Inc.	1,850	178,562
Akzo Nobel NV	6,529	440,912
Arkema SA	1,794	126,375
Asahi Kasei Corp.	33,000	262,485
BASF SE	24,433	1,963,115
CF Industries Holdings, Inc.	7,000	401,660
Croda International PLC	3,605	159,059
Daicel Corp.	8,000	105,260
Dow Chemical Co. (The)	30,300	1,325,928
Eastman Chemical Co.	4,100	297,086

AB POOLING PORTFOLIOS •	233

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Ecolab, Inc.	7,500	$818,550
EI du Pont de Nemours & Co.	25,200	1,297,800
EMS-Chemie Holding AG (REG)	218	98,168
Evonik Industries AG	2,480	92,212
FMC Corp.	3,700	156,547
Fuchs Petrolub SE (Preference Shares)	1,884	81,076
Givaudan SA (REG)(a)	246	422,926
Hitachi Chemical Co., Ltd.	2,800	42,860
Incitec Pivot Ltd.	43,665	108,858
International Flavors & Fragrances, Inc.	2,250	246,488
Israel Chemicals Ltd.	13,528	76,180
Israel Corp., Ltd. (The)	87	26,381
Johnson Matthey PLC	5,440	224,230
JSR Corp.	5,100	79,952
K&S AG (REG)	5,092	190,052
Kaneka Corp.(b)	7,000	56,627
Kansai Paint Co., Ltd.(b)	6,000	93,408
Koninklijke DSM NV	4,827	253,552
Kuraray Co., Ltd.(b)	9,000	106,108
Lanxess AG	2,430	123,211
Linde AG	4,955	859,899
LyondellBasell Industries NV – Class A	11,040	942,595
Mitsubishi Chemical Holdings Corp.	36,000	204,145
Mitsubishi Gas Chemical Co., Inc.	10,000	48,579
Mitsui Chemicals, Inc.(b)	21,000	70,827
Monsanto Co.	13,450	1,313,392
Mosaic Co. (The)	8,600	351,138
Nippon Paint Holdings Co., Ltd.(b)	4,000	81,623
Nitto Denko Corp.(b)	4,400	294,872
Novozymes A/S – Class B	6,354	276,291
OCI NV(a)(b)	2,238	65,834
Orica Ltd.(b)	9,846	111,100
PPG Industries, Inc.	7,700	733,733
Praxair, Inc.	8,050	851,288
Sherwin-Williams Co. (The)	2,300	588,363
Shin-Etsu Chemical Co., Ltd.(b)	11,000	603,484
Sigma-Aldrich Corp.	3,300	460,053
Sika AG	58	191,794
Solvay SA	1,610	188,926
Sumitomo Chemical Co., Ltd.	39,000	193,604
Symrise AG	3,342	201,188
Syngenta AG (REG)	2,473	829,099
Taiyo Nippon Sanso Corp.(b)	4,000	48,901
Teijin Ltd.	24,000	76,255
Toray Industries, Inc.(b)	39,000	343,390
Umicore SA	2,533	101,076
Yara International ASA	4,806	214,459

		22,009,982

234	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
Boral Ltd.	20,672	$83,112
CRH PLC	21,681	648,031
Fletcher Building Ltd.	17,504	79,780
HeidelbergCement AG	3,803	286,808
Imerys SA	911	62,659
James Hardie Industries PLC	11,774	146,997
LafargeHolcim Ltd. (REG)(a)	10,604	673,252
Martin Marietta Materials, Inc.	1,698	284,924
Taiheiyo Cement Corp.	31,000	104,737
Vulcan Materials Co.	3,700	346,394

		2,716,694

Containers & Packaging – 0.2%
Amcor Ltd./Australia	32,032	312,756
Avery Dennison Corp.	2,450	142,296
Ball Corp.	3,850	253,754
Owens-Illinois, Inc.(a)	4,550	94,868
Rexam PLC	18,752	153,835
Sealed Air Corp.	5,800	298,410
Toyo Seikan Group Holdings Ltd.(b)	4,300	70,467
WestRock Co.	7,310	433,848

		1,760,234

Metals & Mining – 0.7%
Alcoa, Inc.	34,000	321,300
Alumina Ltd.	63,695	59,384
Anglo American PLC	37,012	414,754
Antofagasta PLC	10,468	97,024
ArcelorMittal (Euronext Amsterdam)(b)	26,525	207,141
BHP Billiton Ltd.	84,972	1,556,491
BHP Billiton PLC	55,874	982,286
Boliden AB	7,260	119,501
Fortescue Metals Group Ltd.(b)	39,187	53,154
Freeport-McMoRan, Inc.	28,950	308,028
Fresnillo PLC	5,868	55,614
Glencore PLC(a)	295,867	667,849
Hitachi Metals Ltd.	6,000	75,875
Iluka Resources Ltd.	11,138	58,830
JFE Holdings, Inc.(b)	13,100	202,866
Kobe Steel Ltd.	82,000	109,785
Maruichi Steel Tube Ltd.	1,300	33,035
Mitsubishi Materials Corp.	29,000	92,992
Newcrest Mining Ltd.(a)	20,390	162,693
Newmont Mining Corp.	13,850	236,420
Nippon Steel & Sumitomo Metal Corp.(b)	202,000	414,226
Norsk Hydro ASA	34,867	120,070
Nucor Corp.	8,850	383,117
Randgold Resources Ltd.	2,470	149,375

AB POOLING PORTFOLIOS •	235

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Rio Tinto Ltd.	11,568	$414,870
Rio Tinto PLC	33,849	1,235,848
South32 Ltd.(a)	140,846	152,035
Sumitomo Metal Mining Co., Ltd.(b)	13,000	165,023
ThyssenKrupp AG(b)	9,786	211,539
voestalpine AG	2,976	108,501

		9,169,626

Paper & Forest Products – 0.1%
International Paper Co.	11,750	506,895
Mondi PLC	9,769	219,546
Oji Holdings Corp.(b)	21,000	96,937
Stora Enso Oyj – Class R	14,610	129,627
UPM-Kymmene Oyj	14,324	238,103

		1,191,108

		36,847,644

Equity: Other – 2.3%
Diversified/Specialty – 1.7%
Activia Properties, Inc.	17	139,033
Aedifica SA	627	37,220
Affine SA	250	4,458
Alexander’s, Inc.	105	38,115
Alexandria Real Estate Equities, Inc.	3,610	310,424
American Assets Trust, Inc.	1,900	73,188
American Homes 4 Rent – Class A	7,565	120,889
ANF Immobilier	322	7,443
Artis Real Estate Investment Trust	6,800	63,369
Azrieli Group	2,768	109,210
Beni Stabili SpA SIIQ	53,607	41,637
BioMed Realty Trust, Inc.	10,243	189,496
British Land Co. PLC (The)	76,701	956,348
CA Immobilien Anlagen AG(a)	3,653	68,027
Campus Crest Communities, Inc.(b)	3,200	16,544
Canadian Real Estate Investment Trust	3,650	113,750
CapitaLand Ltd.	195,450	391,713
Chambers Street Properties	11,900	80,563
Champion REIT	118,800	59,056
Cofinimmo SA	1,020	107,108
Conwert Immobilien Invest SE(a)(b)	3,094	40,205
Daejan Holdings PLC	255	22,969
Dexus Property Group	73,857	386,530
DIC Asset AG	1,700	15,431
Digital Realty Trust, Inc.	6,810	431,209
Dios Fastigheter AB	2,339	15,298
Duke Realty Corp.	17,358	313,485
DuPont Fabros Technology, Inc.	3,290	87,942
F&C Commercial Property Trust Ltd.	26,533	58,418

236	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fastighets AB Balder – Class B(a)	4,650	$81,298
Fonciere Des Regions	2,584	215,467
Forest City Enterprises, Inc. – Class A(a)	11,510	247,810
Fukuoka REIT Corp.(b)	46	71,433
Gaming and Leisure Properties, Inc.	4,400	136,136
Gecina SA	2,653	334,840
GPT Group (The)	135,863	434,201
Gramercy Property Trust, Inc.	2,750	60,803
Granite Real Estate Investment Trust (Toronto)	2,350	68,699
Great Portland Estates PLC	17,281	217,959
Grivalia Properties REIC AE	1,956	17,112
H&R Real Estate Investment Trust	13,756	215,918
Hamborner REIT AG	2,400	24,190
Hang Lung Properties Ltd.	170,900	386,895
Helical Bar PLC	4,950	32,282
Hemfosa Fastigheter AB	3,968	43,585
Henderson Land Development Co., Ltd.	88,902	549,323
Hispania Activos Inmobiliarios SA(a)	3,400	51,556
Hufvudstaden AB – Class A	5,580	71,574
Hulic Co., Ltd.	25,567	234,700
Hysan Development Co., Ltd.	47,250	189,727
Investors Real Estate Trust	6,167	41,257
Kerry Properties Ltd.	49,550	148,641
Kiwi Property Group Ltd.	63,681	52,834
Klovern AB – Class B	18,850	17,820
Land Securities Group PLC	60,554	1,156,693
Lar Espana Real Estate Socimi SA(b)	1,700	17,302
Lexington Realty Trust(b)	11,830	95,468
Londonmetric Property PLC	29,358	72,815
Mapletree Commercial Trust	65,900	61,731
Merlin Properties Socimi SA(a)	9,771	113,296
Mitsubishi Estate Co., Ltd.	96,440	2,074,504
Mitsui Fudosan Co., Ltd.	72,040	1,996,122
Mobimo Holding AG(a)	326	67,416
Morguard Real Estate Investment Trust	1,750	19,235
Mori Trust Sogo Reit, Inc.(b)	50	86,121
New World Development Co., Ltd.	409,200	415,409
Nomura Real Estate Holdings, Inc.	9,330	175,020
Nomura Real Estate Master Fund, Inc.	75	80,930
NSI NV	6,512	27,473
Orix JREIT, Inc.(b)	110	138,584
Premier Investment Corp.(b)	16	80,186
QTS Realty Trust, Inc. – Class A	1,500	60,285
Quintain Estates & Development PLC(a)	24,612	49,097
Redefine International PLC/Isle of Man	48,900	39,582
Schroder Real Estate Investment Trust Ltd.	26,069	23,702
Select Income REIT	3,355	62,235

AB POOLING PORTFOLIOS •	237

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Silver Bay Realty Trust Corp.	1,750	$27,405
Sino Land Co., Ltd.	232,810	348,560
Spirit Realty Capital, Inc.	21,176	203,290
Sponda Oyj	12,108	48,702
ST Modwen Properties PLC	8,873	60,662
Starwood Waypoint Residential Trust	1,900	45,771
Sumitomo Realty & Development Co., Ltd.	30,990	1,046,420
Sun Hung Kai Properties Ltd.	129,150	1,637,087
Suntec Real Estate Investment Trust	183,500	198,918
Swire Properties Ltd.	89,950	276,381
Swiss Prime Site AG(a)	4,907	385,213
TLG Immobilien AG	2,526	47,842
Tokyu REIT, Inc.	19	22,211
Top REIT, Inc.	13	50,902
United Urban Investment Corp.	159	208,788
UOL Group Ltd.	35,350	156,757
Vereit, Inc.	45,500	370,370
Vornado Realty Trust	13,410	1,169,218
Wallenstam AB – Class B	9,950	75,855
Washington Real Estate Investment Trust(b)	3,384	83,246
Wharf Holdings Ltd. (The)	104,650	590,374
Wihlborgs Fastigheter AB	3,320	57,923
Winthrop Realty Trust(a)	1,600	22,912
WP Carey, Inc.	4,409	253,385

		22,546,536

Health Care – 0.5%
Assura PLC	50,650	39,638
Care Capital Properties, Inc.(a)	4,167	132,461
Chartwell Retirement Residences	8,650	76,664
Extendicare, Inc.(b)	4,400	26,288
HCP, Inc.	35,800	1,326,748
Health Care REIT, Inc.(b)	27,370	1,733,889
Healthcare Realty Trust, Inc.	5,010	114,729
Healthcare Trust of America, Inc. – Class A	6,275	150,663
LTC Properties, Inc.	1,800	73,422
Medical Properties Trust, Inc.	10,450	121,952
National Health Investors, Inc.	1,734	95,543
New Senior Investment Group, Inc.	3,200	36,448
Omega Healthcare Investors, Inc.	8,118	274,226
Physicians Realty Trust	3,500	50,750
Primary Health Properties PLC	5,295	33,415
Sabra Health Care REIT, Inc.	2,950	70,712
Senior Housing Properties Trust	11,780	184,946
Target Healthcare REIT Ltd.	7,150	11,723
Universal Health Realty Income Trust	679	31,234
Ventas, Inc.	25,847	1,422,102

		6,007,553

238	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.1%
Agree Realty Corp.	828	$23,556
EPR Properties	2,857	145,393
Getty Realty Corp.	1,250	19,700
National Retail Properties, Inc.	6,735	234,041
Realty Income Corp.(b)	17,910	800,398

		1,223,088

		29,777,177

Telecommunication Services – 2.2%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	170,892	5,673,614
Bezeq The Israeli Telecommunication Corp., Ltd.	51,093	91,723
BT Group PLC	222,634	1,485,232
CenturyLink, Inc.	15,700	424,528
Deutsche Telekom AG (REG)	84,457	1,440,712
Elisa Oyj	3,776	125,649
Frontier Communications Corp.(b)	32,040	162,443
HKT Trust & HKT Ltd. – Class SS	68,200	79,039
Iliad SA	714	161,285
Inmarsat PLC	11,926	178,163
Koninklijke KPN NV(b)	85,196	330,955
Level 3 Communications, Inc.(a)	7,989	357,348
Nippon Telegraph & Telephone Corp.	20,000	762,843
Orange SA	49,173	777,684
PCCW Ltd.	109,000	57,006
Proximus	4,038	144,844
Singapore Telecommunications Ltd.	212,000	565,782
Spark New Zealand Ltd	46,441	99,344
Swisscom AG (REG)	689	371,901
TDC A/S	20,937	132,370
Telecom Italia SpA (ordinary shares)(a)	267,121	324,189
Telecom Italia SpA (savings shares)	160,303	160,650
Telefonica Deutschland Holding AG(b)	15,739	95,419
Telefonica SA(a)	118,428	1,668,943
Telenor ASA	20,084	399,379
TeliaSonera AB	69,112	389,303
Telstra Corp., Ltd.	113,543	465,825
TPG Telecom Ltd.	7,390	49,310
Verizon Communications, Inc.	115,670	5,321,977

		22,297,460

Wireless Telecommunication Services – 0.5%
KDDI Corp.	46,528	1,154,540
Millicom International Cellular SA	1,756	116,998
NTT DOCOMO, Inc.	40,640	852,373
SoftBank Group Corp.	25,600	1,489,493

AB POOLING PORTFOLIOS •	239

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

StarHub Ltd.(b)	16,000	$41,510
Tele2 AB – Class B	8,468	83,464
Vodafone Group PLC	705,240	2,428,451

		6,166,829

		28,464,289

Utilities – 2.1%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	13,550	735,629
AusNet Services	44,949	41,676
Cheung Kong Infrastructure Holdings Ltd.	16,000	133,025
Chubu Electric Power Co., Inc.	17,100	264,699
Chugoku Electric Power Co., Inc. (The)(b)	7,900	115,450
CLP Holdings Ltd.	50,000	414,799
Contact Energy Ltd.	8,742	28,715
Duke Energy Corp.	19,708	1,397,494
Edison International	9,050	529,244
EDP – Energias de Portugal SA	61,603	215,116
Electricite de France SA	6,419	138,464
Endesa SA	8,422	173,981
Enel SpA	187,607	843,622
Entergy Corp.	5,050	329,917
Eversource Energy	8,800	415,712
Exelon Corp.	23,932	736,148
FirstEnergy Corp.	11,650	372,334
Fortum Oyj	11,791	190,863
Hokuriku Electric Power Co.	4,500	64,908
Iberdrola SA	144,451	976,791
Kansai Electric Power Co., Inc. (The)(a)	18,700	233,004
Kyushu Electric Power Co., Inc.(a)(b)	11,300	134,617
Mighty River Power Ltd.(b)	18,520	32,446
NextEra Energy, Inc.	12,300	1,210,443
Pepco Holdings, Inc.	6,950	159,711
Pinnacle West Capital Corp.	3,000	178,590
Power Assets Holdings Ltd.	36,500	314,424
PPL Corp.	18,550	574,864
Red Electrica Corp. SA	2,873	228,608
Shikoku Electric Power Co., Inc.(b)	4,700	73,385
Southern Co. (The)	25,250	1,096,102
SSE PLC	26,274	588,778
Terna Rete Elettrica Nazionale SpA	40,101	186,640
Tohoku Electric Power Co., Inc.	12,000	164,490
Tokyo Electric Power Co., Inc.(a)	38,400	262,951
Xcel Energy, Inc.	14,000	472,220

		14,029,860

Gas Utilities – 0.1%
AGL Resources, Inc.	3,300	201,267
APA Group	29,642	184,870

240	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Enagas SA	5,716	$155,972
Gas Natural SDG SA	9,297	188,027
Hong Kong & China Gas Co., Ltd.	183,898	346,590
Osaka Gas Co., Ltd.	49,000	198,827
Snam SpA	55,873	272,949
Toho Gas Co., Ltd.	10,000	60,176
Tokyo Gas Co., Ltd.	61,000	333,271

		1,941,949

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	19,000	228,000
Electric Power Development Co., Ltd.	3,800	118,958
Enel Green Power SpA	44,329	84,199
Meridian Energy Ltd.	33,214	46,274
NRG Energy, Inc.	9,350	186,252

		663,683

Multi-Utilities – 0.8%
AGL Energy Ltd.	17,909	215,131
Ameren Corp.	6,750	271,957
CenterPoint Energy, Inc.	11,950	222,509
Centrica PLC	131,613	487,328
CMS Energy Corp.	7,650	250,767
Consolidated Edison, Inc.	8,150	512,716
Dominion Resources, Inc./VA	16,400	1,143,900
DTE Energy Co.	4,950	386,397
E.ON SE	53,230	601,544
Engie	38,869	694,199
National Grid PLC	99,421	1,309,934
NiSource, Inc.	8,800	147,752
PG&E Corp.	13,250	656,935
Public Service Enterprise Group, Inc.	14,000	563,500
RWE AG	12,991	194,513
SCANA Corp.	3,950	208,916
Sempra Energy	6,500	616,525
Suez Environnement Co.	7,861	141,394
TECO Energy, Inc.	6,500	136,955
United Utilities Group PLC	18,101	236,131
Veolia Environnement SA	11,967	261,359
WEC Energy Group, Inc.	9,295	442,907

		9,703,269

Water Utilities – 0.0%
Severn Trent PLC	6,343	201,162

		26,539,923

Retail – 1.5%
Regional Mall – 0.6%
CapitaLand Mall Trust	194,550	264,315
CBL & Associates Properties, Inc.	8,540	127,075

AB POOLING PORTFOLIOS •	241

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

General Growth Properties, Inc.	42,770	$1,085,503
Macerich Co. (The)	11,890	905,781
Pennsylvania Real Estate Investment Trust(b)	3,310	65,670
Rouse Properties, Inc.(b)	1,800	27,972
Simon Property Group, Inc.	24,303	4,358,014
Taubman Centers, Inc.	3,100	213,869
Westfield Corp.	149,781	1,037,201
WP GLIMCHER, Inc.	9,258	112,114

		8,197,514

Shopping Center/Other Retail – 0.9%
Acadia Realty Trust	3,390	100,174
Aeon Mall Co., Ltd.	8,832	148,589
AEON REIT Investment Corp.	50	55,963
Brixmor Property Group, Inc.	8,777	200,291
BWP Trust	24,558	55,163
Capital & Counties Properties PLC	36,541	246,789
Cedar Realty Trust, Inc.	4,200	26,292
Charter Hall Retail REIT	16,080	45,880
Citycon Oyj(a)	19,730	49,531
Crombie Real Estate Investment Trust	3,850	37,985
DDR Corp.	15,320	234,243
Deutsche Euroshop AG	2,315	102,955
Development Securities PLC	6,263	24,387
Equity One, Inc.	3,256	76,549
Eurocommercial Properties NV	2,298	101,872
Federal Realty Investment Trust	3,473	448,295
Federation Centres	300,882	604,849
First Capital Realty, Inc.	4,430	58,557
Fortune Real Estate Investment Trust(b)	66,200	65,075
Frontier Real Estate Investment Corp.	24	96,121
Hammerson PLC	60,227	575,896
Immobiliare Grande Distribuzione SIIQ SpA	15,234	14,293
Inland Real Estate Corp.	4,300	36,163
Intu Properties PLC	70,464	346,196
Japan Retail Fund Investment Corp.(b)	187	343,757
Kimco Realty Corp.	32,056	738,891
Kite Realty Group Trust	4,112	96,673
Klepierre	13,397	589,588
Link REIT	175,300	930,681
Mercialys SA	2,040	45,934
Ramco-Gershenson Properties Trust	3,929	60,899
Regency Centers Corp.	4,712	279,469
Retail Opportunity Investments Corp.	4,685	74,632
Retail Properties of America, Inc. – Class A	11,900	162,435
RioCan Real Estate Investment Trust (Toronto)	15,962	294,950
Saul Centers, Inc.	697	34,390
Scentre Group	398,840	1,080,343

242	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Shaftesbury PLC	13,983	$191,960
Shopping Centres Australasia Property Group	34,300	48,053
Smart Real Estate Investment Trust	5,600	124,591
Tanger Factory Outlet Centers, Inc.	4,790	151,556
Unibail-Rodamco SE	7,603	1,973,903
Urban Edge Properties	4,460	93,259
Urstadt Biddle Properties, Inc. – Class A	1,300	23,309
Vastned Retail NV	910	41,473
Weingarten Realty Investors	5,578	176,488
Wereldhave Belgium NV	100	11,210
Wereldhave NV	1,720	98,447

		11,418,999

		19,616,513

Residential – 1.1%
Multi-Family – 0.8%
ADLER Real Estate AG(a)	850	12,635
Ado Properties SA(a)(e)	1,178	25,711
Advance Residence Investment Corp.	46	95,504
Apartment Investment & Management Co. – Class A	12,120	436,683
AvalonBay Communities, Inc.	10,331	1,705,235
Boardwalk Real Estate Investment Trust	2,000	82,898
BUWOG AG(a)(b)	2,558	53,946
Camden Property Trust	4,350	313,331
Canadian Apartment Properties REIT	5,950	126,634
Daiwa House Residential Investment Corp.(b)	33	61,329
Deutsche Annington Immobilien SE	34,743	1,138,747
Deutsche Wohnen AG	24,787	652,223
Equity LifeStyle Properties, Inc.	3,849	214,620
Equity Residential	28,300	2,016,375
Essex Property Trust, Inc.	5,198	1,115,595
Grainger PLC	20,665	74,046
Grand City Properties SA(b)	4,000	70,607
Home Properties, Inc.	2,900	215,209
Killam Properties, Inc.(b)	2,650	20,042
LEG Immobilien AG(a)(b)	2,900	217,404
Mid-America Apartment Communities, Inc.	3,812	299,585
Mirvac Group	282,670	351,410
Nippon Accommodations Fund, Inc.(b)	24	79,685
Northern Property Real Estate Investment Trust	1,600	25,175
Post Properties, Inc.	2,750	152,240
Stockland	180,617	501,835
Sun Communities, Inc.	2,586	168,633
TAG Immobilien AG(b)	5,820	66,548
UDR, Inc.	13,030	420,869
UNITE Group PLC (The)	11,173	110,439

		10,825,193

AB POOLING PORTFOLIOS •	243

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Self Storage – 0.3%
Big Yellow Group PLC	7,154	$73,599
CubeSmart	8,328	210,615
Extra Space Storage, Inc.	5,500	404,140
Public Storage	11,405	2,295,484
Safestore Holdings PLC	10,400	46,557
Sovran Self Storage, Inc.	1,798	161,335

		3,191,730

Student Housing – 0.0%
American Campus Communities, Inc.	5,670	194,198
Education Realty Trust, Inc.	2,393	69,995

		264,193

		14,281,116

Office – 0.7%
Office – 0.7%
Allied Properties Real Estate Investment Trust	3,887	102,995
Allreal Holding AG(a)	480	64,950
alstria office REIT-AG(a)(b)	4,120	55,140
Befimmo SA	820	50,599
Boston Properties, Inc.	12,000	1,360,560
Brandywine Realty Trust	8,991	108,971
CapitaLand Commercial Trust Ltd	154,050	145,090
Castellum AB	8,260	116,895
Columbia Property Trust, Inc.	6,250	133,625
Cominar Real Estate Investment Trust	8,305	102,455
Corporate Office Properties Trust	4,750	99,893
Cousins Properties, Inc.	10,639	97,560
Cromwell Property Group	73,426	53,489
Daiwa Office Investment Corp.	19	89,108
Derwent London PLC	5,020	275,750
DO Deutsche Office AG	3,250	16,420
Douglas Emmett, Inc.	6,830	188,713
Dream Global Real Estate Investment Trust	4,750	32,747
Dream Office Real Estate Investment Trust	5,450	88,072
Empire State Realty Trust, Inc. – Class A	4,479	72,605
Entra ASA(e)	3,118	26,257
Equity Commonwealth(a)	6,474	166,317
Fabege AB	6,690	94,559
First Potomac Realty Trust	2,950	31,005
Franklin Street Properties Corp.	4,420	46,012
Government Properties Income Trust(b)	3,508	55,567
Highwoods Properties, Inc.	4,730	179,456
Hongkong Land Holdings Ltd.	58,750	407,049
Hudson Pacific Properties, Inc.	3,650	103,624
ICADE	2,685	192,379

244	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Inmobiliaria Colonial SA(a)	84,309	$59,089
Investa Office Fund	28,410	77,676
Japan Excellent, Inc.	32	34,480
Japan Prime Realty Investment Corp.	61	197,184
Japan Real Estate Investment Corp.	97	406,610
Kenedix Office Investment Corp. – Class A	18	80,046
Keppel REIT	92,700	64,354
Kilroy Realty Corp.	4,454	288,886
Liberty Property Trust	7,530	231,472
Mack-Cali Realty Corp.	4,477	83,854
Mori Hills REIT Investment Corp.	48	55,128
New York REIT, Inc.	8,200	78,556
Nippon Building Fund, Inc.(b)	106	445,343
Nomura Real Estate Office Fund, Inc.	18	70,962
Norwegian Property ASA(a)	12,417	14,695
NTT Urban Development Corp.	8,527	79,392
Paramount Group, Inc.	7,221	118,713
Parkway Properties Inc/Md	4,000	63,360
Piedmont Office Realty Trust, Inc. – Class A	7,750	131,440
PS Business Parks, Inc.	1,040	75,878
PSP Swiss Property AG (REG)(a)	1,980	171,507
SL Green Realty Corp.	7,800	807,378
Technopolis Oyj	4,777	18,931
Tokyo Tatemono Co., Ltd.	15,100	189,680
Workspace Group PLC	5,847	80,385

		8,482,861

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,760	36,842
CDL Hospitality Trusts	32,138	30,048
Chatham Lodging Trust	1,850	42,458
Chesapeake Lodging Trust	2,984	86,268
DiamondRock Hospitality Co.	10,070	118,423
FelCor Lodging Trust, Inc.	7,190	58,023
Hersha Hospitality Trust	2,085	50,957
Hospitality Properties Trust	7,510	193,157
Host Hotels & Resorts, Inc.	59,090	1,047,665
InnVest Real Estate Investment Trust	4,651	18,560
Japan Hotel REIT Investment Corp.	110	67,810
LaSalle Hotel Properties	5,650	177,749
Pandox AB(a)	2,626	36,788
Pebblebrook Hotel Trust	3,600	137,016
RLJ Lodging Trust	6,650	183,141
Ryman Hospitality Properties, Inc.	2,460	126,026
Strategic Hotels & Resorts, Inc.(a)	13,808	186,270
Summit Hotel Properties, Inc.	4,100	49,733

AB POOLING PORTFOLIOS •	245

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sunstone Hotel Investors, Inc.	10,481	$144,952
Xenia Hotels & Resorts, Inc.(b)	5,700	105,450

		2,897,336

Total Common Stocks (cost $697,025,569)		873,539,933

INVESTMENT COMPANIES – 8.7%
Funds and Investment Trusts – 8.7%
F&C UK Real Estate Investment Ltd.	11,760	18,122
iShares Core MSCI Emerging Markets ETF(b)	2,327,389	94,701,459
iShares International Developed Real Estate ETF(b)	287,239	8,111,629
Medicx Fund Ltd.	18,175	21,754
Picton Property Income Ltd.	27,142	29,990
Standard Life Investment Property Income Trust PLC	13,912	17,879
UK Commercial Property Trust Ltd.	30,703	40,871
Vanguard REIT ETF(b)	109,765	8,125,903

Total Investment Companies (cost $133,612,614)		111,067,607

SHORT-TERM INVESTMENTS – 23.3%
Investment Companies – 20.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(f)(g) (cost $258,901,017)	258,901,017	258,901,017

	Principal Amount (000)
U.S. TREASURY BILLS – 3.0%
U.S. Treasury Bill Zero Coupon, 11/27/15(h)(i)	$29,000	28,996,146
Zero Coupon, 12/24/15(i)	10,000	9,996,833

Total U.S. Treasury Bills (cost $38,992,979)		38,992,979

Total Short-Term Investments (cost $297,893,996)		297,893,996

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,128,532,179)		1,282,501,536

246	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 9.7%
Investment Companies – 9.7%
AB Exchange Reserves – Class I, 0.11%(f)(g) (cost $124,645,745)	124,645,745	$124,645,745

Total Investments – 110.1% (cost $1,253,177,924)		1,407,147,281
Other assets less liabilities – (10.1)%		(129,163,224)

Net Assets – 100.0%		$1,277,984,057

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	6	September 2015	$1,858,714	$1,724,801	$(133,913)
MSCI EAFE Mini Index Futures	21	September 2015	1,956,067	1,819,335	(136,732)
S&P TSX 60 Index Futures	185	September 2015	22,132,250	22,895,789	763,539
TOPIX Index Futures	623	September 2015	85,474,357	78,803,192	(6,671,165)

Sold Contracts
EURO STOXX 50 Futures	2,731	September 2015	97,110,791	100,181,552	(3,070,761)
FTSE 100 Index Futures	682	September 2015	63,022,804	65,062,715	(2,039,911)
Hang Seng Index Futures	18	September 2015	2,477,957	2,492,578	(14,621)
S&P 500 E-Mini Futures	583	September 2015	55,832,926	57,402,180	(1,569,254)
SPI 200 Futures	60	September 2015	5,824,350	5,515,644	308,706

					$(12,564,112)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	1,624	USD	1,749	9/17/15	$68,606
Barclays Bank PLC	EUR	58,753	USD	66,530	9/17/15	585,607
Barclays Bank PLC	JPY	290,148	USD	2,369	9/17/15	(24,928)
Barclays Bank PLC	USD	3,402	CHF	3,174	9/17/15	(116,582)
Barclays Bank PLC	USD	46,245	JPY	5,614,908	9/17/15	78,710
BNP Paribas SA	CAD	38,076	USD	30,683	9/17/15	1,742,799

AB POOLING PORTFOLIOS •	247

AB Volatility Management—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	2,413	USD	2,637	9/17/15	$(71,306)
BNP Paribas SA	USD	41,829	JPY	5,142,245	9/17/15	595,652
Brown Brothers Harriman & Co.	USD	4,496	AUD	5,824	9/17/15	(354,637)
Citibank	AUD	2,285	USD	1,762	9/17/15	137,471
Citibank	USD	2,479	AUD	3,237	9/17/15	(177,447)
Citibank	USD	1,403	CAD	1,762	9/17/15	(63,727)
Citibank	USD	1,348	EUR	1,219	9/17/15	19,879
Citibank	USD	1,712	GBP	1,088	9/17/15	(42,463)
Credit Suisse International	USD	28,627	AUD	40,085	9/17/15	(121,791)
Credit Suisse International	USD	19,482	EUR	16,962	9/17/15	(443,561)
Credit Suisse International	USD	4,091	AUD	5,755	12/15/15	(17,137)
Deutsche Bank AG	USD	4,969	EUR	4,469	9/17/15	46,646
Deutsche Bank AG	USD	5,763	GBP	3,633	9/17/15	(188,476)
Deutsche Bank AG	USD	1,922	JPY	238,179	9/17/15	42,750
Goldman Sachs Bank USA	CAD	5,988	USD	4,719	9/17/15	167,806
Goldman Sachs Bank USA	JPY	499,493	USD	4,034	9/17/15	(86,948)
Goldman Sachs Bank USA	USD	1,646	JPY	196,772	9/17/15	(22,135)
HSBC Bank USA	USD	3,297	GBP	2,114	9/17/15	(53,556)
HSBC Bank USA	USD	21,060	CAD	28,070	12/15/15	271,478
JPMorgan Chase Bank	CHF	1,550	USD	1,649	9/17/15	44,351
JPMorgan Chase Bank	CHF	678	USD	723	12/15/15	19,428
Morgan Stanley & Co., Inc.	GBP	4,153	USD	6,514	9/17/15	141,683
Morgan Stanley & Co., Inc.	JPY	822,065	USD	6,633	9/17/15	(148,991)
Morgan Stanley & Co., Inc.	USD	7,220	EUR	6,528	9/17/15	107,285
Morgan Stanley & Co., Inc.	GBP	25,789	USD	40,429	12/15/15	877,264
Royal Bank of Scotland PLC	USD	1,383	AUD	1,810	9/17/15	(96,025)
Royal Bank of Scotland PLC	USD	2,023	SEK	16,693	9/17/15	(50,945)
Standard Chartered Bank	AUD	48,671	USD	36,088	9/17/15	1,477,545
Standard Chartered Bank	GBP	1,583	USD	2,434	9/17/15	5,526
Standard Chartered Bank	USD	35,052	CAD	43,093	9/17/15	(2,298,539)
State Street Bank & Trust Co.	SEK	16,693	USD	1,956	9/17/15	(16,623)
State Street Bank & Trust Co.	USD	3,712	EUR	3,344	9/17/15	41,140
State Street Bank & Trust Co.	USD	3,345	JPY	409,943	9/17/15	37,400
UBS AG	EUR	11,733	USD	13,059	9/17/15	(109,873)
UBS AG	GBP	3,630	USD	5,647	9/17/15	77,291
UBS AG	JPY	300,009	USD	2,524	9/17/15	48,692
UBS AG	JPY	706,456	USD	5,827	9/17/15	(1,853)
UBS AG	USD	3,930	GBP	2,531	9/17/15	(46,358)

						$2,081,108

248	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Russell 2000 Total Return Index	5,334	LIBOR Minus 0.30%	$29,059	1/15/16	$(1,648,772)
Citibank, NA
S&P Midcap 400 Index	26,975	LIBOR Plus 0.07%	55,871	2/3/16	(3,720,143)
Goldman Sachs International
Russell 2000 Total Return Index	192	LIBOR Minus 0.57%	1,125	4/15/16	(93,915)
Russell 2000 Total Return Index	559	LIBOR Minus 0.49%	3,374	4/15/16	(273,744)
UBS AG
Russell 2000 Total Return Index	1,214	LIBOR Minus 0.60%	6,123	10/15/15	(374,548)

					$(6,111,122)

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $451,116 or 0.0% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

AB POOLING PORTFOLIOS •	249

AB Volatility Management—Portfolio of Investments

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

250	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2015

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $394,170,775, $323,162,122 and $392,458,245, respectively)(a)	$441,428,426		$426,343,193		$366,416,393
Affiliated issuers (cost $15,393,873, $35,360,532 and $210,915,—including investment of cash collateral for securities loaned of $6,081,135, $2,930,293 and $210,915, respectively)	15,393,873		35,360,532		210,915
Cash	13,319		– 0	–	– 0	–
Cash collateral due from broker	– 0	–	– 0	–	344,816
Foreign currencies, at value (cost $0, $0 and $2,273,843, respectively)	– 0	–	– 0	–	2,224,445
Receivable for investment securities sold	3,872,749		– 0	–	2,866,266
Dividends and interest receivable	1,240,426		183,208		1,916,891
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	1,583,380
Receivable for shares of beneficial interest sold	– 0	–	– 0	–	10,845

Total assets	461,948,793		461,886,933		375,573,951

See notes to financial statements.

AB POOLING PORTFOLIOS •	251

Statement of Assets & Liabilities

	AB U.S. Value			AB U.S. Large Cap Growth		AB International Value
Liabilities
Due to custodian	$	– 0	–	$15,257		$145,872
Payable for investment securities purchased and foreign currency transactions		6,247,991		5,007,767		1,555,599
Payable for collateral received on securities loaned		6,081,135		2,930,293		210,915
Payable for shares of beneficial interest redeemed		48,345		256,029		14,222
Administrative fee payable		8,139		8,139		7,297
Unrealized depreciation of forward currency exchange contracts		– 0	–	– 0	–	1,078,879
Payable for variation margin on exchange-traded derivatives		– 0	–	– 0	–	7,796
Accrued expenses		90,098		84,278		164,095

Total liabilities		12,475,708		8,301,763		3,184,675

Net Assets		$449,473,085		$453,585,170		$372,389,276

Composition of Net Assets
Paid-in capital		$705,653,227		$273,216,784		$813,546,440
Undistributed net investment income		2,426,836		798,934		14,411,627
Accumulated net realized gain (loss) on investment and foreign currency transactions		(305,864,629)		76,388,381		(429,758,023)
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities		47,257,651		103,181,071		(25,810,768)

Net Assets		$449,473,085		$453,585,170		$372,389,276

Shares of beneficial interest outstanding—unlimited shares authorized, without par value		35,591,264		36,034,881		52,852,506

Net Asset Value		$12.63		$12.59		$7.05

(a)	Includes securities on loan with a value of $5,952,903, $2,869,911 and $199,056, respectively (see Note D).

See notes to financial statements.

252	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $357,123,156, $894,667,433 and $986,410,715, respectively)(a)	$369,452,406		$892,875,796		$970,988,471
Affiliated issuers (cost $6,050,194, $3,756,308 and $4,458,849,—including investment of cash collateral for securities loaned of $6,050,194, $0 and $0, respectively)	6,050,194		3,756,308		4,458,849
Cash collateral due from broker	– 0	–	385,413		1,566,125
Foreign currencies, at value (cost $1,463,899, $0 and $548,300, respectively)	1,454,499		– 0	–	506,791
Receivable for investment securities sold and foreign currency transactions	6,972,228		– 0	–	27,990
Unrealized appreciation of forward currency exchange contracts	1,084,707		– 0	–	5,289,593
Dividends and interest receivable	885,148		2,086,677		7,598,370
Receivable for shares of beneficial interest sold	33,537		197,199		302,361
Receivable for variation margin on exchange-traded derivatives	– 0	–	5,955		346,883

Total assets	385,932,719		899,307,348		991,085,433

See notes to financial statements.

AB POOLING PORTFOLIOS •	253

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Liabilities
Due to custodian	$796,001		$213,202		$518,569
Payable for collateral received on securities loaned	6,050,194		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	2,836,971		– 0	–	4,950,234
Payable for investment securities purchased and foreign currency transactions	799,161		– 0	–	52,154,337
Audit and tax fee payable	55,511		48,833		55,866
Payable for shares of beneficial interest redeemed	47,065		531,054		2,351,228
Administrative fee payable	8,139		7,037		8,315
Payable for variation margin on exchange-traded derivatives	– 0	–	54,523		– 0	–
Accrued expenses and other liabilities	89,503		47,262		51,521

Total liabilities	10,682,545		901,911		60,090,070

Net Assets	$375,250,174		$898,405,437		$930,995,363

Composition of Net Assets
Paid-in capital	$703,227,540		$970,486,415		$932,143,928
Undistributed net investment income	4,482,624		422,524		19,753,680
Accumulated net realized gain (loss) on investment and foreign currency transactions	(342,948,442)		(71,150,749)		(6,208,167)
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	10,488,452		(1,352,753)		(14,694,078)

Net Assets	$375,250,174		$898,405,437		$930,995,363

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	45,066,519		95,281,668		92,688,649

Net Asset Value	$8.33		$9.43		$10.04

(a)	Includes securities on loan with a value of $5,621,307 for the AB International Growth Portfolio (see Note D).

See notes to financial statements.

254	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB High-Yield		AB Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $930,058,431, $334,872,930 and $241,521,904, respectively)(a)	$911,453,859		$319,507,788		$272,710,766
Affiliated issuers (cost $3,467,407, $5,978,392 and $13,288,859,—including investment of cash collateral for securities loaned of $0, $0 and $6,422,235, respectively)	3,467,407		5,978,392		13,288,859
Cash collateral due from broker	2,305,906		1,511,420		– 0	–
Receivable for investment securities sold	66,578,155		487,723		2,413,818
Dividends and interest receivable	2,478,609		5,636,677		196,511
Unrealized appreciation of forward currency exchange contracts	418,556		280,265		– 0	–
Unrealized appreciation on credit default swaps	219,162		1,628,107		– 0	–
Unrealized appreciation on inflation swaps	172,829		– 0	–	– 0	–
Receivable for variation margin on exchange-traded derivatives	138,479		61,867		– 0	–
Upfront premium paid on credit default swaps	78,627		1,062,141		– 0	–
Receivable for shares of beneficial interest sold	75,282		5,071		5,206
Unrealized appreciation on total return swaps	– 0	–	42,925		– 0	–

Total assets	987,386,871		336,202,376		288,615,160

See notes to financial statements.

AB POOLING PORTFOLIOS •	255

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB High-Yield		AB Small-Mid Cap Value
Liabilities
Due to custodian	$1,010,808		$794,345		$	– 0	–
Payable reverse repurchase agreements	249,644,916		7,111,831			– 0	–
Payable for investment securities purchased and foreign currency transactions	16,320,113		1,668,181			243,779
Payable for shares of beneficial interest redeemed	1,640,345		333,885			133,174
Unrealized depreciation on inflation swaps	931,350		– 0	–		– 0	–
Unrealized depreciation on interest rate swaps	274,223		– 0	–		– 0	–
Unrealized depreciation of forward currency exchange contracts	264,497		289,123			– 0	–
Upfront premium received on credit default swaps	139,571		996,641			– 0	–
Unrealized depreciation on credit default swaps	19,307		1,122,874			– 0	–
Administrative fee payable	7,037		7,037			8,121
Unrealized depreciation on total return swaps	– 0	–	544,491			– 0	–
Options written, at value (premiums received $0, $455,785 and $0, respectively)	– 0	–	278,507			– 0	–
Swaptions written, at value (premiums received $0, $47,331 and $0, respectively)	– 0	–	39,792			– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–		6,422,235
Accrued expenses	116,436		176,420			84,079

Total liabilities	270,368,603		13,363,127			6,891,388

Net Assets	$717,018,268		$322,839,249			$281,723,772

See notes to financial statements.

256	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Bond Inflation Protection	AB High-Yield	AB Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$728,528,976	$347,328,827	$223,530,283
Undistributed net investment income	16,068,300	4,978,640	908,063
Accumulated net realized gain (loss) on investment and foreign currency transactions	(7,056,497)	(14,162,006)	26,096,564
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	(20,522,511)	(15,306,212)	31,188,862

Net Assets	$717,018,268	$322,839,249	$281,723,772

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	74,344,450	32,549,814	24,992,510

Net Asset Value	$9.64	$9.92	$11.27

(a)	Includes securities on loan with a value of $6,202,595 for the AB Small-Mid Cap Value Portfolio (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	257

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $209,844,596, $807,509,620 and $869,631,162, respectively)(a)	$274,317,559		$720,020,014		$1,023,600,519
Affiliated issuers (cost $14,170,129, $130,381,998 and $383,546,762,—including investment of cash collateral for securities loaned of $7,862,001, $26,857,470 and $124,645,745, respectively)	14,170,129		130,381,998		383,546,762
Cash collateral due from broker	– 0	–	6,038,725		1,649,956
Foreign currencies, at value (cost $0, $1,890,853 and $666,148, respectively)	– 0	–	1,876,610		657,006
Receivable for investment securities sold and foreign currency transactions	1,259,725		28,728		– 0	–
Dividends and interest receivable	93,127		2,282,995		2,621,003
Receivable for shares of beneficial interest sold	11,309		49,157		888,442
Unrealized appreciation of forward currency exchange contracts	– 0	–	5,753,945		6,635,009
Unrealized appreciation on total return swaps	– 0	–	5,418,791		– 0	–
Receivable for variation margin on exchange-traded derivatives	– 0	–	2,393,457		10,208
Unrealized appreciation on inflation swaps	– 0	–	1,012,574		– 0	–
Collateral due from Securities Lending Agent	– 0	–	– 0	–	71,162

Total assets	289,851,849		875,256,994		1,419,680,067

See notes to financial statements.

258	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Liabilities
Due to custodian	$2,347		$365,019		$4,392,271
Payable for collateral received on securities loaned	7,862,001		26,857,470		124,716,907
Payable for investment securities purchased and foreign currency transactions	1,556,430		1,308,363		412,723
Payable for shares of beneficial interest redeemed	469,790		242,328		14,618
Administrative fee payable	8,122		8,215		7,294
Unrealized depreciation of forward currency exchange contracts	– 0	–	4,760,627		4,553,901
Unrealized depreciation on total return swaps	– 0	–	3,885,532		6,111,122
Options written, at value (premiums received $0, $3,317,932 and $0, respectively)	– 0	–	1,573,867		– 0	–
Cash collateral due to broker	– 0	–	3,110,000		– 0	–
Unrealized depreciation on inflation swaps	– 0	–	97,323		– 0	–
Transfer Agent fee payable	– 0	–	1,044		– 0	–
Payable for terminated total return swaps	– 0	–	– 0	–	1,196,861
Accrued expenses and other liabilities	80,023		220,574		290,313

Total liabilities	9,978,713		42,430,362		141,696,010

Net Assets	$279,873,136		$832,826,632		$1,277,984,057

See notes to financial statements.

AB POOLING PORTFOLIOS •	259

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth	AB Multi-Asset Real Return*	AB Volatility Management
Composition of Net Assets
Paid-in capital	$184,050,647	$1,231,846,895	$1,072,605,104
Undistributed net investment income	192,770	17,629,764	29,194,263
Accumulated net realized gain (loss) on investment and foreign currency transactions	31,156,756	(315,129,152)	38,900,519
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	64,472,963	(101,520,875)	137,284,171

Net Assets	$279,873,136	$832,826,632	$1,277,984,057

Shares of beneficial interest outstanding—unlimited. shares authorized, without par value	25,589,094	132,902,984	113,917,810

Net Asset Value	$10.94	$6.27	$11.22

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $7,537,578, $25,601,329 and 121,005,875, respectively (see Note D).

See notes to financial statements.

260	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,147, 0 and $1,439,724, respectively)	$10,466,899		$4,434,676		$11,038,286
Affiliated issuers	9,035		28,608		11,536
Securities lending income	199,303		62,651		293,367

Total income	10,675,237		4,525,935		11,343,189

Expenses
Custodian	108,250		110,433		156,369
Audit and tax	45,795		45,770		83,214
Legal	34,098		34,098		27,764
Administrative	30,205		30,205		28,234
Trustees’ fees	17,291		17,291		17,291
Printing	3,949		3,949		3,949
Registration fees	536		534		286
Miscellaneous	11,807		11,079		15,918

Total expenses	251,931		253,359		333,025

Net investment income	10,423,306		4,272,576		11,010,164

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	64,316,719		95,323,469		24,453,703	(a)
Futures	– 0	–	– 0	–	158,021
Foreign currency transactions	– 0	–	– 0	–	3,807,379
Net change in unrealized appreciation/depreciation of:
Investments	(93,484,850)		(42,723,450)		(74,317,511	)(b)
Futures	– 0	–	– 0	–	(47,642)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(199,486)

Net gain (loss) on investment and foreign currency transactions	(29,168,131)		52,600,019		(46,145,536)

Net Increase (Decrease) in Net Assets from Operations	$(18,744,825)		$56,872,595		$(35,135,372)

(a)	Net of foreign capital gains taxes of $68,100.

(b)	Net of decrease in accrued foreign capital gains taxes of $68,769.

See notes to financial statements.

AB POOLING PORTFOLIOS •	261

Statement of Operations

	AB International Growth		AB Short Duration Bond			AB Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $430,241, $0 and $0, respectively)	$7,489,915		$	– 0	–	$	– 0	–
Affiliated issuers	9,209			21,966			28,180
Interest	– 0	–		8,792,141			25,731,337
Securities lending income	125,231			– 0	–		– 0	–
Other income	– 0	–		5,338			1,728

Total income	7,624,355			8,819,445			25,761,245

Expenses
Custodian	206,564			175,372			248,315
Audit and tax	69,355			51,693			58,729
Legal	32,764			33,926			33,926
Administrative	30,205			29,786			33,025
Trustees’ fees	17,289			17,124			17,103
Printing	3,948			5,333			6,715
Registration fees	534			534			1,158
Miscellaneous	20,577			23,266			16,547

Total expenses	381,236			337,034			415,518

Net investment income	7,243,119			8,482,411			25,345,727

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,540,454	(a)		(198,338)			14,794,437
Futures	– 0	–		576,608			(4,496,254)
Swaps	– 0	–		83,007			– 0	–
Foreign currency transactions	(1,228,840)			(209,062)			30,509,320
Net change in unrealized appreciation/depreciation of:
Investments	(52,357,106	)(b)		(1,051,915)			(43,177,520)
Futures	– 0	–		140,240			1,031,735
Swaps	– 0	–		98,693			– 0	–
Foreign currency denominated assets and liabilities	(1,470,167)			174,096			(2,626,095)

Net loss on investment and foreign currency transactions	(53,515,659)			(386,671)			(3,964,377)

Net Increase (Decrease) in Net Assets from Operations	$(46,272,540)			$8,095,740			$21,381,350

(a)	Net of foreign capital gains taxes of $66,649.

(b)	Net of increase in accrued foreign capital gains taxes of $25,008.

See notes to financial statements.

262	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Bond Inflation Protection		AB High-Yield		AB Small-Mid Cap Value
Investment Income
Interest	$10,241,398		$21,896,899		$	– 0	–
Dividends
Unaffiliated issuers	35,318		962,665			3,857,281
Affiliated issuers	9,658		7,296			9,417
Securities lending income	– 0	–	– 0	–		166,148
Other income	5,881		36,215			– 0	–

Total income	10,292,255		22,903,075			4,032,846

Expenses
Custodian	187,870		222,680			89,682
Audit and tax	75,433		135,241			56,381
Legal	33,224		33,224			33,926
Administrative	29,786		29,786			32,245
Trustees’ fees	16,964		17,146			17,249
Printing	6,385		6,091			5,451
Registration fees	1,158		1,158			1,535
Miscellaneous	11,696		7,600			3,316

Total expenses before interest expense	362,516		452,926			239,785
Interest expense	601,496		– 0	–		– 0	–

Total expenses	964,012		452,926			239,785

Net investment income	9,328,243		22,450,149			3,793,061

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,479,837		(1,194,064)			31,868,252
Securities sold short	15,748		– 0	–		– 0	–
Futures	(3,992,622)		(163,878)			– 0	–
Options written	– 0	–	366,810			– 0	–
Swaptions written	– 0	–	667,030			– 0	–
Swaps	(1,677,798)		195,602			– 0	–
Foreign currency transactions	5,700,978		3,143,960			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(32,193,031)		(33,880,839)			(38,624,613)
Futures	344,542		38,600			– 0	–
Options written	– 0	–	214,048			– 0	–
Swaptions written	– 0	–	(152,048)			– 0	–
Swaps	(494,792)		449,022			– 0	–
Foreign currency denominated assets and liabilities	12,880		(127,001)			– 0	–

Net loss on investment and foreign currency transactions	(29,804,258)		(30,442,758)			(6,756,361)

Net Decrease in Net Assets from Operations	$(20,476,015)		$(7,992,609)			$(2,963,300)

See notes to financial statements.

AB POOLING PORTFOLIOS •	263

Statement of Operations

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $1,386,287 and $1,003,850, respectively)	$121,917		$19,515,036		$28,566,812
Affiliated issuers	12,184		134,552		270,836
Interest	– 0	–	(705,465	)**	– 0	–
Securities lending income	158,635		512,533		683,056

Total income	292,736		19,456,656		29,520,704

Expenses
Custodian	127,602		281,927		358,838
Audit and tax	46,135		113,924		109,162
Legal	33,926		33,926		34,098
Administrative	32,246		32,925		41,660
Trustees’ fees	17,092		17,161		17,291
Printing	7,839		7,208		6,579
Registration fees	1,155		534		1,234
Transfer agency	– 0	–	12,041		– 0	–
Miscellaneous	3,535		91,055		193,865

Total expenses	269,530		590,701		762,727

Net investment income	23,206		18,865,955		28,757,977

See notes to financial statements.

264	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$40,108,039		$(33,271,975	)(a)	$37,013,185
Futures	– 0	–	(13,122,486)		9,562,623
Options written	– 0	–	(7,982,304)		– 0	–
Swaps	– 0	–	(111,593,319)		10,223,358
Foreign currency transactions	– 0	–	12,318,881		6,872,834
Net change in unrealized appreciation/depreciation of:
Investments	(26,241,212)		(121,647,370	)(b)	(108,703,341)
Futures	– 0	–	(16,363,637)		(14,822,258)
Options written	– 0	–	1,744,065		– 0	–
Swaps	– 0	–	1,420,320		(10,718,188)
Foreign currency denominated assets and liabilities	– 0	–	(591,683)		1,912,669

Net gain (loss) on investment and foreign currency transactions	13,866,827		(289,089,508)		(68,659,118)

Contributions from Affiliates (see Note B)	– 0	–	394		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$13,890,033		$(270,223,159)		$(39,901,141)

*	Consolidated (see Note A).

**	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

(a)	Net of foreign capital gains taxes of $179,921.

(b)	Net of decrease in accrued foreign capital gains taxes of $41,590.

See notes to financial statements.

AB POOLING PORTFOLIOS •	265

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB U.S. Value
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,423,306	$23,805,901
Net realized gain on investment transactions	64,316,719	256,871,531
Net change in unrealized appreciation/depreciation of investments	(93,484,850)	(61,923,216)

Net increase (decrease) in net assets from operations	(18,744,825)	218,754,216
Dividends to Shareholders from
Net investment income	(10,546,202)	(27,508,781)
Transactions in Shares of Beneficial Interest
Net decrease	(59,954,975)	(765,417,996)

Total decrease	(89,246,002)	(574,172,561)
Net Assets
Beginning of period	538,719,087	1,112,891,648

End of period (including undistributed net investment income of $2,426,836 and $2,549,732, respectively)	$449,473,085	$538,719,087

See notes to financial statements.

266	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB U.S. Large Cap Growth
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,272,576	$7,103,994
Net realized gain on investment transactions	95,323,469	386,831,188
Net change in unrealized appreciation/depreciation of investments	(42,723,450)	(145,435,595)

Net increase in net assets from operations	56,872,595	248,499,587
Dividends and Distributions to Shareholders from
Net investment income	(4,419,633)	(8,750,536)
Net realized gain on investment transactions	(164,984,584)	(116,790,485)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	28,602,127	(708,528,107)

Total decrease	(83,929,495)	(585,569,541)
Net Assets
Beginning of period	537,514,665	1,123,084,206

End of period (including undistributed net investment income of $798,934 and $945,991, respectively)	$453,585,170	$537,514,665

See notes to financial statements.

AB POOLING PORTFOLIOS •	267

Statement of Changes in Net Assets

	AB International Value
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,010,164	$29,476,369
Net realized gain on investment transactions and foreign currency transactions	28,419,103	134,501,814
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(74,564,639)	(29,011,781)

Net increase (decrease) in net assets from operations	(35,135,372)	134,966,402
Dividends to Shareholders from
Net investment income	(31,500,480)	(56,058,549)
Transactions in Shares of Beneficial Interest
Net decrease	(10,898,240)	(576,082,880)

Total decrease	(77,534,092)	(497,175,027)
Net Assets
Beginning of period	449,923,368	947,098,395

End of period (including undistributed net investment income of $14,411,627 and $30,482,766, respectively)	$372,389,276	$449,923,368

See notes to financial statements.

268	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB International Growth
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,243,119	$16,238,482
Net realized gain on investment transactions and foreign currency transactions	311,614	101,893,093
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(53,827,273)	(4,205,286)

Net increase (decrease) in net assets from operations	(46,272,540)	113,926,289
Dividends to Shareholders from
Net investment income	(6,877,393)	(17,047,166)
Transactions in Shares of Beneficial Interest
Net decrease	(19,038,027)	(590,188,934)

Total decrease	(72,187,960)	(493,309,811)
Net Assets
Beginning of period	447,438,134	940,747,945

End of period (including undistributed net investment income of $4,482,624 and $5,412,387, respectively)	$375,250,174	$447,438,134

See notes to financial statements.

AB POOLING PORTFOLIOS •	269

Statement of Changes in Net Assets

	AB Short Duration Bond
	Year Ended August 31, 2015		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,482,411		$10,185,902
Net realized gain (loss) on investment transactions and foreign currency transactions	252,215		(1,697,609)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(638,886)		5,791,195

Net increase in net assets from operations	8,095,740		14,279,488
Dividends to Shareholders from
Net investment income	(9,366,087)		(11,673,217)
Return of capital	– 0	–	(44,216)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(62,286,298)		23,576,081

Total increase (decrease)	(63,556,645)		26,138,136
Net Assets
Beginning of period	961,962,082		935,823,946

End of period (including undistributed net investment income of $422,524 and $71,051, respectively)	$898,405,437		$961,962,082

See notes to financial statements.

270	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Global Core Bond
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,345,727	$30,303,961
Net realized gain on investment transactions and foreign currency transactions	40,807,503	10,052,747
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(44,771,880)	32,377,399

Net increase in net assets from operations	21,381,350	72,734,107
Dividends and Distributions to Shareholders from
Net investment income	(49,923,999)	(35,379,162)
Net realized gain on investment transactions	(17,075,288)	(1,832,618)
Transactions in Shares of Beneficial Interest
Net decrease	(55,051,244)	(45,343,520)

Total decrease	(100,669,181)	(9,821,193)
Net Assets
Beginning of period	1,031,664,544	1,041,485,737

End of period (including undistributed net investment income of $19,753,680 and $762,689, respectively)	$930,995,363	$1,031,664,544

See notes to financial statements.

AB POOLING PORTFOLIOS •	271

Statement of Changes in Net Assets

	AB Bond Inflation Protection
	Year Ended August 31, 2015		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,328,243		$25,103,709
Net realized gain (loss) on investment transactions and foreign currency transactions	2,526,143		(3,274,013)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,330,401)		21,058,271

Net increase (decrease) in net assets from operations	(20,476,015)		42,887,967
Dividends and Distributions to Shareholders from
Net investment income	(25,002,844)		(10,202,595)
Net realized gain on investment transactions	– 0	–	(23,713,121)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(13,881,235)		13,890,882

Total increase (decrease)	(59,360,094)		22,863,133
Net Assets
Beginning of period	776,378,362		753,515,229

End of period (including undistributed net investment income of $16,068,300 and $24,830,372, respectively)	$717,018,268		$776,378,362

See notes to financial statements.

272	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB High-Yield
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,450,149	$25,039,636
Net realized gain on investment transactions and foreign currency transactions	3,015,460	10,277,865
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,458,218)	8,437,946

Net increase (decrease) in net assets from operations	(7,992,609)	43,755,447
Dividends to Shareholders from
Net investment income	(24,694,123)	(25,509,174)
Transactions in Shares of Beneficial Interest
Net decrease	(9,408,030)	(19,865,226)

Total decrease	(42,094,762)	(1,618,953)
Net Assets
Beginning of period	364,934,011	366,552,964

End of period (including undistributed net investment income of $4,978,640 and $4,668,304, respectively)	$322,839,249	$364,934,011

See notes to financial statements.

AB POOLING PORTFOLIOS •	273

Statement of Changes in Net Assets

	AB Small-Mid Cap Value
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,793,061	$5,357,389
Net realized gain on investment transactions	31,868,252	62,480,396
Net change in unrealized appreciation/depreciation of investments	(38,624,613)	7,035,554

Net increase (decrease) in net assets from operations	(2,963,300)	74,873,339
Dividends and Distributions to Shareholders from
Net investment income	(4,014,970)	(4,865,731)
Net realized gain on investment transactions	(59,227,347)	(39,641,663)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	24,794,977	(19,185,955)

Total increase (decrease)	(41,410,640)	11,179,990
Net Assets
Beginning of period	323,134,412	311,954,422

End of period (including undistributed net investment income of $908,063 and $1,129,972, respectively)	$281,723,772	$323,134,412

See notes to financial statements.

274	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Small-Mid Cap Growth
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,206	$1,645,194
Net realized gain on investment transactions	40,108,039	54,451,375
Net change in unrealized appreciation/depreciation of investments	(26,241,212)	(3,382,749)

Net increase in net assets from operations	13,890,033	52,713,820
Dividends and Distributions to Shareholders from
Net investment income	(1,742,103)	(1,567,203)
Net realized gain on investment transactions	(49,602,665)	(60,177,985)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,871,959)	14,523,225

Total increase (decrease)	(42,326,694)	5,491,857
Net Assets
Beginning of period	322,199,830	316,707,973

End of period (including undistributed net investment income of $192,770 and $746,458, respectively)	$279,873,136	$322,199,830

See notes to financial statements.

AB POOLING PORTFOLIOS •	275

Statement of Changes in Net Assets

	AB Multi-Asset Real Return*
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,865,955	$17,030,017
Net realized gain (loss) on investment transactions and foreign currency transactions	(153,651,203)	19,260,145
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(135,438,305)	44,755,203
Contributions from Affiliates (see Note B)	394	29,301

Net increase (decrease) in net assets from operations	(270,223,159)	81,074,666
Dividends to Shareholders from
Net investment income	(28,954,469)	(22,422,067)
Transactions in Shares of Beneficial Interest
Net increase	331,826,656	17,298,928

Total increase	32,649,028	75,951,527
Net Assets
Beginning of period	800,177,604	724,226,077

End of period (including undistributed net investment income of $17,629,764 and $13,655,459, respectively)	$832,826,632	$800,177,604

*	Consolidated (see Note A).

See notes to financial statements.

276	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Volatility Management
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$28,757,977	$33,949,223
Net realized gain on investment transactions and foreign currency transactions	63,672,000	124,161,184
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(132,331,118)	166,026,969

Net increase (decrease) in net assets from operations	(39,901,141)	324,137,376
Dividends and Distributions to Shareholders from
Net investment income	(42,440,599)	(49,363,231)
Net realized gain on investment transactions	(64,224,989)	(110,825,292)
Transactions in Shares of Beneficial Interest
Net decrease	(69,727,247)	(259,625,447)

Total decrease	(216,293,976)	(95,676,594)
Net Assets
Beginning of period	1,494,278,033	1,589,954,627

End of period (including undistributed net investment income of $29,194,263 and $22,665,594, respectively)	$1,277,984,057	$1,494,278,033

See notes to financial statements.

AB POOLING PORTFOLIOS •	277

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2015

AB Bond Inflation Protection*
Cash flows from operating activities
Net decrease in net assets from operations	$(20,476,015)

Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$354,947
Increase in receivable for investments sold	(22,999,612)
Net accretion of bond discount and amortization of bond premium	5,322,089
Inflation index adjustment	(760,494)
Increase in payable for investments purchased	7,942,496
Increase in accrued expenses	16,165
Increase in cash collateral due from broker	(127,060)
Purchases of long-term investments	(583,761,630)
Purchases of short-term investments	(719,255,432)
Proceeds from disposition of long-term investments	659,248,266
Proceeds from disposition of short-term investments	765,878,410
Proceeds from short sales transactions, net	15,748
Payments on swaps, net	(1,009,358)
Payments for exchange-traded derivatives settlements	(4,040,614)
Decrease in cash collateral due to broker	(1,300,000)
Net realized gain on investment transactions	(2,526,143)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,330,401

Total adjustments	135,328,179

Net increase in cash from operating activities	$114,852,164

Financing Activities:
Redemptions of beneficial interest stock, net	(37,543,727)
Increase in due to custodian	1,010,808
Cash dividends paid (net of dividend reinvestments)**	– 0	–
Decrease in reverse repurchase agreements	(84,009,185)

Net decrease in cash from financing activities	(120,542,104)
Effect of exchange rate on cash	5,683,451

Net increase in cash	(6,489)
Net change in cash
Cash at beginning of year	6,489

Cash at end of year	$	– 0	–

** Reinvestment of dividends	$25,002,844
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$564,220

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

278	• AB POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

NOTE A

Significant Accounting Policies

The AB Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Trust was known as The AllianceBernstein Pooling Portfolios. The Trust is currently comprised of 12 separate series: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio (collectively, the “Portfolios”). Prior to January 20, 2015, the Portfolios were known as AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio. As part of AB Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The AB Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2015, net assets of the AB Multi-Asset Real Return Portfolio amounted to $832,826,632, of which $141,490,055, or 17%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AB Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial

AB POOLING PORTFOLIOS •	279

Notes to Financial Statements

statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from

280	• AB POOLING PORTFOLIOS

Notes to Financial Statements

one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

AB POOLING PORTFOLIOS •	281

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

282	• AB POOLING PORTFOLIOS

Notes to Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2015:

AB U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$441,428,426		$	– 0	–	$	– 0	–	$441,428,426
Short-Term Investments	9,312,738			– 0	–		– 0	–	9,312,738
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,081,135			– 0	–		– 0	–	6,081,135

Total Investments in Securities	456,822,299			– 0	–		– 0	–	456,822,299
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$456,822,299		$	– 0	–	$	– 0	–	$456,822,299

AB U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$426,343,193		$	– 0	–	$	– 0	–	$426,343,193
Short-Term Investments	32,430,239			– 0	–		– 0	–	32,430,239

AB POOLING PORTFOLIOS •	283

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$2,930,293		$ – 0	–	$	– 0	–	$2,930,293

Total Investments in Securities	461,703,725		– 0	–		– 0	–	461,703,725
Other Financial Instruments**	– 0	–	– 0	–		– 0	–	– 0	–

Total++	$461,703,725		$ – 0	–	$	– 0	–	$461,703,725

AB International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$7,732,598		$78,261,057		$	– 0	–	$85,993,655
Consumer Discretionary	10,298,799		53,720,102			– 0	–	64,018,901
Telecommunication Services	6,476,927		36,678,736			– 0	–	43,155,663
Industrials	3,042,679		37,573,892			– 0	–	40,616,571
Information Technology	– 0	–	31,954,128			– 0	–	31,954,128
Energy	5,182,451		20,168,077			– 0	–	25,350,528
Materials	4,557,506		16,967,470			– 0	–	21,524,976
Consumer Staples	1,617,778		17,622,147			– 0	–	19,239,925
Health Care	– 0	–	18,195,854			– 0	–	18,195,854
Utilities	1,819,080		14,547,112			– 0	–	16,366,192
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	210,915		– 0	–		– 0	–	210,915

Total Investments in Securities	40,938,733		325,688,575	+		– 0	–	366,627,308
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	1,583,380			– 0	–	1,583,380
Liabilities:
Futures	– 0	–	(137,945)			– 0	–	(137,945	)#
Forward Currency Exchange Contracts	– 0	–	(1,078,879)			– 0	–	(1,078,879)

Total++	$40,938,733		$326,055,131		$	– 0	–	$366,993,864

AB International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$4,359,624		$86,326,830		$	– 0	–	$90,686,454
Consumer Discretionary	17,871,304		65,251,091			– 0	–	83,122,395
Industrials	519,001		68,798,354			– 0	–	69,317,355
Consumer Staples	2,109,789		33,667,717			– 0	–	35,777,506
Information Technology	12,276,027		23,013,473			– 0	–	35,289,500
Health Care	1,882,210		30,434,672			– 0	–	32,316,882
Materials	– 0	–	15,035,169			– 0	–	15,035,169
Utilities	4,274,371		– 0	–		– 0	–	4,274,371
Telecommunication Services	– 0	–	3,632,774			– 0	–	3,632,774

284	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$6,050,194		$ – 0	–	$	– 0	–	$6,050,194

Total Investments in Securities	49,342,520		326,160,080	+		– 0	–	375,502,600
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	1,084,707			– 0	–	1,084,707
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,836,971)			– 0	–	(2,836,971)

Total##, ###	$49,342,520		$324,407,816		$	– 0	–	$373,750,336

AB Short Duration Bond Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Governments – Treasuries	$ – 0	–	$331,623,699		$	– 0	–	$331,623,699
Corporates – Investment Grade	– 0	–	171,112,438			– 0	–	171,112,438
Asset-Backed Securities	– 0	–	139,576,483			16,368,735	^	155,945,218
Commercial Mortgage-Backed Securities	– 0	–	104,503,997			1,524,633		106,028,630
Collateralized Mortgage Obligations	– 0	–	36,552,524			14,275,300		50,827,824
Agencies	– 0	–	42,207,634			– 0	–	42,207,634
Mortgage Pass-Throughs	– 0	–	22,005,148			– 0	–	22,005,148
Inflation-Linked Securities	– 0	–	9,268,691			– 0	–	9,268,691
Covered Bonds	– 0	–	3,334,873			– 0	–	3,334,873
Short-Term Investments:
Investment Companies	3,756,308		– 0	–		– 0	–	3,756,308
Asset-Backed Securities	– 0	–	521,641			– 0	–	521,641

Total Investments in Securities	3,756,308		860,707,128			32,168,668		896,632,104
Other Financial Instruments**:
Assets:
Futures	522,646		– 0	–		– 0	–	522,646	#
Centrally Cleared Interest Rate Swaps	– 0	–	266,617			– 0	–	266,617	#
Liabilities:
Futures	(342,659)		– 0	–		– 0	–	(342,659	)#

Total^^^	$3,936,295		$860,973,745			$32,168,668		$897,078,708

AB POOLING PORTFOLIOS •	285

Notes to Financial Statements

AB Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$410,260,113		$	– 0	–	$410,260,113
Corporates – Investment Grade		– 0	–	240,136,946			– 0	–	240,136,946
Mortgage Pass-Throughs		– 0	–	63,387,062			– 0	–	63,387,062
Covered Bonds		– 0	–	39,641,153			– 0	–	39,641,153
Collateralized Mortgage Obligations		– 0	–	357,464			36,919,073		37,276,537
Commercial Mortgage-Backed Securities		– 0	–	33,062,380			3,931,061		36,993,441
Agencies		– 0	–	22,076,238			– 0	–	22,076,238
Inflation-Linked Securities		– 0	–	19,709,806			– 0	–	19,709,806
Governments – Sovereign Agencies		– 0	–	17,735,715			– 0	–	17,735,715
Quasi-Sovereigns		– 0	–	14,120,699			– 0	–	14,120,699
Emerging Markets – Corporate Bonds		– 0	–	3,643,447			– 0	–	3,643,447
Asset-Backed Securities		– 0	–	– 0	–		3,365,165		3,365,165
Governments – Sovereign Bonds		– 0	–	3,076,550			– 0	–	3,076,550
Corporates – Non-Investment Grade		– 0	–	2,994,370			– 0	–	2,994,370
Local Governments – Municipal Bonds		– 0	–	2,859,670			– 0	–	2,859,670
Supranationals		– 0	–	2,691,711			– 0	–	2,691,711
Short-Term Investments:
Investment Companies		4,458,849		– 0	–		– 0	–	4,458,849
U.S. Treasury Bills		– 0	–	51,019,848			– 0	–	51,019,848

Total Investments in Securities		4,458,849		926,773,172			44,215,299		975,447,320
Other Financial Instruments**:
Assets:
Futures		623,408		– 0	–		– 0	–	623,408	#
Forward Currency Exchange Contracts		– 0	–	5,289,593			– 0	–	5,289,593
Liabilities:
Futures		(117,346)		– 0	–		– 0	–	(117,346	)#
Forward Currency Exchange Contracts		– 0	–	(4,950,234)			– 0	–	(4,950,234)

Total++		$4,964,911		$927,112,531			$44,215,299		$976,292,741

AB Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$577,820,165		$	– 0	–	$577,820,165
Corporates – Investment Grade		– 0	–	132,165,812			– 0	–	132,165,812

286	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Asset-Backed Securities	$	– 0	–	$74,429,852		$5,163,427		$79,593,279
Commercial Mortgage-Backed Securities		– 0	–	56,330,129		14,375,830		70,705,959
Corporates – Non-Investment Grade		– 0	–	18,476,355		– 0	–	18,476,355
Collateralized Mortgage Obligations		– 0	–	473,768		16,470,297		16,944,065
Governments – Sovereign Agencies		– 0	–	5,185,901		– 0	–	5,185,901
Quasi-Sovereigns		– 0	–	4,519,654		– 0	–	4,519,654
Governments – Treasuries		– 0	–	2,626,704		– 0	–	2,626,704
Emerging Markets – Corporate Bonds		– 0	–	1,175,551		– 0	–	1,175,551
Common Stocks		– 0	–	– 0	–	1,139,080		1,139,080
Preferred Stocks		712,444		– 0	–	– 0	–	712,444
Governments – Sovereign Bonds		– 0	–	388,890		– 0	–	388,890
Short-Term Investments		3,467,407		– 0	–	– 0	–	3,467,407

Total Investments in Securities		4,179,851		873,592,781		37,148,634		914,921,266
Other Financial Instruments**:
Assets:
Futures		286,995		– 0	–	– 0	–	286,995	#
Forward Currency Exchange Contracts		– 0	–	418,556		– 0	–	418,556
Centrally Cleared Interest Rate Swaps		– 0	–	2,484,859		– 0	–	2,484,859	#
Credit Default Swaps		– 0	–	219,162		– 0	–	219,162
Inflation (CPI) Swaps		– 0	–	172,829		– 0	–	172,829
Liabilities:
Futures		(352,995)		– 0	–	– 0	–	(352,995	)#
Forward Currency Exchange Contracts		– 0	–	(264,497)		– 0	–	(264,497)
Centrally Cleared Credit Default Swaps		– 0	–	(700,472)		– 0	–	(700,472	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(2,945,724)		– 0	–	(2,945,724	)#
Credit Default Swaps		– 0	–	(19,307)		– 0	–	(19,307)
Inflation (CPI) Swaps		– 0	–	(931,350)		– 0	–	(931,350)
Interest Rate Swaps		– 0	–	(274,223)		– 0	–	(274,223)

Total^^^		$4,113,851		$871,752,614		$37,148,634		$913,015,099

AB High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$240,427,122		$3,400,139	^	$243,827,261
Corporates – Investment Grade		– 0	–	18,743,718		– 0	–	18,743,718
Bank Loans		– 0	–	– 0	–	14,141,504		14,141,504
Preferred Stocks		5,770,363		1,297,103		– 0	–	7,067,466

AB POOLING PORTFOLIOS •	287

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3		Total
Common Stocks	$5,699,700		$670,728		$270,252		$6,640,680
Emerging Markets – Corporate Bonds	– 0	–	6,585,622		– 0	–	6,585,622
Collateralized Mortgage Obligations	– 0	–	– 0	–	5,008,319		5,008,319
Governments – Treasuries	– 0	–	4,835,384		– 0	–	4,835,384
Commercial Mortgage-Backed Securities	– 0	–	– 0	–	4,488,395		4,488,395
Governments – Sovereign Agencies	– 0	–	2,404,050		– 0	–	2,404,050
Asset-Backed Securities	– 0	–	– 0	–	2,403,731		2,403,731
Local Governments – Municipal Bonds	– 0	–	1,969,363		– 0	–	1,969,363
Agencies	– 0	–	469,480		– 0	–	469,480
Options Purchased – Puts	– 0	–	371,948		– 0	–	371,948
Warrants	379		– 0	–	187,275	^	187,654
Options Purchased – Calls	– 0	–	183,043		– 0	–	183,043
Emerging Markets – Sovereigns	– 0	–	180,170		– 0	–	180,170
Short-Term Investments	5,978,392		– 0	–	– 0	–	5,978,392

Total Investments in Securities	17,448,834		278,137,731		29,899,615		325,486,180
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	280,265		– 0	–	280,265
Centrally Cleared Credit Default Swaps	– 0	–	520,801		– 0	–	520,801 #
Centrally Cleared Interest Rate Swaps	– 0	–	14,330		– 0	–	14,330 #
Credit Default Swaps	– 0	–	1,628,107		– 0	–	1,628,107
Total Return Swaps	– 0	–	42,925		– 0	–	42,925
Liabilities:
Futures	(76,273)		– 0	–	– 0	–	(76,273)#
Forward Currency Exchange Contracts	– 0	–	(289,123)		– 0	–	(289,123)
Call Options Written	– 0	–	(10,990)		– 0	–	(10,990)
Put Options Written	– 0	–	(267,517)		– 0	–	(267,517)
Credit Default Swaptions Written	– 0	–	(39,792)		– 0	–	(39,792)
Centrally Cleared Credit Default Swaps	– 0	–	(591,148)		– 0	–	(591,148)#
Credit Default Swaps	– 0	–	(1,122,874)		– 0	–	(1,122,874)
Total Return Swaps	– 0	–	(544,491)		– 0	–	(544,491)

Total++	$17,372,561		$277,758,224		$29,899,615		$325,030,400

288	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$272,710,766		$	– 0	–	$	– 0	–	$272,710,766
Short-Term Investments	6,866,624			– 0	–		– 0	–	6,866,624
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,422,235			– 0	–		– 0	–	6,422,235

Total Investments in Securities	285,999,625			– 0	–		– 0	–	285,999,625
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$285,999,625		$	– 0	–	$	– 0	–	$285,999,625

AB Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$274,317,559		$	– 0	–	$	– 0	–	$274,317,559
Short-Term Investments	6,308,128			– 0	–		– 0	–	6,308,128
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,862,001			– 0	–		– 0	–	7,862,001

Total Investments in Securities	288,487,688			– 0	–		– 0	–	288,487,688
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$288,487,688		$	– 0	–	$	– 0	–	$288,487,688

AB Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$113,576,816			$83,277,598		$	– 0	–	$196,854,414
Equity: Other	20,518,074			60,899,679			185,499		81,603,252
Materials	27,358,743			35,323,894			– 0	–^^	62,682,637
Retail	15,127,525			27,123,362			– 0	–	42,250,887
Residential	13,438,873			20,258,055			31		33,696,959
Office	5,447,334			11,778,304			– 0	–	17,225,638
Industrials	3,407,230			6,908,146			– 0	–	10,315,376
Lodging	5,655,486			375,418			– 0	–	6,030,904
Food Beverage & Tobacco	4,297,204			– 0	–		– 0	–	4,297,204
Mortgage	1,329,225			– 0	–		– 0	–	1,329,225
Financial: Other	373,472			140,254			– 0	–	513,726
Transportation	496,358			– 0	–		– 0	–	496,358
Real Estate	– 0	–		214,861			– 0	–	214,861
Inflation-Linked Securities	– 0	–		217,955,644			– 0	–	217,955,644
Investment Companies	43,781,549			– 0	–		– 0	–	43,781,549
Warrants	835			770,545			– 0	–	771,380
Short-Term Investments	103,524,528			– 0	–		– 0	–	103,524,528

AB POOLING PORTFOLIOS •	289

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$26,857,470		$ – 0	–	$	– 0	–	$26,857,470

Total Investments in Securities	385,190,722		465,025,760			185,530		850,402,012
Other Financial Instruments**:
Assets:
Futures	978,396		– 0	–		– 0	–	978,396 #
Forward Currency Exchange Contracts	– 0	–	5,753,945			– 0	–	5,753,945
Inflation (CPI) Swaps	– 0	–	1,012,574			– 0	–	1,012,574
Total Return Swaps	– 0	–	5,418,791			– 0	–	5,418,791
Liabilities:
Futures	(20,166,637)		– 0	–		– 0	–	(20,166,637)#
Forward Currency Exchange Contracts	– 0	–	(4,760,627)			– 0	–	(4,760,627)
Put Options Written	– 0	–	(1,573,867)			– 0	–	(1,573,867)
Inflation (CPI) Swaps	– 0	–	(97,323)			– 0	–	(97,323)
Total Return Swaps	– 0	–	(3,885,532)			– 0	–	(3,885,532)

Total†,††	$366,002,481		$466,893,721			$185,530		$833,081,732

AB Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$71,661,833		$74,035,727		$	– 0	–^^	$145,697,560
Health Care	74,126,739		38,986,753			– 0	–	113,113,492
Information Technology	97,154,257		15,339,563			– 0	–	112,493,820
Consumer Discretionary	63,604,783		42,015,146			– 0	–	105,619,929
Industrials	50,671,528		43,676,521			– 0	–	94,348,049
Consumer Staples	46,946,372		37,137,273			– 0	–	84,083,645
Energy	35,247,215		16,029,364			– 0	–	51,276,579
Materials	14,319,923		22,527,721			– 0	–	36,847,644
Equity: Other	12,657,926		17,119,251			– 0	–	29,777,177
Telecommunication Services	12,101,195		16,363,094			– 0	–	28,464,289
Utilities	14,385,663		12,154,260			– 0	–	26,539,923
Retail	10,437,299		9,179,214			– 0	–	19,616,513
Residential	10,674,602		3,606,514			– 0	–	14,281,116
Office	5,121,739		3,361,122			– 0	–	8,482,861
Lodging	2,799,478		97,858			– 0	–	2,897,336
Investment Companies	111,019,495		48,112			– 0	–	111,067,607
Short-Term Investments:
Investment Companies	258,901,017		– 0	–		– 0	–	258,901,017
U.S. Treasury Bills			38,992,979			– 0	–	38,992,979
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	124,645,745		– 0	–		– 0	–	124,645,745

Total Investments in Securities	1,016,476,809		390,670,472			– 0	–^^	1,407,147,281

290	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments**:
Assets:
Futures	$763,539		$308,706	$	– 0	–	$1,072,245	#
Forward Currency Exchange Contracts	– 0	–	6,635,009		– 0	–	6,635,009
Liabilities:
Futures	(1,839,899)		(11,796,458)		– 0	–	(13,636,357	)#
Forward Currency Exchange Contracts	– 0	–	(4,553,901)		– 0	–	(4,553,901)
Total Return Swaps	– 0	–	(6,111,122)		– 0	–	(6,111,122)

Total+++	$1,015,400,449		$375,152,706	$	– 0	–^^	$1,390,553,155

^	The Portfolio held securities with zero market value at period end.

^^	Amount less than $0.50.

^^^	There were no transfers between Level 1 and Level 2 during the reporting period.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

***	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between any levels during the reporting period.

+++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

##	An amount of $9,094,964 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

###	An amount of $10,422,491 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor modeling tools was not applied during the reporting period.

†	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

††	An amount of $10,934,208 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

AB POOLING PORTFOLIOS •	291

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Short Duration Bond Portfolio	Asset-Backed Securities^			Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/14		$21,992,589		$1,525,280		$5,634,559
Accrued discounts/(premiums)		913		(1,356)		6,155
Realized gain (loss)		(195,949)		(155)		15,885
Change in unrealized appreciation/depreciation		53,981		(17,614)		125,718
Purchases/Payups		5,024,043		1,558,726		14,828,875
Sales/Paydowns		(7,581,160)		(1,540,248)		(6,335,892)
Settlements		– 0	–	– 0	–	– 0	–
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(2,925,682)		– 0	–	– 0	–

Balance as of 8/31/15		$16,368,735		$1,524,633		$14,275,300

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*		$24,724		$(30,569)		$125,718

	Cross Currency Swaps			Total
Balance as of 8/31/14		$30,180		$29,182,608
Accrued discounts/(premiums)		– 0	–	5,712
Realized gain (loss)		407,425		227,206
Change in unrealized appreciation/depreciation		(30,180)		131,905
Purchases/Payups		– 0	–	21,411,644
Sales/Paydowns		– 0	–	(15,457,300)
Settlements		(407,425)		(407,425)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(2,925,682)

Balance as of 8/31/15	$	– 0	–	$32,168,668	+

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$	– 0	–	$119,873

292	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio	Collateralized Mortgage Obligations		Commercial Mortgage-Backed Securities		Asset-Backed Securities
Balance as of 8/31/14	$9,334,834		$4,102,183		$328,900
Accrued discounts/(premiums)	(1,756)		(14,128)		(1,651)
Realized gain (loss)	(11,696)		(5,574)		(3,024)
Change in unrealized appreciation/depreciation	(83,974)		(109,884)		(10,522)
Purchases/Payups	39,464,758		– 0	–	3,202,105
Sales/Paydowns	(11,783,093)		(41,536)		(150,643)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/15	$36,919,073		$3,931,061		$3,365,165

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(83,974)		$(109,884)		$(10,522)

	Total
Balance as of 8/31/14	$13,765,917
Accrued discounts/(premiums)	(17,535)
Realized gain (loss)	(20,294)
Change in unrealized appreciation/depreciation	(204,380)
Purchases/Payups	42,666,863
Sales/Paydowns	(11,975,272)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/15	$44,215,299

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(204,380)

AB POOLING PORTFOLIOS •	293

Notes to Financial Statements

AB Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/14	$6,855,167		$7,281,022		$7,226,396
Accrued discounts/(premiums)	89		(34,149)		(3,175)
Realized gain (loss)	969		(2,569)		40,539
Change in unrealized appreciation/depreciation	(11,926)		(365,400)		(559,789)
Purchases/Payups	4,504,831		7,554,255		13,044,510
Sales/Paydowns	(4,192,239)		(57,329)		(3,278,184)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,993,464)		– 0	–	– 0	–

Balance as of 8/31/15	$5,163,427		$14,375,830		$16,470,297

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(10,180)		$(365,400)		$(486,309)

	Common Stocks		Total
Balance as of 8/31/14	$ – 0	–	$21,362,585
Accrued discounts/(premiums)	– 0	–	(37,235)
Realized gain (loss)	– 0	–	38,939
Change in unrealized appreciation/depreciation	39,080		(898,035)
Purchases/Payups	1,100,000		26,203,596
Sales/Paydowns	– 0	–	(7,527,752)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,993,464)

Balance as of 8/31/15	$1,139,080		$37,148,634	+

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$39,080		$(822,809)

294	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB High-Yield Portfolio	Corporates - Non-Investment Grade^		Corporates - Investment Grade			Bank Loans
Balance as of 8/31/14	$3,112,321			$240,755		$16,979,969
Accrued discounts/(premiums)	(41,610)			– 0	–	(35,714)
Realized gain (loss)	14,367			– 0	–	(87,144)
Change in unrealized appreciation/depreciation	(847,410)			– 0	–	(338,552)
Purchases	2,048,038			– 0	–	3,435,439
Sales	(1,126,322)			– 0	–	(5,812,494)
Transfers in to Level 3	240,755	**		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(240,755	)**	– 0	–

Balance as of 8/31/15	$3,400,139		$	– 0	–	$14,141,504

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(816,090)		$	– 0	–	$(302,253)

	Common Stocks		Collateralized Mortgage Obligations			Commercial Mortgage-Backed Securities
Balance as of 8/31/14	$564,622			$6,125,644		$4,557,567
Accrued discounts/(premiums)	– 0	–		42,311		6,644
Realized gain (loss)	– 0	–		114,835		– 0	–
Change in unrealized appreciation/depreciation	(122,908)			(375,630)		(75,816)
Purchases/Payups	148,805			551,400		– 0	–
Sales/Paydowns	– 0	–		(1,450,241)		– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	(320,267)			– 0	–	– 0	–

Balance as of 8/31/15	$270,252			$5,008,319		$4,488,395

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$121,447			$(294,467)		$(75,816)

AB POOLING PORTFOLIOS •	295

Notes to Financial Statements

	Asset-Backed Securities		Warrants^			Total
Balance as of 8/31/14	$2,674,264		$	– 0	–	$34,255,142
Accrued discounts/(premiums)	40,937			– 0	–	12,568
Realized gain (loss)	141,317			– 0	–	183,375
Change in unrealized appreciation/depreciation	(95,111)			104,521		(1,750,906)
Purchases/Payups	– 0	–		82,754		6,266,436
Sales/Paydowns	(357,676)			– 0	–	(8,746,733)
Transfers in to Level 3	– 0	–		– 0	–	240,755
Transfers out of Level 3	– 0	–		– 0	–	(561,022)

Balance as of 8/31/15	$2,403,731			$187,275		$29,899,615	+

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(95,111)			$104,521		$(1,357,769)

AB Multi-Asset Real Return Portfolio***	Common Stocks - Equity: Other		Common Stocks - Materials			Common Stocks - Residential
Balance as of 8/31/14	$ – 0	–		$9		$1,077
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(224,076)			(9)		(1,046)
Purchases	409,575			– 0	–	– 0	–
Sales	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 8/31/15	$185,499		$	– 0	–^^	$31

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(224,076)		$	– 0	–	$(201)

	Total
Balance as of 8/31/14	$1,086
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(225,131)
Purchases	409,575
Sales	– 0	–
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/15	$185,530

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$(224,277)

296	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management Portfolio	Common Stocks - Financials			Rights			Total
Balance as of 8/31/14	$	– 0	–		$15,992			$15,992
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		13,038			13,038
Change in unrealized appreciation/depreciation		– 0	–^^		(15,992)			(15,992)
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(13,038)			(13,038)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/15	$	– 0	–^^	$	– 0	–	$	– 0	–^^

Net change in unrealized appreciation/depreciation from investments held as of 8/31/15*	$	– 0	–^^	$	– 0	–	$	– 0	–^^

^	The Portfolio held securities with zero market value at period end.

^^	Amount less than $0.50.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

**	The Security Type has been changed during the reporting period.

***	Consolidated (see Note A).

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at August 31, 2015. Securities priced by third party vendors or using prior transaction prices, which approximate fair value, are excluded from the following table.

AB Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/15		Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$– 0	–	Qualitative Assessment		$ 0.00/N/A

AB High-Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/15		Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$ 836,563		Market Approach	Implied Enterprise Value	$521mil-$604mil/N/A

AB POOLING PORTFOLIOS •	297

Notes to Financial Statements

	Fair Value at 8/31/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Bank Loans	$ 658,006	Market Approach	EBITDA* EBITDA Multiple Scrap Value	$28mil-$70mil/N/A 6X $154mil/N/A

Common Stocks	$79,919	Option Pricing Model	Enterprise Value Exercise Price Years to Expiration EV Volatility % Risk Free Rate	$521mil-$604mil/N/A $730mil-$830mil/N/A 3yr-5yr/N/A 24.5%-27.7%/N/A 1.01%-1.57%/N/A
	$0	Qualitative Assessment		$0.00/N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

298	• AB POOLING PORTFOLIOS

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for

AB POOLING PORTFOLIOS •	299

Notes to Financial Statements

all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to .15% of average daily net assets for the Volatility Management Portfolio. The Expense Cap may not be terminated before December 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the year ended August 31, 2015, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

300	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The Adviser reimbursed the AB Multi-Asset Real Return Portfolio $394 and $29,301 for trading losses incurred due to a trade entry error for the years ended August 31, 2015 and August 31, 2014, respectively.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

Effective January 1st, 2015, the Portfolios may reimburse the Adviser for certain legal and accounting services provided to the Portfolios by the Adviser. For the year ended August 31, 2015, such fees amounted to:

Portfolio	Administrative Fees
AB U.S. Value	$30,205
AB U.S. Large Cap Growth	30,205
AB International Value	28,234
AB International Growth	30,205
AB Short Duration Bond	29,786
AB Global Core Bond	33,025
AB Bond Inflation Protection	29,786
AB High-Yield	29,786
AB Small-Mid Cap Value	32,245
AB Small-Mid Cap Growth	32,246
AB Multi-Asset Real Return	32,925
AB Volatility Management	41,660

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS did not receive any fees for such services.

The Portfolios may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management

AB POOLING PORTFOLIOS •	301

Notes to Financial Statements

fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2015 is as follows:

Portfolio	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2015 (000)		Dividend Income (000)
AB U.S. Value	$6,434	$173,106	$170,227	$9,313		$5
AB U.S. Large Cap Growth	31,588	232,701	231,859	32,430		26
AB International Value	3,754	105,293	109,047	– 0	–	3
AB International Growth	2,185	88,791	90,976	– 0	–	2
AB Short Duration Bond	23,536	363,334	383,114	3,756		22
AB Global Core Bond	23,063	590,403	609,007	4,459		28
AB Bond Inflation Protection	11,351	719,255	727,139	3,467		10
AB High-Yield	1,498	136,741	132,261	5,978		7
AB Small-Mid Cap Value	5,983	79,413	78,529	6,867		6
AB Small-Mid Cap Growth	1,773	79,266	74,731	6,308		4
AB Multi-Asset Real Return	122,853	679,578	698,906	103,525		117
AB Volatility Management	237,629	447,122	425,850	258,901		215

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2015 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
AB U.S. Value	$388,146	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth	249,366		– 0	–		– 0	–
AB International Value	647,326		– 0	–		– 0	–
AB International Growth	467,787		– 0	–		– 0	–
AB Short Duration Bond	30,125		– 0	–		– 0	–
AB Global Core Bond	10,972		– 0	–		– 0	–
AB Bond Inflation Protection	19,728		– 0	–		– 0	–
AB High-Yield	201,416		– 0	–		– 0	–
AB Small-Mid Cap Value	300,354		– 0	–		– 0	–
AB Small-Mid Cap Growth	236,289		35			– 0	–
AB Multi-Asset Real Return	693,747		– 0	–		– 0	–
AB Volatility Management	179,860		– 0	–		– 0	–

302	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2015, were as follows:

Portfolio	Purchases	Sales
AB U.S. Value	$260,612,641	$322,507,697
AB U.S. Large Cap Growth	266,271,860	393,454,748
AB International Value	288,444,716	313,535,998
AB International Growth	216,926,496	240,595,161
AB Short Duration Bond	233,160,791	102,782,296
AB Global Core Bond	675,294,673	672,621,789
AB Bond Inflation Protection	176,354,766	91,619,128
AB High-Yield	171,747,488	173,593,744
AB Small-Mid Cap Value	120,176,155	156,635,850
AB Small-Mid Cap Growth	166,962,229	224,672,681
AB Multi-Asset Real Return	446,300,124	347,238,979
AB Volatility Management	155,214,532	340,314,372

Purchases and sales of U.S. government securities for the year ended August 31, 2015, were as follows:

Portfolio	Purchases			Sales
AB U.S. Value	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth		– 0	–		– 0	–
AB International Value		– 0	–		– 0	–
AB International Growth		– 0	–		– 0	–
AB Short Duration Bond		440,891,025			544,736,938
AB Global Core Bond		779,935,905			765,496,887
AB Bond Inflation Protection		407,406,864			535,440,935
AB High-Yield		– 0	–		– 0	–
AB Small-Mid Cap Value		– 0	–		– 0	–
AB Small-Mid Cap Growth		– 0	–		– 0	–
AB Multi-Asset Real Return		133,053,693			13,737,188
AB Volatility Management		– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Portfolio	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
AB U.S. Value	$410,540,705	$69,562,436	$(23,280,842)	$46,281,594
AB U.S. Large Cap Growth	358,854,366	109,013,553	(6,164,194)	102,849,359
AB International Value	394,250,015	23,907,808	(51,530,515)	(27,622,707)
AB International Growth	364,166,790	44,621,022	(33,285,212)	11,335,810

AB POOLING PORTFOLIOS •	303

Notes to Financial Statements

Portfolio	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
AB Short Duration Bond	$898,494,965	$1,630,044	$(3,492,905)	$(1,862,861)
AB Global Core Bond	992,568,951	22,241,204	(39,362,835)	(17,121,631)
AB Bond Inflation Protection	934,982,034	4,324,659	(24,385,427)	(20,060,768)
AB High-Yield	340,940,623	9,600,223	(25,054,666)	(15,454,443)
AB Small-Mid Cap Value	256,282,003	49,414,389	(19,696,767)	29,717,622
AB Small-Mid Cap Growth	226,692,097	71,655,228	(9,859,637)	61,795,591
AB Multi-Asset Real Return	1,146,223,442	10,870,503	(301,441,221)	(290,570,718)
AB Volatility Management	1,258,120,602	228,431,960	(79,405,281)	149,026,679

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the

304	• AB POOLING PORTFOLIOS

Notes to Financial Statements

contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2015, AB Short Duration Bond Portfolio, AB Bond Inflation Protection Portfolio, High-Yield Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held futures for hedging and non-hedging purposes; the AB Global Core Bond Portfolio held futures for hedging purposes; the AB International Value Portfolio held futures for non-hedging purposes

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2015, the AB International Value Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; the AB Short Duration

AB POOLING PORTFOLIOS •	305

Notes to Financial Statements

Bond Portfolio and AB International Growth Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or

306	• AB POOLING PORTFOLIOS

Notes to Financial Statements

index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2015, the AB High-Yield Portfolio held purchased options, written options and written swaptions for hedging purposes; the AB Multi-Asset Real Return Portfolio held purchased options and written options for hedging and non-hedging purposes.

For the year ended August 31, 2015, the Portfolios had the following transactions in written options:

AB High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/14	796		$72,775
Options written	10,648,018		1,604,104
Options expired	(10,255)		(710,151)
Options bought back	(10,633,610)		(510,943)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 08/31/15	4,949		$455,785

	Notional Amount		Premiums Received
Swaptions written outstanding as of 08/31/14	55,807,000		$173,869
Swaptions written	226,796,760		542,354
Swaptions expired	(231,056,760)		(529,239)
Swaptions bought back	(37,617,000)		(139,653)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 08/31/15	13,930,000		$47,331

AB Multi-Asset Real Return Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/14	– 0	–	$ – 0	–
Options written	29,429,202		9,137,184
Options expired	– 0	–	– 0	–
Options bought back	(19,374,426)		(5,819,252)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 08/31/15	10,054,776		$3,317,932

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a

AB POOLING PORTFOLIOS •	307

Notes to Financial Statements

series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such

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Notes to Financial Statements

amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2015, the AB Short Duration Bond Portfolio held interest rate swaps for non-hedging purposes; the AB Bond Inflation Protection Portfolio and the AB Multi-Asset Real Return Portfolio held interest rate swaps for hedging and non-hedging purposes; the AB High Yield Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

AB POOLING PORTFOLIOS •	309

Notes to Financial Statements

Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2015, the AB Bond Inflation Protection Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes; the AB Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended August 31, 2015, the AB Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

310	• AB POOLING PORTFOLIOS

Notes to Financial Statements

premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of August 31, 2015, the High-Yield Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $3,014,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended August 31, 2015, the AB Bond Inflation Protection Portfolio and the AB High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2015, the AB Multi-Asset Real Return Portfolio, the AB High-Yield Portfolio and the AB Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes.

AB POOLING PORTFOLIOS •	311

Notes to Financial Statements

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

At August 31, 2015, the Portfolios had entered into the following derivatives:

AB International Value Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$137,945	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,583,380	Unrealized depreciation on forward currency exchange contracts	1,078,879

Total		$1,583,380		$1,216,824

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

312	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$158,021	$(47,642)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,257,536	(92,648)

Total		$3,415,557	$(140,290)

AB International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,084,707	Unrealized depreciation on forward currency exchange contracts	$2,836,971

Total		$1,084,707		$2,836,971

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,094,900	$(1,408,395)

Total		$1,094,900	$(1,408,395)

AB POOLING PORTFOLIOS •	313

Notes to Financial Statements

AB Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$789,263	*	Receivable/Payable for variation margin on exchange-traded derivatives	$342,659	*

Total		$789,263			$342,659

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$576,608	$140,240

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(75,872)	179,991

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	75,414	128,873

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,593	(30,180)

Total		$583,743	$418,924

314	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$623,408	*	Receivable/Payable for variation margin on exchange-traded derivatives	$117,346	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,289,593		Unrealized depreciation on forward currency exchange contracts	4,950,234

Total		$5,913,001			$5,067,580

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,496,254)	$1,031,735

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	9,017,495	(2,656,358)

Total		$4,521,241	$(1,624,623)

AB POOLING PORTFOLIOS •	315

Notes to Financial Statements

AB Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,771,854	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,298,719	*

Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	700,472	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	418,556		Unrealized depreciation on forward currency exchange contracts	264,497

Interest rate contracts				Unrealized depreciation on interest rate swaps	274,223

Interest rate contracts	Unrealized appreciation on inflation swaps	172,829		Unrealized depreciation on inflation swaps	931,350

Credit contracts	Unrealized appreciation on credit default swaps	219,162		Unrealized depreciation on credit default swaps	19,307

Total		$3,582,401			$5,488,568

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,992,622)	$344,542

316	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,378,325	$17,527

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,399,072)	(887,107)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(278,726)	392,315

Total		$(4,292,095)	$(132,723)

AB High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$14,330	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	520,801	*	Receivable/Payable for variation margin on exchange-traded derivatives	$591,148	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	76,273	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	280,265		Unrealized depreciation on forward currency exchange contracts	289,123

Credit contracts	Investments in securities, at value	51,867

AB POOLING PORTFOLIOS •	317

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$503,124

Credit contracts			Swaptions written, at value	$39,792

Equity contracts			Options written, at value	278,507

Credit contracts	Unrealized appreciation on credit default swaps	1,628,107	Unrealized depreciation on credit default swaps	1,122,874

Equity contracts	Unrealized appreciation on total return swaps	42,925	Unrealized depreciation on total return swaps	544,491

Total		$3,041,419		$2,942,208

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(287,429)	$32,166

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	123,551	6,434

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	695,297	(150,419)

318	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,015,553)		$198,106

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(63,337)		43,982

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,082,150)		(105,012)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	667,030		(152,048)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	60,176		– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	306,634		214,048

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	14,330

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(69,728)		1,017,733

AB POOLING PORTFOLIOS •	319

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	265,330	(583,041)

Total		$(400,179)	$536,279

AB Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$978,396	*	Receivable/Payable for variation margin on exchange-traded derivatives	$20,166,637	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,753,945		Unrealized depreciation on forward currency exchange contracts	4,760,627

Equity contracts				Options written, at value	1,573,867

Interest rate contracts	Unrealized appreciation on inflation swaps	1,012,574		Unrealized depreciation on inflation swaps	97,323

Equity contracts	Unrealized appreciation on total return swaps	5,418,791		Unrealized depreciation on total return swaps	3,885,532

Total		$13,163,706			$30,483,986

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

320	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,990,406)	$2,307,670

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(7,132,080)	(18,671,307)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	12,078,727	(582,657)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,779,812	1,132,854

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	509,184	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(7,642,889)	1,744,065

Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(339,415)	– 0	–

AB POOLING PORTFOLIOS •	321

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(18,127,515)	$1,382,992

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(93,465,804)	37,328

Total		$(116,330,386)	$(12,649,055)

AB Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,072,245	*	Receivable/Payable for variation margin on exchange-traded derivatives	$13,636,357	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	6,635,009		Unrealized depreciation on forward currency exchange contracts	4,553,901

Equity contracts				Unrealized depreciation on total return swaps	6,111,122

Total		$7,707,254			$24,301,380

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$9,562,623	$(14,822,258)

322	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,173,806	$1,936,621

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	10,223,358	(10,718,188)

Total		$26,959,787	$(23,603,825)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended August 31, 2015:

AB International Value Portfolio
Futures:
Average original value of buy contracts	$2,546,666

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$122,565,709
Average principal amount of sale contracts	$147,782,575

AB International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,713,116
Average principal amount of sale contracts	$105,110,695

AB Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$265,750,969
Average original value of sale contracts	$56,933,008

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,313,973	(a)
Average principal amount of sale contracts	$3,941,169	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,347,080

Cross Currency Swaps:
Average notional amount	$1,309,680	(c)

(a) Positions were open for eight months during the year.
(b) Positions were open for eleven months during the year.
(c) Positions were open for five months during the year.

AB POOLING PORTFOLIOS •	323

Notes to Financial Statements

AB Global Core Bond Portfolio
Futures:
Average original value of sale contracts	$105,998,680

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,097,069
Average principal amount of sale contracts	$541,645,460

AB Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$11,503,032
Average original value of sale contracts	$180,587,799

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,220,152
Average principal amount of sale contracts	$45,385,753

Interest Rate Swaps:
Average notional amount	$31,934,636

Inflation Swaps:
Average notional amount	$61,790,769

Centrally Cleared Interest Rate Swaps:
Average notional amount	$206,725,706

Credit Default Swaps:
Average notional amount of buy contracts	$2,770,000	(a)
Average notional amount of sale contracts	$5,529,913

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$45,148,135

(a) Positions were open for three months during the year.

AB High-Yield Portfolio
Futures:
Average original value of buy contracts	$2,185,716
Average original value of sale contracts	$13,550,878

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,751,543
Average principal amount of sale contracts	$38,786,238

Purchased Options:
Average monthly cost	$730,164

Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,030,000	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$40,292,197
Average notional amount of sale contracts	$19,943,799

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$34,439,760
Average notional amount of sale contracts	$11,827,243

Total Return Swaps:
Average notional amount	$14,402,269

(a) Positions were open for one month during the year.

324	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$121,950,102
Average original value of sale contracts	$72,967,404

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,168,848
Average principal amount of sale contracts	$168,959,320

Purchased Options:
Average monthly cost	$2,152,290	(a)

Interest Rate Swaps:
Average notional amount	$6,040,000	(b)

Inflation Swaps:
Average notional amount	$477,943,692

Total Return Swaps:
Average notional amount	$299,112,719

* Consolidated (see Note A).
(a) Positions were open for six months during the year.
(b) Positions were open for eleven months during the year.

AB Volatility Management Portfolio
Futures:
Average original value of buy contracts	$255,818,314
Average original value of sale contracts	$132,083,155	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$131,147,107
Average principal amount of sale contracts	$162,149,254

Total Return Swaps:
Average notional amount	$162,785,109

(a) Positions were open for seven months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by

AB POOLING PORTFOLIOS •	325

Notes to Financial Statements

counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of August 31, 2015:

AB International Value
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$72,354	$	– 0	–	$	– 0	–	$	– 0	–		$72,354
Citibank	164,006		(156,043)			– 0	–		– 0	–		7,963
Credit Suisse International	7,168		– 0	–		– 0	–		– 0	–		7,168
Goldman Sachs Bank USA	209,424		(166,746)			– 0	–		– 0	–		42,678
HSBC Bank USA	102,135		– 0	–		– 0	–		– 0	–		102,135
Morgan Stanley & Co., Inc.	53,207		(12,358)			– 0	–		– 0	–		40,849
Royal Bank of Scotland PLC	7,785		(7,785)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	215,385		(215,385)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	379,939		(184,178)			– 0	–		– 0	–		195,761
UBS AG	371,977		– 0	–		– 0	–		– 0	–		371,977

Total	$1,583,380		$(742,495)		$	– 0	–	$	– 0	–		$840,885	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$7,796	$	– 0	–		$(7,796)		$	– 0	–	$	– 0	–

Total	$7,796	$	– 0	–		$(7,796)		$	– 0	–	$	– 0	–

OTC Derivatives:
Citibank	$156,043		$(156,043)		$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	90		– 0	–		– 0	–		– 0	–		90
Goldman Sachs Bank USA	166,746		(166,746)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	12,358		(12,358)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	135,332		(7,785)			– 0	–		– 0	–		127,547
Standard Chartered Bank	424,132		(215,385)			– 0	–		– 0	–		208,747
State Street Bank & Trust Co.	184,178		(184,178)			– 0	–		– 0	–		– 0	–

Total	$1,078,879		$(742,495)		$	– 0	–	$	– 0	–		$336,384	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

326	• AB POOLING PORTFOLIOS

Notes to Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB International Growth
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$308,538	$ – 0	–	$	– 0	–	$	– 0	–	$308,538
BNP Paribas SA	154,010	(18,755)			– 0	–		– 0	–	135,255
Deutsche Bank AG	84,351	– 0	–		– 0	–		– 0	–	84,351
Morgan Stanley & Co., Inc.	186,552	– 0	–		– 0	–		– 0	–	186,552
Standard Chartered Bank	1,746	(1,746)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	135,085	(23,296)			– 0	–		– 0	–	111,789
UBS AG	214,425	(214,425)			– 0	–		– 0	–	– 0	–

Total	$1,084,707	$(258,222)		$	– 0	–	$	– 0	–	$826,485	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$18,755	$(18,755)		$	– 0	–	$	– 0	–	$ – 0	–
Royal Bank of Scotland PLC	618,809	– 0	–		– 0	–		– 0	–	618,809
Standard Chartered Bank	1,930,927	(1,746)			– 0	–		– 0	–	1,929,181
State Street Bank & Trust Co.	23,296	(23,296)			– 0	–		– 0	–	– 0	–
UBS AG	245,184	(214,425)			– 0	–		– 0	–	30,759

Total	$2,836,971	$(258,222)		$	– 0	–	$	– 0	–	$2,578,749	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Short Duration Bond
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$5,955	$(5,955)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$5,955	$(5,955)	$	– 0	–	$	– 0	–	$	– 0	–

AB POOLING PORTFOLIOS •	327

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$54,523	$(5,955)	$(48,568)	$	– 0	–	$	– 0	–

Total	$54,523	$(5,955)	$(48,568)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

AB Global Core Bond
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$346,883	$	– 0	–	$	– 0	–	$	– 0	–	$346,883

Total	$346,883	$	– 0	–	$	– 0	–	$	– 0	–	$346,883

OTC Derivatives:
Barclays Bank PLC	$319,658	$	– 0	–	$	– 0	–	$	– 0	–	$319,658
BNP Paribas SA	1,468,042		(13,257)			– 0	–		– 0	–	1,454,785
Citibank	204,309		(204,309)			– 0	–		– 0	–	– 0	–
Credit Suisse International	158,349		(35,919)			– 0	–		– 0	–	122,430
Goldman Sachs Bank USA	2,235,545		(313,529)			– 0	–		– 0	–	1,922,016
Morgan Stanley & Co., Inc.	24,215		(4,275)			– 0	–		– 0	–	19,940
Northern Trust Co.	24,371		– 0	–		– 0	–		– 0	–	24,371
Royal Bank of Scotland PLC	325,278		(325,278)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	455,345		(217,803)			– 0	–		– 0	–	237,542
State Street Bank & Trust Co.	17,088		(17,088)			– 0	–		– 0	–	– 0	–
UBS AG	57,393		(57,393)			– 0	–		– 0	–	– 0	–

Total	$5,289,593		$(1,188,851)		$	– 0	–	$	– 0	–	$4,100,742	^

328	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$13,257	$(13,257)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank	801,801	(204,309)	– 0	–	– 0	–	597,492
Credit Suisse International	35,919	(35,919)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	313,529	(313,529)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	48,549	– 0	–	– 0	–	– 0	–	48,549
Morgan Stanley & Co., Inc.	4,275	(4,275)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	3,395,931	(325,278)	– 0	–	– 0	–	3,070,653
Standard Chartered Bank	217,803	(217,803)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	43,359	(17,088)	– 0	–	– 0	–	26,271
UBS AG	75,811	(57,393)	– 0	–	– 0	–	18,418

Total	$4,950,234	$(1,188,851)	$	– 0	–	$	– 0	–	$3,761,383	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Bond Inflation Protection
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC **	$138,479	$	– 0	–	$	– 0	–	$	– 0	–		$138,479

Total	$138,479	$	– 0	–	$	– 0	–	$	– 0	–		$138,479

OTC Derivatives:
Bank of America, NA	$100,316		$(100,316)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	172,829		(90,283)			– 0	–		– 0	–		82,546
Citibank, NA	130,936		(130,936)			– 0	–		– 0	–		– 0	–
Credit Suisse International	30,140		– 0	–		– 0	–		– 0	–		30,140
Deutsche Bank AG	31,655		(31,655)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	179,149		– 0	–		– 0	–		– 0	–		179,149
HSBC Bank USA	155,925		– 0	–		– 0	–		– 0	–		155,925
UBS AG	51,827		– 0	–		– 0	–		– 0	–		51,827

Total	$852,777		$(353,190)		$	– 0	–	$	– 0	–		$499,587	^

AB POOLING PORTFOLIOS •	329

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$203,407	$(100,316)		$	– 0	–	$	– 0	–	$103,091
Barclays Bank PLC	90,283	(90,283)			– 0	–		– 0	–	– 0	–
Citibank, NA	290,919	(130,936)			– 0	–		(159,983)		– 0	–
Deutsche Bank AG	77,646	(31,655)			– 0	–		– 0	–	45,991
JPMorgan Chase Bank, NA	247,399	– 0	–		– 0	–		(49,857)		197,542
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	677,942	– 0	–		– 0	–		(498,278)		179,664
State Street Bank & Trust Co.	4,955	– 0	–		– 0	–		– 0	–	4,955

Total	$1,592,551	$(353,190)		$	– 0	–		$(708,118)		$531,243	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB High-Yield Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Bank Of America, NA	$41,359	$(39,792)		$	– 0	–	$	– 0	–		$1,567
Citi Bank, NA	10,508	– 0	–		– 0	–		– 0	–		10,508
Goldman Sachs & Co**	4,025	– 0	–		– 0	–		– 0	–		4,025
Morgan Stanley & Co., LLC**	528,663	(278,507)			– 0	–		– 0	–		250,156

Total	$584,555	$(318,299)		$	– 0	–	$	– 0	–		$266,256

OTC Derivatives:
Barclays Bank PLC	$389,242	$(389,242)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	44,784	(5,565)			– 0	–		– 0	–		39,219
Citibank, NA	1,321,641	(167,372)			– 0	–		(1,154,269)			– 0	–
Credit Suisse International	34,752	(26,223)			– 0	–		– 0	–		8,529
Deutsche Bank AG	71,767	– 0	–		– 0	–		– 0	–		71,767
Goldman Sachs Bank USA/ Goldman Sachs International	515,480	(515,480)			– 0	–		– 0	–		– 0	–

330	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received*	Net Amount of Derivatives Assets
Morgan Stanley Capital Services LLC	$40,821	$(40,821)	$	– 0	–	$	– 0	–	$	– 0	–
Northern Trust Company	38,817	– 0	–	– 0	–	– 0	–	38,817
Royal Bank of Scotland PLC	14,017	(14,017)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	10,233	(8,044)	– 0	–	– 0	–	2,189
UBS AG	127,296	(1,739)	– 0	–	– 0	–	125,557

Total	$2,608,850	$(1,168,503)	$	– 0	–	$(1,154,269)	$286,078	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Bank Of America, NA	$39,792	$(39,792)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC	278,507	(278,507)	– 0	–	– 0	–	– 0	–

Total	$318,299	$(318,299)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$198,017	$	– 0	–	$	– 0	–	$(156,178)	$41,839
Barclays Bank PLC	519,875	(389,242)	– 0	–	– 0	–	130,633
BNP Paribas SA	5,565	(5,565)	– 0	–	– 0	–	– 0	–
Citibank, NA	167,372	(167,372)	– 0	–	– 0	–	– 0	–
Credit Suisse International	26,223	(26,223)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	772,456	(515,480)	– 0	–	– 0	–	256,976
JPMorgan Chase Bank, NA	95,555	– 0	–	– 0	–	– 0	–	95,555
Morgan Stanley Capital Services LLC	478,205	(40,821)	– 0	–	(257,069)	180,315
Royal Bank of Scotland PLC	243,186	(14,017)	– 0	–	– 0	–	229,169
State Street Bank & Trust Co.	8,044	(8,044)	– 0	–	– 0	–	– 0	–
UBS AG	1,739	(1,739)	– 0	–	– 0	–	– 0	–

Total	$2,516,237	$(1,168,503)	$	– 0	–	$(413,247)	$934,487	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

AB POOLING PORTFOLIOS •	331

Notes to Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$733,517	$(500,803)		$	– 0	–	$	– 0	–	$232,714
BNP Paribas SA	1,610	– 0	–		– 0	–		– 0	–	1,610
Credit Suisse International	480,164	– 0	–		– 0	–		– 0	–	480,164
Deutsche Bank AG	547,107	(97,323)			– 0	–		– 0	–	449,784
Goldman Sachs Bank USA	671,646	(671,646)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	12,171	– 0	–		– 0	–		– 0	–	12,171
JPMorgan Chase Bank, NA	651,098	– 0	–		– 0	–		– 0	–	651,098
Morgan Stanley & Co., Inc.	282,626	(27,058)			– 0	–		– 0	–	255,568
Northern Trust Company	615	– 0	–		– 0	–		– 0	–	615
Royal Bank of Scotland PLC	1,551,050	(652,987)			– 0	–		– 0	–	898,063
Standard Chartered Bank	740,719	– 0	–		– 0	–		– 0	–	740,719
State Street Bank & Trust Co.	157,982	(157,982)			– 0	–		– 0	–	– 0	–
UBS AG	921,673	(134,457)			– 0	–		– 0	–	787,216

Total	$6,751,978	$(2,242,256)		$	– 0	–	$	– 0	–	$4,509,722	^

332	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America	$2,261,905	$	– 0	–	$	– 0	–	$	– 0	–	$2,261,905
Barclays Bank PLC	500,803		(500,803)			– 0	–		– 0	–	– 0	–
Citibank	291,431		– 0	–		– 0	–		– 0	–	291,431
Deutsche Bank AG	97,323		(97,323)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	1,965,702		(671,646)			– 0	–		(1,294,056)		– 0	–
Morgan Stanley & Co., Inc.	27,058		(27,058)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	652,987		(652,987)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	328,082		(157,982)			– 0	–		– 0	–	170,100
UBS AG	134,457		(134,457)			– 0	–		– 0	–	– 0	–

Total	$6,259,748		$(2,242,256)		$	– 0	–		$(1,294,056)		$2,723,436	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,393,457		$(147,390)		$	– 0	–	$	– 0	–	$2,246,067

Total	$2,393,457		$(147,390)		$	– 0	–	$	– 0	–	$2,246,067

OTC Derivatives:
Goldman Sachs International	$448,291	$	– 0	–	$	– 0	–	$	– 0	–	$448,291
JPMorgan Chase Bank, NA	2,845,123		– 0	–		– 0	–		– 0	–	2,845,123
Morgan Stanley Capital Services LLC	2,125,377		(2,125,377)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	14,541		(4,781)			– 0	–		– 0	–	9,760

Total	$5,433,332		$(2,130,158)		$	– 0	–	$	– 0	–	$3,303,174	^

AB POOLING PORTFOLIOS •	333

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$147,390	$(147,390)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$147,390	$(147,390)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Morgan Stanley Capital Services LLC	$3,905,430	$(2,125,377)	$	– 0	–		$(1,780,053)		$	– 0	–
State Street Bank & Trust Co.	4,781	(4,781)		– 0	–		– 0	–		– 0	–

Total	$3,910,211	$(2,130,158)	$	– 0	–		$(1,780,053)		$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Volatility Management
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$10,208	$	– 0	–	$	– 0	–	$	– 0	–	$10,208

Total	$10,208	$	– 0	–	$	– 0	–	$	– 0	–	$10,208

OTC Derivatives:
Barclays Bank PLC	$732,923	$(141,510)	$	– 0	–	$	– 0	–	$591,413
BNP Paribas SA	2,338,451	(71,306)	– 0	–	– 0	–	2,267,145
Citibank/Citibank, NA	157,350	(157,350)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	89,396	(89,396)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	167,806	(167,806)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	271,478	(53,556)	– 0	–	– 0	–	217,922
JPMorgan Chase Bank	63,779	—	– 0	–	– 0	–	63,779
Morgan Stanley & Co., Inc.	1,126,232	(148,991)	– 0	–	– 0	–	977,241
Standard Chartered Bank	1,483,071	(1,483,071)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	78,540	(16,623)	– 0	–	– 0	–	61,917
UBS AG	125,983	(125,983)	– 0	–	– 0	–	– 0	–

Total	$6,635,009	$(2,455,592)	$	– 0	–	$	– 0	–	$4,179,417	^

334	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$1,648,772	$	– 0	–	$	– 0	–	$(1,648,772)		$	– 0	–
Barclays Bank PLC	141,510		(141,510)			– 0	–	– 0	–		– 0	–
BNP Paribas SA	71,306		(71,306)			– 0	–	– 0	–		– 0	–
Brown Brothers Harriman & Co.	354,637		– 0	–		– 0	–	– 0	–		354,637
Citibank/Citibank, NA	4,003,780		(157,350)			– 0	–	(3,846,430)			– 0	–
Credit Suisse International	582,489		– 0	–		– 0	–	– 0	–		582,489
Deutsche Bank AG	188,476		(89,396)			– 0	–	– 0	–		99,080
Goldman Sachs Bank USA/ Goldman Sachs International	476,742		(167,806)			—		(308,936)			—
HSBC Bank USA	53,556		(53,556)			—		—			—
Morgan Stanley & Co., Inc.	148,991		(148,991)			– 0	–	– 0	–		– 0	–
Royal Bank of Scotland PLC	146,970		– 0	–		– 0	–	– 0	–		146,970
Standard Chartered Bank	2,298,539		(1,483,071)			– 0	–	– 0	–		815,468
State Street Bank & Trust Co.	16,623		(16,623)			– 0	–	– 0	–		– 0	–
UBS AG	532,632		(125,983)			– 0	–	(406,649)			– 0	–

Total	$10,665,023		$(2,455,592)		$	– 0	–	$(6,210,787)			$1,998,644	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-

AB POOLING PORTFOLIOS •	335

Notes to Financial Statements

denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended August 31, 2015, the AB Global Core Bond Portfolio earned drop income of $1,257,888, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended August 31, 2015, the average amount of reverse

336	• AB POOLING PORTFOLIOS

Notes to Financial Statements

repurchase agreements outstanding for AB Bond Inflation Protection Portfolio and AB High-Yield Portfolio were $299,020,963 and $7,441,943, respectively, and the daily weighted average interest rate were 0.20% and (0.38%), respectively. At August 31, 2015, the AB Bond Inflation Protection Portfolio and AB High-Yield Portfolio had reverse repurchase agreements outstanding in the amount of $249,644,916 and $7,111,831, respectively, as reported on the statements of assets and liabilities. During the year, the High-Yield Portfolio received net interest payments from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of August 31, 2015:

Bond Inflation Protection Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Bank of America	$41,497,595	$(41,497,595)		$–0	–
Barclays Capital, Inc.	9,929,888	(9,929,888)		– 0	–
HSBC	92,044,226	(92,044,226)		– 0	–
JPMorgan Chase	106,173,207	(106,173,207)		– 0	–

Total	$249,644,916	$(249,644,916)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

AB High-Yield Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$627,444	$(626,579)	$865
Credit Suisse Securities (USA) LLC	5,889,674	(5,889,674)	– 0	–
RBC Capital Markets	594,713	(570,454)	24,259

Total	$7,111,831	$(7,086,707)	$25,124

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

AB POOLING PORTFOLIOS •	337

Notes to Financial Statements

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the year ended August 31, 2015, the High-Yield Portfolio had no commitments outstanding and received commitment fees or additional funding fees during the year in the amount of $12,442.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any

338	• AB POOLING PORTFOLIOS

Notes to Financial Statements

time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of August 31, 2015, the value of securities on loan and cash collateral received which has been invested into AB Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
AB U.S. Value	$5,952,903	$6,081,135
AB U.S. Large Cap Growth	2,869,911	2,930,293
AB International Value	199,056	210,915
AB International Growth	5,621,307	6,050,194
AB Small-Mid Cap Value	6,202,595	6,422,235
AB Small-Mid Cap Growth	7,537,578	7,862,001
AB Multi-Asset Real Return	25,601,329	26,857,470
AB Volatility Management	121,005,875	124,645,745

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the year ended August 31, 2015 from the borrowers and AB Exchange Reserves are as follows:

Portfolio	Borrowers	AB Exchange Reserves
AB U.S. Value	$199,303	$4,246
AB U.S. Large Cap Growth	62,651	2,742
AB International Value	293,367	8,821
AB International Growth	125,231	7,388
AB Small-Mid Cap Value	166,148	3,878
AB Small-Mid Cap Growth	158,635	7,892
AB Multi-Asset Real Return	512,533	17,948
AB Volatility Management	683,056	55,556

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be

AB POOLING PORTFOLIOS •	339

Notes to Financial Statements

sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AB Exchange Reserves for the year ended August 31, 2015 are as follows:

Portfolio	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2015 (000)
AB U.S. Value	$494	$52,274	$46,687	$6,081
AB U.S. Large Cap Growth	1,101	63,774	61,945	2,930
AB International Value	13,033	253,736	266,558	211
AB International Growth	2,772	167,140	163,862	6,050
AB Small-Mid Cap Value	2,842	50,843	47,263	6,422
AB Small-Mid Cap Growth	12,333	116,765	121,236	7,862
AB Multi-Asset Real Return	12,119	485,835	471,097	26,857
AB Volatility Management	68,251	1,707,098	1,650,703	124,646

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

AB U.S. Value
Shares sold	899,902	1,256,504	$11,886,481	$14,990,228

Shares issued in reinvestment of dividends	787,294	2,290,586	10,546,202	27,508,781

Shares redeemed	(6,107,627)	(65,036,472)	(82,387,658)	(807,917,005)

Net decrease	(4,420,431)	(61,489,382)	$(59,954,975)	$(765,417,996)

AB U.S. Large Cap Growth
Shares sold	569,773	972,739	$7,184,060	$15,016,834

Shares issued in reinvestment of dividends and distributions	14,104,875	8,354,810	169,404,217	125,541,021

Shares redeemed	(10,679,388)	(54,570,581)	(147,986,150)	(849,085,962)

Net increase (decrease)	3,995,260	(45,243,032)	$28,602,127	$(708,528,107)

340	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

AB International Value
Shares sold	1,595,825	2,130,858	$12,087,012	$17,127,078

Shares issued in reinvestment of dividends	4,256,822	7,177,791	31,500,480	56,058,549

Shares redeemed	(7,057,663)	(82,218,170)	(54,485,732)	(649,268,507)

Net decrease	(1,205,016)	(72,909,521)	$(10,898,240)	$(576,082,880)

AB International Growth
Shares sold	1,759,886	2,671,122	$15,676,225	$23,664,748

Shares issued in reinvestment of dividends	786,887	1,937,178	6,877,392	17,047,166

Shares redeemed	(4,603,483)	(71,252,154)	(41,591,644)	(630,900,848)

Net decrease	(2,056,710)	(66,643,854)	$(19,038,027)	$(590,188,934)

AB Short Duration Bond
Shares sold	3,241,057	8,306,556	$30,610,385	$78,407,307

Shares issued in reinvestment of dividends	992,400	1,241,841	9,366,087	11,717,433

Shares redeemed	(10,835,547)	(7,049,018)	(102,262,770)	(66,548,659)

Net increase (decrease)	(6,602,090)	2,499,379	$(62,286,298)	$23,576,081

AB Global Core Bond
Shares sold	2,922,261	6,026,995	$29,955,764	$61,795,059

Shares issued in reinvestment of dividends and distributions	6,610,824	3,635,361	66,999,287	37,211,781

Shares redeemed	(14,877,837)	(13,971,729)	(152,006,295)	(144,350,360)

Net decrease	(5,344,752)	(4,309,373)	$(55,051,244)	$(45,343,520)

AB Bond Inflation Protection
Shares sold	3,523,285	5,424,721	$34,639,427	$54,644,669

Shares issued in reinvestment of dividends and distributions	2,585,609	3,467,865	25,002,844	33,915,716

Shares redeemed	(7,526,367)	(7,389,637)	(73,523,506)	(74,669,503)

Net increase (decrease)	(1,417,473)	1,502,949	$(13,881,235)	$13,890,882

AB POOLING PORTFOLIOS •	341

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

AB High-Yield
Shares sold	611,033	1,051,044	$6,358,714	$11,224,827

Shares issued in reinvestment of dividends	2,387,311	2,392,415	24,694,123	25,509,174

Shares redeemed	(3,925,769)	(5,276,819)	(40,460,867)	(56,599,227)

Net decrease	(927,425)	(1,833,360)	$(9,408,030)	$(19,865,226)

AB Small-Mid Cap Value
Shares sold	309,496	311,854	$3,728,621	$4,171,197

Shares issued in reinvestment of dividends and distributions	5,565,605	3,443,018	63,242,317	44,507,395

Shares redeemed	(3,504,600)	(4,963,204)	(42,175,961)	(67,864,547)

Net increase (decrease)	2,370,501	(1,208,332)	$24,794,977	$(19,185,955)

AB Small-Mid Cap Growth
Shares sold	252,091	1,195,831	$2,782,968	$14,454,274

Shares issued in reinvestment of dividends and distributions	4,851,374	5,178,738	51,344,768	61,745,187

Shares redeemed	(5,164,035)	(4,795,852)	(58,999,695)	(61,676,236)

Net increase (decrease)	(60,570)	1,578,717	$(4,871,959)	$14,523,225

AB Multi-Asset Real Return*
Shares sold	54,774,185	14,265,266	$423,029,389	$124,401,516

Shares issued in reinvestment of dividends	3,939,384	2,714,536	28,954,469	22,422,067

Shares redeemed	(15,265,478)	(15,292,938)	(120,157,202)	(129,524,655)

Net increase	43,448,091	1,686,864	$331,826,656	$17,298,928

AB Volatility Management
Shares sold	2,677,728	4,093,947	$31,694,373	$48,340,621

Shares issued in reinvestment of dividends and distributions	9,227,127	14,138,440	106,665,587	160,188,523

Shares redeemed	(17,200,171)	(38,792,782)	(208,087,207)	(468,154,591)

Net decrease	(5,295,316)	(20,560,395)	$(69,727,247)	$(259,625,447)

*	Consolidated (see Note A).

342	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory, or other uncertainties.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

AB POOLING PORTFOLIOS •	343

Notes to Financial Statements

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market risk and credit risk tend to involve greater liquidity risk.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AB Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios

344	• AB POOLING PORTFOLIOS

Notes to Financial Statements

have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB U.S. Value	2015		2014
Distributions paid from:
Ordinary income	$10,546,202		$27,508,781

Total distributions paid	$10,546,202		$27,508,781

AB U.S. Large Cap Growth	2015		2014
Distributions paid from:
Ordinary income	$14,782,301		$23,015,023
Long-term capital gains	154,621,916		102,525,998

Total distributions paid	$169,404,217		$125,541,021

AB International Value	2015		2014
Distributions paid from:
Ordinary income	$31,500,480		$56,058,549

Total distributions paid	$31,500,480		$56,058,549

AB International Growth	2015		2014
Distributions paid from:
Ordinary income	$6,877,393		$17,047,166

Total distributions paid	$6,877,393		$17,047,166

AB Short Duration Bond	2015		2014
Distributions paid from:
Ordinary income	$9,366,087		$11,673,217
Return of capital	– 0	–	44,216

Total distributions paid	$9,366,087		$11,717,433

AB Global Core Bond	2015		2014
Distributions paid from:
Ordinary income	$55,828,805		$35,379,162
Long-term capital gains	11,170,482		1,832,618

Total distributions paid	$66,999,287		$37,211,780

AB Bond Inflation Protection	2015		2014
Distributions paid from:
Ordinary income	$25,002,844		$12,850,585
Long-term capital gains	– 0	–	21,065,131

Total distributions paid	$25,002,844		$33,915,716

AB POOLING PORTFOLIOS •	345

Notes to Financial Statements

AB High-Yield	2015	2014
Distributions paid from:
Ordinary income	$24,694,123	$25,509,174

Total distributions paid	$24,694,123	$25,509,174

AB Small-Mid Cap Value	2015	2014
Distributions paid from:
Ordinary income	$11,292,081	$10,895,600
Long-term capital gains	51,950,236	33,611,794

Total distributions paid	$63,242,317	$44,507,394

AB Small-Mid Cap Growth	2015	2014
Distributions paid from:
Ordinary income	$2,513,207	$1,668,154
Long-term capital gains	48,831,561	60,077,034

Total distributions paid	$51,344,768	$61,745,188

AB Multi-Asset Real Return	2015	2014
Distributions paid from:
Ordinary income	$28,954,469	$22,422,067

Total distributions paid	$28,954,469	$22,422,067

AB Volatility Management	2015	2014
Distributions paid from:
Ordinary income	$69,377,411	$110,905,951
Long-term capital gains	37,288,177	49,282,572

Total distributions paid	$106,665,588	$160,188,523

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB U.S. Value	$2,426,834	$	– 0	–	$(304,888,572)		$46,281,594	$(256,180,144)
AB U.S. Large Cap Growth	6,180,124		71,338,903		– 0	–	102,849,359	180,368,386
AB International Value	15,412,104		– 0	–	(428,884,112)		(27,685,156)	(441,157,164)
AB International Growth	3,235,297		– 0	–	(341,955,002)		10,742,339	(327,977,366)
AB Short Duration Bond	521,735		– 0	–	(70,905,940)		(1,696,771)	(72,080,976)
AB Global Core Bond	23,844,568		– 0	–	(8,069,949)		(16,923,180)	(1,148,561)
AB Bond Inflation Protection	16,323,558		– 0	–	(5,726,304)		(21,974,710)	(11,377,456)
AB High-Yield	5,739,370		– 0	–	(14,148,980)		(15,763,913)	(24,173,523)
AB Small-Mid Cap Value	1,007,473		27,468,395		– 0	–	29,717,622	58,193,490

346	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains		Accumulated Capital and Other Losses(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB Small-Mid Cap Growth	$544,418	$33,482,473		$	– 0	–	$61,795,591	$95,822,482
AB Multi-Asset Real Return	21,129,639	– 0	–		(290,382,766)		(288,507,806)	(557,760,933)
AB Volatility Management	35,186,722	26,870,152			– 0	–	143,322,078	205,378,952

(a)

As of August 31, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended August 31, 2015 AB U.S. Value Portfolio, AB International Value Portfolio, AB International Growth Portfolio and AB High Yield Portfolio utilized capital loss carryforwards of $66,186,422, $23,677,098, $5,938,664 and $2,129,413, respectively, to offset current year net realized gains. Additionally, AB Short Duration Bond Portfolio had $3,562,331 of capital loss carryforwards expire during the fiscal year. At August 31, 2015 AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio and AB Multi-Asset Real Return Portfolio deferred straddle losses of $610,095, $7,338,294, $6,484, $7,112 and $163,901, respectively. At August 31, 2015 AB U.S. Value Portfolio, AB International Growth Portfolio, AB Global Core Bond Portfolio and AB High-Yield Portfolio had post-October short-term capital loss deferrals of $1,088,105, $4,426,793, $731,655 and $1,651,360, respectively. These losses are deemed to arise on September 1, 2015.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of a restructured investment, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from a wholly-owned subsidiary..

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB U.S. Value	$303,800,467	n/a	2018
AB International Value	51,400,581	n/a	2017
AB International Value	325,801,637	n/a	2018

AB POOLING PORTFOLIOS •	347

Notes to Financial Statements

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB International Value	$25,033,617	$26,648,277	No expiration
AB International Growth	34,597,465	n/a	2017
AB International Growth	302,930,744	n/a	2018
AB Short Duration Bond	1,756,801	n/a	2016
AB Short Duration Bond	19,308,695	n/a	2017
AB Short Duration Bond	11,669,892	n/a	2018
AB Short Duration Bond	8,417,896	n/a	2019
AB Short Duration Bond	3,740,656	25,401,905	No expiration
AB Bond Inflation Protection	5,719,820	n/a	No expiration
AB High-Yield	12,490,508	n/a	2018
AB Multi-Asset Real Return	232,200,875	n/a	2018
AB Multi-Asset Real Return	37,320,905	20,697,085	No expiration

During the current fiscal year, most of the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the utilization of a net operating loss to offset capital gains, the tax treatment of swaps and partnership investments, paydown gain/loss reclassifications, the tax treatment of proceeds from the sale of restructured securities, the redesignation of dividends, the tax treatment of offering costs and clearing fees, the expiration of capital loss carryforwards, contributions from the Advisor, the tax treatment of gains from redemptions-in-kind, the utilization of earnings and profits distributed to shareholders on redemption of shares, and the tax treatment of earnings from a wholly-owned subsidiary—is reflected as an adjustment to the components of capital as of August 31, 2015 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Undistributed Net Investment Income (Loss)		Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
AB U.S. Value	$1,717		$–0	–	$(1,717)
AB U.S. Large Cap Growth	– 0	–	– 0	–	– 0	–

348	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Increase (Decrease) to Additional Paid-In Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
AB International Value	$	– 0	–	$4,419,177	$(4,419,177)
AB International Growth	– 0	–	(1,295,489)	1,295,489
AB Short Duration Bond	(3,562,331)	1,235,149	2,327,182
AB Global Core Bond	– 0	–	43,569,263	(43,569,263)
AB Bond Inflation Protection	– 0	–	6,912,529	(6,912,529)
AB High-Yield	– 0	–	2,554,310	(2,554,310)
AB Small-Mid Cap Value	– 0	–	– 0	–	– 0	–
AB Small-Mid Cap Growth	– 0	–	1,165,209	(1,165,209)
AB Multi-Asset Real Return	(103,906,538)	14,062,819	89,843,719
AB Volatility Management	4,326,805	20,211,291	(24,538,096)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

AB POOLING PORTFOLIOS •	349

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB U.S. Value
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.46	$ 10.96	$ 8.73	$ 7.97	$ 7.18

Income From Investment Operations
Net investment income(a)	.28	.32	.24	.23	.18
Net realized and unrealized gain (loss) on investment transactions	(.83)	2.50	2.23	.76	.77

Net increase (decrease) in net asset value from operations	(.55)	2.82	2.47	.99	.95

Less: Dividends
Dividends from net investment income	(.28)	(.32)	(.24)	(.23)	(.16)

Net asset value, end of period	$ 12.63	$ 13.46	$ 10.96	$ 8.73	$ 7.97

Total Return
Total investment return based on net asset value(b)	(4.21)%*	26.10%*	28.67%*	12.75%*	13.21%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$449	$539	$1,113	$1,173	$1,943
Ratio to average net assets of:
Expenses	.05%	.03%	.02%	.02%	.01%+
Net investment income	2.06%	2.65%	2.44%	2.75%	2.14%+
Portfolio turnover rate	52%	43%	53%	40%	65%

See footnote summary on page 362.

350	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB U.S. Large Cap Growth
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94

Income From Investment Operations
Net investment income(a)	.11	.12	.12	.12	.12
Net realized and unrealized gain on investment transactions	1.46	3.91	2.20	1.67	1.70

Net increase in net asset value from operations	1.57	4.03	2.32	1.79	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.14)	(.09)	(.15)	(.10)
Distributions from net realized gain on investment transactions	(5.63)	(1.64)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(5.76)	(1.78)	(.09)	(.15)	(.10)

Net asset value, end of period	$ 12.59	$ 16.78	$ 14.53	$ 12.30	$ 10.66

Total Return
Total investment return based on net asset value(b)	11.22	%*	29.19%	18.92%	16.99	%*	20.35	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$454	$538	$1,123	$1,173	$1,953
Ratio to average net assets of:
Expenses	.05%	.03%	.02%	.02%	.02	%+
Net investment income	.84%	.79%	.87%	1.10%	1.09	%+
Portfolio turnover rate	56%	59%	57%	85%	91%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	351

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Value
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.32	$ 7.46	$ 6.39	$ 6.98	$ 6.93

Income From Investment Operations
Net investment income(a)	.20	.31	.23	.23	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.89)	1.01	.98	(.70)	.13

Net increase (decrease) in net asset value from operations	(.69)	1.32	1.21	(.47)	.37

Less: Dividends
Dividends from net investment income	(.58)	(.46)	(.14)	(.12)	(.32)

Net asset value, end of period	$ 7.05	$ 8.32	$ 7.46	$ 6.39	$ 6.98

Total Return
Total investment return based on net asset value(b)	(8.59)%	18.14%	19.15%	(6.69)%	4.82%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$372	$450	$947	$986	$984
Ratio to average net assets of:
Expenses(c)	.08%	.05%	.05%	.04%	.04%+
Net investment income	2.60%	3.84%	3.16%	3.56%	3.00%+
Portfolio turnover rate	69%	65%	58%	61%	58%

See footnote summary on page 362.

352	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Growth
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.50	$ 8.27	$ 7.54	$ 8.27	$ 8.18

Income From Investment Operations
Net investment income(a)	.15	.19	.20	.18	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.18)	1.19	.59	(.78)	.26

Net increase (decrease) in net asset value from operations	(1.03)	1.38	.79	(.60)	.45

Less: Dividends
Dividends from net investment income	(.14)	(.15)	(.06)	(.13)	(.36)

Net asset value, end of period	$ 8.33	$ 9.50	$ 8.27	$ 7.54	$ 8.27

Total Return
Total investment return based on net asset value(b)	(10.86)%	16.89%	10.53%	(7.19)%	5.15%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$375	$447	$941	$999	$1,022
Ratio to average net assets of:
Expenses	.09%	.05%	.04%	.04%	.04%+
Net investment income	1.72%	2.13%	2.40%	2.36%	2.15%+
Portfolio turnover rate	52%	61%	55%	93%	73%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	353

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Short Duration Bond
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.44	$ 9.42	$ 9.56	$ 9.59	$ 9.56

Income From Investment Operations
Net investment income(a)	.09	.10	.09	.12	.17
Net realized and unrealized gain (loss) on investment transactions	(.01)	.04	†	(.08)	– 0	–	.05

Net increase in net asset value from operations	.08	.14	.01	.12	.22

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.12)	(.15)	(.15)	(.19)
Tax return of capital	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.12)	(.15)	(.15)	(.19)

Net asset value, end of period	$ 9.43	$ 9.44	$ 9.42	$ 9.56	$ 9.59

Total Return
Total investment return based on net asset value(b)	.90%	1.45%	.14	%*	1.24%	2.36%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$898	$962	$936	$933	$1,286
Ratio to average net assets of:
Expenses(c)	.04%	.03%	.03%	.03%	.05	%+
Net investment income	.90%	1.06%	.94%	1.26%	1.75	%+
Portfolio turnover rate	71%	47%	114%	129%	88%

See footnote summary on page 362.

354	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Global Core Bond
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.52	$ 10.18	$ 11.00	$ 10.88	$ 10.78

Income From Investment Operations
Net investment income(a)	.26	.29	.29	.33	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.41	(.38)	.40	.15

Net increase (decrease) in net asset value from operations	.22	.70	(.09)	.73	.56

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.34)	(.37)	(.34)	(.43)
Distributions from net realized gain on investment transactions	(.18)	(.02)	(.36)	(.27)	(.03)

Total dividends and distributions	(.70)	(.36)	(.73)	(.61)	(.46)

Net asset value, end of period	$ 10.04	$ 10.52	$ 10.18	$ 11.00	$ 10.88

Total Return
Total investment return based on net asset value(b)	2.15%	7.05%	(.94 )%*	6.98%††	5.38%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$931	$1,032	$1,041	$1,124	$1,307
Ratio to average net assets of:
Expenses(c)	.04%	.03%	.03%	.03%	.03%+
Net investment income	2.56%	2.86%	2.77%	2.99%	3.87%+
Portfolio turnover rate	150%	169%	116%	163%	114%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	355

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Bond Inflation Protection
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.25	$ 10.15	$ 11.22	$ 11.46	$ 10.70

Income From Investment Operations
Net investment income(a)	.12	.33	.32	.38	.68
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.22	(.69)	.32	.40

Net increase (decrease) in net asset value from operations	(.28)	.55	(.37)	.70	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.14)	(.52)	(.72)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.18)	(.22)	– 0	–

Total dividends and distributions	(.33)	(.45)	(.70)	(.94)	(.32)

Net asset value, end of period	$ 9.64	$ 10.25	$ 10.15	$ 11.22	$ 11.46

Total Return
Total investment return based on net asset value(b)	(2.73)%	5.63%	(3.70)%	6.59%	10.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$717,018	$776,378	$753,515	$792,721	$712,731
Ratio to average net assets of:
Expenses(c)	.13%	.08%	.13%	.11%	.12	%+
Net investment income	1.24%	3.22%	3.00%	3.44%	6.21	%+
Portfolio turnover rate	56%	72%	49%	52%	39%

See footnote summary on page 362.

356	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB High-Yield
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.90	$ 10.38	$ 10.31	$ 9.71	$ 9.85

Income From Investment Operations
Net investment income(a)	.67	.72	.75	.76	.87
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	.53	.18	.53	(.08)
Contributions from Affiliates	– 0	–	– 0	–	.00	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.24)	1.25	.93	1.29	.79

Less: Dividends
Dividends from net investment income	(.74)	(.73)	(.86)	(.69)	(.93)

Net asset value, end of period	$ 9.92	$ 10.90	$ 10.38	$ 10.31	$ 9.71

Total Return
Total investment return based on net asset value(b)	(2.27	)%*	12.44%	9.24%	13.95%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$322,839	$364,934	$366,553	$397,208	$482,423
Ratio to average net assets of:
Expenses(c)	.13%	.11%	.09%	.07%	.07	%+
Net investment income.	6.45%	6.68%	7.15%	7.87%	8.53	%+
Portfolio turnover rate	51%	54%	63%	57%	55%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	357

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Small-Mid Cap Value
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.28	$ 13.09	$ 11.72	$ 10.38	$ 9.08

Income From Investment Operations
Net investment income(a)	.15	.22	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.35)	2.89	2.94	1.30	1.30

Net increase (decrease) in net asset value from operations	(.20)	3.11	3.12	1.46	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.20)	(.26)	(.12)	(.15)
Distributions from net realized gain on investment transactions	(2.64)	(1.72)	(1.49)	– 0	–	– 0	–

Total dividends and distributions	(2.81)	(1.92)	(1.75)	(.12)	(.15)

Net asset value, end of period	$ 11.27	$ 14.28	$ 13.09	$ 11.72	$ 10.38

Total Return
Total investment return based on net asset value(b)	(1.38)%	25.46	%*	29.94%	14.21%	15.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$281,724	$323,134	$311,954	$328,749	$497,049
Ratio to average net assets of:
Expenses	.08%	.06%	.06%	.05%	.04	%+
Net investment income	1.23%	1.62%	1.48%	1.47%	1.36	%+
Portfolio turnover rate	40%	50%	49%	52%	65%

See footnote summary on page 362.

358	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Small-Mid Cap Growth
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.56	$ 13.16	$ 13.23	$ 16.09	$ 11.77

Income From Investment Operations
Net investment income(a)	.00 (d)	.06	.09	.08	.07
Net realized and unrealized gain on investment transactions	.42	2.03	2.62	2.15	4.32

Net increase in net asset value from operations	.42	2.09	2.71	2.23	4.39

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.07)	(.09)	(.09)	(.07)
Distributions from net realized gain on investment transactions	(1.97)	(2.62)	(2.69)	(5.00)	– 0	–

Total dividends and distributions	(2.04)	(2.69)	(2.78)	(5.09)	(.07)

Net asset value, end of period	$ 10.94	$ 12.56	$ 13.16	$ 13.23	$ 16.09

Total Return
Total investment return based on net asset value(b)	3.92%	17.04%*	25.85%*	17.77%*	37.31	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$279,873	$322,200	$316,708	$328,634	$504,936
Ratio to average net assets of:
Expenses	.09%	.07%	.06%	.06%	.04	%+
Net investment income	.01%	.51%	.70%	.55%	.43	%+
Portfolio turnover rate	55%	65%	72%	68%	75%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	359

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Multi-Asset Real Return**
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.95	$ 8.25	$ 8.67	$ 9.13	$ 8.57

Income From Investment Operations
Net investment income(a)	.16	.19	.17	.18	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.58)	.75	(.31)	(.25)	1.06
Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.42)	.94	(.14)	(.07)	1.30

Less: Dividends
Dividends from net investment income	(.26)	(.24)	(.28)	(.39)	(.74)

Net asset value, end of period	$ 6.27	$ 8.95	$ 8.25	$ 8.67	$ 9.13

Total Return
Total investment return based on net asset value(b)	(27.40)%	11.48%	(1.69)%	(.45	)%*	15.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$832,827	$800,178	$724,226	$547,929	$937,281
Ratio to average net assets of:
Expenses	.07%	.07%	.06%	.06%	.05	%+
Net investment income	2.13%	2.17%	1.89%	2.11%	2.52	%+
Portfolio turnover rate	45%	76%	126%	110%	156%

See footnote summary on page 362.

360	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Volatility Management
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.53	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Income From Investment Operations
Net investment income(a)	.24	.24	.15	.07	.09	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.63)	2.10	1.11	.24	1.36

Net increase (decrease) in net asset value from operations	(.39)	2.34	1.26	.31	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.12)	(.06)	(.08)
Distributions from net realized gain on investment transactions	(.55)	(.82)	– 0	–	(.28)	(.41)

Total dividends and distributions	(.92)	(1.19)	(.12)	(.34)	(.49)

Net asset value, end of period	$ 11.22	$ 12.53	$ 11.38	$ 10.24	$ 10.27

Total Return
Total investment return based on net asset value(b)	(3.35)%	21.69%	12.40%	3.10%	15.61%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,278	$1,494	$1,590	$1,688	$284
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.05%	.05%	.04%	.15	%+
Expenses, before waivers/reimbursements	.05%	.05%	.05%	.04%	.16	%+
Net investment income	2.01%	2.04%	1.40%	.68%	.88	%+(e)
Portfolio turnover rate	13%	41%	80%	130%	81%

See footnote summary on page 362.

AB POOLING PORTFOLIOS •	361

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios presented below exclude interest expense where applicable:

	Year Ended August 31,
	2015	2014	2013	2012	2011
AB International Value Portfolio
Expenses	N/A	.05%	N/A	N/A	N/A
AB Short Duration Bond Portfolio
Expenses	N/A	.03%	N/A	N/A	N/A
AB Global Core Bond Portfolio
Expenses	N/A	.03%	N/A	N/A	N/A
AB Bond Inflation Protection Portfolio
Expenses	.05%	.04%	.04%	.04%	.04	%+
AB High-Yield Portfolio
Expenses	N/A	N/A	.09%	N/A	N/A	+

(d)	Amount is less than $0.005.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB U.S. Value Portfolio for years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.34%, 0.04%, 0.08% and 0.01%, respectively, AB U.S. Large Cap Growth Portfolio for the years ended August 31, 2015, August 31, 2012 and August 31, 2011 by 0.01%, 0.02% and 0.01%, respectively, AB Short Duration Bond Portfolio for the year ended August 31, 2013 by 0.02%, AB Global Core Bond for the year ended August 31, 2013 by 0.01%, AB Small-Mid Cap Value Portfolio for the year ended August 31, 2014 by 0.04%, AB Small-Mid Cap Growth Portfolio for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 by 0.08%, 0.14%, 0.01% and 0.01%, respectively, AB High Yield Portfolio for the year ended August 31, 2015 by 0.09% and AB Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

362	• AB POOLING PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The AB Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AB Pooling Portfolios, formerly The AllianceBernstein Pooling Portfolios (comprising, respectively, the AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio, and AB Volatility Management Portfolio, formerly the AllianceBernstein U.S. Value Portfolio, the AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio, and AllianceBernstein Volatility Management Portfolio, respectively) (the “Fund”), as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows for the year then ended for AB Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

AB POOLING PORTFOLIOS •	363

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AB Pooling Portfolios at August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the cash flows for AB Bond Inflation Protection Portfolio for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

364	• AB POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2015. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
AB U.S. Value	85.95%	0.00%
AB U.S. Large Cap Growth	27.24%	0.00%
AB International Value	0.00%	0.00%
AB International Growth	0.00%	0.00%
AB Short Duration Bond	0.00%	94.11%
AB Global Core Bond	0.00%	21.25%
AB Bond Inflation Protection	0.00%	86.88%
AB High-Yield	3.33%	55.14%
AB Small-Mid Cap Value	42.64%	0.00%
AB Small-Mid Cap Growth	63.90%	0.00%
AB Multi-Asset Real Return	11.47%	1.30%
AB Volatility Management	12.88%	0.00%

For the taxable year ended August 31, 2015, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
AB U.S. Value	$10,125,216
AB U.S. Large Cap Growth	4,290,924
AB International Value	6,519,353
AB International Growth	5,354,657
AB Short Duration Bond	– 0	–
AB Global Core Bond	– 0	–
AB Bond Inflation Protection	– 0	–
AB High-Yield	822,836
AB Small-Mid Cap Value	2,855,779
AB Small-Mid Cap Growth	1,011,581
AB Multi-Asset Real Return	9,652,588
AB Volatility Management	18,967,869

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB POOLING PORTFOLIOS •	365

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Vinod Chathlani, Vice President

Sergey Davalchenko, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

366	• AB POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AB Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Messrs. Loewy, Zlotnikov and Chathlani are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AB Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AB International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AB Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AB Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AB High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Rajen B. Jadav, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are primarily responsible for the day-to-day management of the AB Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AB Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

AB POOLING PORTFOLIOS •	367

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

368	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2005)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

AB POOLING PORTFOLIOS •	369

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (2005)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

370	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

AB POOLING PORTFOLIOS •	371

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

372	• AB POOLING PORTFOLIOS

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB POOLING PORTFOLIOS •	373

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Takeo Aso 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Sergey Davalchenko 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since January 2011. In early 2012, he also became a Portfolio Manager for Emerging Markets Growth. Previously, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Prior thereto, he was associated with Fenician Capital Management since prior to 2010.

Vinod S. Chathlani 32	Vice President	Assistant Vice President of the Adviser** with which he has been associated since December 2013. Prior thereto, he was a risk analyst at Oppenheimer Funds and a corporate investment strategist at Reliance Communications (India) since prior to 2010.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Jon P. Denfeld 45	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2010.

374	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Scott A. DiMaggio 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Gershon M. Distenfeld 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Vincent C. DuPont 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

John H. Fogarty 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Rajen B. Jadav 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2010.

Shawn E. Keegan 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

N. Kumar Kirpalani 61	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Samantha S. Lau 43	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2010.

Avi Lavi 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

James W. MacGregor 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Alison M. Martier 58	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2010.

Christopher W. Marx 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Michael L. Mon 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Joseph G. Paul 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

AB POOLING PORTFOLIOS •	375

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Gregory L. Powell 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Laurent Saltiel 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2010.

Ashish C. Shah 45	Vice President	Senior Vice President and Head of Global Credit of the Adviser** with which he has been associated since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2010.

Matthew S. Sheridan 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Kevin F. Simms 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Shri Singhvi 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Wen-Tse Tseng 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Greg J. Wilensky 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

376	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB POOLING PORTFOLIOS •	377

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AB Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the equity portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 4-7, 2015:

•	AB U.S. Value Portfolio

•	AB U.S. Large Cap Growth Portfolio

•	AB Multi-Asset Real Return Portfolio (formerly named AB Global Real Estate Investment Portfolio)

•	AB International Value Portfolio

•	AB International Growth Portfolio

•	AB Small-Mid Cap Value Portfolio

•	AB Small-Mid Cap Growth Portfolio

•	AB Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

378	• AB POOLING PORTFOLIOS

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date, they had approved reimbursements from AB Volatility Management Portfolio and had not approved requests for reimbursements in respect of the other Portfolios. The quality of administrative and other services, including the Adviser’s role in

AB POOLING PORTFOLIOS •	379

coordinating the activities of each Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the advisory arrangements with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor

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and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more securities indices, in each case for the 1-, 3- and 5-year periods, as applicable, ended February 28, 2015 and (in the case of comparisons with certain indices) the period since inception.

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AB U.S. Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Russell 1000 Value Index in the 3-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s performance in recent years was satisfactory.

AB U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Russell 1000 Growth Index in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the trustees concluded that the Portfolio’s performance in recent years was satisfactory.

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AB Multi-Asset Real Return Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio outperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “MSCI AC World Commodity Index”) in all periods except the period since inception. It lagged the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index on a gross return basis in all periods. The Portfolio outperformed the All Market Real Return Index in the 5-year period and lagged it in all other periods. The trustees also noted that at their September 2010 meeting they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Commodity Index, and a name change to AllianceBernstein Multi-Asset Real Return Portfolio from AllianceBernstein Global Real Estate Investment Portfolio, effective December 31, 2010. As a result, the trustees gave less weight to the Portfolio’s investment performance prior to December 2010. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance and the appropriateness of the Portfolio’s primary benchmark, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets. The trustees determined to continue to monitor the Portfolio’s performance closely.

AB International Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Net) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. The Portfolio outperformed the MSCI Europe, Australasia and Far East Index (Net) in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Portfolio’s recent performance was acceptable.

AB International Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex U.S. (the Portfolio’s primary index since January 1, 2012) in all periods except in the one-year period; it lagged the MSCI AC World Index ex U.S. Growth (the Portfolio’s secondary index since January 1, 2012) in all periods; and it lagged the MSCI Europe, Australasia and Far East Index (Net), the Portfolio’s prior index,

382	• AB POOLING PORTFOLIOS

in all periods except in the one-year period. Based on their review, the trustees concluded that the Portfolio’s recent performance was acceptable. The trustees determined to continue to monitor the Portfolio’s performance closely.

AB Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Russell 2500 Value Index in all periods. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

AB Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Russell 2500 Growth Index in the 1- and 3-year periods and outperformed it in the 5-year period and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the trustees concluded that the Portfolio’s performance was acceptable.

AB Volatility Management Portfolio

The trustees noted that the Portfolio (April 2010 inception) was in the 2nd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, and 2nd out of 4 of the Performance Group and in the 2nd quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Morgan Stanley Capital International All Country World Index in the 1-year period and the period since inception, and lagged it in the 3-year period. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees

AB POOLING PORTFOLIOS •	383

paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the Pooling Investors.

In considering the fee arrangements (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds, noting, in the case of AB Volatility Management Portfolio, that, in addition to requiring equity management capabilities, the Portfolio also required continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income.

Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees noted that each of AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the

384	• AB POOLING PORTFOLIOS

SEC. The trustees noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The trustees concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

AB U.S. Value Portfolio

AB U.S. Large Cap Growth Portfolio

AB Multi-Asset Real Return Portfolio

AB International Value Portfolio

AB International Growth Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

AB Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was lower than the Expense Group median and higher than the Expense Universe median. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AB POOLING PORTFOLIOS •	385

AB Small-Mid Cap Growth Portfolio

The trustees concluded that the Portfolio’s total non-advisory expense ratio was acceptable, although they noted that it was higher than the Expense Group and Expense Universe medians.

AB Volatility Management Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio, which had been capped by the Adviser (although the non-advisory expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

386	• AB POOLING PORTFOLIOS

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Portfolios do not include “AB.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

AB POOLING PORTFOLIOS •	387

the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions, although the adviser proposed at the March 11, 2015 meeting that the trustees authorize such reimbursements going forward and presented information on the expense ratio impact of providing such authorization. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $47,037 (0.003% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

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The Adviser is compensated by the institutional clients that invest in the Portfolios, which include AB Retirement Strategies (“Retirement Strategies”),5 AB Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AB Blended Style Series, Inc.—AB Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

5	Includes AB 2000 Retirement Strategy, AB 2005 Retirement Strategy, AB 2010 Retirement Strategy, AB 2015 Retirement Strategy, AB 2020 Retirement Strategy, AB 2025 Retirement Strategy, AB 2030 Retirement Strategy, AB 2035 Retirement Strategy, AB 2040 Retirement Strategy, AB 2045 Retirement Strategy, AB 2050 Retirement Strategy and AB 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AB.”

6	Includes AB Balanced Wealth Strategy, AB Wealth Appreciation Strategy, AB Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AB.”

7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

AB POOLING PORTFOLIOS •	389

AB Portfolios—AB Wealth Strategies

The Adviser charges the Wealth Strategies an advisory fee based on a percentage of each fund’s average daily net assets:8

Fund	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed Wealth Appreciation	First $2.5 billion	0.65%
Strategy	Next $2.5 billion	0.55%
Wealth Appreciation Strategy	Excess of $5 billion	0.50%

Tax-Managed Balanced Wealth Strategy	First $2.5 billion	0.55%
Tax-Managed Conservative	Next $2.5 billion	0.45%
Balanced Wealth Strategy Conservative Wealth Strategy	Excess of $5 billion	0.40%

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:9

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining

8	At the Board meetings on May 6-8, 2014, the Adviser proposed modifications to the Wealth Strategies to provide for the inclusion of AB Multi-Manager Alternative Strategies Fund as one of the underlying portfolios for each Wealth Strategy. At the time of the presentation, it was estimated that the loss of assets to the Pooling Portfolios in the aggregate would be $350-$400 million, with the largest transfers expected to come from U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, International Value Portfolio and International Growth Portfolio. As of March 31, 2015, the market value of aggregate investment of the Wealth Strategies in the AB Multi-Manager Alternative Strategies Fund was $373.9 million. The difference in in the Pooling Portfolios’ net assets between March 31, 2015 and March 31, 2014, including the fixed income Pooling Portfolios that are not discussed in this evaluation, was $545.0 million in the aggregate.

9	The Board of Directors of the SCB Fund approved the renewal of the investment advisory agreement of the SCB Overlay Portfolios on October 23, 2014.

390	• AB POOLING PORTFOLIOS

the program and developing/updating a website where participants can access their personal accounts.10 The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2014.11

Portfolios	Total Expense Ratio[12]
Age-Based Education Strategies

Age-Based Aggressive Growth 2014-2016	0.94%
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.90%
Age-Based Aggressive Growth 2005-2007	0.86%
Age-Based Aggressive Growth 2002-2004	0.82%
Age-Based Aggressive Growth 1999-2001	0.78%
Age-Based Aggressive Growth 1996-1998	0.74%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2014-2016[13]	0.92%
Age-Based Moderate Growth 2011-2013	0.88%
Age-Based Moderate Growth 2008-2010	0.84%
Age-Based Moderate Growth 2005-2007	0.80%
Age-Based Moderate Growth 2002-2004	0.78%
Age-Based Moderate Growth 1999-2001	0.76%
Age-Based Moderate Growth 1996-1998	0.72%

10	On March 24, 2014 the CBF replaced U.S. Value Portfolio and U.S. Large Cap Portfolio with AB Growth and Income Fund, Inc., as well as International Value Portfolio and International Growth Portfolio with a separate account, managed by the Adviser, called AB International Factor.

11	For all Education Strategies that invest in the Pooling Portfolios held by Rhode Island resident accounts, which account for 5.47% of all accounts and 4.12% in terms of net assets as of March 31, 2015, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

12	The total expense ratios do not include an annual distribution fee of up to1.00% payable to ABI, the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

13	The Education Strategy commenced operations on February 4, 2014.

AB POOLING PORTFOLIOS •	391

Portfolios	Total Expense Ratio[12]
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2014-2016[14]	0.82%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.79%
Age-Based Conservative Growth 2005-2007	0.78%
Age-Based Conservative Growth 2002-2004	0.76%
Age-Based Conservative Growth 1999-2001	0.72%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2015 are as follows:

Portfolio	Net Assets 3/31/15 ($MM)
U.S. Value Portfolio	$505.7
U.S. Large Cap Growth Portfolio	$506.7
Multi-Asset Real Return Portfolio	$916.9
International Value Portfolio	$425.1
International Growth Portfolio	$425.9
Small-Mid Cap Value Portfolio	$317.2
Small-Mid Cap Growth Portfolio	$317.0
Volatility Management Portfolio	$1,438.2

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.03%
U.S. Large Cap Growth Portfolio	August 31	0.03%
Multi-Asset Real Return Portfolio[15],[16]	August 31	0.07%
International Value Portfolio	August 31	0.05%
International Growth Portfolio	August 31	0.05%
Small-Mid Cap Value Portfolio	August 31	0.06%
Small-Mid Cap Growth Portfolio	August 31	0.07%

14	The Education Strategy commenced operations on April 21, 2014.

15	The Portfolio has exposure to exchange traded funds (“ETF”). Like any other mutual fund, ETFs bear fund expenses. Accordingly, if a Portfolio were to hold a long position in an ETF, the ETF’s expenses would detract from the Portfolio’s total return

16	The Portfolio’s current fiscal year exposure to ETFs is 0.32% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0015%.

392	• AB POOLING PORTFOLIOS

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio[17]	0.15%	0.05%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies. While there are differences in the services provided to investment companies and institutional accounts, it is contemplated that the Adviser will recover some of the costs related to providing these administrative services by the reimbursements it receives from Volatility Management Portfolio and the Institutional Clients. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. In recent years,

17	The Portfolio’s current fiscal year exposure to ETFs is 16.85% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0254%.

AB POOLING PORTFOLIOS •	393

investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.18 In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios based on March 31, 2015 net assets, although the Portfolios are not charged an advisory fee by the Adviser.19

Portfolio	Portfolio Net Assets 03/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$505.7	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.307%

U.S. Large Cap Growth Portfolio	$506.7	U.S. Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.314%

Multi-Asset Real Return Portfolio	$916.9	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $150 m	0.557%

18	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

19

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

394	• AB POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 03/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
International Value Portfolio	$425.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.447%

International Growth Portfolio	$425.9	International Growth Trends 0.85% on 1st $25 million 0. % on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.497%

Small-Mid Cap Value Portfolio	$317.2	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65%on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.613%

Small-Mid Cap Growth Portfolio	$317.0	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.613%

Volatility Management Portfolio	$1,438.2	Volatility Management[20] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.459%

The Adviser manages the AB Mutual Funds (“ABMF”), which are open-end investment companies, and AB Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds whose investment styles are similar to those of the Portfolios, set forth below are what would have been the effective advisory fees

20	For stand-alone investment (Collective Investment Trust) only.

AB POOLING PORTFOLIOS •	395

of the Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2015 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	AB Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a blend investment strategy of International Value Portfolio and International Growth Portfolio. The advisory fee schedule of SCB Fund—International Portfolio is set forth in the table below.

396	• AB POOLING PORTFOLIOS

Portfolio[21]	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio/ International Growth Portfolio	International Portfolio

0.925% on 1st $1 billion

0.850% on next $3 billion

0.800% on next $2 billion

0.750% on next $2 billion

0.650% thereafter

The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.

0.875%[22]

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[23]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2015 net assets.24

21	investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

22	The SCB Fund effective fee of 0.875% includes the five basis points advisory fee waiver.

23	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

AB POOLING PORTFOLIOS •	397

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1[25],[26]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.301%

U.S. Large Cap Growth Portfolio	Client #2	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $1000 million 0.25% on the balance	0.270%

International Value Portfolio	Client #3[25],[26]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.489%

	Client #5	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.552%

	Client #6	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.604%

Volatility Management Portfolio	Client #7	AB Sub-Advisory Fee Schedule: 0.18% on the first $500 million 0.15% on the next $1 billion 0.13% on the balance	0.160%

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

25	The client is an affiliate of the Adviser.

26	Assets are aggregated with other client portfolios for purposes of calculating the advisory fee.

398	• AB POOLING PORTFOLIOS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.27 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.28,29 Lipper’s analysis included the

27

The Senior Officer Fee Evaluation was dated July 24, 2014 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 7, 2014.

28

Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

29	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

AB POOLING PORTFOLIOS •	399

Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).30,31

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The original EGs of International Value Portfolio and Volatility Management Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s EU was also expanded to include the universes of those peers that have a similar but not the same investment classification/objective and load type as the Portfolio. The result of Lipper’s analysis is set forth in the table below.32,33

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.027	0.047	3/15	0.068	8/50
U.S. Large Cap Growth Portfolio	0.028	0.043	3/17	0.056	26/125
Multi-Asset Real Return Portfolio	0.069	0.085	7/17	0.113	20/58
International Value Portfolio[34]	0.052	0.100	3/15	0.114	5/30
International Growth Portfolio	0.047	0.096	1/18	0.103	19/88
Small-Mid Cap Value Portfolio	0.064	0.086	6/16	0.060	18/30

30	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

31	There are limitations in expense category data because different funds categorize expenses differently.

32	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser.

33	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

34	The Portfolio’s EG includes the Portfolio, nine other International Multi-Cap Value (“IMLV”) funds and five International Large-Cap Value (“ILCV”) funds. The Portfolio’s EU includes the Portfolio, EG and all other IMLV and ILCV funds, excluding outliers.

400	• AB POOLING PORTFOLIOS

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small-Mid Cap Growth Portfolio	0.074	0.067	12/20	0.064	51/88
Volatility Management Portfolio[35]	0.046	0.128	1/9	0.246	2/18

Based on this analysis, except for Small-Mid Cap Growth Portfolio, whose total expense ratio is higher than its EG and EU medians, and Small-Mid Cap Growth Value Portfolio, whose total expense ratio is lower than the EG median but higher than the EU median, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased with the exception Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, and Volatility Management Portfolio during calendar year 2014, relative to 2013.

Multi-Asset Real Return, International Value Portfolio, and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB,” during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

35	The Portfolio’s EG includes the Portfolio, four other Flexible Portfolio (“FX”) funds and four Alternative Global Macro (“AGM”) funds. The Portfolio’s EU includes the Portfolio, EG and all other FX and AGM funds, excluding outliers.

AB POOLING PORTFOLIOS •	401

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli36 study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent

36	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

402	• AB POOLING PORTFOLIOS

consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 and 3 year) gross performance returns and rankings of the Portfolios39 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)40 for the periods ended February 28, 2015.41,42

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	13.07	12.33	11.70	6/15	19/50
3 year	18.49	18.49	18.39	8/15	21/47
5 year	14.61	16.38	15.76	12/14	30/41

U.S. Large Cap Growth Portfolio
1 year	19.96	13.88	13.78	1/17	6/123
3 year	20.64	19.74	18.65	6/17	15/113
5 year	17.09	17.84	17.41	11/16	56/93

Multi-Asset Real Return Portfolio[43]
1 year	-10.96	7.49	5.57	16/17	55/56
3 year	-2.99	10.47	9.56	15/15	44/45
5 year	2.77	10.16	10.09	12/12	27/27

39	The performance returns of the Portfolios shown were provided by Lipper.

40	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

41	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

42	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

43

The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy. Subsequently, Lipper Classification changed in 2014 to Flexible Portfolios as a result of Lipper’s elimination of their Global Flexible Funds category in September 2014. See footnote 42 for information regarding Lipper classification changes.

AB POOLING PORTFOLIOS •	403

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	1.81	-1.73	-1.76	1/10	2/30
3 year	7.41	9.20	9.14	9/10	22/25
5 year	5.17	7.86	7.86	8/9	20/21

International Growth Portfolio
1 year	2.50	1.79	1.46	6/18	33/87
3 year	5.37	10.51	9.55	15/15	72/76
5 year	3.53	10.12	9.48	12/12	69/70

Small-Mid Cap Value Portfolio
1 year	11.09	11.63	13.15	11/15	22/29
3 year	19.10	18.95	18.94	7/14	11/26
5 year	16.29	16.94	17.08	7/10	13/21

Small-Mid Cap Growth Portfolio
1 year	3.32	10.07	10.05	17/19	80/87
3 year	16.04	16.85	16.85	12/19	52/81
5 year	21.30	18.10	17.79	2/17	3/73

Volatility Management Portfolio
1 year	10.74	3.41	10.83	2/5	5/8
3 year	11.34	6.70	9.34	2/4	2/6

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.44 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.45

44	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

45

Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

404	• AB POOLING PORTFOLIOS

	Periods Ended February 28, 2015 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	13.05	18.47	14.59	6.44	14.44	1.01	5
Russell 1000 Value Index	13.49	18.11	15.51	7.49	13.47	1.13	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	19.93	20.62	17.07	9.28	15.58	1.09	5
Russell 1000 Growth Index	16.24	18.05	17.21	9.38	13.37	1.24	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	-11.39	-3.21	2.61	2.54	15.40	0.24	5
MSCI AC World Commodity Producers Index	-12.41	-6.47	-0.60	5.01	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed RE Index—Gross Return	16.44	13.34	13.65	7.52	N/A	N/A	N/A
All Market Real Return Benchmark[46]	-7.70	-2.25	2.28	3.60	15.39	0.22	5
Inception Date: May 20, 2005

International Value Portfolio[47]	1.76	7.36	5.12	3.67	18.95	0.35	5
MSCI AC World Index ex U.S.	0.87	6.49	6.55	6.03	16.35	0.46	5
MSCI EAFE Net Index	-0.03	9.41	7.78	5.50	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio[47]	2.45	5.33	3.49	2.31	17.47	0.28	5
MSCI AC World Index ex U.S.	0.87	6.49	6.55	6.03	16.35	0.46	5
MSCI AC World Index ex U.S. Growth	2.88	7.24	7.40	6.41	N/A	N/A	N/A
MSCI EAFE Net Index	-0.03	9.41	7.78	5.50	N/A	N/A	N/A
Inception Date: May 20, 2005

46	Multi-Asset Real Return Benchmark comprises of equally-weighted blend of the MSCI ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed index to the FTSE EPRA/NAREIT Global Index.

47	On January 1, 2012, the Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S.

AB POOLING PORTFOLIOS •	405

	Periods Ended February 28, 2015 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
Small-Mid Cap Value Portfolio	11.02	19.03	16.24	10.38	18.10	0.92	5
Russell 2500 Value Index	6.95	16.87	15.46	8.48	16.06	0.97	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	3.25	15.97	21.23	13.37	17.77	1.17	5
Russell 2500 Growth Index	9.62	17.94	18.40	10.71	17.26	1.06	5
Inception Date: May 20, 2005

Volatility Management Portfolio[48]	10.69	11.29	N/A	9.74	9.39	1.18	3
MSCI AC World Index	7.55	11.57	N/A	9.14	10.32	1.10	3
Inception Date: April 16, 2010

CONCLUSION:

The Senior Officer recommended that the Trustees consider discussing with the Adviser changing Multi-Asset Real Return Portfolio’s primary benchmark from the MSCI AC World Commodity Producers Index (NDR) to the All Market Real Return Index or to add the All Market Real Return Index as a secondary benchmark in the Portfolio’s prospectus.

Based on the factors discussed above, most notably the zero advisory fees and limited total expenses of the Portfolios as well as the reasonableness of the advisory fees paid by shareholders of the Institutional Clients that invest in the Portfolios, and the information provided by the Adviser and the memorandum from your independent counsel, including the legal analysis and factors you need to consider when approving the Investment Advisory Agreement for the Portfolios, my conclusion is that the Investment Advisory Agreement is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances.

Dated: June 5, 2015

48	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

406	• AB POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB POOLING PORTFOLIOS •	407

AB Family of Funds

NOTES

408	• AB POOLING PORTFOLIOS

AB POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0815

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB U.S. Value Portfolio	2014	$27,778	$—	$13,622
	2015	$28,620	$—	$16,888
AB U.S. Large Cap Growth Portfolio	2014	$27,778	$—	$13,622
	2015	$28,620	$—	$16,863
AB Multi-Asset Real Return	2014	$65,848	$—	$41,216
	2015	$67,844	$—	$26,338
AB International Value Portfolio	2014	$39,021	$—	$33,539
	2015	$40,204	$—	$40,930
AB International Growth Portfolio	2014	$39,021	$—	$26,689
	2015	$40,204	$—	$29,950
AB Short Duration Bond Portfolio	2014	$35,119	$—	$12,309
	2015	$36,183	$—	$15,251
AB Global Core Bond Portfolio	2014	$41,948	$—	$12,309
	2015	$43,219	$—	$12,647
AB Inflation Protected Securities Portfolio	2014	$58,694	$—	$11,744
	2015	$60,473	$—	$14,703
AB High-Yield Portfolio	2014	$107,552	$—	$20,565
	2015	$110,811	$—	$24,027
AB Small Mid-Cap Value Portfolio	2014	$31,593	$—	$22,719
	2015	$32,551	$—	$13,976
AB Small Mid-Cap Growth Portfolio	2014	$27,778	$—	$16,454
	2015	$28,620	$—	$13,976
AB Volatility Management	2014	$66,499	$—	$30,161
	2015	$68,514	$—	$40,216

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2014	$382,427	$ $ $	13,622 — (13,622)
	2015	$355,138	$ $ $	16,888 — (16,888)
AB U.S. Large Cap Growth Portfolio	2014	$382,427	$ $ $	13,622 — (13,622)
	2015	$355,113	$ $ $	16,863 — (16,863)
AB Multi-Asset Real Return	2014	$410,021	$ $ $	41,216 — (41,216)
	2015	$525,165	$ $ $	26,338 — (26,338)
AB International Value Portfolio	2014	$402,344	$ $ $	33,539 — (33,539)
	2015	$379,180	$ $ $	40,930 — (40,930)
AB International Growth Portfolio	2014	$395,494	$ $ $	26,689 — (26,689)
	2015	$368,200	$ $ $	29,950 — (29,950)
AB Short Duration Bond Portfolio	2014	$381,114	$ $ $	12,309 — (12,309)
	2015	$353,501	$ $ $	15,251 — (15,251)
AB Global Core Bond Portfolio	2014	$381,114	$ $ $	12,309 — (12,309)
	2015	$511,474	$ $ $	12,647 — (12,647)
AB Inflation Protected Securities Portfolio	2014	$380,549	$ $ $	11,744 — (11,744)
	2015	$352,953	$ $ $	14,703 — (14,703)
AB High-Yield Portfolio	2014	$389,370	$ $ $	20,565 — (20,565)
	2015	$362,277	$ $ $	24,027 — (24,027)
AB Small Mid-Cap Value Portfolio	2014	$391,524	$ $ $	22,719 — (22,719)
	2015	$484,851	$ $ $	(13,976 — 13,976)
AB Small Mid-Cap Growth Portfolio	2014	$385,529	$ $ $	16,454 — (16,454)
	2015	$512,803	$ $ $	13,976 — (13,976)
AB Volatility Management	2014	$398,966	$ $ $	30,161 — (30,161)
	2015	$378,466	$ $ $	40,216 — (40,216)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s./ Robert M. Keith
Robert M. Keith
President

Date:	October 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 20, 2015